As we move forward in our mission to provide the tools to help you achieve your dreams by becoming your retirement partner, it is an opportune time to reflect upon our achievements in 1996.

Our Aetna funds had another outstanding year. Aeltus Investment Management, Inc., our affiliate organization which manages these funds, was named one of the World's Best Money Managers by Nelson's Publications, an organization that compares investment performance data on over 1,700 investment managers from around the world.

To broaden our customer service capabilities, we established a second Customer Service site in Phoenix, Arizona. This endeavor demonstrates our strong commitment to providing you with professional and dependable customer service at all times.

The Aetna Retirement Services organization, through its subsidiary Aetna Financial Services, Inc. is in the process of developing financial planning capabilities to provide customers with the tools to achieve their retirement dreams. Once this capaiblity is developed, Aetna Financial Services' professional financial planners, in partnership with other Aetna Retirement Services representatives, will be able to help customers define their financial objectives, evaluate their options, and advise them on the steps they can take to help turn their retirement dreams into tangible goals.

Once again, you will only be receiving the financial statements of the mutual funds you were invested in as of December 31, 1996. If you have selected any of the funds offered by the Calvert, Franklin, or Lexington fund families, you will receive each of these reports in a separate mailing. This is the most cost effective way for us to get this information to you without burdening you with reports that may not be of relevance or interest to you.

Please contact us if you have any questions or comments. You are the reason we're in business.

Thank you for your business and continued trust.

/s/ Dan Kearney

Daniel P. Kearney
President, Aetna Retirement Services, Inc.

                                                             Aetna Variable Fund
                                                               Growth of $10,000

Average Annual Total Return for
the Year Ended December 31, 1996*

1 Year    5 Year    10 Year
24.46%    13.16%    14.22%


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     Jan-87                                                                                        Dec-96
Aetna Variable Fund  10000     10538     12081     15593    16109    20361    21726    23190    22956     30359    37785
S&P 500 Index        10000     10525     12273     16163    15660    20432    21988    24205    24524     33741    41484



* "Total Return" is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not include any separate account charges imposed by ALIAC.

Aetna Variable Fund provided a return of 24.46%, net of fund expenses, for the year ended December 31, 1996. In favorable comparison, the past year was another amazing one for the U.S. stock market during which the S&P 500, an unmanaged index, returned a whopping 22.95%. The Fund's outstanding performance level placed it in the top 6% (21 out of 356) of all variable funds in the Growth and Income universe tracked by Morningstar for 1996. Among the same universe of funds, the Fund's ranking for 5 years is 92% (157 out of 170) and for 10 years is 19% (17 out of 91). How does a fund like Aetna Variable Fund beat the S&P 500 during such a strong year? Looking first at what was not responsible, then examining the ultimate strength, will help in understanding and celebrating the Fund's success

The Fund's outperformance was not achieved by taking more risk than the S&P 500. Using any of a number of risk models, the portfolio "beta," or relative volatility (how much the fund's return can change in the short term), of the Fund compared to the S&P 500 index would have measured between 0.85 and 0.95 during 1996, with the index measuring a slightly higher 1.0. Modest use of cash equivalents, broad diversification into a number of sub-categories of equity asset classes (also known as diversifying asset classes), and value-oriented stock selection all contributed to keeping the Fund's risk profile below that of the S&P 500.

Asset allocation also did not spur strong returns in 1996. Although our broad diversification into stocks of mid-sized and small companies, international stocks, and real estate stocks (equity REITs) helped to reduce the absolute volatility in the portfolio, most asset class returns, as demonstrated by their benchmark index return, lagged behind the S&P 500:

--------------------------------------------------------------------------------
    Asset Class             Benchmark Index                     Benchmark Return
--------------------------------------------------------------------------------
    Large Cap Stocks        S&P 500                                  22.95%
    Mid Cap Stocks          S&P Mid Cap 400 Index                    19.20%
    Small Cap Stocks        Russell 2000                             16.49%
    International Stocks    MSCI Europe, Australia & Far East         6.36%
    Real Estate Stocks      NAREIT                                   35.26%

Obviously, our diversification into equity REITs contributed to our excellent returns during 1996, but even though we had great enthusiasm for this asset class, the Fund could not invest more than about 4% in these securities because of their limited (though growing) size and liquidity. Our tactical asset allocation disciplines guided us to reduce or increase weightings in most asset classes at appropriate points during the year, but frankly we would have been better off just investing in S&P 500 stocks compared to our average asset mix during the year.

Finally, the Fund did not beat the S&P 500 by making large style, sector, or industry bets. We do not place extremely heavy influence on any specific style such as a growth style or a value style. We do not make subjective forecasts of interest rates, the economy, or even future company earnings. We keep our portfolios relatively close to their benchmarks with regard to macroeconomic factors, such as sensitivity to changes in interest rates or economic activity, and with regard to sector and industry weightings. These risk-control disciplines keep our relative performance focused upon stock selection, where we believe that we can add the most value for our investors.

It was the outstanding performance of our stock selection disciplines which led to our excellent performance. We made significant improvements in both our investment research and in our portfolio implementation processes over the past year, which we believe will provide a solid foundation for future investment performance. Several key additions to our professional investment staff have greatly enhanced our quantitative research and management capabilities. We have amassed a notable historical database of company financials, analyst earnings estimates, insider buying and selling, stock returns, and economic variables, and have done cutting-edge research to uncover evidence of past market inefficiencies which we exploit in our portfolios. State-of-the-art hardware, software, and databases enable us to analyze and rebalance our portfolios nearly every trading day using an extremely efficient computer-based process which quickly processes an enormous amount of market, economic, and company information. Carefully constructed portfolio risk-control and optimization techniques enable us to focus the risk in our portfolios upon those characteristics which we believe will be rewarded, and to neutralize all other risks. Characteristics we favor--attractive valuation, positive earnings momentum, and shareholder oriented management--were strongly valued by the market over the past year, and we believe that they are likely to continue to help guide us to stocks which offer the potential for superior returns.

Our asset allocation disciplines, which measure the extra expected return of stocks over bonds, indicated that as of year end, prospective stock returns were unusually low compared to bond yields. Consequently, given the returns of asset classes in 1996, we have recently become more cautious towards domestic equities, and equity REITs in particular. We believe the likelihood of profit disappointment is increasing, as corporate profit growth is expected to continue its slow-down in coming months. Although Federal Reserve monetary policy has been neutral of late, Chairman Greenspan has implied that he is inclined to dampen the market's excitement, and even slight evidence of inflationary pressure may be cause to raise interest rates. The Fund has often been close to fully invested in stocks during the year, but we have begun to increase cash equivalents allocation, with a target allocation of roughly 5%.

Past performance is no assurance of future returns.

Investment Summary:

--------------------------------------------------------------------------------
Top Ten Equity Holdings                     % of Portfolio
--------------------------------------------------------------------------------
Intel Corp.                                      2.7%
AT&T Corp.                                       1.9%
Bristol-Meyers Squibb Co.                        1.9%
Travelers Group, Inc.                            1.7%
Microsoft Corp.                                  1.7%
BankAmerica Corp.                                1.6%
Cisco Systems, Inc.                              1.6%
Johnson & Johnson                                1.6%
Mobil Corp.                                      1.5%
Walt Disney Co. (The)                            1.4%

Large Cap Portfolio Sector Breakdown:

--------------------------------------------------------------------------------
                                   Portfolio        S&P 500
Sector                              Weight           Weight       Over/(Under)
--------------------------------------------------------------------------------
Basic Materials                       2.2%             6.3%          (4.1)%
Producer Goods & Services            10.0%            12.6%          (2.6)%
Technology                           14.5%            11.8%           2.7 %
Consumer Goods                       31.5%            32.7%          (1.2)%
Services                              2.4%             2.3%           0.1 %
Financial Services                   14.2%            14.6%          (0.4)%
Utilities                            25.2%            19.7%           5.5 %

Asset Allocation:

--------------------------------------------------------------------------------------------------------
                                    Portfolio of       Notional Value     Notional Value       Economic
                                     Investments        of Options *       of Futures *       Exposure *
--------------------------------------------------------------------------------------------------------
Large Cap Stocks                        72.2%                  --                 3.8%            76.0%
Mid Cap Stocks                           9.9%                (6.0)%              --                3.9%
Small Cap Stocks                         4.3%                 1.4%               --                5.7%
International Stocks                     5.7%                  --                 0.2%             5.9%
Real Estate Stocks                       3.8%                  --                --                3.8%
Special Situations **                    1.1%                  --                0.8%              1.9%
Convertible Securities                   1.4%                  --                --                1.4%
Cash Equivalents                         1.6%                 4.6%              (4.8)%             1.4%
                                       -----                -----              -----             -----
       Total Investments               100.0%                 0.0%               0.0%            100.0%
                                       =====                =====              =====             =====

* "Notional value" refers to the economic value at risk, or the exposure to the financial instruments underlying the options and futures positions. "Economic exposure" reflects the Fund's exposure to both changes in value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

** Please note that a new type of equity investment was introduced to the Fund's lineup during the past fiscal year. The "special situations" category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities, and stocks of companies which derive their value from something other than assets, earnings, and dividends.

                                                             Aetna Income Shares
                                                               Growth of $10,000

Average Annual Total Returns for
the Year Ended December 31, 1996*

1 Year    5 Year    10 Year
3.60%     6.77%     8.83%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Jan-87                                                                                          Dec-96
Aetna Income Shares           10000    10451    11248     12887     14065     16799     18051     19798    19026     22497    23304
Lehman Aggregate Bond Index   10000    10276    11087     12698     13835     16049     17237     18917    18365     21757    22547


* "Total Return" is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not include any separate account charges imposed by ALIAC.

Aetna Income Shares generated a return of 3.60%, net of fund expenses, for the year ended December 31, 1996. The Fund's performance was comparable to the Lehman Brothers Aggregate Bond Index (an unmanaged index) return of 3.63% over the same period. Versus its competitive peer group for the past 1,5, and 10 years ended December 31, 1996, the Fund's returns ranked in the top 51% (151 out of 295), 53% (86 out of 163), and 19% (18 out of 95) respectively, of Morningstar's variable annuity corporate bond funds universe.

As interest rates rose over the year, the negative price action was sufficient to bite into the coupon income of investment grade bonds. The longer dated assets were hardest hit as 30-year U.S.Treasury yields rose by nearly 0.70% over the period. U.S. Treasuries underperformed other sectors within the investment grade universe as corporate bonds and mortgage-backed securities received some benefit from the additional yield provided. As one would expect in a down market environment, mortgage-backed securities outperformed all other sectors. Inherently more defensive in nature, these securities typically provide for monthly repayments of principal and interest. Within the Fund, premium GNMA pass-throughs and non-agency mortgage-backed securities were among the top performers due to their shorter durations.

In the corporate sector, credit quality played a role as lower rated bonds generally fared better than higher quality counterparts. Improved balance sheets, increased demand and favorable market technicals help to narrow yield spread differentials between corporate bonds and U.S. Treasuries. The Fund's holdings of foreign bonds, particularly those of Asian issuers such as Korea and China outperformed the general corporate universe. We were disappointed with the return performance on our media and cable holdings. These companies and the industry as a whole have struggled this year with high capital expenditures and increased competition.

In  addition,   Fund  performance  was  increased  through  modest  holdings  of high-yield bonds and emerging country debt. Both asset classes smartly outperformed traditional investment grade bonds in 1996. Strong cash inflows, improved fundamentals, and demand for higher yields provided support to these alternative asset classes. Here again, returns varied according to specific companies or industries within the high-yield market and between countries or continents for the emerging markets. The Fund's high-yield holdings generated mixed results while the emerging market holdings provided exceptional returns.

As we look forward to 1997, we anticipate that the interest rate environment will remain fairly stable over the next several months. Moderate economic growth with little in terms of inflationary pressures could keep monetary policy on hold. Given a relatively unchanged interest rate environment, securities that provide additional yield over U.S. Treasuries could outperform the market. As opportunities arise, we believe the Fund is well positioned with exposure to mortgage securities and an overweighting of corporate bonds. We intend to maintain a modest exposure to alternative asset classes to enhance potential yield and diversify the Fund's portfolio holdings.

Past performance is no assurance of future returns.

Investment Summary:

--------------------------------------------------         ---------------------------------------------------------------------
Quality Ratings                     % of Portfolio         Top Ten Long Term Holdings                             % of Portfolio
--------------------------------------------------         ---------------------------------------------------------------------
AAA                                     59.5%              U.S. Treasury Bond, 10.375%, 11/15/12                       3.8%
AA                                       7.6%              U.S. Treasury Note, 6.875% 03/31/00                         3.8%
A                                       11.0%              FNMA, 30 Yr., 8.00%, 12/11/26                               3.8%
BBB                                      6.1%              U.S. Treasury Note, 6.875%, 08/31/99                        3.0%
BB                                       3.8%              U.S. Treasury Note, 6.875, 07/31/99                         3.0%
B                                        2.2%              U.S. Treasury Note, 6.25%, 05/31/00                         3.0%
Other                                    9.8%              U.S. Treasury Note, 5.75%, 08/15/03                         2.9%
Average                                  AA-               Associates Corp., 7.95%, 02/15/10                           2.4%
                                                           U.S. Treasury Note, 6.50%, 05/31/01                         2.2%
                                                           Ford Motor Credit Corp., FRN, 5.75%, 02/22/99               2.2%

                                                      Aetna Variable Encore Fund
                                                               Growth of $10,000


Average Annual Total Returns for
the Year Ended December 31, 1996*

1 Year    5 Year    10 Year
5.37%     4.46%     6.08%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                        Jan-87                                                                               Dec-96
Aetna Variable Encore Fund              10000   10679   11483   12560   13622   14511   15042    15522    16154     17131    18051
IBC/Donoghue Public Money Market Funds  10000   10594   11320   12285   13214   13949   14415    14799    15346     16167    16947


* "Total Return" is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not include any separate account charges imposed by ALIAC. The IBC/Donoghue Public Money Market Funds is an unmanaged broad based index. An investment in this Fund is neither insured nor guaranteed by the United States Government.

Aetna Variable Encore Fund generated a total return of 5.37%, net of fund expenses, for the year ended December 31, 1996. Versus its peer group, the Fund's performance ranked in the top 20% (52 out of 262), 16% (26 out of 165), and 14% (16 out of 115) of Morningstar's variable money market funds universe for the 1, 5, and 10 year periods, respectively. As of December 31, 1996 the Fund reported a 7-day average yield of 5.23%, net of fund expenses, and maintained an average portfolio maturity of 48 days.

The Fund's above average performances are a direct result of adjustments to average portfolio maturity, positioning along the yield curve, and security selection. A yield curve plots current money market security yields against money market security maturities. Earlier in the year, an inverted yield curve, one in which short-term rates are higher than long-term rates, provided the Fund with an opportunity to "barbell" the portfolio holdings. In other words, the Fund focused attention primarily on the front end of the yield curve where higher yields are offered on shorter maturities, and some attention on longer maturities. This strategy resulted in shorter average maturities but generated higher yields. As the year progressed and the yield curve reshaped to a more normal positive slope, the Fund's average maturity was lengthened as yields increased on longer dated maturities.

An increased allocation to asset-backed securities also helped enhance yield. These AAA-rated securities are usually collateralized by a pool of assets such as credit card receivables, automobile loans, or other similar types of assets. Investors are compensated with additional yield for the amortizing structures and increased complexity of these securities. Incremental yield was added through use of corporate and medium term notes over commercial paper.

Our near term strategy for early 1997 is to remain relatively neutral and keep the current Fund strategy in place. Although the data at year-end point to pockets of economic strength, we do not expect a strong resurgence of economic growth as we enter the new year. With 1996 behind us, we believe that the Federal Reserve will strive to leave monetary policy unchanged barring an increase in inflation.


Past performance is no assurance of future returns.

Investment Summary:

----------------------------------     -----------------------------------------
Quality Breakdown   % of Portfolio     Maturity  Distribution     % of Portfolio
----------------------------------     -----------------------------------------
Tier 1                  97.0%          1 - 30 days                     45.1%
Tier 2                   3.0%          31-60 days                      19.7%
                                       61-90 days                      13.7%
                                       91 days or more                 21.5%

                                            Aetna Investment Advisers Fund, Inc.
                                                               Growth of $10,000

Average Annual Total Returns for
the Year Ended December 31, 1996*

1 Year    5 Year   Inception+
15.17%    11.26%    11.29%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                      Apr-89                                                                           Dec-96
Aetna Investment Advisers Fund        10000     10730     11339      13429     14289     15699     15627     19882     22898
Lehman Aggregate Bond Index           10000     11325     12340      14314     15373     16872     16380     19405     20109
S&P 500 Index                         10000     12297     11915      15545     16729     18416     18659     25671     31562
60% S&P 500/40% Lehman Aggregate      10000     11913     12129      15133     16281     17908     17849     23143     26607


* `Total Return' is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not include any separate account charges imposed by ALIAC.

+ Date of Inception was April 3, 1989.

The Aetna Investment Advisers Fund generated a total return of 15.17% for the year ended December 31, 1996, net of fund expenses, as compared with a return of 14.97% for the 60%/40% weighted S&P 500 Index and the Lehman Brothers Aggregate Bond Index (both unmanaged indices). In addition to outpacing its benchmark, the Fund's performance also compared favorably within Morningstar's Balanced Fund universe, ranking in the top 28% (116 out of 416) and the top 30% (69 out of 233) for the one and five year time periods, respectively.

The first six months of 1996 was characterized by strength in the economy, higher interest rates and strong equity markets. For most of this period, the Fund maintained an allocation of stocks relative to bonds of 65/35, reducing it slightly to a more neutral 60/40 split toward mid-year. During this time, stocks of smaller companies outpaced stocks of larger companies, and the Fund's aggressive equity posture and small company stock exposure contributed positively to performance. Bond prices fell considerably over this period as fears of an overheating economy led to higher interest rates. Due to the Fund's shorter duration posture and exposure to diversifying asset classes, it was able to outperform the Lehman Aggregate Bond Index.

We continued our defensive strategy into the second half of the year reducing our exposure to small company stocks. Throughout the second half of 1996, we maintained an allocation of 55% stocks and 45% bonds and cash. After a sharp and short-lived sell-off in July, stocks continued to set a string of new records, with large company stocks outperforming small company stocks. Overall, the S&P 500 returned 22.95% in 1996, with technology stocks leading the way--a sector in which the Fund was overweighted--adding to performance.

The U.S. Treasury market continued the bumpy ride it began in early 1996, but this time with a reversal of fortunate performance. U.S. Treasury yields fell from their 1996 high of 7.20% in July and eventually troughed at 6.35% late in the year as the economy showed signs of slowing. In all, 1996 was a mediocre year for bonds as the Lehman Aggregate Bond Index returned 3.63%. The only bright spot was in emerging markets and high yield bonds. The Fund's exposure to these sub-categories of bonds (also known as diversifying asset classes) produced strong positive returns for the year.

Looking to 1997, the likelihood of moderate economic growth, low global inflation and a strong US dollar could continue to foster a favorable investment environment. We believe corporate earnings growth, while slowing, is likely to remain positive, with individual stock selection taking on increased importance. We will continue to emphasize diversifying asset classes as interest rates are expected to remain at moderate levels, and adjust allocation between stocks, bonds, and cash as appropriate.

Past performance is no assurance of future returns.

Investment Summary:
--------------------------------------------------------------------------------
Top Ten Holdings                                                  % of Portfolio
--------------------------------------------------------------------------------
U.S. Treasury Note, 5.75%, 10/31/00                                    6.3%
SunAmerica, Inc.                                                       1.2%
U.S. Treasury Bond, 6.25%, 06/30/98                                    1.2%
Intel Corp.                                                            1.1%
Pitney Bowes Credit Corp., 8.55%, 09/15/09                             1.1%
United Technologies Corp.                                              1.0%
United Mexican States Government Bond, 11.375%, 09/15/16               1.0%
Cisco Systems, Inc.                                                    1.0%
BCH Cayman Islands, Ltd.                                               1.0%
BMC Software, Inc.                                                     1.0%

Large Cap Portfolio Sector Breakdown:

--------------------------------------------------------------------------------
                                   Portfolio         S&P 500
Sector                               Weight          Weight         Over/(Under)
--------------------------------------------------------------------------------
Basic Materials                        2.5%            6.3%            (3.8)%
Producer Goods & Services             22.6%           12.6%            10.0 %
Technology                            11.4%           11.8%            (0.4)%
Consumer Goods                        34.1%           32.7%             1.4 %
Services                               2.0%            2.3%            (0.3)%
Financial Services                    13.6%           14.6%            (1.0)%
Utilities                             13.8%           19.7%            (5.9)%

Aetna Variable Fund
Portfolio of Investments - December 31, 1996
--------------------------------------------------------------------------------

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------

COMMON STOCKS (97.4%)
United States (91.7%)

Aerospace and Defense (1.3%)
General Dynamics Corp. .....................            23,200      $  1,635,600
Gulfstream Aerospace Corp. + ...............           125,600         3,045,800
McDonnell Douglas Corp. ....................           971,000        62,143,999
United Technologies Corp. ..................           404,800        26,716,800
                                                                    ------------
                                                                      93,542,199
                                                                    ------------

Agriculture (0.2%)
Pioneer Hi-Bred International, Inc. ........           182,500        12,775,000
                                                                    ------------

Apparel (1.4%)
Fruit of the Loom, Inc. + ..................           735,000        27,838,125
Gap, Inc. ..................................            97,200         2,928,150
Jones Apparel Group, Inc. + ................            40,300         1,506,213
Liz Claiborne, Inc. ........................         1,033,700        39,926,662
Nike, Inc. Class B .........................           391,400        23,386,150
                                                                    ------------
                                                                      95,585,300
                                                                    ------------

Autos and Auto Equipment (1.6%)
Borg Warner Automotive, Inc. ...............            61,700         2,375,450
Chrysler Corp. .............................         2,699,200        89,073,599
Dura Automotive Systems, Inc. + ............            27,900           627,750
Kaydon Corp. ...............................            38,000         1,790,750
Smith (A.O.) Corp. .........................            93,100         2,781,363
Snap-On, Inc. ..............................           378,200        13,473,375
SPX Corp. ..................................            85,300         3,305,375
                                                                    ------------
                                                                     113,427,662
                                                                    ------------

Banks (7.4%)
Bank United Corp. ..........................            46,500         1,243,875
BankAmerica Corp. ..........................         1,147,000       114,413,249
Bankers Corp. ..............................            42,000           845,250
CCB Financial Corp. ........................            14,500           989,625
Charter One Financial, Inc. ................           428,400        17,992,800
City National Corp. ........................           210,800         4,558,550
Comerica, Inc. .............................            45,000         2,356,875
Commercial Federal Corp. ...................            57,200         2,745,600
Cullen/Frost Bankers, Inc. .................            76,000         2,527,000
FFY Financial Corp. ........................            21,500           544,219
First American Corp. (Tenn.) ...............            84,900         4,892,363
First Chicago Corp. ........................         1,422,072        76,436,369
First Commonwealth Financial Corp. .........            18,900           352,013
First Empire State Corp. ...................             3,900         1,123,200
First of America Bank Corp. ................            61,700         3,709,713
First Union Corp. ..........................         1,120,100        82,887,399
Golden West Financial Corp. ................           103,500         6,533,438
GreenPoint Financial Corp. .................           260,300        12,299,175
H. F. Ahmanson & Co. .......................         1,129,400        36,705,500
Investors Financial Services Corp. .........           105,300         2,922,075
NationsBank Corp. ..........................           926,300        90,545,824
North Fork Bancorp, Inc. ...................            61,600         2,194,500
ONBANCorp, Inc. ............................            11,900           331,713
Queens County Bancorp, Inc. ................            66,666         3,158,302


                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------

Banks (continued)
Reliance Bancorp, Inc. .....................            13,400      $    261,300
Republic New York Corp. ....................           295,600        24,128,350
Security Capital Corp. .....................            33,000         2,433,750
St. Francis Capital Corp. ..................            12,200           317,200
Star Banc Corp. ............................            62,100         5,705,438
Trustmark Corp. ............................            17,900           456,450
UnionBancal Corp. ..........................            78,100         4,139,300
Zion Bancorporation ........................            36,500         3,796,000
                                                                    ------------
                                                                     513,546,415
                                                                    ------------

Building Materials and Construction (0.9%)
American Buildings Co. + ...................            60,500         1,444,438
Armstrong World Industries, Inc. ...........           377,800        26,257,100
Arvin Industries, Inc. .....................            43,100         1,066,725
Butler Manufacturing Co. ...................             9,300           376,650
Centex Corp. ...............................           143,800         5,410,475
Champion Enterprises, Inc. + ...............           403,404         7,866,378
Continental Homes Holding Corp. ............            37,300           792,625
Elcor Corp. ................................            36,800           786,600
Granite Construction, Inc. .................           128,850         2,448,150
Jacobs Engineering Group, Inc. + ...........            32,800           774,900
Lennar Corp. ...............................           238,000         6,485,500
Masco Corp. ................................            67,400         2,426,400
NCI Building Systems, Inc. + ...............            14,300           493,350
Skyline Corp. ..............................            32,400           801,900
Texas Industries, Inc. .....................            39,900         2,019,938
Tredegar Industries, Inc. ..................            17,300           694,163
Vulcan Materials Co. .......................            35,800         2,179,325
                                                                    ------------
                                                                      62,324,617
                                                                    ------------

Chemicals (1.7%)
Arcadian Corp. .............................           207,600         5,501,400
ARCO Chemical Co. ..........................            66,200         3,243,800
Chemed Corp. ...............................            19,300           704,450
Cytec Industries + .........................           335,100        13,613,438
Dow Chemical Co. ...........................           903,900        70,843,162
Du Pont (E.I.) de Nemours ..................            65,200         6,153,250
Goodrich (B.F.) Co. ........................           128,000         5,184,000
Monsanto Co. ...............................           245,600         9,547,700
OM Group, Inc. .............................            42,300         1,142,100
PPG Industries, Inc. .......................            57,700         3,238,413
                                                                    ------------
                                                                     119,171,713
                                                                    ------------

Commercial Services (0.5%)
AccuStaff, Inc. + ..........................            44,000           929,500
APAC Teleservices, Inc. + ..................            16,600           637,025
Billing Information Concepts + .............            39,400         1,132,750
Devry, Inc. + ..............................           171,200         4,023,200
Employee Solutions, Inc. + .................           155,600         3,189,800
FactSet Research Systems, Inc. + ...........            43,700           917,700
GATX Corp. .................................            95,000         4,607,500
Kindercare Learning Centers, Inc.+ .........            59,500         1,115,625
May & Speh, Inc. + .........................            32,200           394,450
Quintiles Transnational Corp. + ............             1,300            86,125

                                        See Notes to Portfolio of Investments. 9

Aetna Variable Fund
Portfolio of Investments - December 31, 1996 (continued)
--------------------------------------------------------------------------------
                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------
United States (continued)

Commercial Services (continued)
Robert Half International, Inc. + ..........           286,800      $  9,858,750
US Filter Corp. + ..........................           106,100         3,368,675
Wackenhut Corp. Class B ....................            66,900         1,020,225
                                                                    ------------
                                                                      31,281,325
                                                                    ------------

Computer Software (5.2%)
Access Health, Inc. + ......................            54,900         2,456,775
Acxiom Corp. + .............................            71,800         1,723,200
Analysts International Corp. ...............            17,400           491,550
BMC Software, Inc. + .......................           985,600        40,779,199
Boole & Babbage, Inc. + ....................            36,150           903,750
Cadence Design Systems, Inc. + .............           303,600        12,068,100
CCC Information Services Group + ...........             9,200           147,200
Cisco Systems, Inc. + ......................         1,789,320       113,845,484
Computer Associates International,
  Inc ......................................           850,175        42,296,205
Computer Sciences Corp. + ..................                 1                82
Compuware Corp. + ..........................           404,300        20,265,538
Document Sciences Corp. + ..................             9,300            91,838
Edify Corp. + ..............................            25,600           409,600
Engineering Animation, Inc. + ..............            37,200           902,100
Hyperion Software Corp. + ..................           100,100         2,127,125
Kronos, Inc. + .............................            30,350           971,200
Memco Software Ltd. + ......................             9,800           172,725
Microsoft Corp. + ..........................         1,399,200       115,608,899
Peerless Systems Corp. + ...................             1,000            17,000
Project Software &  Development,
  Inc. + ...................................            27,600         1,169,550
SPSS, Inc. + ...............................            16,800           468,300
Sungard Data Systems, Inc. + ...............           125,300         4,949,350
                                                                    ------------
                                                                     361,864,770
                                                                    ------------

Computers and Office Equipment (4.8%)
3Com Corp. + ...............................           400,000        29,350,000
Ceridian Corp. + ...........................           347,200        14,061,600
Comdisco, Inc. .............................            92,850         2,947,988
Compaq Computer Corp. + ....................           993,100        73,737,674
Comverse Technology, Inc. + ................            94,451         3,571,428
Dell Computer Corp. + ......................         1,677,900        89,138,437
EMC Corp. + ................................           277,800         9,202,125
FORE Systems, Inc. + .......................           168,600         5,542,725
Gateway 2000, Inc. + .......................           171,600         9,191,325
Harris Corp. ...............................           107,300         7,363,463
HBO & Co. ..................................            65,700         3,900,938
Herman Miller, Inc. ........................           116,100         6,574,163
Moore Corp. Ltd. ...........................           667,400        13,598,275
Standard Register Co. ......................            31,700         1,030,250
Sun Microsystems, Inc. + ...................         2,268,500        58,272,093
Trident Microsystems, Inc. + ...............            35,300           595,688
Wallace Computer Services, Inc. ............            58,200         2,007,900
Western Digital Corp. + ....................           107,200         6,097,000
                                                                    ------------
                                                                     336,183,072
                                                                    ------------

Consumer Products (0.2%)
First Brands Corp. .........................           139,200         3,949,800


                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------

Consumer Products (continued)
Premark International, Inc. ................           297,300      $  6,614,925
                                                                    ------------
                                                                      10,564,725
                                                                    ------------

Diversified (2.7%)
Amway Asia Pacific Ltd. ....................            19,800           839,025
General Electric Co. .......................           778,600        76,984,074
Harsco Corp. ...............................            95,700         6,555,450
Oakley, Inc. + .............................           790,400         8,595,600
Plantronics, Inc. + ........................             9,100           409,500
Raychem Corp. ..............................           117,200         9,390,650
Rohm & Haas Co. ............................            72,700         5,934,138
Textron, Inc. ..............................           611,600        57,643,299
Varlen Corp. ...............................            26,400           542,850
VF Corp. ...................................           306,200        20,668,500
                                                                    ------------
                                                                     187,563,086
                                                                    ------------

Electrical and Electronics (3.2%)
ADT Ltd. + .................................           186,800         4,273,050
Cymer, Inc. + ..............................             5,530           266,131
Dynatech Corp. + ...........................           188,400         8,336,700
Esterline Technologies + ...................            68,400         1,786,950
Hadco Corp. + ..............................           112,400         5,507,600
Integrated Packaging Assembly
  Corp. + ..................................            13,500           109,055
Intel Corp. ................................         1,433,000       187,633,437
Logicon, Inc. ..............................            93,200         3,401,800
MTS Systems Corp. ..........................            22,600           452,000
Novellus Systems, Inc. + ...................           116,100         6,291,169
Symbol Technologies, Inc. + ................            16,800           743,400
Technitrol, Inc. ...........................            17,700           679,238
Waters Corp. + .............................            93,000         2,824,875
                                                                    ------------
                                                                     222,305,405
                                                                    ------------

Electrical Equipment (0.6%)
Belden, Inc. ...............................            89,000         3,293,000
Berg Electronics Corp. + ...................           125,900         3,698,313
Burr-Brown Corp. + .........................            35,150           913,900
C-Cube Microsystems, Inc. + ................            35,000         1,292,813
Charter Power Systems, Inc. ................            14,900           454,450
Dionex Corp. + .............................            18,000           630,000
Methode Electronics, Inc. Class A ..........            52,500         1,063,125
Pittway Corp. Class A ......................             1,000            53,500
SCI Systems, Inc. + ........................            75,600         3,373,650
Tektronix, Inc. ............................           472,300        24,205,375
                                                                    ------------
                                                                      38,978,126
                                                                    ------------

Financial Services (3.4%)
ALBANK Financial Corp. .....................            15,020           471,253
Alex Brown & Sons, Inc. ....................            74,200         5,379,500
Astoria Financial Corp. ....................            99,400         3,665,375
Bankers Trust New York Corp. ...............           155,000        13,368,750
Bear Stearns Co., Inc. .....................           363,825        10,141,622
Beneficial Corp. ...........................           107,300         6,800,138
Chase Manhattan Corp. ......................           115,768        10,332,294
ContiFinancial Corp. + .....................            28,000         1,011,500
Deposit Guaranty Corp. .....................            51,600         1,599,600

10 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------

United States (continued)

Financial Services (continued)
Great Financial Corp. ......................            41,000      $  1,194,125
Liberty Financial Co. ......................                 4               156
Merrill Lynch & Co., Inc. ..................           247,400        20,163,100
Olympic Financial Ltd. + ...................           165,000         2,371,875
PHH Corp. ..................................           128,600         5,529,800
Salomon, Inc. ..............................           723,200        34,080,800
SunAmerica, Inc. ...........................            78,400         3,479,000
Travelers Group, Inc. ......................         2,632,540       119,451,502
                                                                    ------------
                                                                     239,040,390
                                                                    ------------

Foods and Beverages (4.1%)
Archer-Daniels-Midland Co. .................           179,200         3,942,400
Cagle's, Inc. ..............................            21,200           304,750
Campbell Soup Co. ..........................           812,400        65,195,099
Coca-Cola Co. ..............................           839,600        44,183,949
General Mills, Inc. ........................           253,500        16,065,563
Hershey Foods Corp. ........................           565,000        24,718,750
Hudson Foods, Inc. Class A .................           148,800         2,827,200
Interstate Bakeries Corp. ..................            75,000         3,684,375
Kroger Co. (The) + .........................         1,292,100        60,082,649
Mondavi (Robert) Corp. Class A + ...........            56,500         2,062,250
Nash-Finch Co. .............................            17,000           361,250
Ralcorp Holdings, Inc. + ...................            46,500           982,313
Ralston-Ralston Purina Group ...............            16,600         1,218,025
Sara Lee Corp. .............................         1,289,300        48,026,424
Supervalu, Inc. ............................           320,000         9,080,000
                                                                    ------------
                                                                     282,734,997
                                                                    ------------

Health Services (1.6%)
Allegiance Corp. ...........................            70,020         1,934,303
Beverly Enterprises + ......................         1,051,500        13,406,625
FPA Medical Management, Inc. + .............           599,600        13,416,050
Genesis Health Ventures, Inc. + ............            72,300         2,250,338
Genetics Institute, Inc. + .................            26,900         2,279,775
Invacare Corp. .............................            81,700         2,246,750
Lincare Holdings, Inc. + ...................           379,100        15,543,100
Manor Care, Inc. ...........................           240,900         6,504,300
Maxicare Health Plans, Inc. + ..............           141,200         3,141,700
MedPartners, Inc. + ........................            37,200           781,200
Oxford Health Plans, Inc. + ................           558,500        32,707,156
Sunrise Assisted Living, Inc. + ............            14,000           390,250
Tenet Healthcare Corp. + ...................           577,300        12,628,438
Universal Health Services, Inc. + ..........           140,500         4,021,813
Wellpoint Health Networks, Inc. ............            28,881           992,784
                                                                    ------------
                                                                     112,244,582
                                                                    ------------

Home Furnishings and Appliances (0.0%)
Haverty Furniture Co., Inc. ................            32,000           364,000
Kimball International, Inc. Class B ........            11,500           475,813
Sunbeam Corp. ..............................            93,100         2,397,325
                                                                    ------------
                                                                       3,237,138
                                                                    ------------

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------

Hotels and Restaurants (0.9%)
HFS, Inc. + ................................            46,300      $  2,766,425
Interstate Hotels Co. + ....................             9,300           262,725
Marcus Corp. ...............................            13,200           280,500
Marriott International, Inc. ...............           879,900        48,614,474
Prime Hospitality Corp. + ..................           110,000         1,773,750
Promus Hotel Corp. + .......................           101,800         3,015,825
RFS Hotel Investors, Inc. ..................           180,000         3,555,000
                                                                    ------------
                                                                      60,268,699
                                                                    ------------

Insurance (2.2%)
Allied Group, Inc. .........................            27,600           900,450
Allstate Corp. .............................           223,101        12,911,970
AMBAC, Inc. ................................           109,500         7,268,063
American Bankers Insurance Group ...........            77,900         3,982,638
Bankers Life Holding Corp. .................            27,200           680,000
Capital American Financial Corp. ...........            14,700           534,713
Cigna Corp. ................................           358,700        49,007,387
CMAC Investment Corp. ......................           201,000         7,386,750
Conseco, Inc. ..............................           308,600        19,673,250
Fremont General Corp. ......................           111,470         3,455,570
Highlands Insurance Co. + ..................            74,610         1,510,853
IPC Holdings Ltd. ..........................           159,300         3,564,338
ITT Hartford Group, Inc. ...................           265,700        17,934,750
Lawyers Title Corp. ........................            18,200           357,175
MAIC Holdings, Inc. + ......................            11,236           380,620
Markel Corp. + .............................             5,000           450,000
Mutual Risk Management Ltd. ................           105,466         3,902,242
Old Republic International Corp. ...........           275,728         7,375,724
Orion Capital Corp. ........................            36,000         2,200,500
Pxre Corp. .................................            15,900           393,525
Security-Connecticut Corp. .................            19,100           670,888
Selective Insurance Group, Inc. ............            32,000         1,216,000
Transatlantic Holdings, Inc. ...............            92,800         7,470,400
Vesta Insurance Group, Inc. ................            93,000         2,917,875
                                                                    ------------
                                                                     156,145,681
                                                                    ------------

Machinery and Equipment (2.0%)
Barnes Group, Inc. .........................            23,600         1,416,000
Blount, Inc. Class A .......................            45,700         1,753,738
Brunswick Corp. ............................            72,900         1,749,600
Case Corp. .................................           415,300        22,633,850
Caterpillar, Inc. ..........................           508,000        38,226,999
Cooper Cameron Corp. + .....................           279,500        21,381,750
Global Industrial Technologies,
  Inc. + ...................................           107,800         2,385,075
Harnischfeger Industries, Inc. .............           724,800        34,881,000
JLG Industries, Inc. .......................           120,000         1,920,000
Parker-Hannifin Corp. ......................           231,400         8,966,750
Stanley Works ..............................           147,700         3,987,900
                                                                    ------------
                                                                     139,302,662
                                                                    ------------

Media and Entertainment (2.1%)
Callaway Golf Co. ..........................           230,900         6,638,375
Carnival Corp. .............................            39,136         1,291,488

Aetna Variable Fund
Portfolio of Investments - December 31, 1996 (continued)
--------------------------------------------------------------------------------

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------
United States (continued)

Media and Entertainment (continued)
Clear Channel Communications, Inc. + .......            54,600      $  1,972,425
Fleetwood Enterprises, Inc. ................           111,000         3,052,500
Harrah's Entertainment, Inc. + .............            28,800           572,400
Heritage Media Corp. Class A + .............            46,500           523,125
International Game Technology ..............            93,300         1,702,725
Jones Intercable, Inc. + ...................            11,600           120,350
King World Production, Inc. + ..............           461,700        17,025,188
Regal Cinemas, Inc. + ......................           221,100         6,798,825
Renaissance Communications + ...............            50,000         1,787,500
Speedway Motorsports, Inc. + ...............            37,600           789,600
Walt Disney Co. (The) ......................         1,452,200       101,109,424
Young Broadcasting Corp. + .................            32,500           950,625
                                                                    ------------
                                                                     144,334,550
                                                                    ------------

Medical Supplies (1.3%)
Bio-Rad Labs, Inc. Class A + ...............            58,400         1,752,000
Biomet, Inc. ...............................           342,700         5,183,338
Coherent, Inc. + ...........................            79,800         3,371,550
Collagen Corp. .............................            26,000           474,500
Guidant Corp. ..............................         1,026,419        58,505,882
Hillenbrand Industries, Inc. ...............            37,500         1,359,375
Mallinckrodt, Inc. .........................           272,500        12,024,063
Sola International, Inc. + .................            54,700         2,078,600
Steris Corp. + .............................            18,700           813,450
Sybron International Corp. + ...............           101,800         3,359,400
                                                                    ------------
                                                                      88,922,158
                                                                    ------------

Metals and Mining (1.0%)
AK Steel Holding Corp. .....................            46,400         1,838,600
Ashland Coal Inc. ..........................            13,300           369,075
Carpenter Technology Corp. .................            73,200         2,680,950
Cleveland-Cliffs, Inc. .....................            58,000         2,631,750
Commonwealth Aluminum Corp. ................            70,000         1,076,250
MAF Bancorp, Inc. ..........................            12,900           448,275
Mueller Industries, Inc. + .................           122,700         4,723,950
Newmont Mining Corp. .......................           158,100         7,074,975
RMI Titanium Co. + .........................           249,600         7,020,000
Timken Co. .................................           835,500        38,328,562
Titanium Metals Corp. + ....................            76,000         2,498,500
Trinity Industries, Inc. ...................            95,200         3,570,000
                                                                    ------------
                                                                      72,260,887
                                                                    ------------

Oil and Gas (9.6%)
Amoco Corp. ................................         1,200,709        96,657,074
Atlantic Richfield Co. .....................           632,300        83,779,749
Belco Oil & Gas Corp. + ....................            43,200         1,182,600
Camco International, Inc. ..................           112,900         5,207,513
Columbia Gas System, Inc. ..................           673,000        42,819,624
Exxon Corp. ................................           440,700        43,188,599
Halliburton Co. ............................           240,400        14,484,100
Kerr-Mcgee Corp. ...........................           906,700        65,282,399
Laclede Gas Co. ............................            41,200           993,950
Mobil Corp. ................................           861,500       105,318,374

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------

Oil and Gas (continued)
National Fuel Gas Co. ......................            22,200      $    915,750
Occidental Petroleum Corp. .................           248,500         5,808,688
Oneok, Inc. ................................            70,000         2,100,000
Phillips Petroleum Co. .....................         1,613,100        71,379,674
Tesoro Petroleum Corp. + ...................            79,100         1,107,400
Texaco, Inc. ...............................           874,500        85,810,312
The Williams Cos., Inc. ....................            78,450         2,941,875
Tidewater, Inc. ............................           129,000         5,837,250
Tosco Corp. ................................           131,900        10,436,588
Unocal Corp. ...............................            55,400         2,250,625
USX-Marathon Group .........................           960,900        22,941,488
                                                                    ------------
                                                                     670,443,632
                                                                    ------------

Paper and Containers (0.1%)
Mead Corp. .................................            88,500         5,144,063
                                                                    ------------

Pharmaceuticals (7.2%)
Allergan, Inc. .............................           303,600        10,815,750
American Home Products Corp. ...............           677,500        39,718,437
Amgen, Inc. + ..............................            87,200         4,741,500
Becton, Dickinson & Co. ....................           988,600        42,880,524
Biogen, Inc. + .............................           248,800         9,641,000
Bristol-Myers Squibb Co. ...................         1,201,900       130,706,624
Dura Pharmaceuticals, Inc. + ...............           129,300         6,174,075
Eli Lilly & Co. ............................            46,500         3,394,500
Immulogic Pharmaceutical Corp. + ...........            42,100           268,388
Johnson & Johnson ..........................         2,237,408       111,311,047
Jones Medical Industries, Inc. .............            72,475         2,654,397
Merck & Co., Inc. ..........................           686,900        54,436,824
Rhone-Poulenc Rorer, Inc. ..................            15,100         1,179,688
Schering Plough ............................         1,238,900        80,218,774
                                                                    ------------
                                                                     498,141,528
                                                                    ------------

Printing and Publishing (2.2%)
Banta Corp. ................................           233,400         5,339,025
Central Newspapers, Inc. Class A ...........            50,700         2,230,800
Devon Group, Inc. + ........................            17,700           486,750
Gannett Co., Inc. ..........................           748,600        56,051,424
Lexmark International Group, Inc.+ .........            46,900         1,295,613
Meredith Corp. .............................            48,400         2,553,100
New York Times Co. .........................           525,600        19,972,800
Pulitzer Publishing Co. ....................            54,666         2,535,136
Scholastic Corp. + .........................            66,000         4,438,500
Times Mirror Co. ...........................           441,000        21,939,750
Tribune Co. ................................           474,100        37,394,638
                                                                    ------------
                                                                     154,237,536
                                                                    ------------

Real Estate Investment Trusts (3.8%)
Ambassador Apartments, Inc. ................            59,100         1,396,238
American General Hospitality Corp. .........            55,800         1,325,250
American Health Properties, Inc. ...........            59,000         1,408,625
AMLI Residential Properities Trust .........            55,900         1,306,663
Apartment Investment & Management
  Co .......................................           165,500         4,675,375
Arden Realty Group, Inc. ...................            93,800         2,602,950
Associated Estates Realty Corp. ............           133,100         3,161,125

12 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------
United States (continued)

Real Estate Investment Trusts (continued)
Beacon Properties Corp. ....................           288,700      $ 10,573,638
Brandywine Realty Trust ....................            25,900           505,050
Bre Properties, Inc. Class A ...............            29,100           720,225
CALI Realty Corp. ..........................           175,000         5,403,125
Camden Property Trust ......................            25,500           729,938
Capstone Capital Trust, Inc. ...............            51,500         1,152,313
Carr Realty Corp. ..........................           102,000         2,983,500
CBL & Associates Properties, Inc. ..........           124,800         3,229,200
Chelsea GCA Realty, Inc. ...................           131,500         4,553,188
Colonial Properties Trust ..................           159,800         4,853,925
Cousins Properties, Inc. ...................            43,200         1,215,000
Crescent Real Estate Equities, Inc. ........           231,700        12,222,175
Crown America Realty Trust .................           228,300         1,712,250
Developers Diversified Realty Corp. ........           309,100        11,475,338
Duke Realty Investments, Inc. ..............           293,900        11,315,150
Equity Residential Properties Trust ........           159,600         6,583,500
Essex Property Trust, Inc. .................           108,100         3,175,438
Evans Withycombe Residential, Inc. .........            90,500         1,900,500
Excel Realty Trust, Inc. ...................           139,300         3,534,738
First Industrial Realty Trust, Inc. ........           173,400         5,267,025
General Growth Properties ..................           230,100         7,420,725
Healthcare Realty Trust, Inc. ..............           121,200         3,211,800
Highwood Properties, Inc. ..................           138,600         4,677,750
Home Properties of New York, Inc. ..........             6,300           141,750
Innkeepers USA Trust .......................           135,900         1,885,613
JDN Realty Corp. ...........................            39,200         1,082,900
Kimco Realty Corp. .........................           301,900        10,528,763
LTC Properties, Inc. .......................            56,900         1,052,650
Macerich Co. (The) .........................            83,100         2,170,988
Manufactured Home Communities, Inc. ........           126,000         2,929,500
Merry Land & Investment Co., Inc. ..........            51,700         1,111,550
MGI Properties, Inc. .......................            75,500         1,661,000
Mid-America Apartment Communities,
  Inc ......................................           100,500         2,901,938
National Golf Properties, Inc. .............           141,100         4,462,288
National Health Investors, Inc. ............           125,000         4,734,375
Oasis Residential, Inc. ....................           277,700         6,317,675
OMEGA Healthcare Investors, Inc. ...........            48,000         1,596,000
Patriot American Hospitality, Inc. .........            41,500         1,789,688
Post Properties, Inc. ......................           157,400         6,335,350
Prime Retail, Inc. .........................            46,900           586,250
Public Storage, Inc. .......................           471,300        14,610,300
Ramco-Gerhenson Properties .................            22,675           382,641
Reckson Associates Realty Corp. ............           138,900         5,868,525
Rouse Co. ..................................            51,000         1,619,250
Security Capital Industrial Trust ..........           200,525         4,286,222
Simon Debartolo Group, Inc. ................           306,244         9,493,564
Smith (Charles E.) Residential
  Realty Co. ...............................            40,100         1,172,925
South West Property Trust ..................           459,500         7,754,063
Spieker Properties, Inc. ...................           214,700         7,729,200
Storage USA, Inc. ..........................            28,400         1,068,550
Starwood Lodging Trust .....................           173,700         9,575,213

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------

Real Estate Investment Trusts (continued)
Summit Properties, Inc. ....................            81,800      $  1,809,825
Tanger Factory Outlet Centers, Inc. ........            94,100         2,552,463
Universal Health Realty Income
  Trust ....................................            32,800           672,400
Vornado Realty Trust .......................           168,400         8,841,000
Walden Residential Properties, Inc. ........           206,000         5,124,250
Weeks Corp. ................................             3,000            99,750
Weingarten Realty Investors ................           101,000         4,103,125
                                                                    ------------
                                                                     262,343,261
                                                                    ------------

Retail (5.9%)
American Stores Co. ........................         1,610,800        65,841,449
Borders Group, Inc. + ......................            75,800         2,719,325
Carson Pirie Scott & Co. + .................            22,800           575,700
CVS Corp. ..................................            46,600         1,928,075
Dayton Hudson Corp. ........................         2,021,100        79,328,174
Fabri-Centers of America Class A + .........            27,300           440,213
Fabri-Centers of America Class B + .........             8,300           127,613
Footstar, Inc. + ...........................            13,416           333,723
Hasbro, Inc. ...............................            18,600           723,075
Hibbett Sporting Goods, Inc. + .............             7,600           110,200
May Department Stores Co. ..................            41,900         1,958,825
Mercantile Stores Co., Inc. ................           324,700        16,032,063
Payless ShoeSource, Inc. + .................            23,492           880,950
Price/Costco, Inc. + .......................           750,500        18,856,313
Proffitt's, Inc. + .........................            23,000           848,125
Revco D.S., Inc. + .........................           427,000        15,799,000
Ross Stores, Inc. ..........................           504,500        25,225,000
Russ Berrie & Co., Inc. ....................            33,000           594,000
Safeway, Inc. + ............................           307,100        13,128,525
Saks Holdings, Inc. + ......................            23,300           629,100
Santa Isabel S.A ...........................            67,500         1,527,188
Sears, Roebuck & Co. .......................         1,612,200        74,362,724
Shopko Stores, Inc. ........................           383,700         5,755,500
Talbots, Inc. ..............................            46,500         1,331,063
The Finish Line, Inc. + ....................            23,300           492,213
TJX Companies, Inc. ........................           796,800        37,748,400
United Auto Group, Inc. + ..................             9,300           239,475
Urban Shopping Centers, Inc. ...............           137,200         3,978,800
Vons Companies, Inc. + .....................           133,000         7,963,375
Wet Seal, Inc. + ...........................            89,100         1,904,513
Williams-Sonoma, Inc. + ....................            37,200         1,353,150
Woolworth Corp. + ..........................           488,700        10,690,313
Zale Corp. + ...............................           955,300        18,270,113
                                                                    ------------
                                                                     411,696,275
                                                                    ------------

Specialty Consumer Durables (0.1%)
Harley-Davidson, Inc. ......................           134,900         6,340,300
                                                                    ------------

Telecommunications (1.3%)
360 Communications Co. + ...................           187,700         4,340,563
Ameritech Corp. ............................         1,172,600        71,088,874
Aspect Telecommunications Corp. + ..........            47,845         3,038,158
Cascade Communications Corp. + .............           158,400         8,731,800
DSP Communications, Inc. + .................            14,400           279,000
LCC International, Inc. Class A + ..........            33,400           617,900

Aetna Variable Fund
Portfolio of Investments - December 31, 1996 (continued)
--------------------------------------------------------------------------------

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------
United States (continued)

Telecommunications (continued)
Lightbridge, Inc. + ........................             3,670      $     31,424
Lucent Technologies, Inc. ..................            51,100         2,363,375
Teleport Communications Group, Inc. + ......            27,900           850,950
U.S. Long Distance Corp. + .................            39,300           314,400
                                                                    ------------
                                                                      91,656,444
                                                                    ------------

Transportation (1.9%)
AMR Corp. + ................................           956,300        84,273,937
Comair Holdings, Inc. ......................           272,850         6,548,400
CSX Corp. ..................................           525,400        22,198,150
Eagle USA Airfreight, Inc. + ...............            18,200           477,750
Expeditors International of
  Washington, Inc. .........................            54,200         1,246,600
Harper Group, Inc. .........................            45,000         1,068,750
UAL Corp. + ................................           207,800        12,987,500
USAir Group, Inc. + ........................            27,900           652,163
Werner Enterprises, Inc. ...................            42,000           761,250
                                                                    ------------
                                                                     130,214,500
                                                                    ------------

Utilities - Electric (4.0%)
Boston Edison Co. ..........................           367,200         9,868,500
Calenergy, Inc. + ..........................            93,911         3,157,757
Central Hudson Gas & Electric Co. ..........            43,100         1,352,263
Commonwealth Energy System Co. .............            48,700         1,144,450
Consolidated Edison Co. of
  New York, Inc. ...........................           715,400        20,925,450
DQE, Inc. ..................................            78,050         2,263,450
Edison International .......................           309,800         6,157,275
Enova Corp. ................................           100,000         2,275,000
Entergy Corp. ..............................         2,343,700        65,037,674
Long Island Lighting Corp. .................           118,800         2,628,450
MDU Resources Group, Inc. ..................            17,200           395,600
Ohio Edison Co. ............................           421,000         9,577,750
Orange & Rockland Utilities, Inc. ..........            40,000         1,435,000
Pinnacle West Capital Corp. ................           329,300        10,455,275
Public Service Co. of New Mexico ...........           180,000         3,532,500
Public Service Enterprise
  Group, Inc. ..............................           210,600         5,738,850
Sierra Pacific Resources ...................           124,400         3,576,500
SIGCORP, Inc. ..............................            15,000           519,375
Texas Utilities Co. ........................         1,703,800        69,429,849
Unicom Corp. ...............................         2,179,400        59,116,224
United Illuminating Co. ....................            36,000         1,129,500
                                                                    ------------
                                                                     279,716,692
                                                                    ------------

Utilities - Oil and Gas (0.7%)
AGL Resources, Inc. ........................           107,200         2,264,600
Brooklyn Union Gas Co. (The) ...............            82,700         2,491,338
Coastal Corp. (The) ........................           617,400        30,175,425
Connecticut Energy Corp. ...................            14,700           312,375
New Jersey Resources Corp. .................            43,000         1,257,750
Northwest Natural Gas Co. ..................            18,150           435,600
Pacific Enterprises ........................           225,100         6,837,413
Valero Energy Corp. ........................            88,000         2,519,000
                                                                    ------------
                                                                      46,293,501
                                                                    ------------

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------

Utilities - Telephone (4.6%)
Aerial Communications, Inc. + ..............           213,900      $  1,737,938
AT&T Corp. .................................         3,044,600       132,440,099
BellSouth Corp. ............................         1,735,900        70,086,962
Century Telephone Enterprises ..............           156,000         4,816,500
Cincinnati Bell, Inc. ......................           347,600        21,420,850
LCI International, Inc. + ..................            65,900         1,416,850
NYNEX Corp. ................................         1,658,600        79,820,124
Southern New England
  Telecommunications Corp. .................           211,600         8,225,950
                                                                   -------------
                                                                     319,965,273
                                                                   -------------
Total United States                                                6,373,798,164
                                                                   -------------
Foreign Common Stocks (5.7%)
Argentina (0.1%)
Banco Frances del Rio de la Plata
  SA (Banks) ...............................           141,450         3,889,875
Quilmes Industrial SA (Foods and
  Beverages) ...............................           114,600         1,045,725
                                                                    ------------
Total Argentina                                                        4,935,600
                                                                    ------------
Australia (0.1%)
Australian Gas Light Co. Ltd. (Oil
  and Gas) .................................           325,000         1,848,229
Goodman Fielder Ltd. (Foods and
  Beverages) ...............................         2,580,000         3,196,714
Ita Group +  (Foods and Beverages) .........         1,250,000         1,360,160
Reinsurance Australia Corp. Ltd. ...........
  (Insurance) ..............................           985,000         3,833,467
                                                                    ------------
Total Australia                                                       10,238,570
                                                                    ------------
Austria (0.1%)
Austria Mikro Systeme
  International AG (Electrical and
  Electronics) .............................             5,865           452,339
Oesterreichische
  Elektrizitaetswirtschafts-AG
  (Utilities - Electric) ...................            25,000         1,869,314
Strabag Oesterreich AG (Building
  Materials and Construction) ..............             4,760           266,115
VA Technologie AG (Commercial
  Services) ................................            25,300         3,966,715
                                                                    ------------
Total Austria                                                          6,554,483
                                                                    ------------
Belgium (0.1%)
Cimenteries CBR Cementbedrijven
  (Building Materials and
  Construction) ............................            46,000         4,177,934
G.I.B. Holdings Ltd. (Retail) ..............            85,300         3,818,621
                                                                    ------------
Total Belgium                                                          7,996,555
                                                                    ------------
Brazil (0.0%)
Companhia Energetica de Minas
  Gerais (Utilities - Electric) ............            12,000           408,817
Telecomunicacoes Brasileiras SA
  (Utilities - Telephone) ..................            25,950         1,985,175
                                                                    ------------
Total Brazil ...............................                           2,393,992
                                                                    ------------
Canada (0.2%)
Anderson Exploration Ltd. (Oil and
  Gas) .....................................           158,500         2,046,798
BCE, Inc. (Utilities - Telephone) ..........            48,432         2,307,386

14 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------
Canada (continued)
Canadian National Railway
  (Transportation) .........................           120,000      $  4,560,000
Dofasco, Inc. (Metals and Mining) ..........            13,411           253,416
Intertape Polymer Group, Inc. ..............
  (Paper and Containers) ...................            96,600         2,216,513
Petro-Canada (Oil and Gas) .................           183,100         2,584,889
Royal Bank of Canada (Banks) ...............            92,800         3,256,609
                                                                    ------------
Total Canada                                                          17,225,611
                                                                    ------------
Chile (0.0%)
Empresa Nacional Electricidad SA
(Utilities - Electric) .....................            40,000           620,000
                                                                    ------------
Denmark (0.2%)
Carli Gry International A/S +
  (Apparel) ................................            74,900         3,580,629
Falck A/S (Commercial Services) ............            12,630         3,768,291
ISS International Service System
  A/S (Diversified) ........................           128,100         3,365,963
Tele Danmark A/S (Utilities -
  Telephone) ...............................            69,800         3,845,628
                                                                    ------------
Total Denmark                                                         14,560,511
                                                                    ------------
Finland (0.1%)
Huhtamaki Group (Diversified) ..............            78,700         3,654,104
Neste (Oil and Gas) ........................            36,600           889,388
Oy Nokia Ab (Telecommunications) ...........            76,000         4,399,383
UPM-Kymmene Corp. +  (Paper and
  Containers) ..............................            55,500         1,162,017
                                                                    ------------
 Total Finland                                                        10,104,892
                                                                    ------------
France (0.3%)
Credit Local de France (Financial
  Services) ................................            28,800         2,503,993
Elf Aquitaine SA (Oil and Gas) .............            33,600         3,052,526
Eridania Beghin-Say SA (Foods and
  Beverages) ...............................            12,500         2,007,699
Lafarge SA (Building Materials and
  Construction) ............................            33,600         2,011,966
Pathe SA +  (Media and
  Entertainment) ...........................            13,030         3,132,972
Pernod Ricard (Foods and
  Beverages) ...............................            19,500         1,076,511
Scor SA (Insurance) ........................            50,600         1,776,297
Union des Assurances Federales
  (Insurance) ..............................            29,400         3,619,341
Usinor Sacilor (Metals and Mining) .........             6,900           100,207
                                                                    ------------
Total France                                                          19,281,512
                                                                    ------------
Germany (0.4%)
BASF AG (Chemicals) ........................            91,100         3,487,683
Commerzbank AG (Banks) .....................           135,000         3,425,131
Deutsche Pfandbrief &
  Hypothekenbank AG (Banks) ................            69,200         3,116,249
GEA AG (Machinery and Equipment) ...........             6,700         2,069,419
Leifheit AG (Home Furnishings and
  Appliances) ..............................            46,800         1,806,881
Moebel Walther AG (Home
  Furnishings and Appliances) ..............            17,000         1,114,133
Schering AG (Pharmaceuticals) ..............            38,100         3,211,447

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------

Germany (continued)
Schmalbach Lubeca AG (Paper and
  Containers) ..............................            14,300      $  3,507,474
VEBA AG (Utilities - Electric) .............            62,050         3,563,294
Viag AG (Diversified) ......................             2,800         1,094,666
Volkswagen AG (Autos and Auto
  Equipment) ...............................             8,830         3,652,646
                                                                    ------------
Total Germany                                                         30,049,023
                                                                    ------------
Hong Kong (0.3%)
China Light & Power Co. Ltd. ...............
  (Utilities - Electric) ...................           309,000         1,374,222
Goldlion Holdings Ltd. (Retail) ............         2,330,000         1,912,800
Great Eagle Holdings Ltd. (Real
  Estate Investment Trusts) ................           474,000         1,954,830
Guangnan Holdings (Commercial
  Services) ................................         3,788,000         3,256,653
Hong Kong Land Holdings Ltd. (Real
  Estate Investment Trusts) ................           853,291         2,372,149
HSBC Holdings Plc (Banks) ..................           128,482         2,749,035
Hysan Development Co. Ltd. (Real
  Estate Investment Trusts) ................           518,000         2,062,626
Ng Fung Hong Ltd. (Foods and
  Beverages) ...............................           770,000           691,856
Regal Hotels International (Hotels
  and Restaurants) .........................         7,900,000         2,757,597
Tai Cheung Holdings Ltd. (Real
  Estate Investment Trusts) ................           105,000            99,095
Wheelock & Co. Ltd. (Real Estate
  Investment Trusts) .......................           468,000         1,334,118
                                                                    ------------
 Total Hong Kong                                                      20,564,981
                                                                    ------------
Indonesia (0.1%)
Asia Pulp & Paper Co. Ltd. +
  (Paper and Containers) ...................            58,900           669,988
Bank Negara Indonesia +  (Banks) ...........           239,000           126,455
P.T. Pasifik Satelit Nusantara ADR
  +  (Telecommunications) ..................            31,300           375,600
PT Alumindo Perkasa (Metals and
  Mining) ..................................         1,910,000         1,051,005
PT Bank Danamon Indonesia (Banks) ..........         1,038,000           977,587
PT Citra Marga Nusaphala Persada
  (Commercial Services) ....................         1,651,000         1,292,846
PT Semen Gresik (Building
  Materials and Construction) ..............           568,000         1,827,217
Steady Safe (Foreign-Registered
  shares) (Transportation) .................           680,000           870,688
                                                                    ------------
Total Indonesia                                                        7,191,386
                                                                    ------------
Ireland (0.1%)
Adare Printing Group Plc (Printing
  and Publishing) ..........................           197,935         1,909,543
Golden Vale Plc (Foods and
  Beverages) ...............................         1,331,000         1,441,750
Irish Life Plc (Insurance) .................           354,416         1,628,603
Waterford Wedgewood Plc (Home
  Furnishings and Appliances) ..............         1,768,938         2,245,463
                                                                    ------------
 Total Ireland                                                         7,225,359
                                                                    ------------

Aetna Variable Fund
Portfolio of Investments - December 31, 1996 (continued)
--------------------------------------------------------------------------------

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------
Italy (0.2%)
Credito Italiano (Banks) ...................         2,736,000      $  2,997,814
Istituto Mobiliare Italiano S.p.A ..........
  (Financial Services) .....................            31,600           270,174
Pirelli S.p.A. (Autos and Auto
  Equipment) ...............................         1,836,500         3,400,031
Stet Societa' Finanziaria
  Telefonica S.p.A .........................
  (Telecommunications) .....................         1,110,000         3,741,368
                                                                    ------------
Total Italy                                                           10,409,387
                                                                    ------------
Japan (0.9%)
AJL PEPS Trust (Consumer Products) .........            76,800         1,257,600
Bank of Tokyo-Mitsubishi (Banks) ...........           214,000         3,963,987
Daibiru Corp. (Real Estate
  Investment Trusts) .......................           110,000         1,014,043
Daiichi Pharmaceutical .....................           227,000         3,637,632
  (Pharmaceuticals)
DDI Corp. (Utilities - Telephone) ..........               504         3,326,131
Exedy Corp. (Autos and Auto
  Equipment) ...............................           159,400         1,977,565
Familymart (Retail) ........................                30             1,197
Fuji Photo Film (Chemicals) ................           106,000         3,488,584
Fujitsu Denso (Diversified) ................            22,100           773,033
Furukawa Electric Co. (Electrical
  Equipment) ...............................           475,000         2,246,704
Hitachi Koki (Electrical
  Equipment) ...............................           317,000         2,264,091
Hitachi Ltd. (Electrical and
  Electronics) .............................           138,200         1,285,914
Ito-Yokado Co. Ltd. (Retail) ...............            70,000         3,039,545
Komatsu Ltd. (Machinery and
  Equipment) ...............................           323,000         2,643,663
Konica Corp. (Chemicals) ...................           361,000         2,388,627
Matsushita Electric Industrial Co. .........
  Ltd. (Electrical and
  Electronics) .............................           191,000         3,110,106
Mitsubishi Heavy Industries Ltd. ...........
  (Aerospace and Defense) ..................           396,000         3,138,795
Mizuno Corp. (Consumer Products) ...........           207,000         1,565,831
NAMCO (Media and Entertainment) ............           109,500         3,349,056
Nintendo Co. Ltd. (Electrical and
  Electronics) .............................             8,000           571,379
Nippon Densetsu Kogyo (Building
  Materials and Construction) ..............            13,000           120,961
Nishimatsu Construction +
  (Building Materials and
  Construction) ............................            45,000           391,574
NTT Data Communications Systems
  Co. (Computer Software) ..................               100         2,920,651
Rohm Co. (Electrical and
  Electronics) .............................            23,000         1,505,988
Shin-Etsu Chemical Co. (Chemicals) .........             1,200            21,814
Shinmaywa Industries Ltd. (Autos
  and Auto Equipment) ......................           181,000         1,330,171
Takara Standard (Building
  Materials and Construction) ..............           307,000         2,552,382
TDK Corp. (Electrical and
  Electronics) .............................            25,000         1,626,174
Tsukishima Kikai (Machinery and
  Equipment) ...............................            72,700         1,196,321
West Japan Railway
  (Transportation) .........................               928         2,998,191
                                                                    ------------
 Total Japan                                                          59,707,710
                                                                    ------------

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------

Malaysia (0.2%)
AMMB Holdings Bhd (Financial
  Services) ................................           397,000      $  3,332,560
Leader Universal Holdings Bhd
  (Diversified) ............................           481,500         1,010,471
Lion Land Bhd (Financial Services) .........         1,651,000         1,706,236
MBF Capital Bhd (Financial
  Services) ................................         1,835,000         2,979,007
Oriental Holdings Bhd
  (Diversified) ............................           348,300         2,372,103
UMW Holdings Bhd (Diversified) .............           101,000           471,905
                                                                    ------------
Total Malaysia                                                        11,872,282
                                                                    ------------
Mexico (0.2%)
ALFA, SA de C.V. (Diversified) .............           776,726         3,571,822
Gruma SA (Foods and Beverages) .............           150,000           910,820
Panamerican Beverages, Inc. (Foods
  and Beverages) ...........................            81,000         3,796,875
Transportacion Maritima Mexicana
  SA de CV (Transportation) ................           158,100           830,025
Tubos de Acero de Mexico SA +
  (Metals and Mining) ......................           152,000         2,413,000
                                                                    ------------
Total Mexico                                                          11,522,542
                                                                    ------------
Netherlands (0.2%)
Fortis Amev N.V. (Financial
  Services) ................................            73,916         2,585,317
Getronics NV (Computers and Office
  Equipment) ...............................           133,000         3,606,155
ING Groep N.V. (Banks) .....................           107,588         3,868,781
Philips Electronics N.V
  (Electrical and Electronics) .............            88,500         3,581,469
                                                                    ------------
Total Netherlands                                                     13,641,722
                                                                    ------------
New Zealand (0.0%)
Telecom Corp. of New Zealand Ltd.
    (Telecommunications) ...................           175,000           892,707
                                                                    ------------
Norway (0.3%)
Den norske Bank ASA (Banks) ................           996,850         3,809,193
Kvaerner ASA (Transportation) ..............            71,600         3,481,673
Merkantildata ASA (Computer
  Software) ................................           189,000         3,463,068
Saga Petroleum ASA (Oil and Gas) ...........           165,000         2,584,028
Schibsted ASA (Printing and
  Publishing) ..............................           215,500         3,965,505
Tomra Systems ASA (Paper and
  Containers) ..............................           150,000         2,337,371
                                                                    ------------
Total Norway                                                          19,640,838
                                                                    ------------
Philippines (0.1%)
Ayala Land, Inc. (Real Estate
  Investment Trusts) .......................         2,060,000         2,349,809
DMCI Holdings, Inc. +  (Building
  Materials and Construction) ..............         1,980,000         1,298,669
                                                                    ------------
Total Philippines                                                      3,648,478
                                                                    ------------
Singapore (0.2%)
City Developements Ltd. (Real
  Estate Investment Trusts) ................           358,000         3,224,720
Clipsal Industries Ltd.
  (Electrical Equipment) ...................           675,000         2,457,000

16 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------
Singapore (continued)
Development Bank of Singapore Ltd.
  (Banks) ..................................           256,000      $  3,458,918
NatSteel Ltd. (Metals and Mining) ..........           336,000           763,844
Wing Tai Holdings Ltd.
  (Diversified) ............................         1,413,000         4,040,551
                                                                    ------------
Total Singapore                                                       13,945,033
                                                                    ------------
South Korea (0.0%)
Korea Electric Power Corp.
(Utilities - Electric) .....................           108,300         2,220,150
                                                                    ------------
Spain (0.2%)
Cubiertas y Mzov SA (Building
  Materials and Construction) ..............            43,700         3,359,599
Empresa Nacional de Electricidad
  SA (Utilities - Electric) ................            49,400         3,509,175
Repsol SA (Oil and Gas) ....................           100,300         3,840,045
Telefonica de Espana (Utilities -
  Telephone) ...............................            90,000         2,086,104
                                                                    ------------
Total Spain                                                           12,794,923
                                                                    ------------
Sweden (0.3%)
Enator AB +  (Commercial Services) .........           161,120         4,117,653
Frontec AB +  (Computer Software) ..........           227,000         3,922,950
Mo och Domsjo AB (Paper and
  Containers) ..............................           121,500         3,416,508
Skandinaviska Enskilda Banken
  (Banks) ..................................           387,000         3,967,472
Volvo AB (Autos and Auto
  Equipment) ...............................           170,200         3,751,465
                                                                    ------------
Total Sweden                                                          19,176,048
                                                                    ------------
Switzerland (0.0%)
Baloise Holding Ltd. (Insurance) ...........               160           320,543
                                                                    ------------
Taiwan (0.0%)
China Steel Corp. ++  (Metals and
Mining) ....................................           128,000         2,568,000
                                                                    ------------
United Kingdom (0.8%)
Bank of Scotland (Banks) ...................           640,354         3,380,660
British Airways Plc
  (Transportation) .........................           291,200         3,017,392
British Telecommunications Plc
  (Utilities - Telephone) ..................           442,700         2,988,702
Burton Group Plc (Retail) ..................         1,513,759         4,060,602
Commercial Union Plc (Insurance) ...........           285,600         3,340,588
Cowie Group Plc (Autos and Auto
  Equipment) ...............................           483,000         3,335,161
D.F.S. Furniture Co. Plc +  (Home
  Furnishings and Appliances) ..............           256,290         2,646,885
Glaxo Wellcome Plc
  (Pharmaceuticals) ........................           185,600         3,011,012
Granada Group Plc (Diversified) ............           214,839         3,167,339
Hillsdown Holdings Plc (Foods and
  Beverages) ...............................         1,113,704         3,811,763
Inchcape Plc (Retail) ......................           314,316         1,465,747
Ladbroke Group Plc (Media and
  Entertainment) ...........................           817,696         3,232,437
National Power Plc (Utilities -
  Electric) ................................            72,050         2,440,694
Pearson Plc (Printing and
  Publishing) ..............................           238,000         3,052,634
Pilkington Plc (Building Materials
  and Construction) ........................           796,800         2,133,977
Railtrack Group Plc
  (Transportation) .........................           385,000         2,553,046

                                                       Number
                                                         of             Market
                                                       Shares           Value
                                                      ---------     ------------

United Kingdom (continued)
Shell Transport & Trading Co. (Oil
  and Gas) .................................           210,000      $  3,635,058
Slough Estates Plc (Real Estate
  Investment Trusts) .......................           487,125         2,321,627
T & N Plc (Autos and Auto
  Equipment) ...............................           460,000         1,365,789
                                                                   -------------
Total United Kingdom                                                  54,961,113
                                                                   -------------
Total Foreign Common Stocks                                          396,263,951
                                                                   -------------
Total Common Stocks  (cost $5,172,979,766)                         6,770,062,115
                                                                   -------------

PREFERRED STOCKS (0.3%)
United States (0.3%)
Alexander & Alexander ++
  (Financial Services) .....................            49,000         2,560,250
AMC Entertainment (Media and
  Entertainment) ...........................            15,850           427,950
Case Corp. ++  (Machinery and
  Equipment) ...............................            14,200         1,909,900
Corning Delaware L.P. (Foods and
  Beverages) ...............................            13,900           884,388
Cyprus Amax Minerals Co. (Metals
  and Mining) ..............................            42,100         2,294,450
Freeport McMoRan, Inc. (Metals and
  Mining) ..................................            23,000           646,875
International Paper Co. ++  (Paper
  and Containers) ..........................             9,300           430,125
Sea Containers Ltd. (Diversified) ..........            36,000         1,638,000
Security Capital Pacific Trust
  (Real Estate Investment Trusts) ..........            19,400           594,125
Tanger Factory Outlet Centers,
  Inc. (Retail) ............................            55,800         1,374,075
Union Planters Co. (Foods and
  Beverages) ...............................            18,600           921,863
Valero Energy Corp. (Utilities -
  Oil and Gas) .............................            37,200         2,148,300
William Cos., Inc. (Commercial
  Services) ................................            27,900         2,476,125
                                                                    ------------
Total United States                                                   18,306,426
                                                                    ------------
Foreign Preferred Stocks (0.0%)
Austria (0.0%)
Creditanstalt-Bankverein (Banks) ...........            24,100         1,111,671
                                                                    ------------
Germany (0.0%)
Gerry Weber International AG
(Apparel) ..................................            60,059         2,455,191
                                                                    ------------
Total Foreign Preferred Stocks                                         3,566,862
                                                                    ------------
Total Preferred Stocks (cost $ 19,823,223)                            21,873,288
                                                                    ------------

                                                    Principal        Market
                                                     Amount           Value
                                                  ------------     ------------

LONG-TERM BONDS AND NOTES (1.2%)
Corporate and Convertible Bonds (1.2%)
Agnico-Eagle Mines Ltd., 3.50%,
  01/27/04 .................................      $  2,900,000      $  2,679,497
Alza Corp., 0.00%, 07/14/14 ................         1,860,000           760,275
Alza Corp., 5.00%, 05/01/06 ................           930,000           897,450
Apache Corp., 6.00%, 01/15/02 ..............         1,470,000         1,837,500
Automatic Data Processing, Inc.,
  0.00%, 02/20/12 ..........................         3,800,000         2,201,347
Baker Hughes, Inc., 0.00%, 05/05/08 ........         9,975,000         7,573,512

Aetna Variable Fund
Portfolio of Investments - December 31, 1996 (continued)
--------------------------------------------------------------------------------

                                                    Principal        Market
                                                     Amount           Value
                                                  ------------     ------------


Corporate and Convertible Bonds
  (continued)
Battle Mountain Gold Co., 6.00%,
  01/04/05 .................................      $    500,000      $    430,000
Bindley Western, 6.50%, 10/01/02 ...........           930,000         1,009,251
Boston Chicken, Inc., 0.00%,
  06/01/15 .................................         3,730,000         1,142,313
Career Horizons, Inc., 7.00%,
  11/01/02 .................................           930,000         1,826,288
Checkpoint Systems, Inc., 5.25%,
  11/01/05 .................................         1,162,000         1,652,945
Cityscape Financial Corp. ++ ,
  6.00%, 05/01/06 ..........................         1,160,000         1,218,000
Comverse Technology Inc. ++ ,
  5.75%, 10/01/06 ..........................         4,600,000         4,784,000
Consolidated Natural Gas Co.,
  7.25%, 12/15/15 ..........................           950,000         1,017,688
Continental Airlines, Inc. ++ ,
  6.75%, 04/15/06 ..........................         1,860,000         2,111,100
Continental Homes Holding Corp.,
  6.875%, 11/01/02 .........................           700,000           741,125
Costco Wholesale, Inc., 5.75%,
  05/15/02 .................................         2,225,000         2,168,082
Cross Timbers Oil Co., 5.25%,
  11/01/03 .................................           465,000           517,894
Fpa Medical Management, 4.50%,
  12/15/01 .................................         1,860,000         1,869,300
Fremont General Corp., 0.00%,
  10/12/13 .................................           930,000           556,838
Healthsouth Rehab Corp., 5.00%,
  04/01/01 .................................           465,000           934,650
Home Depot, Inc., 3.25%, 10/01/01 ..........           930,000           911,400
Integrated Health Services, 5.75%,
  01/01/01 .................................           930,000           918,375
Marriott International, Inc. ++ ,
  0.00%, 03/25/11 ..........................         2,730,000         1,535,625
NAC Re Corp. ++ , 5.25%, 12/15/02 ..........           930,000           895,125
National Semiconductor Corp. ++ ,
  6.50%, 10/01/02 ..........................         4,650,000         4,557,000
Office Depot, Inc., 0.00%, 12/11/07 ........         1,100,000           668,250
Ogden Corp., 6.00%, 06/01/02 ...............           475,000           453,625
Pennzoil Co., 4.75%, 10/01/03 ..............         1,000,000         1,170,000
Pennzoil Co., 6.50%, 01/15/03 ..............           465,000           719,588
Phycor Inc., 4.50%, 02/15/03 ...............         1,395,000         1,379,306
Phymatrix Corp., 6.75%, 06/15/03 ...........         2,300,000         1,897,500
Pioneer Financial Services, 6.50%,
  04/01/03 .................................         1,395,000         1,867,556
Pogo Producing, 5.50%, 03/15/04 ............           930,000         2,051,813
Potomac Electric Power, 7.00%,
  01/15/18 .................................           750,000           772,500
Prime Hospitality Corp., 7.00%,
  04/15/02 .................................           795,000         1,148,775
Proffitt's, Inc., 4.75%, 11/01/03 ..........         3,665,000         3,674,163
Richey Electronics, Inc. ++ ,
  7.00%, 03/01/06 ..........................         1,859,000         1,861,324
Rotech Medical Corp. ++ , 5.25%,
  06/01/03 .................................         3,255,000         3,271,275
Sanmina Corp. ++ , 5.50%, 08/15/02  ........           930,000         1,897,200
SCI Systems, Inc. ++ , 5.00%,
  05/01/06 .................................           695,000           816,625
Sholodge Inc., 7.50%, 05/01/04 .............         2,562,000         2,292,990
Theratx Inc., 8.00%, 02/01/02 ..............         1,920,000         1,804,800
Thermo Instrument System ++ ,
  4.50%, 10/15/03 ..........................           930,000           953,250
U.S. Filter Corp., 6.00%, 09/15/05  ........         3,165,000         5,570,400
US Cellular Corp., 0.00%, 06/15/15  ........         2,325,000           770,156
US Office Products Co. ++ , 5.50%,
  02/01/01 .................................           930,000         1,213,650
Veterinary Centers of America ++ ,
  5.25%, 05/01/06 ..........................           465,000           313,871
                                                                    ------------
 Total Long-Term Bonds and Notes
  (cost $76,105,184) .......................                          83,315,197
                                                                    ------------


                                                    Number of          Market
                                                    Contracts          Value
                                                  ------------     ------------

CALL OPTIONS PURCHASED (0.1%)
Russell 2000 Index, Strike $340,
  March 97 .................................             1,500      $  4,575,000
Russell 2000 Index, Strike $355,
  March 97 .................................             1,213         2,410,838
                                                                    ------------
Total Call Options Purchased
  (cost $6,170,939) ........................                           6,985,838
                                                                    ------------
PUT OPTIONS PURCHASED (0.1%)
S & P MidCap Index, Strike $240,
  March 97 .................................            10,380         4,476,375
S & P MidCap Index, Strike $250,
  March 97 .................................             6,048         4,158,000
                                                                    ------------
Total Put Options Purchased
  (cost $9,655,684) ........................                           8,634,375
                                                                    ------------


                                                    Principal       Market
                                                     Amount          Value
                                                  ------------    ------------

SHORT-TERM INVESTMENTS (1.6%)
A.H. Robins Co., Inc. ++ , Comm.
  Paper, 6.50%, 01/02/97 ...................      $ 18,685,000   $   18,685,000
American Express Credit Corp.,
  Comm. Paper, 5.50%, 01/02/97 .............        31,391,000       31,391,000
Countrywide Home Loans, Comm.
  Paper, 6.75%, 01/02/97 ...................         4,388,000        4,388,000
Dana Credit Corp., Comm. Paper,
  6.95%, 01/03/97 ..........................        18,195,000       18,191,487
Occidental Petroleum, Comm. Paper,
  6.20%, 01/06/97 ..........................         9,200,000        9,193,662
U.S. Treasury Bill +++ , Time
  Deposit, 5.08%, 08/21/97 .................        26,800,000       25,913,456
U.S. Treasury Bill +++ , Time
  Deposit, 5.115%, 08/21/97 ................         1,000,000          967,179
                                                                 --------------
Total Short-Term Investments
  (cost $108,742,737) ......................                        108,729,784
                                                                 --------------
TOTAL INVESTMENTS
  (cost $5,393,477,533)(a) .................                      6,999,600,597
Other assets less liabilities ..............                        (45,370,101)
                                                                 --------------
Total Net Assets ...........................                     $6,954,230,496
                                                                 ==============
Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounted to $5,403,059,920. Unrealized gains and losses, based on identified tax cost at December 31, 1996, are as follows:

Unrealized gains ..................                 $1,652,529,593
Unrealized losses .................                    (55,988,916)
                                                    --------------
  Net unrealized gain .............                 $1,596,540,677
                                                    --------------
+ Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

+++ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1996.

Category percentages are based on net assets.

18 See Notes to Financial Statements.

Information  concerning  open  futures  contracts  at December 31, 1996 is shown below:
                            No. of     Initial
                            Long       Notional    Expiration        Unrealized
                         Contracts       Value        Date           Gain/(Loss)
                         ---------       -----        ----           -----------
All Ordinaries
  Share Price ....             27   $  1,251,060   March 97        $     61,436
  Index Future
TSE 35 Index .....             19      2,137,791   March 97              71,528
  Future
FTSE 100 Index ...             10      1,664,238   March 97              36,686
  Future
Topix Index ......             70      9,655,323   March 97            (488,843)
  Future
S & P 500 Index
  Future .........            862    317,607,905   March 97            3,271,594
                                   -------------                    ------------
                                   $ 332,316,317                    $  2,952,401
                                   =============                    ============


Information concerning written option contracts at December 31, 1996 is shown below:

                                                               Exercise    Expiration       Market
Call Options                                     Contracts      Price         Date          Value
------------                                     ---------      -----         ----          -----
S & P Midcap Index .......................          6,048    $        240   March 97   $ (8,202,600)

S & P Midcap Index .......................         10,380             250   March 97    (21,668,250)

Sunbeam Corporation ......................            233              20   Jan 97         (135,431)

Put Options
-----------
Russell 2000 Index .......................          1,500             340   March 97     (1,087,500)
Russell 2000 Index .......................          1,213             355   March 97     (1,379,788)
                                                                                       ------------

Total Deferred Premiums on Written Options                                             $(32,473,569)
                                                                                       ============

Aetna Income Shares
Portfolio of Investments - December 31, 1996
--------------------------------------------------------------------------------

                                                      Principal        Market
                                                       Amount          Value
                                                      --------      -----------
LONG-TERM BONDS AND NOTES (89.2%)
U.S. Government and Agency Obligations (41.9%)
Agency Mortgage-Backed Securities (15.3%)
Federal Home Loan Mortgage Corp.
  20 6-B, 0.00%, 07/15/19 ........................   $     34,553   $     34,553
Federal National Mortgage
  Association, 0.00%, 06/25/19 ...................      1,234,934      1,153,980
Federal National Mortgage
  Association, 7.00%, 08/01/25 -
  03/01/26 .......................................     14,698,022     14,399,475
Federal National Mortgage
  Association, 7.50%, 11/01/25 -
  12/11/26 .......................................     15,000,000     15,000,000
Federal National Mortgage
  Association, 8.00%, 12/11/26 ...................     25,000,000     25,468,750
Government National Mortgage
  Association, 7.00%, 04/15/26 ...................     10,064,744      9,860,309
Government National Mortgage
  Association, 7.50%, 03/15/24 -
  10/15/25 .......................................      9,036,012      9,052,956
Government National Mortgage
  Association, 10.00%, 10/15/09 -
  01/15/21 .......................................     10,576,234     11,610,668
Government National Mortgage
  Association, 10.50%, 02/15/13 -
  01/15/21 .......................................     10,815,295     11,974,506
Government National Mortgage
  Association, 11.00%, 02/15/10 ..................         38,166         42,197
                                                                    ------------
                                                                      98,597,394
                                                                    ------------
U.S. Agencies (1.5%)
Small Business Administration
  92-20K, 7.55%, 11/01/12 ........................      9,114,016      9,296,296
                                                                    ------------

                                                                       9,296,296
                                                                    ------------
U.S. Treasuries (25.1%)
U.S. Treasury Bond, 6.75%, 08/15/26  .............      5,000,000      5,035,940
U.S. Treasury Bond, 10.375%,
  11/15/12 .......................................     20,000,000     25,768,759
U.S. Treasury Note, 5.75%, 08/15/03  .............     20,000,000     19,406,250
U.S. Treasury Note, 6.25%, 05/31/00  .............     20,000,000     20,087,450
U.S. Treasury Note, 6.375%, 05/15/99 .............      9,500,000      9,586,099
U.S. Treasury Note, 6.50%, 05/31/01  .............     15,000,000     15,173,445
U.S. Treasury Note, 6.875%, 07/31/99 .............     20,000,000     20,412,450
U.S. Treasury Note, 6.875%, 08/31/99 .............     20,000,000     20,418,760
U.S. Treasury Note, 6.875%, 03/31/00 .............     25,000,000     25,570,313
                                                                    ------------
                                                                     161,459,466
                                                                    ------------
Total U.S. Government and Agency
  Obligations(cost $269,036,424) .................                   269,353,156
                                                                    ------------
Corporate Bonds (44.5%)
Financial Services (15.0%)
American General, 8.125%, 08/15/09 ...............     10,000,000     10,753,200
Associates Corp., 7.95%, 02/15/10 ................     15,000,000     16,045,200
Capital One Bank, 8.625%, 01/15/97 ...............      5,000,000      5,002,800
Chase Manhattan Corp., 6.625%,
  01/15/98 .......................................     10,000,000     10,067,900
Dean Witter, Discover & Co., 6.00%,
  03/01/98 .......................................      6,000,000      6,001,920
Ford Motor Credit Corp., FRN,
  5.75%, 02/22/99 ................................     15,000,000     15,030,526
Ford Motor Credit Corp., FRN,
  5.962%, 06/02/98 ...............................      7,000,000      7,035,666
General Electric Capital Corp.,
  7.96%, 02/02/98 ................................     10,000,000     10,243,500
General Electric Capital Corp.,
  8.625%, 06/15/08 ...............................     10,000,000     11,330,100


Mellon Capital II, 7.995%, 01/15/27  .............   $  5,000,000   $  5,057,000
                                                                    ------------
                                                                      96,567,812
                                                                    ------------


                                                       Principal        Market
                                                        Amount          Value
                                                      ----------     -----------
Foreign and Supranationals (15.5%)
African Development Bank, 8.80%,
  09/01/19 .......................................     11,650,000     13,776,242
China International Trust, 9.00%,
  10/15/06 .......................................     10,000,000     11,053,400
Inter-American Development Bank,
  12.25%, 12/15/08 ...............................      7,775,000     11,183,716
International Bank For
  Reconstruction & Development,
  9.25%, 07/15/17 ................................     11,000,000     13,691,370
Korea Electric, 6.375%, 12/01/03 .................      4,500,000      4,372,875
Korean Development Bank, 9.25%,
  06/15/98 .......................................      5,000,000      5,223,300
Republic of Argentina, 9.25%,
  02/23/01 .......................................      5,000,000      5,093,750
Republic of Argentina, FRB, 6.625%,
  03/31/05 .......................................      4,900,000      4,266,063
Rogers Cablesystem, 10.00%, 03/15/05 .............      8,500,000      9,073,750
Swire Pacific Ltd. + , 8.50%,
  09/29/04 .......................................      5,500,000      5,893,030
Teleport Communications, 0.00%,
  07/01/07 .......................................     10,000,000      6,875,000
United Mexican States Government +
  , 7.562%, 08/06/01 .............................      9,000,000      9,066,094
                                                                    ------------
                                                                      99,568,590
                                                                    ------------
Other Corporate Bonds (14.0%)
Alliance Entertainment, 11.25%,
  07/15/05 .......................................      5,000,000      3,675,000
Echostar Communications, 0.00%,
  06/01/04 .......................................     10,000,000      8,311,309
Georgia-Pacific Corp., 9.50%,
  12/01/11 .......................................      5,500,000      6,420,700
HSBC America + , 7.808%, 12/15/26 ................      6,500,000      6,279,715
Lamar Advertising Co., 9.625%,
  12/01/06 .......................................      2,000,000      2,080,000
MFS Communications, Inc., 5.00%,
  01/15/06 .......................................      5,000,000      3,650,000
MGM Grand Hotel, 12.00%, 05/01/02 ................      4,000,000      4,300,000
Paramount Communications, Inc.,
  7.50%, 07/15/23 ................................     11,500,000      9,826,060
Tele-Communcations, Inc., 9.80%,
  02/01/12 .......................................      5,000,000      5,411,000
Telewest Plc, 11.00%, 10/01/07 ...................      6,850,000      4,795,000
Tenet Healthcare Corp., 9.625%,
  09/01/02 .......................................      5,000,000      5,470,000
Time Warner, Inc., 7.95%, 02/01/00 ...............      7,000,000      7,238,343
Time Warner, Inc., 9.125%, 01/15/13  .............      5,000,000      5,429,300
Trump Atlantic City, 11.25%,
  05/01/06 .......................................      5,000,000      4,975,000
TRW, Inc., 9.35%, 06/04/20 .......................     10,500,000     12,603,675
                                                                    ------------
                                                                      90,465,102
                                                                    ------------
Total Corporate Bonds (cost $279,539,667) ........                   286,601,504
                                                                    ------------
Non-Agency Mortgage-Backed Securities (1.5%)
Mortgage-Backed Securities (1.5%)
Chase Mortgage Finance, 6.75%,
  11/25/09 .......................................      7,544,972      7,537,899
Security Pacific National Bank,
  8.50%, 03/01/17 ................................      2,275,340      2,263,964
                                                                    ------------
                                                                       9,801,863
                                                                    ------------
Total Non-Agency Mortgage-Backed
  Securities (cost $9,658,946) ...................                     9,801,863
                                                                    ------------
Asset-Backed Securities (1.3%)
First Chicago Master Trust 94I-A,
  5.80%, 01/15/99 ................................      8,250,000      8,263,778
                                                                    ------------
Total Asset-Backed Securities (cost $8,242,652)...                     8,263,778
                                                                    ------------
Total Long-Term Bonds and Notes
  (cost $566,477,689) ............................                   574,020,301
                                                                    ------------


20 See Notes to Portfolio of Investments.

================================================================================

                                                      Principal       Market
                                                       Amount         Value
                                                     ------------  ------------
SHORT-TERM INVESTMENTS (15.9%)
Bridgestone Firestone Master Trust,
  Inc. + , Asset-Backed Securities,
  6.40%, 01/06/97 ................................   $ 15,000,000  $ 15,000,000
Circuit City Credit Card + , Comm ................
  Paper, 6.20%, 01/07/97 .........................     12,000,000    12,000,000
Countrywide Home Loans, Comm .....................
  Paper, 6.50%, 01/09/97 .........................     15,000,000    14,981,042
Dakota Certificates-Standard Credit
  Card Master Trust 1 +,
  Asset-Backed Securities, 5.50%,
  01/14/97 .......................................     20,000,000    19,963,333
Lockheed Martin Corp. + , Comm ...................
  Paper, 7.25%, 01/02/97 .........................     30,666,000    30,666,000
Source One Mortgage Services Corp.,
  Comm. Paper, 5.72%, 01/14/97 ...................     10,000,000     9,980,933
                                                                   ------------
Total Short-Term Investments
  (cost $102,591,308)
                                                                    102,591,308
                                                                   ------------
TOTAL INVESTMENTS
  (cost $669,068,997)(a) .........................                  676,611,609
Other assets less liabilities ....................                  (32,882,180)
                                                                   ------------
Total Net Assets .................................                 $643,729,429
                                                                   ============

Notes to Portfolio of Investments


(a) The cost of investments for federal income tax purposes amount to $669,718,833. Unrealized gains and losses based on identified tax cost at December 31, 1996, are as follows:

Unrealized gains .....................................             $ 12,707,192
Unrealized losses ....................................               (5,814,416)
                                                                   ------------
  Net unrealized gain ................................             $  6,892,776
                                                                   ============

+ Securities that may be resold to "qualified  institutional  buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 21

Aetna Variable Encore Fund
Portfolio of Investments - December 31, 1996
--------------------------------------------------------------------------------


                                                    Principal          Market
                                                     Amount             Value
                                                  ------------      ------------
Asset-Backed Securities (17.2%)
Capita Equipment Receivables Trust,
  5.60%, 10/15/97 ...........................       $8,727,063        $8,727,063
CARCO Auto Loan Master Trust
  1993-2, 5.665%, 11/15/98 ..................       15,500,000        15,551,150
Case Equipment Loan Trust, 5.562,
  09/15/97 .................................         9,553,295         9,591,603
Dakota Certificates - Standard
  Credit Card Master Trust 1 + ,
  5.35%, 02/21/97............................        3,500,000         3,473,993
Dakota Certificates - Standard
  Credit Card Master Trust 1 + ,
  5.40%, 03/14/97 ...........................        7,000,000         6,919,080
Dakota Certificates - Standard
  Credit Card Master Trust 1 + ,
  5.35%, 01/13/97 ...........................        8,300,000         8,286,432
Ford Credit Auto Lease, 5.451%,
  11/15/97 ..................................        5,000,000         4,995,300
Nationsbank Auto Owner Trust,
  5.776%, 08/15/97 ..........................        9,243,754         9,243,754
Norwest Auto Trust, 5.465%, 12/05/97 ........       20,498,108        20,483,144
WFS Financial, Inc., 5.50%, 01/16/98 ........       18,000,000        18,000,000
                                                                    ------------
Total Asset-Backed Securities                                        105,271,519
                                                                    ------------
Certificates of Deposit (4.3%)
Abbey National Europe, 5.52%,
  02/26/97 ..................................       10,000,000        10,000,149
Deutsche Bank AG, New York Branch,
  5.22%, 02/28/97 ...........................        9,000,000         9,000,000
Deutsche Bank AG, New York Branch,
  5.32%, 03/06/97 ...........................        7,500,000         7,494,225
                                                                    ------------
Total Certificates of Deposit                                         26,494,374
                                                                    ------------
Commercial Paper - Domestic (22.0%)
Alamo Funding L.P. + , 5.55%,
  01/21/97 ..................................        1,260,000         1,256,309
Baxter International, Inc. + ,
  6.00%, 01/24/97 ...........................        5,000,000         4,981,667
Chrysler Financial Corp., 5.33%,
  04/10/97 ..................................        3,000,000         2,953,740
Ciesco L.P. + , 5.32%, 02/12/97 .............        2,300,000         2,286,065
Ciesco L.P. + , 6.75%, 01/06/97 .............        1,000,000           999,250
Cooperative Association of Tractor
  Dealers, Inc., 5.50%, 01/23/97 ............        1,000,000           996,792
Cooperative Association of Tractor
  Dealers, Inc., 5.60%, 01/23/97 ............        2,100,000         2,093,140
Cooperative Association of Tractor
  Dealers, Inc., 6.40%, 01/06/97 ............        3,000,000         2,997,867
Corporate Asset Funding Co., Inc.,
  5.32%, 02/26/97 ...........................        4,000,000         3,967,489
Countrywide Home Loans, 5.36%,
  01/22/97 ..................................        3,086,000         3,076,811
Countrywide Home Loans, 6.50%,
  01/09/97 ..................................        4,000,000         3,994,944
CSW Credit, Inc., 5.34%, 01/30/97 ...........        8,600,000         8,564,281
CSW Credit, Inc., 5.45%, 02/25/97 ...........        9,400,000         9,323,155
Dealers Capital Access Trust, Inc.,
  5.40%, 02/24/97 ...........................        2,300,000         2,281,715
Dealers Capital Access Trust, Inc.,
  5.43%, 02/14/97 ...........................        2,300,000         2,285,083
Dealers Capital Access Trust, Inc.,
  5.45%, 02/14/97 ...........................        2,500,000         2,483,726
Dealers Capital Access Trust, Inc.,
  5.45%, 02/25/97 ...........................        2,000,000         1,983,650
Dean Witter, Discover & Co., 5.38%,
  01/29/97 ..................................        4,000,000         3,983,860
Finova Capital Corp., 5.55%,
  02/10/97 ..................................        7,500,000         7,454,906

                                                    Principal          Market
                                                     Amount             Value
                                                  ------------      ------------
Ford Motor Credit Co., 5.33%,
  03/28/97 ..................................       $8,000,000        $7,890,720
GE Capital Corp., 5.34%, 04/30/97 ...........        4,400,000         4,320,492
Government Development Bank of
  Puerto Rico, 5.45%, 02/18/97 ..............        7,500,000         7,446,635
GTE Corp., 5.55%, 01/31/97 ..................        3,100,000         3,086,140
Hertz Corp., 5.33%, 03/31/97 ................        8,000,000         7,886,960
Jefferson Smurfit Finance Corp.,
  5.33%, 04/29/97 ...........................        2,700,000         2,651,157
Jefferson Smurfit Finance Corp.,
  5.35%, 06/02/97 ...........................        5,000,000         4,882,900
Jefferson Smurfit Finance Corp.,
  5.45%, 03/17/97 ...........................        2,200,000         2,173,468
Mid-Atlantic Fuel Co., 7.40%,
  01/02/97 ..................................        3,681,000         3,681,000
Sears Roebuck Acceptance Corp.,
  5.50%, 03/24/97 ...........................        6,500,000         6,413,940
Sheffield Receivables Corp. +,
  5.35%, 01/21/97 ...........................        2,500,000         2,492,941
Sheffield Receivables Corp. +,
  5.70%, 01/03/97 ...........................        3,000,000         2,999,525
Transamerica Finance Group, 5.34%,
  03/26/97 ..................................        8,300,000         8,188,448
WMX Technologies, Inc. + , 5.43%,
  01/24/97 ..................................        3,000,000         2,990,045
                                                                    ------------
Total Commercial Paper - Domestic                                    135,068,821
                                                                    ------------
Commercial Paper - Foreign (15.6%)
Abbey National North America,
  5.30%, 03/10/97 ...........................        3,620,000         3,580,651
Central Hispano NA Capital Corp.,
  5.33%, 04/28/97 ...........................        7,000,000         6,874,910
Central Hispano NA Capital Corp.,
  5.44%, 02/27/97 ...........................        6,000,000         5,949,227
Central Hispano NA Capital Corp.,
  5.44%, 02/28/97 ...........................        6,000,000         5,948,320
Daewoo International (America)
  Corp., 5.60%, 02/14/97 ....................       10,000,000         9,933,111
Province of British Columbia,
  5.40%, 02/11/97 ...........................        7,000,000         6,958,000
Skandinaviska Enskilda Banken
  Funding, Inc., 5.35%, 02/05/97 ............       14,000,000        13,929,261
Svenska Handelsbanken, Inc., 5.36%,
  05/27/97 ..................................       12,000,000        11,740,933
Svenska Handelsbanken, Inc., 5.40%,
  02/28/97 ..................................        6,000,000         5,948,700
Xerox Mexican S.A. de C.V., 5.43%,
  03/24/97 ..................................        7,500,000         7,401,600
Xerox Mexican S.A. de C.V., 5.51%,
  01/27/97 ..................................        7,697,000         7,667,548
Xerox Mexican S.A. de C.V., 5.55%,
  01/22/97 ..................................       10,000,000         9,969,167
                                                                    ------------
Total Commercial Paper - Foreign                                      95,901,428
                                                                    ------------
Corporate Notes (19.4%)
Advanta National Bank, FRN, 5.762%,
  09/18/97 ..................................        4,350,000         4,355,438
Bankers Trust New York Corp. + ,
  5.69%, 12/12/97 ...........................        5,400,000         5,399,892
Bankers Trust New York Corp. + ,
  5.69%, 12/22/97 ...........................       10,000,000         9,997,400
Capital One Bank, FRN, 6.10%,
  02/03/97 ..................................        5,500,000         5,501,880
FNB Boston, 5.47%, 03/31/97 .................        6,000,000         5,998,800
FNB Boston, 5.47%, 04/07/97 .................        8,000,000         7,998,400
General Motors Acceptance Corp.,
  7.625%, 02/15/97 ..........................        1,000,000         1,001,872
Golden West Financial, 10.25%,
  05/15/97 ..................................        5,210,000         5,292,214

22 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                                    Principal          Market
                                                     Amount             Value
                                                  ------------      ------------
Corporate Notes (continued)
Greyhound Financial Corp., 8.25%,
  03/11/97 ..................................       $6,000,000      $  6,028,080
Household Bank FSB, FRN, 5.46%,
  09/19/97 ..................................       21,460,000        21,458,927
Money Funding, Inc., 8.125%,
  04/07/97 ..................................        4,000,000         4,020,000
PACCAR Financial Corp., 5.597%,
  03/26/97 ..................................       15,000,000        15,000,000
PNC Bank NA, FRN, 5.462%, 07/02/97 ..........       27,000,000        26,986,500
                                                                    ------------
Total Corporate Notes                                                119,039,403
                                                                    ------------
Medium Term Notes (14.3%)
American Honda Finance Corp. + ,
  5.612%, 05/01/97 ..........................       14,000,000        14,008,260
American Honda Finance Corp. + ,
  5.667%, 04/15/97 ..........................        5,800,000         5,803,364
American Honda Finance Corp., FRN +
  , 5.612%, 09/04/97 ........................        8,400,000         8,400,000
Chrysler Financial Corp., 7.11%,
  03/21/97 ..................................        3,000,000         3,009,300
Columbia/HCA Healthcare Corp., FRN
  + , 5.583%, 07/28/97 ......................        4,200,000         4,200,000
Corporate Asset Funding Co., Inc.,
  +, 5.556%, 12/02/97 .......................        9,000,000         9,000,000
Discover Credit, 7.76%, 05/13/97 ............        5,800,000         5,840,368
Discover Credit, 7.81%, 03/18/97 ............        6,000,000         6,026,640
Finova Capital Corp., 5.595%,
  04/15/97 ..................................       14,000,000        14,012,179
General Motors Acceptance Corp.,
  5.805%, 04/13/98 ..........................       10,500,000        10,494,750
General Motors Acceptance Corp.,
  7.75%, 01/17/97 ...........................        1,000,000         1,000,947
Greyhound Financial Corp, 7.95%,
  05/19/97 ..................................        3,200,000         3,226,976
Sears Roebuck & Co., FRN, 5.717%,
  05/12/97 ..................................        2,900,000         2,903,625
                                                                    ------------
Total Medium Term Notes                                               87,926,409
                                                                    ------------
U.S. Government Agency Obligations (6.5%)
Federal Home Loan Bank, 5.65%,
  04/27/98 ..................................       20,000,000        20,054,000
Federal National Mortgage
  Association, 5.84%, 02/18/97 ..............       10,000,000        10,001,069
Student Loan Marketing Association,
  FRN, 5.70%, 01/21/97 ......................       10,000,000        10,000,268
                                                                    ------------
Total U.S. Government Agency Obligations                              40,055,337
                                                                    ------------
TOTAL INVESTMENTS (cost $609,672,569)(a) ....                        609,757,291
Other assets less liabilities                                          3,748,047
                                                                    ============
Total Net Assets                                                    $613,505,338
                                                                    ============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purpose is identical. Unrealized gains and losses, based on identified tax cost at December 31, 1996, are as follows:

Unrealized gains ....................                $  198,719
Unrealized losses ...................                  (113,997)
                                                     ===========
  Net unrealized gain ...............                $   84,722
                                                     ===========

+ Securities that may be resold to "qualified  institutional  buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 23

Aetna Investment Advisers Fund, Inc.
Portfolio of Investments - December 31, 1996
--------------------------------------------------------------------------------

                                                           Number       Market
                                                         of Shares      Value
                                                         ---------   -----------

COMMON STOCKS (56.0%)

Aerospace and Defense (1.9%)
Boeing Co. .........................................       113,700   $12,094,837
United Technologies Corp. ..........................       211,200    13,939,199
                                                                     -----------
                                                                      26,034,036
                                                                     -----------

Apparel (2.4%)
Gap, Inc. ..........................................       224,400     6,760,050
Herbalife International, Inc. ......................        11,600       378,450
Liz Claiborne, Inc. ................................       141,700     5,473,163
Nike, Inc. Class B .................................       181,300    10,832,675
St. John Knits, Inc. ...............................        10,800       469,800
Tommy Hilfiger Corp. + .............................       181,600     8,716,800
Wolverine World Wide, Inc. .........................        21,000       609,000
                                                                     -----------
                                                                      33,239,938
                                                                     -----------

Autos and Auto Equipment (0.9%)
Chrysler Corp. .....................................       260,300     8,589,900
Intermet Corp. .....................................        68,000     1,096,500
Kaydon Corp. .......................................        15,000       706,875
SPX Corp. ..........................................        16,500       639,375
Tower Automotive, Inc. + ...........................        15,800       493,750
Wynn's International, Inc. .........................         5,100       161,288
                                                                     -----------
                                                                      11,687,688
                                                                     -----------

Banks (2.0%)
Bancorp Hawaii, Inc. ...............................        16,000       672,000
Boatmen's Bancshares, Inc. .........................        30,700     1,980,150
Cal Fed Bancorp, Inc. + ............................        17,200       421,400
CCB Financial Corp. ................................        14,300       975,975
City National Corp. ................................        22,300       482,238
Community First Bankshares, Inc. ...................        31,000       852,500
Corus Bankshares, Inc. .............................         8,200       264,450
Cullen/Frost Bankers, Inc. .........................        27,900       927,675
HUBCO, Inc. ........................................        39,140       958,930
Imperial Bancorp + .................................        36,000       864,000
Liberty Bancorp, Inc. Oklahoma .....................        10,200       507,450
Magna Group, Inc. ..................................        15,200       448,400
Mercantile Bankshares Corp. ........................        24,800       793,600
ML Bancorp, Inc. ...................................        58,000       819,250
NationsBank Corp. ..................................       110,600    10,811,150
North Side Savings Bank Bronx NY ...................        17,600       959,200
Provident Bancorp ..................................        21,450       729,300
Provident Bankshares Corp. .........................        17,850       696,150
Riggs National Corp. ...............................        47,000       810,750
Security Capital Corp. .............................        12,200       899,750
Silicon Valley Bancshares + ........................        10,600       341,850
Westamerica Bancorp ................................        10,900       629,475
Zion Bancorporation ................................         8,900       925,600
                                                                     -----------
                                                                      27,771,243
                                                                     -----------

Building Materials and Construction (0.5%)
ABT Building Products Corp. + ......................        13,300       332,500
Ameron, Inc. .......................................        10,300       531,738
Apogee Enterprises, Inc. ...........................        11,500       457,125
Arvin Industries, Inc. .............................        17,200       425,700


                                                           Number       Market
                                                         of Shares      Value
                                                         ---------   -----------

Building Materials and Construction (continued)
Centex Corp. .......................................        30,900   $ 1,162,613
Champion Enterprises, Inc. + .......................        26,456       515,892
Continental Homes Holding Corp. ....................        37,100       788,375
NCI Building Systems, Inc. + .......................        23,600       814,200
Oakwood Homes Corp. ................................        26,400       603,900
Southdown, Inc. ....................................        11,400       354,825
Texas Industries, Inc. .............................        13,000       658,125
Tredegar Industries, Inc. ..........................         7,500       300,938
                                                                     -----------
                                                                       6,945,931
                                                                     -----------
Chemicals (1.0%)
Cytec Industries + .................................        20,200       820,625
Dexter Corp. .......................................        17,900       570,563
Fuller (H.B.) Co. ..................................        10,300       484,100
Monsanto Co. .......................................       307,600    11,957,949
                                                                     -----------
                                                                      13,833,237
                                                                     -----------
Commercial Services (1.1%)
Carriage Services, Inc. + ..........................        15,100       337,863
Culligan Water Technologies, Inc. ..................
  + ................................................         7,200       291,600
Daisytek International Corp. + .....................        19,000       779,000
Electro Rent Corp. + ...............................        26,000       646,750
Measurex Corp. .....................................        30,300       727,200
Philip Environmental, Inc. + .......................        22,800       330,600
Service Corp. International ........................       334,400     9,363,200
Stewart Enterprises, Inc. ..........................        18,500       629,000
United Waste Systems, Inc. + .......................        22,800       783,750
US Filter Corp. + ..................................        26,700       847,725
Wackenhut Corp. Class B ............................        31,600       481,900
                                                                     -----------
                                                                      15,218,588
                                                                     -----------
Computer Software (3.6%)
BMC Software, Inc. + ...............................       320,800    13,273,099
Brooktrout Technology, Inc. + ......................         7,200       201,600
Cadence Design Systems, Inc + ......................       276,700    10,998,825
Cisco Systems, Inc + ...............................       216,100    13,749,362
Computer Associates International,
  Inc ..............................................       203,300    10,114,175
Rational Software Corp. + ..........................        15,600       617,175
Shiva Corp. + ......................................         6,400       223,200
                                                                     -----------
                                                                      49,177,436
                                                                     -----------
Computers and Office Equipment (3.0%)
Comdisco, Inc. .....................................        27,900       885,825
Compaq Computer Corp. + ............................       102,000     7,573,500
Comverse Technology, Inc. + ........................        20,000       756,250
DH Technology, Inc. + ..............................        26,000       624,000
HBO & Co. ..........................................       170,400    10,117,500
Herman Miller, Inc. ................................        18,000     1,019,250
Sun Microsystems, Inc. + ...........................       321,200     8,250,825
U.S. Robotics Corp. + ..............................       154,800    11,145,600
Wallace Computer Services, Inc. ....................        20,000       690,000
                                                                     -----------
                                                                      41,062,750
                                                                     -----------
Consumer Products (0.8%)
Gillette Co. .......................................       120,300     9,353,325
Helen of Troy Ltd. + ...............................        50,000     1,100,000
                                                                     -----------
                                                                      10,453,325
                                                                     -----------

24 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                           Number       Market
                                                         of Shares      Value
                                                         ---------   -----------

Diversified (4.4%)
Allied Signal, Inc. ................................       185,600   $12,435,199
Day Runner, Inc. + .................................        19,700       384,150
Deere & Co. ........................................       218,500     8,876,563
DT Industries, Inc. ................................        24,200       847,000
Eastern Enterprises ................................        20,000       707,500
General Electric Co. ...............................       111,200    10,994,900
Harsco Corp. .......................................        11,300       774,050
Paragon Trade Brands, Inc. + .......................        20,000       600,000
Raychem Corp. ......................................       163,700    13,116,462
Robbins & Myers, Inc. ..............................        14,000       350,000
Tyco International Ltd. ............................       215,000    11,368,124
                                                                     -----------
                                                                      60,453,948
                                                                     -----------

Electrical and Electronics (1.6%)
BMC Industries, Inc. ...............................        17,500       551,250
Computer Products, Inc. + ..........................        43,800       854,100
CTS Corp. ..........................................         5,200       222,300
DuPont Photomasks, Inc. + ..........................        28,000     1,270,500
Hadco Corp. + ......................................        21,000     1,029,000
Intel Corp. ........................................       113,600    14,874,499
Logicon, Inc. ......................................        24,000       876,000
Symbol Technologies, Inc. + ........................        14,100       623,925
Technitrol, Inc. ...................................        24,000       921,000
Waters Corp. + .....................................        27,000       820,125
                                                                     -----------
                                                                      22,042,699
                                                                     -----------

Electrical Equipment (1.2%)
Berg Electronics Corp. + ...........................        24,000       705,000
Fluke Corp. ........................................        18,000       803,250
Honeywell, Inc. ....................................       145,300     9,553,475
Jabil Circuit, Inc. + ..............................        34,700     1,388,000
LeCroy Corp. + .....................................         9,600       360,000
Microchip Technology, Inc. + .......................        10,800       549,450
Rexel, Inc. + ......................................        26,300       417,513
Sanmina Corp. + ....................................        15,000       847,500
SCI Systems, Inc. + ................................        14,200       633,675
Valmont Industries .................................        20,000       825,000
                                                                     -----------
                                                                      16,082,863
                                                                     -----------

Financial Services (6.2%)
Astoria Financial Corp. ............................        27,600     1,017,750
Chase Manhattan Corp. ..............................       136,700    12,200,474
ContiFinancial Corp. + .............................        27,000       975,375
Great Financial Corp. ..............................        27,200       792,200
Green Tree Financial Corp. .........................       238,500     9,212,063
MBNA Corp. .........................................       169,200     7,021,800
Money Store, Inc. (The) ............................       375,200    10,364,900
Olympic Financial Ltd. + ...........................        13,800       198,375
Quick & Reilly Group, Inc. .........................        17,100       510,863
Raymond James Financial, Inc. ......................        26,000       783,250
RCSB Financial, Inc. ...............................        18,500       536,500
SunAmerica, Inc. ...................................       381,800    16,942,374
T. Rowe Price Associates ...........................       201,100     8,747,850
TCF Financial Corp. ................................         8,800       382,800


                                                           Number       Market
                                                         of Shares      Value
                                                         ---------   -----------

Financial Services (continued)
Travelers Group, Inc. ..............................       279,900   $12,700,462
Union Planters Corp. ...............................        22,265       868,335
WFS Financial, Inc. + ..............................        38,500       765,188
                                                                     -----------
                                                                      84,020,559
                                                                     -----------

Foods and Beverages (2.2%)
Coca-Cola Co. ......................................       180,100     9,477,763
Einstein/noah Bagel Corp. + ........................        10,200       303,450
Hershey Foods Corp. ................................       193,900     8,483,125
Interstate Bakeries Corp. ..........................       240,300    11,804,737
                                                                     -----------
                                                                      30,069,075
                                                                     -----------

Health Services (0.8%)
ADAC Laboratories ..................................        17,000       405,875
HEALTHSOUTH Corp. + ................................       249,500     9,636,938
Universal Health Services, Inc. + ..................        15,100       432,238
                                                                     -----------
                                                                      10,475,051
                                                                     -----------

Home Furnishings and Appliances (0.2%)
Carlisle Cos., Inc. ................................        14,500       877,250
Ethan Allen Interiors, Inc. ........................        28,000     1,078,000
Furniture Brands International,
  Inc. + ...........................................        23,100       323,400
Mohawk Industries, Inc. + ..........................        15,500       341,000
                                                                     -----------
                                                                       2,619,650
                                                                     -----------

Hotels and Restaurants (1.2%)
Consolidated Products, Inc. + ......................        23,800       464,100
Doubletree Corp. + .................................         6,270       282,150
HFS, Inc. + ........................................        98,000     5,855,500
Hilton Hotels Corp. ................................       358,700     9,371,038
Quality Dining, Inc + ..............................        18,500       330,688
Signature Resorts, Inc. + ..........................         4,400       155,100
                                                                     -----------
                                                                      16,458,576
                                                                     -----------

Insurance (1.5%)
American Bankers Insurance Group ...................        16,400       838,450
American International Group, Inc. .................        98,100    10,619,325
Capital RE Corp. ...................................        18,700       871,888
CapMAC Holdings, Inc. ..............................        22,000       728,750
CMAC Investment Corp. ..............................        24,000       882,000
Delphi Financial Group, Inc + ......................        14,600       430,700
Enhance Financial Services Group,
  Inc ..............................................        24,200       883,300
Fremont General Corp. ..............................        28,300       877,300
Horace Mann Educators Corp. ........................        23,200       936,700
Markel Corp. + .....................................         8,000       720,000
Orion Capital Corp. ................................        15,400       941,325
Protective Life Corp. ..............................        17,900       713,763
Selective Insurance Group, Inc. ....................        17,700       672,600
Vesta Insurance Group, Inc. ........................         7,050       221,194
                                                                     -----------
                                                                      20,337,295
                                                                     -----------

Machinery and Equipment (0.7%)
Case Corp. .........................................       111,500     6,076,750
Cooper Cameron Corp. + .............................        14,400     1,101,600
Global Industrial Technologies,
  Inc. + ...........................................        21,100       466,838
Hughes Supply, Inc. ................................        13,700       590,813

Aetna Investment Advisers Fund, Inc.
Portfolio of Investments - December 31, 1996 (continued)
--------------------------------------------------------------------------------

                                                           Number       Market
                                                         of Shares      Value
                                                         ---------   -----------

Machinery and Equipment (continued)
JLG Industries, Inc. ...............................        42,600   $   681,600
Watts Industries, Inc. .............................        19,600       467,950
Zygo Corp. + .......................................         4,300       223,600
                                                                     -----------
                                                                       9,609,151
                                                                     -----------

Media and Entertainment (0.8%)
Fleetwood Enterprises, Inc. ........................        19,400       533,500
K2, Inc. ...........................................        25,000       687,500
Omnicom Group, Inc. ................................       196,600     8,994,450
                                                                     -----------
                                                                      10,215,450
                                                                     -----------

Medical Supplies (0.2%)
Coherent, Inc. + ...................................        23,300       984,425
Hologic, Inc. + ....................................        22,000       544,500
MedImmune, Inc. + ..................................        40,000       680,000
OrNda HealthCorp. + ................................        30,300       886,275
                                                                     -----------
                                                                       3,095,200
                                                                     -----------

Metals and Mining (0.5%)
Brush Wellman, Inc. ................................        21,200       347,150
Commercial Metals Co. ..............................        18,200       548,275
Gibraltar Steel Corp. + ............................         8,800       231,000
Mueller Industries, Inc. + .........................        19,400       746,900
Olympic Steel, Inc. + ..............................        31,700       804,388
Oregon Metallurgical Corp. + .......................        21,800       703,050
Penn Engineering & Manufacturing
  Corp .............................................        38,500       789,250
Reliance Steel  & Aluminum Co. .....................        10,300       360,500
RMI Titanium Co. + .................................        29,000       815,625
Shiloh Industries, Inc. + ..........................        53,000       861,250
Steel Dynamics, Inc. + .............................        20,100       384,413
                                                                     -----------
                                                                       6,591,801
                                                                     -----------

Oil and Gas (5.2%)
American Exploration Co. + .........................        18,300       292,800
BJ Services Co. + ..................................         7,900       402,900
Camco International, Inc. ..........................        22,000     1,014,750
Cliffs Drilling Co. + ..............................        18,400     1,163,800
Energy Ventures, Inc. + ............................         7,700       391,738
Falcon Drilling Co., Inc. + ........................        10,600       416,050
Halliburton Co. ....................................       186,000    11,206,500
Helmerich & Payne, Inc. ............................        19,800     1,032,075
Laclede Gas Co. ....................................        24,100       581,413
Louisiana Land and Exploration Co. .................       116,300     6,236,588
Marine Drilling Co., Inc. + ........................        26,300       517,781
Mobil Corp. ........................................        53,700     6,564,825
Neuvo Energy Co. + .................................         8,200       426,400
Reading & Bates Corp. + ............................        30,600       810,900
Santa Fe Energy Resources, Inc. + ..................        56,700       786,713
Schlumberger Ltd. ..................................       120,100    11,994,987
Seacor Holdings + ..................................        11,400       718,200
Smith International, Inc. + ........................        23,000     1,032,125
Stone Energy Corp. + ...............................        16,500       492,938
Swift Energy Co. + .................................        33,600     1,003,800
Tesoro Petroleum Corp. + ...........................        60,900       852,600
Texaco, Inc. .......................................        70,000     6,868,750


                                                           Number       Market
                                                         of Shares      Value
                                                         ---------   -----------

Oil and Gas (continued)
Tidewater, Inc. ....................................       179,400   $ 8,117,850
Tuboscope Vetco International
  Corp. + ..........................................        57,400       889,700
Unocal Corp. .......................................       166,500     6,764,063
Vintage Petroleum, Inc. ............................        19,500       672,750
                                                                     -----------
                                                                      71,252,996
                                                                     -----------

Paper and Containers (0.1%)
Caraustar Industries, Inc. .........................        21,100       701,575
Sealed Air Corp. + .................................        14,000       582,750
                                                                     -----------
                                                                       1,284,325
                                                                     -----------

Pharmaceuticals (4.5%)
American Home Products Corp. .......................       139,800     8,195,775
Amgen, Inc. + ......................................       208,300    11,326,312
IDEC Pharmaceuticals Corp. + .......................        32,100       762,375
Johnson & Johnson ..................................       181,184     9,013,904
Jones Medical Industries, Inc. .....................         6,400       234,400
Medeva Plc .........................................        38,000       641,250
Merck & Co., Inc. ..................................       150,600    11,935,049
Pfizer, Inc. .......................................       116,800     9,679,800
Schering Plough ....................................       156,400    10,126,900
                                                                     -----------
                                                                      61,915,765
                                                                     -----------

Printing and Publishing (0.0%)
Meredith Corp. .....................................        10,000       527,500
                                                                     -----------

Real Estate Investment Trusts (0.4%)
Bay Apartment Communities, Inc. ....................         8,600       309,600
Bre Properties, Inc. Class A .......................        13,000       321,750
CWM Mortgage Holdings, Inc. ........................        36,000       774,000
Fairfield Communities, Inc. + ......................        16,300       403,425
General Growth Properties ..........................        12,800       412,800
Patriot American Hospitality, Inc. .................        23,000       991,875
Public Storage, Inc. ...............................        23,400       725,400
Starwood Lodging Trust .............................        19,600     1,080,450
                                                                     -----------
                                                                       5,019,300
                                                                     -----------

Retail (3.9%)
Borders Group, Inc. + ..............................        19,600       703,150
Buckle, Inc. (The) + ...............................        13,000       325,000
Carson Pirie Scott & Co. + .........................        31,800       802,950
Central Garden and Pet Co. + .......................        15,400       324,363
Claire's Stores, Inc. ..............................        35,450       460,850
Dayton Hudson Corp. ................................       336,800    13,219,399
Eagle Hardware & Garden, Inc. + ....................        19,100       396,325
Family Dollar Stores, Inc. .........................        28,600       582,725
Friedman's, Inc. Class A + .........................        21,500       317,125
Gadzooks, Inc. + ...................................        11,000       200,750
Inacom Corp. + .....................................        23,300       932,000
Insight Enterprises, Inc. + ........................        17,100       478,800
Lazare Kaplan International, Inc. ..................
  + ................................................        20,000       342,500
Marks Bros. Jewelers, Inc. + .......................        11,600       134,850
Meyer (Fred), Inc. + ...............................        21,600       766,800
Pier 1 Imports, Inc. ...............................        37,300       657,413
Revco D.S., Inc. + .................................        14,100       521,700
Ross Stores, Inc. ..................................        20,800     1,040,000


26 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                                           Number       Market
                                                         of Shares      Value
                                                         ---------   -----------

Retail (continued)
Russ Berrie & Co., Inc. ............................        11,100   $   199,800
Safeway, Inc. + ....................................       266,900    11,409,974
Sears, Roebuck & Co. ...............................       114,300     5,272,088
Tech Data Corp. + ..................................        12,500       342,188
TJX Companies, Inc. ................................       268,400    12,715,449
Wet Seal, Inc. + ...................................        20,200       431,775
Zale Corp. + .......................................        40,000       765,000
                                                                     -----------
                                                                      53,342,974
                                                                     -----------

Telecommunications (1.1%)
Ameritech Corp. ....................................       126,500     7,669,063
Andrew Corp. + .....................................       120,500     6,394,031
Boston Technology, Inc. + ..........................        18,000       517,500
Davox Corp. + ......................................         7,000       288,750
PictureTel Corp. + .................................        13,000       338,000
                                                                     -----------
                                                                      15,207,344
                                                                     -----------

Transportation (0.9%)
Avondale Industries, Inc. + ........................        44,100       948,150
Burlington Northern Santa Fe Corp. .................       109,300     9,440,788
Comair Holdings, Inc. ..............................        34,900       837,600
Heartland Express, Inc. + ..........................        20,250       493,594
SkyWest, Inc. ......................................        19,700       273,338
                                                                     -----------
                                                                      11,993,470
                                                                     -----------

Utilities - Electric (0.8%)
Calenergy, Inc. + ..................................        26,000       874,250
Central Hudson Gas & Electric Co. ..................        28,500       894,188
Central Maine Power Co. ............................        39,000       453,375
Central Vermont Public Service .....................        19,200       230,400
Commonwealth Energy System Co. .....................        30,000       705,000
Idaho Power Co. ....................................        24,000       747,000
IES Industries, Inc. ...............................        16,200       483,975
Interstate Power Co. ...............................        18,000       522,000
KU Energy Corp. ....................................        27,300       819,000
Public Service Co. of New Mexico ...................        20,500       402,313
Sierra Pacific Resources ...........................        30,600       879,750
TNP Enterprises, Inc. ..............................        31,800       870,525
United Illuminating Co. ............................        22,900       718,488
Washington Gas Light Co. ...........................        22,400       506,800
Washington Water Power Co. .........................        31,000       577,375
WPL Holdings, Inc. .................................        24,100       677,813
WPS Resources Corp. ................................        26,500       755,250
                                                                     -----------
                                                                      11,117,502
                                                                     -----------

Utilities - Oil and Gas (0.3%)
Atmos Energy Corp. .................................        30,000       716,250
Energen Corp. ......................................        15,500       468,875
NUI Corp. ..........................................        33,600       760,200
People's Energy Corp. ..............................        22,600       765,575
Wicor, Inc. ........................................        21,700       778,488
                                                                     -----------
                                                                       3,489,388
                                                                     -----------
Utilities - Water (0.1%)
American Water Works Co., Inc. .....................        39,000       804,370
                                                                     -----------
Total Common Stocks (cost $599,822,042) ............                 763,450,424
                                                                     -----------


                                                         Principal      Market
                                                          Amount        Value
                                                         ---------   -----------

LONG-TERM BONDS AND NOTES (29.0%)
U.S. Government and Agency Obligations (11.7%)
Federal Home Loan Mortgage Corp. ...................
  1604I, 6.00%, 11/15/08 ...........................   $ 8,200,000   $ 7,795,904
U.S. Treasury Bond, 6.25%, 06/30/98 ................    16,800,000    16,884,016
U.S. Treasury Bond, 6.375%,
  03/31/01 .........................................    12,000,000    12,082,511
U.S. Treasury Note, 5.75%, 10/31/00 ................    87,300,000    86,181,511
U.S. Treasury Note, 7.50%, 01/31/97 ................    36,600,000    36,662,818
                                                                     -----------
Total U.S. Government and Agency
  Obligations(cost $158,947,260)
                                                                     159,606,760
                                                                     -----------
Corporate Bonds (11.6%)
African Development Bank, 8.80%,
  09/01/19 .......................................      7,000,000      8,277,570
American General Finance, 8.45%,
  10/15/09 .......................................      7,000,000      7,812,490
BCH Cayman Islands Ltd., 7.70%,
  07/15/06 .......................................     13,100,000     13,492,999
Centennial Cellular Corp.,
  10.125%, 05/15/05 ..............................      5,550,000      5,605,500
CMS Energy, 9.875%, 10/01/99 .....................      6,000,000      6,270,000
Exide Corp., 10.00%, 04/15/05 ....................      7,595,000      7,898,800
HSBC America ++ , 7.808%, 12/15/26  ..............     12,250,000     11,834,847
Kaman Corp., 6.00%, 03/15/12 .....................      6,275,000      5,459,250
MFS Communications, Inc.,
  8.875%,01/15/06 ................................      4,650,000      3,394,500
News America Holdings, 8.50%,
  02/23/25 .......................................      9,300,000     10,150,671
Pitney Bowes Credit Corp., 8.55%,
  09/15/09 .......................................     13,100,000     14,760,948
Pittston Co., 4.00%, 07/01/97 ....................      3,249,000      3,192,143
Riggs Capital Trust ++ , 8.625%,
  12/31/26 .......................................      3,700,000      3,700,000
Rogers Cantel, Inc., 9.375%,
  06/01/08 .......................................      6,100,000      6,420,250
Swire Pacific Ltd. ++ , 8.50%,
  09/29/04 .......................................     10,000,000     10,714,600
Tele-Communcations, Inc., 9.80%,
  02/01/12 .......................................      9,200,000      9,956,240
Trump Atlantic City, 11.25%,
  05/01/06 .......................................      5,000,000      4,975,000
United Mexican States Government,
  11.375%, 09/15/16 ..............................     13,200,000     13,925,999
Viacom, Inc., 8.00%, 07/07/06 ....................     10,000,000      9,700,000
                                                                    ------------
Total Corporate Bonds
  (cost $149,615,076) ............................                   157,541,807
                                                                    ------------
Foreign and Supranationals (3.1%)
App International Finance, 10.25%,
  10/01/00 .......................................      4,650,000      4,812,750
App International Finance, 11.75%,
  10/01/05 .......................................      2,800,000      3,024,000
Morocco Reconstruction &
  Consolidation Agreement, FRN,
  11.10%# 01/01/09 ...............................      9,500,000      7,861,250
Poland Discount Bond, 6.50%,
  10/27/24 .......................................     10,000,000      9,687,500
Poland Non-US Glb Reg'd, 4.00%,
  10/27/14 .......................................     10,000,000      8,462,500
Russia-Interest Notes-US, 12.48%#,
  12/29/49 .......................................      6,500,000      4,515,875
Transport De Gas Del Sur, 7.75%,
  12/23/98 .......................................      4,600,000      4,577,000
                                                                    ------------
Total Foreign and Supranationals
  (cost $39,664,132) .............................                    42,940,875
                                                                    ------------
Non-Agency Mortgage-Backed Securities (2.6%)
American Southwest Financial
  Securities Corp., 8.00%, 01/18/09 ..............      7,723,998      7,938,821
Chase Mortgage Finance, 6.75%,
  11/25/09 .......................................      3,456,240      3,453,000
DLJ Mortgage Acceptance Corp.,
  8.10%, 06/18/04 ................................      4,650,000      4,131,234
Kidder Peabody Acceptance Corp.,
  6.50%, 11/25/25 ................................      5,000,000      4,918,750

Aetna Investment Advisers Fund, Inc.
Portfolio of Investments - December 31, 1996 (continued)
--------------------------------------------------------------------------------

                                                         Principal      Market
                                                          Amount        Value
                                                         ---------   -----------

Non-Agency Mortgage-Backed Securities (continued)
Kidder Peabody Acceptance Corp.,
  8.80%, 04/01/07 ...........................  $    5,000,000   $    5,395,317
Merrill Lynch Mortgage Investors,
  Inc., 7.86%, 06/15/21 .....................       9,427,777        9,606,020
                                                                --------------
Total Non-Agency Mortgage-Backed
  Securities (cost $33,392,420) .............                       35,443,142
                                                                --------------
Total Long-Term Bonds and Notes
  (cost $381,618,888) .......................                      395,532,584
                                                                --------------

SHORT-TERM INVESTMENTS (15.2%)
Archer Daniels Midland, Comm
  Paper, 6.25%, 01/06/97 ....................      21,750,000       21,734,896
Bridgestone Firestone Master
  Trust, Inc.++ , Asset-Backed
Securities, 6.40%, 01/06/97 .................      17,923,000       17,923,000
Circuit City Credit Card ++ ,
  Comm. Paper, 6.20%, 01/07/97 ..............      17,500,000       17,500,000
Circuit City Credit Card++, Comm
  Paper, 6.80%, 01/02/97 ....................      21,951,000       21,951,000
Cooperative Association of Tractor
  Dealers, Comm. Paper, 6.40%,
  01/06/97 ..................................       6,000,000        5,995,733
Countrywide Home Loans, Comm
  Paper, 6.50%, 01/09/97 ....................      15,000,000       14,981,042
Countrywide Home Loans, Comm
  Paper, 6.75%, 01/02/97 ....................      48,612,000       48,612,000
Dealers Capital Access Trust,
  Inc., Comm. Paper, 7.00%,
  01/02/97 ..................................       2,790,000        2,790,000
Ford Motor Credit Co., Comm
  Paper, 5.55%, 01/03/97 ....................      40,790,000       40,783,712
Occidental Petroleum, Comm. Paper,
  6.20%, 01/06/97 ...........................      10,000,000        9,993,111
U.S. Treasury Bill +++ , Time
  Deposit, 5.08%, 08/21/97 ..................       4,900,000        4,737,907
                                                                --------------
Total Short-Term Investments
  (cost $207,004,770) .......................                      207,002,401
TOTAL INVESTMENTS                                               --------------
  (cost $1,188,445,700)(a) ..................                    1,365,985,409
Other assets less liabilities                                       (1,943,737)
                                                                 --------------
Total Net Assets                                                $1,364,041,672
                                                                 ==============



Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amount to $1,189,484,891. Unrealized gains and losses, based on identified tax cost at December 31, 1996, are as follows:

Unrealized gains ....................................            $ 182,915,762
Unrealized losses ...................................               (6,415,244)
                                                                 -------------
  Net unrealized gain ...............................            $ 176,500,518
                                                                 =============

+ Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

+++ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1996.

# Effective interest rate.


Category percentages are based on net assets.

Information  concerning  open future  contracts  at  December  31, 1996 is shown below:
                        No. of       Initial
                         Long        Notional      Expiration       Unrealized
                       Contracts       Value          Date          Gain/(Loss)
                       ---------       -----          ----          -----------
S & P 500 Index
  Future                   65       $24,282,000      March 97       $   (85,750)
                                                                    ===========


28 See Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 1996
================================================================================

                                                                                                      Aetna              Aetna
                                                                       Aetna           Aetna         Variable         Investment
                                                                     Variable          Income       Encore          Advisers Fund,
                                                                       Fund            Shares          Fund              Inc.
                                                                    ------------    -------------   -----------     ----------------
Assets:
Investments, at market value ..................................   $6,999,600,597    $676,611,609   $609,757,291     $1,365,985,409
Cash ..........................................................          570,345             350             --            365,088
Cash denominated in foreign currencies ........................       17,452,396              --             --                 --
Receivable for:
  Dividends and interest ......................................       15,176,349       9,232,803      3,423,559          7,285,704
  Investments sold ............................................       44,357,935              --             --          1,745,737
  Fund shares sold ............................................            4,862             706        755,002              2,862
  Recoverable taxes ...........................................           30,776              --             --                 --
Gross unrealized gain on forward foreign currency exchange
  contracts ...................................................        3,413,755              --             --                 --
                                                                  --------------    ------------   ------------     --------------
         Total assets .........................................    7,080,607,015     685,845,468    613,935,852      1,375,384,800
                                                                  --------------    ------------   ------------     --------------
Liabilities:
Payable for:
  Dividends to shareholders....................................          208,220          47,602             --                 --
  Investments purchased .......................................       81,514,754      40,767,535             --          4,491,725
  Fund shares redeemed ........................................        2,366,252       1,038,445        244,858          5,703,119
  Variation margin ............................................        6,314,572              --             --            474,500
Gross unrealized loss on forward foreign currency exchange
  contracts ...................................................          221,844              --             --                 --
Deferred premiums on written options, at market value .........       32,473,569              --             --                 --
Accrued investment advisory fees ..............................        2,926,168         218,714        128,408            580,848
Accrued administrative and service fees .......................          351,140          43,743         51,363             92,936
Other liabilities .............................................               --              --          5,885                 --
                                                                  --------------    ------------   ------------     --------------
         Total liabilities ....................................      126,376,519      42,116,039        430,514         11,343,128
                                                                  --------------    ------------   ------------     --------------
NET ASSETS.....................................................   $6,954,230,496    $643,729,429   $613,505,338     $1,364,041,672
                                                                  ==============    ============   ============     ==============
Net assets represented by:
Paid-in capital ...............................................   $5,049,843,917    $643,211,785   $589,073,309     $1,065,737,778
Net unrealized gain on investments ............................    1,611,529,652       7,542,612         84,722        177,453,959
Undistributed (distributions in excess of) net investment
income ........................................................         (116,078)      2,453,457     24,410,184         12,606,830
Accumulated net realized gain (loss) on investments ...........      292,973,005      (9,478,425)       (62,877)       108,243,105
                                                                  --------------    ------------   ------------     --------------
NET ASSETS.....................................................   $6,954,230,496    $643,729,429   $613,505,338     $1,364,041,672
                                                                  ==============    ============   ============     ==============

Shares authorized .............................................        Unlimited       Unlimited      Unlimited          Unlimited
Par value .....................................................    $        1.00    $       1.00   $       1.00      $       0.001
Shares outstanding ............................................      214,694,270      50,995,995     46,499,453         90,226,629
Net asset value per share (net assets divided by shares
  outstanding)                                                     $      32.391    $     12.623   $     13.194      $      15.118

Cost of investments ...........................................    $5,393,477,533   $669,068,997   $609,672,569      $1,188,445,700
Cost of cash denominated in foreign currencies ................    $  17,458,127              --             --                 --


See Notes to Financial Statements.

Statements of Operations
Year ended December 31, 1996
================================================================================

                                                                                                         Aetna            Aetna
                                                                          Aetna           Aetna        Variable        Investment
                                                                        Variable          Income        Encore       Advisers Fund,
                                                                          Fund            Shares         Fund             Inc.
                                                                      ------------    -------------  ------------   ----------------
Investment Income:
Dividends ........................................................    $ 139,992,261    $     27,167   $        --     $ 10,892,363
Interest .........................................................       14,155,684      44,105,829    30,927,131       36,130,372
                                                                      --------------   -------------  ------------    -------------
                                                                        154,147,945      44,132,996    30,927,131       47,022,735
Foreign taxes withheld ...........................................         (949,544)             --            --          (59,413)
                                                                      --------------   -------------  ------------    -------------
         Total investment income .................................      153,198,401      44,132,996    30,927,131       46,963,322
                                                                      --------------   -------------  ------------    -------------
Expenses:
Investment advisory fee ..........................................       22,537,554       2,033,785     1,386,027        4,616,886
Administrative services fees .....................................        3,258,759         430,403       447,624          851,380
Miscellaneous ....................................................        1,111,267         100,037        45,155          260,850
                                                                      --------------   -------------  ------------    -------------
         Total expenses ..........................................       26,907,580       2,564,225     1,878,806        5,729,116
                                                                      --------------   -------------  ------------    -------------
Net investment income ............................................      126,290,821      41,568,771    29,048,325       41,234,206
                                                                      --------------   -------------  ------------    -------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Sale of investments ............................................      921,185,560       4,197,867           874      116,801,824
  Written options ................................................       (5,254,213)             --            --       (1,564,152)
  Futures and forward foreign currency exchange contracts ........       26,321,398              --            --         (309,945)
  Foreign currency related transactions ..........................         (122,246)             --            --               --
                                                                      --------------   -------------  ------------    -------------
         Net realized gain on investments ........................      942,130,499       4,197,867           874      114,927,727
                                                                      --------------   -------------  ------------    -------------
Net change in unrealized gain or loss on:
  Investments ....................................................      307,754,298     (23,388,378)      (22,687)      26,634,225
  Written Options ................................................         (673,615)             --            --               --
  Futures and forward foreign currency exchange contracts ........        4,275,567              --            --          (85,750)
  Foreign currency related transactions ..........................          (14,837)             --            --               --
                                                                      --------------   -------------  ------------    -------------
         Net change in unrealized gain or loss on investments ....      311,341,413     (23,388,378)      (22,687)      26,548,475
                                                                      --------------   -------------  ------------    -------------
Net realized and change in unrealized gain (loss) ................    1,253,471,912     (19,190,511)      (21,813)     141,476,202
                                                                      --------------   -------------  ------------    -------------
Net increase in net assets resulting from operations .............    $1,379,762,733   $ 22,378,260   $29,026,512     $182,710,408
                                                                      ==============   =============  ============    =============

See Notes to Financial Statements.

Statements of Changes in Net Assets
================================================================================

                                                                        Aetna Variable Fund              Aetna Income Shares
                                                                   ------------------------------   -------------------------------
                                                                    Year Ended        Year Ended      Year Ended      Year Ended
                                                                   December 31,      December 31,    December 31,    December 31,
                                                                       1996              1995            1996            1995
                                                                   --------------   --------------    ------------   ------------
Operations:
Net investment income ............................................ $  126,290,821   $  121,449,354    $ 41,568,771   $ 42,658,844
Net realized gain ................................................    942,130,499      618,484,874       4,197,867      5,548,431
Net change in unrealized gain (loss) .............................    311,341,413      655,688,100     (23,388,378)    53,970,465
                                                                   --------------   --------------    ------------   ------------
  Net increase in net assets resulting from operations ...........  1,379,762,733    1,395,622,328      22,378,260    102,177,740
                                                                   --------------   --------------    ------------   ------------
Distributions to Shareholders:
From net investment income .......................................   (142,295,877)    (121,467,727)    (41,091,489)   (40,862,116)
From net realized gains ..........................................   (587,939,494)    (812,495,987)             --             --
                                                                   --------------   --------------    ------------   ------------
  Decrease in net assets from distributions to shareholders ......   (730,235,371)    (933,963,714)    (41,091,489)   (40,862,116)
                                                                   --------------   --------------    ------------   ------------
Share Transactions:
Proceeds from shares sold ........................................    157,493,741      293,617,310      20,171,265     70,377,292
Net asset value of shares issued upon reinvestment of
  distributions ..................................................    730,007,966      933,736,815      41,016,709     40,782,267
Payments for shares redeemed .....................................   (244,305,179)    (451,382,489)    (65,705,805)   (67,218,527)
                                                                   --------------   --------------    ------------   ------------
  Net increase (decrease) in net assets from share transactions ..    643,196,528      775,971,636      (4,517,831)    43,941,032
                                                                   --------------   --------------    ------------   ------------
Change in net assets .............................................  1,292,723,890    1,237,630,250     (23,231,060)   105,256,656
Net Assets:
Beginning of year ................................................  5,661,506,606    4,423,876,356     666,960,489    561,703,833
                                                                   --------------   --------------    ------------   ------------
End of year ...................................................... $6,954,230,496   $5,661,506,606    $643,729,429   $666,960,489
                                                                   ==============   ==============    ============   ============
End of year net assets includes undistributed (distributions in
  excess of) net investment income ............................... $     (116,078)  $   13,766,310    $  2,453,457   $   (116,781)
                                                                   ==============   ==============    ============   ============
Share Transactions:
Number of shares sold ............................................      4,987,093       10,162,782       1,561,711      5,565,388
Number of shares issued upon reinvestment of distributions .......     22,399,165       31,806,470       3,242,212      3,165,606
Number of shares redeemed ........................................     (7,542,873)     (15,783,222)     (5,105,607)    (5,364,352)
                                                                   --------------   --------------    ------------   ------------
  Net increase (decrease) ........................................     19,843,385       26,186,030        (301,684)     3,366,642
                                                                   ==============   ==============    ============   ============

See Notes to Financial Statements.

Statements of Changes in Net Assets
===================================================================================================================================
                                                                     Aetna Variable Encore Fund        Aetna Investment Advisers
                                                                                                                Fund, Inc
                                                                    -----------------------------   -------------------------------
                                                                     Year Ended      Year Ended       Year Ended       Year Ended
                                                                    December 31,    December 31,     December 31,     December 31,
                                                                        1996            1995             1996             1995
                                                                    ------------    -------------   --------------   --------------
Operations:
Net investment income ...........................................   $ 29,048,325    $  29,137,815   $   41,234,206   $   42,225,550
Net realized gain (loss) ........................................            874          (52,156)     114,927,727       88,067,506
Net change in unrealized gain (loss) ............................        (22,687)         472,281       26,548,475      125,951,337
                                                                    ------------    -------------   --------------   --------------
  Net increase in net assets resulting from operations ..........     29,026,512       29,557,940      182,710,408      256,244,393
                                                                    ------------    -------------   --------------   --------------
Distributions to Shareholders:
From net investment income ......................................    (33,468,844)        (385,007)     (30,353,948)     (52,754,265)
From net realized gains .........................................             --               --      (90,460,584)     (25,336,005)
                                                                    ------------    -------------   --------------   --------------
  Decrease in net assets from distributions to shareholders .....    (33,468,844)        (385,007)    (120,814,532)     (78,090,270)
                                                                    ------------    -------------   --------------   --------------
Share Transactions:
Proceeds from shares sold .......................................    314,151,025      245,248,012       55,639,226       74,184,396
Net asset value of shares issued upon reinvestment of
  distributions .................................................     33,468,844          385,007      120,814,532       78,090,270
Payments for shares redeemed ....................................   (243,708,802)    (243,808,588)     (70,295,042)     (92,449,914)
                                                                    ------------    -------------   --------------   --------------
  Net increase in net assets from share transactions ............    103,911,067        1,824,431      106,158,716       59,824,752
                                                                    ------------    -------------   --------------   --------------
Change in net assets ............................................     99,468,735       30,997,364      168,054,592      237,978,875

Net Assets:
Beginning of year ...............................................    514,036,603      483,039,239    1,195,987,080      958,008,205
                                                                    ------------    -------------   --------------   --------------
End of year .....................................................   $613,505,338    $ 514,036,603   $1,364,041,672   $1,195,987,080
                                                                    ============    =============   ==============   ==============

End of year net assets include undistributed net investment
  income ........................................................   $ 24,410,184    $  28,830,703   $   12,606,830   $    1,726,572
                                                                    ============    =============   ==============   ==============
Share Transactions:
Number of shares sold ...........................................     23,539,460       19,041,695        3,743,359        5,556,544
Number of shares issued upon reinvestment of distributions ......      2,593,663           28,953        8,699,680        5,582,169
Number of shares redeemed .......................................    (18,290,210)     (18,919,850)      (4,685,746)      (7,030,152)
                                                                    ------------    -------------   --------------   --------------
  Net increase ..................................................      7,842,913          150,798        7,757,293        4,108,561
                                                                    ============    =============   ==============   ==============

See Notes to Financial Statements.

Notes to Financial Statements
December 31, 1996
================================================================================


1. Summary of Significant Accounting Policies

Aetna Variable Fund (Variable Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company whose shares are currently sold to Aetna Life Insurance and Annuity Company (the Company), an Aetna Life Insurance Company Separate Account, and to other shareholders of Variable Fund only through reinvestment of distributions. The Company's shares are allocated to certain of its variable life/annuity accounts. The Company's separate accounts and affiliates held 99.6% of Variable Fund's shares outstanding at December 31, 1996. The investment objective of Variable Fund is to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.

Aetna Income Shares (Income Shares) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company whose shares are currently sold to the Company for allocation to certain of its variable life/annuity accounts and to other shareholders of Income Shares only through reinvestment of distributions. The Company's separate accounts and affiliates held 99.2% of Income Shares' outstanding shares at December 31, 1996. The investment objective of Income Shares is to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.

Aetna Variable Encore Fund (Encore Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company organized by the Company to serve as an investment vehicle for certain of the Company's variable life/annuity accounts. The Company's separate accounts held all of Encore Fund's outstanding shares at December 31, 1996. The investment objective of Encore Fund is to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Aetna Investment Advisers Fund, Inc. (Advisers Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company whose shares are currently sold to the Company for allocation to certain of its variable life/annuity separate accounts. The Company's separate accounts held all of Advisers Fund's shares outstanding at December 31, 1996. The investment objective of Advisers Fund is to produce the maximum investment return consistent with reasonable safety of principal.

Variable Fund, Income Shares, Encore Fund, and Advisers Fund are referred to individually as a "Fund", and collectively as the "Funds".

The Company serves as the Investment Adviser and principal underwriter to each Fund. It is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc. which is in turn a wholly-owned subsidiary of Aetna Inc.

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of each Fund.

A. Valuation of Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest approximates market. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Trustees/Directors.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Notes to Financial Statements
December 31, 1996 (continued)
================================================================================

1. Summary of Significant Accounting Policies (continued)

B. Option Contracts

The Funds may purchase put and call options and write put and covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily. Unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the option is traded.

The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contract.

C. Futures and Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds "sell" futures contracts as a hedge against declines in the value of portfolio securities. The Funds may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, each Fund is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by each Fund equal to the daily fluctuations in the market value of the contract. These amounts are recorded by each Fund as unrealized gains or losses. When a contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of futures contracts. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contract.

Realized and unrealized gains or losses on futures and foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts of these contracts are disclosed in the Portfolios of Investments and elswhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is included in federal taxable income.

================================================================================

D. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees/Directors. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E. Delayed Delivery Transactions

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract.

F. Federal Income Taxes

As qualified regulated investment companies, the Funds are relieved of federal income and excise taxes by distributing their net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

G. Distributions

The Funds distribute all net investment income and net capital gains, if any, to shareholders annually. Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and deferred losses on wash sales.

H. Other

Investment transactions are accounted for on the day following trade-date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized, using an effective yield method, over the life of the respective security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

2. Investment Advisory and Administrative Services Fees

For the period January 1, 1996 through July 31, 1996, Variable Fund, Advisers Fund and Income Shares paid the Company (its investment adviser) an investment advisory fee at an annual rate of one-quarter of one percent (0.25%) of each Fund's average daily net assets. On June 17, 1996, the shareholders of Variable Fund, Advisers Fund and Income Shares approved a new Investment Advisory Agreement, effective August 1, 1996, which provides for an increase in the annual advisory fee to 0.50% of average daily net assets for Variable and Advisers Funds and an increase in the annual advisory fee to 0.40% of average daily net assets for Income Shares. For the year ended December 31, 1996, Encore Fund paid the Company an investment advisory fee at an annual rate of 0.25% of its average daily net assets.

Notes to Financial Statements
December 31, 1996 (continued)
================================================================================

The Funds had entered into an administrative services agreement (the Agreement) with the Company whereby the Company was reimbursed for a share of its overhead related to managing the Funds. In addition, the Company had been paying, and the Funds had been reimbursing the Company for, the Funds' ordinary, recurring expenses such as legal fees, trustees'/directors' fees, custodial fees and insurance premiums. Effective May 1, 1996, the Agreement was modified to enable each Fund to fix the amount of its costs and expenses. Under the terms of the new Agreement, the Company will receive a fixed fee in exchange for providing the services described above, including reimbursement of its overhead related to managing the Funds. The new Agreement provides for the Company to receive a fixed fee at an annual rate of 0.06% of average daily net assets for Variable Fund, 0.08% of average daily net assets for each of Advisers Fund and Income Shares and 0.10% of average daily net assets for Encore Fund.

During June and July, the shareholders of each Fund voted to approve a subadvisory agreement (the Subadvisory Agreement) among the Funds, the Company and the Company's affiliate, Aeltus Investment Management, Inc. (Aeltus). Under the terms of the Subadvisory Agreement, Aeltus will supervise the investment and reinvestment of cash and securities and provide certain related administrative services for each Fund in exchange for fees to be paid by the Company.

The fees vary by Fund, depending on the Fund's investment objective, and range from 0.15% to 0.30% of a particular Fund's average daily net assets. For the period ended December 31, 1996, the Company paid Aeltus $7,750,390, $651,877, $366,655, $1,628,453 for Variable, Income Shares, Encore and Advisers Fund, respectively, in accordance with the terms of the Subadvisory Agreement.

3. Purchases and Sales of Investments

Purchases and sales of investment securities, excluding short-term investments, for all Funds except Encore Fund, a money market fund, for the year ended December 31, 1996 were:

                                      Cost of Purchases      Proceeds from Sales
                                      -----------------      -------------------
       Variable Fund                   $5,332,645,688          $5,117,253,372
       Income Shares                      585,103,660             525,102,772
       Advisers Fund                    1,180,169,341           1,266,106,997

4. Capital Loss Carryforward

At December 31, 1996, for federal income tax purposes, Income Shares and Encore Fund had the following capital loss carryforwards available to offset future long-term capital gains of approximately:

                               Capital Loss Carryforward      Year of Expiration
                               -------------------------      ------------------
       Income Shares                  $8,828,000                      2002
       Encore Fund                        63,000                      2003

5. Options

The following reflects the call and put option activity for the year ended December 31, 1996:

Variable Fund

                                                                                           Call Options Written
                                                                     --------------------------------------------------------------
                                                                     Number of Option         Deferred Premium           Realized
                                                                        Contracts                 Received              Gain (Loss)
                                                                       ------------             ------------           ------------
       Outstanding December 31, 1995 ...........................             --                $         --           $         --

       Written .................................................         70,790                  84,573,623                     --

       Closed ..................................................        (51,862)                (54,058,443)            (9,892,119)

       Expired .................................................         (1,711)                 (1,495,967)             1,495,967

       Exercised ...............................................           (556)                   (152,322)                    --
                                                                        -------                ------------           ------------
       Outstanding December 31, 1996 ...........................         16,661                $ 28,866,891           $ (8,396,152)
                                                                        =======                ============           ============

36

================================================================================

Variable Fund (continued)

                                                                                           Put Options Written
                                                                      ------------------------------------------------------------
                                                                      Number of Option       Deferred Premium           Realized
                                                                        Contracts                 Received             Gain (Loss)
                                                                        ---------                 --------             -----------
       Outstanding December 31, 1995 ............................               --              $        --            $        --

       Written ..................................................            6,618                6,743,979                     --

       Closed ...................................................           (2,742)              (2,562,686)             1,893,710

       Expired ..................................................            6,618               (1,248,229)             1,248,229

       Exercised ................................................               --                       --                     --
                                                                       -----------              -----------            -----------
       Outstanding December 31, 1996 ............................            2,713              $ 2,933,064            $ 3,141,939
                                                                       ===========              ===========            ===========

Investment Advisers Fund

                                                                                           Call Options Written
                                                                      --------------------------------------------------------------
                                                                      Number of Option       Deferred Premium             Realized
                                                                        Contracts                 Received               Gain (Loss)
                                                                        ---------                 --------               -----------
       Outstanding December 31, 1995 ...........................               --              $        --              $        --

       Written .................................................            2,366                2,244,302                       --

       Closed ..................................................           (2,366)              (2,244,302)              (1,564,152)

       Expired .................................................               --                       --                       --

       Exercised ...............................................               --                       --                       --
                                                                      -----------              -----------              -----------
       Outstanding December 31, 1996 ...........................               --              $        --              $(1,564,152)
                                                                      ===========              ===========              ===========

6. Forward Foreign Currency Exchange Contracts

At December 31, 1996, Variable Fund had the following open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized gain of $3,191,911 on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

    Exchange           Currency to           U.S. $ Value            Currency to           U.S. $ Value      Unrealized
      Date            be Delivered         December 31, 1996         be Received        December 31, 1996    Gain (Loss)
      ----            ------------         -----------------         -----------        -----------------    -----------
Contracts to Buy
----------------
    2/10/97                311,187             $311,187               400,000                $299,139        $(12,048)
                       U.S. Dollar                                  Swiss Franc
---------------------------------------------------------------------------------------------------------------------------
    2/10/97              2,332,861            2,332,861             3,130,000               2,340,764           7,903
                       U.S. Dollar                                  Swiss Franc
---------------------------------------------------------------------------------------------------------------------------
    3/13/97              2,763,445            2,763,445           305,380,000               2,657,714        (105,731)
                       U.S. Dollar                                  Japanese Yen
---------------------------------------------------------------------------------------------------------------------------
    1/24/97                682,035              682,035            75,000,000                 648,583         (33,452)
                       U.S. Dollar                                  Japanese Yen
---------------------------------------------------------------------------------------------------------------------------
     1/6/97                311,496              311,496               485,000                 312,820           1,324
                       U.S. Dollar                              German Deutschemark
---------------------------------------------------------------------------------------------------------------------------
     1/2/97                716,941              716,941               424,000                 716,458            (483)
                       U.S. Dollar                                 British Pounds
---------------------------------------------------------------------------------------------------------------------------
     1/2/97                246,444              246,444             1,906,000                 246,384             (60)
                       U.S. Dollar                               Hong Kong Dollars
---------------------------------------------------------------------------------------------------------------------------
     1/2/97                223,619              223,619             5,870,000                 225,006           1,387
                       U.S. Dollar                                Philipinnes Peso
---------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1996 (continued)
================================================================================

6. Forward Foreign Currency Exchange Contracts (continued)

Contracts to Sell
-----------------
    2/10/97              3,123,000            2,335,530             2,624,370               2,624,370         288,840
                       Swiss Franc                                  U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
     3/3/97             24,544,000           15,989,646            16,426,348              16,426,348         436,702
                   German Deutschemark                              U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
     3/3/97              9,263,000            6,036,868             5,990,689               5,990,689         (46,179)
                   German Deutschemark                              U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
    2/13/97                867,000              564,198               562,767                 562,767          (1,431)
                   German Deutschemark                              U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
    2/13/97             60,367,300           11,641,813            11,905,790              11,905,790         263,977
                      French Franc                                  U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
    2/13/97              1,572,000              303,160               300,236                 300,236          (2,924)
                      French Franc                                  U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
    3/13/97          1,917,560,000           16,688,471            17,820,743              17,820,743       1,132,272
                      Japanese Yen                                  U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
    3/17/97          1,434,050,000           12,487,761            13,129,921              13,129,921         642,160
                      Japanese Yen                                  U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
    1/24/97          1,775,150,000           15,351,104            15,925,650              15,925,650         574,546
                      Japanese Yen                                  U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
    4/18/97             12,814,600            7,461,715             7,526,359               7,526,359          64,644
                      Dutch Guilder                                 U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
    4/18/97              3,414,000            1,987,912             1,973,479               1,973,479         (14,433)
                      Dutch Guilder                                 U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
     1/7/97          3,775,554,000            2,472,575             2,467,472               2,467,472          (5,103)
                      Italian Lira                                  U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           $3,191,911
                                                                                                           ==========

7. Certain Reclassifications

In accordance with Statement of Position 93-2, the Funds made the following reclassifications to the Statement of Asset and Liabilities:

                                                                   Undistributed Net Investment       Accumulated Net Realized Gain
                                           Paid-in Capital                    Income                      (Loss) on Investments
                                      ----------------------------------------------------------------------------------------------
       Variable Fund                        $(9,181,282)                    $2,122,668                         $7,058,614
       Income Shares                         (2,092,960)                     2,092,956                                  4

These reclassifications have no impact on the net asset value of the Funds and are designed to present each Fund's capital accounts on a tax basis.

================================================================================

Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited)

As of December 31, 1996, the following Funds declared long term capital gain dividends per share as follows:

       Variable Fund                 $2.6800                      December 1996
       Advisers Fund                  0.5225                          July 1996

All of the income dividends paid by each Fund were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were:

       Variable Fund                 65.33%
       Income Shares                  0.07%
       Advisers Fund                 15.59%

Aetna Variable Fund
Financial Highlights
================================================================================
Selected data for a fund share outstanding throughout each year:

                                                                                   Year Ended December 31,
                                                               1996           1995 +         1994 +        1993 +         1992 +
                                                               -----         --------       --------      --------       --------
Net asset value per share, beginning of year ...........       $29.055         $26.229        $31.245        $31.602        $30.954
                                                           -----------     -----------    -----------    -----------    -----------
Income from investment operations:
  Net investment income ................................         0.651           0.724          0.765          0.822          0.810
  Net realized and unrealized gain (loss) ..............         6.446           7.620         (1.071)         1.287          1.229
                                                           -----------     -----------    -----------    -----------    -----------
        Total from investment operations ...............         7.097           8.344         (0.306)         2.109          2.039
                                                           -----------     -----------    -----------    -----------    -----------
Less distributions:
  From net investment income ...........................        (0.733)         (0.723)        (0.811)        (0.814)        (0.866)
  From net realized gains on investments ...............        (3.028)         (4.795)        (3.899)        (1.652)        (0.525)
                                                           -----------     -----------    -----------    -----------    -----------
        Total distributions ............................        (3.761)         (5.518)        (4.710)        (2.466)        (1.391)
                                                           -----------     -----------    -----------    -----------    -----------
Net asset value per share, end of year .................       $32.391         $29.055        $26.229        $31.245        $31.602
                                                           ===========     ===========    ===========    ===========    ===========

Total return* ..........................................         24.46%          32.25%         (0.96)%         6.74%          6.70%
Net assets, end of year (millions) .....................        $6,954          $5,662         $4,424         $4,988         $4,552
Ratio of total expenses to average net assets ..........          0.43%           0.29%          0.30%          0.29%          0.30%
Ratio of net investment income to average net assets ...          2.02%           2.42%          2.52%          2.57%          2.86%
Portfolio turnover rate ................................         85.03%          96.63%         84.27%         25.22%         16.26%
Average commission rate paid per share .................       $0.0418            --             --             --             --

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+    Per  share  data  calculated   using  weighted  average  number  of  shares
     outstanding throughout the year.

See Notes to Financial Statements.

Aetna Income Shares
Financial Highlights
====================================================================================================================================
Selected data for a fund share outstanding throughout each year:

                                                                                  Year Ended December 31,
                                                           1996           1995 +          1994 +          1993 +          1992 +
                                                       ------------    ------------    ------------    ------------    ------------
Net asset value per share, beginning of year .......   $     13.001    $     11.719    $     13.052    $     12.759    $     13.511
                                                       ------------    ------------    ------------    ------------    ------------
Income from investment operations:
  Net investment income ............................          0.844           0.885           0.791           0.854           0.949
  Net realized and unrealized gain (loss) ..........         (0.387)          1.237          (1.294)          0.365           0.039
                                                       ------------    ------------    ------------    ------------    ------------
        Total from investment operations ...........          0.457           2.122          (0.503)          1.219           0.988
                                                       ------------    ------------    ------------    ------------    ------------
Less distributions:
  From net investment income .......................         (0.835)         (0.840)         (0.830)         (0.852)         (1.070)
  From net realized gains on investments ...........             --              --              --          (0.074)         (0.670)
                                                       ------------    ------------    ------------    ------------    ------------
        Total distributions ........................         (0.835)         (0.840)         (0.830)         (0.926)         (1.740)
                                                       ------------    ------------    ------------    ------------    ------------
Net asset value per share, end of year .............   $     12.623    $     13.001    $     11.719    $     13.052    $     12.759
                                                       ============    ============    ============    ============    ============

Total return* ......................................           3.60%          18.24%          (3.80)%          9.68%           7.45%
Net assets, end of year (000's) ....................   $    643,729    $    666,960    $    561,704    $    641,429    $    530,880
Ratio of total expenses to average net assets ......           0.39%           0.32%           0.33%           0.31%           0.31%
Ratio of net investment income to average net assets           6.39%           6.97%           6.38%           6.47%           6.96%
Portfolio turnover rate ............................          96.41%         113.72%          74.24%          56.37%          94.26%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
+    Per  share  data  calculated   using  weighted  average  number  of  shares
     outstanding throughout the year.


See Notes to Financial Statements.

Aetna Variable Encore Fund
Financial Highlights
====================================================================================================================================
Selected data for a fund share outstanding throughout each year:

                                                                                 Year Ended December 31,
                                                           1996            1995           1994            1993            1992
                                                       -----------     -----------     -----------     -----------     ------------
Net asset value per share, beginning of year .......   $    13.298     $    12.544     $    12.535     $    12.557     $     12.628
                                                       -----------     -----------     -----------     -----------     ------------
Income from investment operations:
  Net investment income ............................         0.697           0.755           0.526           0.397            0.502
  Net realized and unrealized gain (loss) ..........        (0.001)          0.009          (0.022)          0.001           (0.042)
                                                       -----------     -----------     -----------     -----------     ------------
        Total from investment operations ...........         0.696           0.764           0.504           0.398            0.460
                                                       -----------     -----------     -----------     -----------     ------------
Less distributions:
  From net investment income .......................        (0.800)         (0.010)         (0.495)         (0.420)          (0.531)
                                                       -----------     -----------     -----------     -----------     ------------
        Total distributions ........................        (0.800)         (0.010)         (0.495)         (0.420)          (0.531)
                                                       -----------     -----------     -----------     -----------     ------------
Net asset value per share, end of year .............   $    13.194     $    13.298     $    12.544     $    12.535     $     12.557
                                                       ===========     ===========     ===========     ===========     ============

Total return* ......................................          5.37%           6.05%           4.09%           3.19%            3.67%
Net assets, end of year (000's) ....................   $   613,505     $   514,037     $   483,039     $   380,249     $    461,991
Ratio of total expenses to average net assets ......          0.34%           0.30%           0.32%           0.31%            0.37%
Ratio of net investment income to average net assets          5.24%           5.82%           4.16%           3.14%            3.96%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

Per share data calculated using weighted average number of shares outstanding throughout the year.


See Notes to Financial Statements.

Aetna Investment Advisers Fund, Inc.
Financial Highlights
================================================================================
Selected data for a fund share outstanding throughout each year:


                                                                           Year Ended December 31,
                                                           1996          1995 +          1994 +        1993 +       1992 +
                                                           -----        --------        --------      --------     --------

Net asset value per share, beginning of year .......      $14.502        $12.226        $12.798        $12.066      $11.841
                                                          -------        -------        -------        -------      -------
Income from investment operations:
  Net investment income ............................        0.469          0.539          0.480          0.441        0.450
  Net realized and unrealized gain (loss) ..........        1.585          2.737         (0.532)         0.741        0.297
                                                          -------        -------        -------        -------      -------
        Total from investment operations ...........        2.054          3.276         (0.052)         1.182        0.747
                                                          -------        -------        -------        -------      -------
Less distributions:
  From net investment income .......................       (0.350)        (0.670)        (0.451)        (0.440)      (0.506)
  From net realized gains on investments ...........       (1.088)        (0.330)        (0.069)        (0.010)      (0.016)
                                                          -------        -------        -------        -------      -------
        Total distributions ........................       (1.438)        (1.000)        (0.520)        (0.450)      (0.522)
                                                          -------        -------        -------        -------      -------
Net asset value per share, end of year .............      $15.118        $14.502        $12.226        $12.798      $12.066
                                                          =======        =======        =======        =======      =======

Total return* ......................................        15.17%         27.23%         (0.35)%         9.90%        6.39%
Net assets, end of year (millions) .................       $1,364         $1,196           $958           $920         $730
Ratio of total expenses to average net assets ......         0.45%          0.31%          0.32%          0.31%        0.32%
Ratio of net investment income to average net assets         3.21%          3.96%          3.83%          3.53%        4.05%
Portfolio turnover rate ............................       107.80%        141.21%        112.05%         24.71%       15.51%
Average commission rate paid per share .............      $0.0576             --             --             --           --


* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
+    Per  share  data  calculated   using  weighted  average  number  of  shares
     outstanding throughout the year.


See Notes to Financial Statements.

                          Independent Auditors' Report



The Shareholders and Board of Trustees/Directors
Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund and Aetna Investment Advisers Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund and Aetna
Investment Advisers Fund, Inc. (the Funds), including the portfolios of investments, as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund and Aetna Investment Advisers Fund, Inc. as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.


                                                 KPMG Peat Marwick LLP


Hartford, Connecticut
February 14, 1997

                         Special Meeting of Shareholders
                                   (Unaudited)
================================================================================

During June and July, Special Shareholder Meetings were held for shareholders in each Fund. Variable Fund's, Income Shares' and Advisers Fund's shareholders met on June 17, 1996, while Encore Fund's shareholders met on July 19, 1996. Shareholders of record on April 30, 1996 were entitled to vote at the meetings held on behalf of Variable Fund, Income Shares and Advisers Fund. Shareholders of record on May 31, 1996 were entitled to vote at the meeting held on behalf of Encore Fund.

At each separately held meeting, shareholders voted to elect nine Trustees/Directors, approve a subadvisory agreement among each of the Funds, the Company, and Aeltus, and approve a new Investment Advisory Agreement between each Fund and the Company. In addition, shareholders in each Fund, except Advisers Fund, voted to amend the Fund's Declaration of Trust to modify the Fund's liability and indemnification provisions. (Shareholders of Advisers Fund were not asked to vote on this measure because it is organized as a corporation, and as such, its Directors are subject to different legal liability requirements). Following is a brief description and the results of each vote.

A. Election of Trustees/Directors

The following individuals were elected to serve as Trustees/Directors for each of the Funds. Every individual named served as a Trustee/Director in each Fund prior to this election. There are no other individuals currently serving as Trustees/Directors to any Fund.

Trustee/Director            Votes Cast          Votes                     Trustee/Director            Votes Cast          Votes
  Fund                          For            Withheld                     Fund                          For            Withheld
----------------------------------------------------------             -------------------------------------------------------------
Morton Ehrlich                                                            Sidney Koch
--------------                                                            -----------
  Variable Fund             161,372,922        5,644,517                    Variable Fund            161,306,419        5,711,020
  Income Shares              37,916,952        1,263,478                    Income Shares             37,939,127        1,241,303
  Encore Fund                25,324,833        1,020,609                    Encore Fund               25,306,469        1,038,973
  Advisers Fund              62,941,680        2,327,593                    Advisers Fund             63,009,968        2,259,305
Maria T. Fighetti                                                         Shaun P. Mathews
-----------------                                                         ----------------
  Variable Fund             160,954,146        6,063,293                    Variable Fund            161,204,997        5,812,442
  Income Shares              37,799,689        1,380,741                    Income Shares             37,904,972        1,275,458
  Encore Fund                25,302,225        1,043,217                    Encore Fund               25,306,830        1,038,612
  Advisers Fund              62,885,813        2,383,460                    Advisers Fund             62,971,499        2,297,774
David L. Grove                                                            Corine T. Norgaard
--------------                                                            ------------------
  Variable Fund             160,793,454        6,223,985                    Variable Fund            160,946,263        6,071,176
  Income Shares              37,623,553        1,556,877                    Income Shares             37,705,587        1,474,843
  Encore Fund                25,240,520        1,104,922                    Encore Fund               25,279,538        1,065,904
  Advisers Fund              62,856,296        2,412,977                    Advisers Fund             62,840,547        2,428,726
Timothy A. Holt                                                           Richard G. Scheide
---------------                                                           ------------------
  Variable Fund             161,309,064        5,708,375                    Variable Fund            161,220,137        5,797,302
  Income Shares              37,901,688        1,278,742                    Income Shares             37,931,384        1,249,046
  Encore Fund                25,308,142        1,037,300                    Encore Fund               25,306,244        1,039,198
  Advisers Fund              62,956,557        2,312,716                    Advisers Fund             63,032,028        2,237,245
Daniel P. Kearney
-----------------
  Variable Fund             161,063,795        5,953,644
  Income Shares              37,872,659        1,307,771
  Encore Fund                25,291,156        1,054,286
  Advisers Fund              62,627,319        2,641,954

                                   (Unaudited)
================================================================================

B. Approval of Subadvisory Agreement

The  shareholders  of each Fund voted to approve a  Subadvisory  Agreement  with
Aeltus. (See Note 2 of Notes to Financials for a description of the services provided and the compensation arrangement defined by the terms of the agreement.)

Results of the vote were:

                              Votes Cast         Votes Cast
       Fund                       For              Against        Abstentions
--------------------------------------------------------------------------------
Variable Fund                146,516,837         12,670,365        7,830,237
Income Shares                 34,324,420          3,117,166        1,738,844
Encore Fund                   23,472,094          1,259,184        1,614,164
Advisers Fund                 57,046,100          4,903,072        3,320,101

C. Approval of New Investment Advisory Agreement

Shareholders in each Fund voted to approve a new Investment Advisory Agreement (the Agreement) between each Fund and the Company. For all Funds, the Agreement was updated in the following respects: the language was simplified where possible; the liability provisions made it clear that the Company is liable to the Fund for the Company's negligence, and it expanded the Company's ability to use brokerage commissions to pay Fund expenses.

Additionally shareholders of Variable Fund, Advisers Fund and Income Shares voted to increase the annual investment advisory fee from 0.25% of average daily net assets to 0.50% of average daily net assets for Variable Fund and Advisers Fund and to 0.40% of average daily net assets for Income Shares.

Results of the vote were:

                              Votes Cast         Votes Cast
       Fund                       For              Against        Abstentions
--------------------------------------------------------------------------------
Variable Fund                135,248,579         23,840,887        7,927,973
Income Shares                 32,469,944          4,960,684        1,749,802
Encore Fund                   23,663,583          1,095,508        1,586,351
Advisers Fund                 54,058,024          7,937,568        3,273,681

D.  Amendment to Funds' Declaration of Trust

Shareholders of Variable Fund, Income Shares and Encore Fund voted to delete and restate certain articles in each Fund's Declaration of Trust related to the liability of Trustees to a Fund and the indemnification by a Fund of Trustees and officers for liabilities incurred while acting as Trustees or officers of the Fund. The primary purpose of the amendment is to allow a Fund to advance costs to a Trustee if that Trustee is named in an action for which the Fund would ultimately be obligated to indemnify the Trustee without the Trustee being required to post collateral.

Results of the vote were:
                              Votes Cast         Votes Cast
       Fund                       For              Against        Abstentions
--------------------------------------------------------------------------------
Variable Fund                145,455,619         12,351,797        9,210,023
Income Shares                 34,236,869          2,960,541        1,983,020
Encore Fund                   23,143,387          1,358,413        1,843,642

                       Aetna Variable Index Plus Portfolio

The Aetna Variable Index Plus Portfolio generated a 9.64% return for the period from September 16, 1996 to December 31, 1996, net of fund expenses, outperforming the S&P 500 which produced a return of 8.92% for the same period. The S&P 500 is an unmanaged index that tracks a broad base of 500 U.S. stocks, and is generally considered the benchmark for large company stocks. The S&P 500 performance is calculated by giving more weight to the stocks of larger companies, as they have a greater influence than other stocks on the direction of the stock market.

The Index Plus Portfolio's basic approach is to own approximately 400 to 450 of the stocks tracked by S&P 500 index, overweighting (relative to the weight of the stock in the index) those stocks which are expected to outperform and underweighting those expected to underperform. Through a quantitative computer model that ranks each stock in the S&P 500 on a variety of characteristics including price/earnings ratio, growth reliability, earnings momentum, analyst estimate revision, price momentum and earnings surprise, the attractiveness of each issue is determined. Stocks that rank well in the model are overweighted, and stocks with indifferent ranks are held at a weight in the Portfolio approximately equal to their weight in the S&P 500. Finally, stocks with poor ranks are underweighted or not owned at all. We believe that a portfolio that avoids the underperforming securities in the S&P 500 and identifies potential strong performers could outperform the index.

The objective of the Portfolio is to outperform the S&P 500 while maintaining portfolio characteristics that are substantially the same as the S&P 500. To this end, sector weightings closely resemble those found in the S&P 500, and are constrained to plus or minus 35% of the index sector weightings. To illustrate this concept, the Portfolio's sector weightings relative to the S&P 500 are included in the accompanying exhibit. Going forward, we will continue to pursue incremental returns over the total return of the S&P 500 Index, and adhere to our disciplined stock selection process.

Past performance is no assurance of future returns.

Investment Summary:

--------------------------------------------------------------------------------
Top Ten Holdings                                      % of Portfolio
--------------------------------------------------------------------------------
General Electric Co.                                        4.3%
Intel Corp.                                                 3.3%
Philip Morris Cos., Inc.                                    2.8%
Microsoft Corp.                                             2.4%
Merck & Co.                                                 2.2%
Coca-Cola Co.                                               2.0%
Exxon Corp.                                                 1.8%
Bristol-Meyers Squibb Co.                                   1.6%
Pfizer, Inc.                                                1.6%
Du Pont (E.I.) deNemours                                    1.6%

Large Cap Portfolio Sector
Breakdown:
--------------------------------------------------------------------------------
                                 Portfolio          S&P 500
Sector                             Weight           Weight          Over/(Under)
--------------------------------------------------------------------------------
Basic Materials                      4.4%             6.3%             (1.9)%
Producer Goods & Services           13.8%            12.6%              1.2 %
Technology                          13.4%            11.8%              1.6 %
Consumer Goods                      32.3%            32.7%             (0.4)%
Services                             1.6%             2.3%             (0.7)%
Financial Services                  16.3%            14.6%              1.7 %
Utilities                           18.2%            19.7%             (1.5)%

Aetna Variable Index Plus Portfolio
Portfolio of Investments - December 31, 1996
================================================================================


                                                            Number
                                                             of         Market
                                                            Shares       Value
                                                          ----------   ---------
COMMON STOCKS (97.3%)
Aerospace and Defense (1.8%)
Boeing Co. .............................................    1,021    $   108,608
General Dynamics Corp. .................................      100          7,050
Lockheed Martin Corp. ..................................      546         49,959
McDonnell-Douglas Corp. ................................      900         57,600
Newport News Shipbuilding, Inc. + ......................       60            900
Northrop Grumman Corp. .................................      100          8,275
Raytheon Co. ...........................................      500         24,063
United Technologies Corp. ..............................    1,400         92,399
                                                                     -----------
                                                                         348,854
                                                                     -----------

Agriculture (0.1%)
Pioneer Hi-Bred International, Inc. ....................      200         14,000
                                                                     -----------

Apparel (0.8%)
Alberto-Culver Co. .....................................      100          4,800
Fruit of the Loom, Inc. + ..............................      300         11,363
Gap, Inc. ..............................................    1,200         36,150
Liz Claiborne, Inc. ....................................      200          7,725
Nike, Inc. Class B .....................................    1,700        101,574
Russell Corp. ..........................................      100          2,975
                                                                     -----------
                                                                         164,587
                                                                     -----------

Auto Parts and Accessories (0.3%)
Dana Corp. .............................................      200          6,525
Echlin, Inc. ...........................................      100          3,163
Genuine Parts Co. ......................................      200          8,900
Pep Boys ...............................................      100          3,075
The Goodyear Tire & Rubber Co. .........................      500         25,688
TRW, Inc. ..............................................      200          9,900
                                                                     -----------
                                                                          57,251
                                                                     -----------

Autos and Auto Equipment (2.2%)
Chrysler Corp. .........................................    4,000        131,999
Ford Motor Co. .........................................    3,800        121,124
General Motors Corp. ...................................    2,800        156,099
PACCAR, Inc. ...........................................      100          6,800
Snap-On, Inc. ..........................................      200          7,125
                                                                     -----------
                                                                         423,147
                                                                     -----------

Banks (7.2%)
Banc One Corp. .........................................    1,400         60,200
Bank of Boston Corp. ...................................      600         38,550
Bank of New York Co., Inc. .............................    1,600         54,000
BankAmerica Corp. ......................................    2,100        209,474
Barnett Banks, Inc. ....................................    1,100         45,238
Boatmen's Bancshares, Inc. .............................      400         25,800
CITICORP ...............................................    1,500        154,499
Comerica, Inc. .........................................      600         31,425
Corestates Financial Corp. .............................      500         25,938
Fifth Third Bancorp ....................................      500         31,406
First Bank System, Inc. ................................      800         54,600
First Chicago Corp. ....................................    1,300         69,875
First Union Corp. ......................................    1,600        118,399
Fleet Financial Group, Inc. ............................      800         39,900

                                                            Number
                                                             of         Market
                                                            Shares       Value
                                                          ----------   ---------
Banks (continued)
Golden West Financial Corp. ............................      200    $    12,625
Great Western Financial Corp. ..........................      400         11,600
H. F. Ahmanson & Co. ...................................      200          6,500
KeyCorp ................................................    1,000         50,500
Mellon Bank Corp. ......................................      400         28,400
NationsBank Corp. ......................................    1,200        117,299
Norwest Corp. ..........................................    2,100         91,349
Republic New York Corp. ................................      200         16,325
Suntrust Banks, Inc. ...................................    1,000         49,250
Wachovia Corp. .........................................      400         22,600
Wells Fargo & Co. ......................................      100         26,975
                                                                     -----------
                                                                       1,392,727
                                                                     -----------

Building Materials and Construction (0.3%)
Armstrong World Industries, Inc. .......................      100          6,950
Centex Corp. ...........................................      100          3,763
Foster Wheeler Corp. ...................................      100          3,713
Martin Marietta Materials, Inc. ........................      254          5,906
Masco Corp. ............................................      300         10,800
Sherwin-Williams Co. ...................................      200         11,200
Weyerhaeuser Co. .......................................      300         14,213
                                                                     -----------
                                                                          56,545
                                                                     -----------

Chemicals (3.4%)
Air Products and Chemicals, Inc. .......................      200         13,825
Dow Chemical Co. .......................................      700         54,863
Du Pont (E.I.) de Nemours ..............................    3,300        311,437
Eastman Chemical Co. ...................................      100          5,525
Engelhard Corp. ........................................      200          3,825
FMC Corp. + ............................................      100          7,013
Goodrich (B.F.) Co. ....................................      100          4,050
Great Lakes Chemical Corp. .............................      100          4,675
Hercules, Inc. .........................................      200          8,650
Monsanto Co. ...........................................    3,600        139,949
Morton International, Inc. .............................      400         16,300
Nalco Chemical Co. .....................................      100          3,613
PPG Industries, Inc. ...................................      600         33,675
Praxair, Inc. ..........................................      500         23,063
Sigma-Aldrich Corp. ....................................      100          6,244
Union Carbide Corp. ....................................      300         12,263
W.R. Grace & Co. .......................................      200         10,350
                                                                     -----------
                                                                         659,320
                                                                     -----------

Commercial Services (0.9%)
ACNielsen Corp. + ......................................       66            998
Automatic Data Processing, Inc. ........................      900         38,588
CUC International, Inc. + ..............................      900         21,375
Dun & Bradstreet Corp. .................................      200          4,750
Ecolab, Inc. ...........................................      100          3,763
First Data Corp. .......................................    1,400         51,100
Service Corp. International ............................      800         22,400
WMX Technologies, Inc. .................................    1,300         42,413
                                                                     -----------
                                                                         185,387
                                                                     -----------

48 See Notes to Portfolio of Investments.

================================================================================

                                                            Number
                                                             of         Market
                                                            Shares       Value
                                                          ----------   ---------

Computer Software (5.0%)
Cisco Systems, Inc. + ..................................    4,100    $   260,862
Computer Associates International, Inc. ................    2,300        114,424
Computer Sciences Corp. + ..............................      200         16,425
Microsoft Corp. + ......................................    5,800        479,224
Novell, Inc. + .........................................      300          2,841
Oracle Corp. + .........................................    2,100         87,675
                                                                     -----------
                                                                         961,451
                                                                     -----------

Computers and Office Equipment (3.6%)
3Com Corp. + ...........................................      900         66,038
Alco Standard Corp. ....................................      200         10,325
Cabletron Systems, Inc. + ..............................      400         13,300
Ceridian Corp. + .......................................      100          4,050
Compaq Computer Corp. + ................................    1,700        126,224
Dell Computer Corp. + ..................................    1,000         53,125
Deluxe Corp. ...........................................      200          6,550
Digital Equipment Corp. + ..............................      300         10,913
EMC Corp. + ............................................      400         13,250
Harris Corp. ...........................................      100          6,863
International Business Machines, Inc. ..................    1,700        256,699
Moore Corp. Ltd. .......................................      200          4,075
Pitney Bowes, Inc. .....................................      500         27,250
Sun Microsystems, Inc. + ...............................    2,400         61,650
Xerox Corp. ............................................      700         36,838
                                                                     -----------
                                                                         697,150
                                                                     -----------

Consumer Products (3.3%)
Avon Products, Inc. ....................................      600         34,275
Clorox Co. .............................................      200         20,075
Colgate-Palmolive Co. ..................................      300         27,675
Eastman Kodak Co. ......................................    1,100         88,275
Gillette Co. ...........................................    2,500        194,374
International Flavors & Fragrances, ....................      100          4,500
  Inc
Mattel, Inc. ...........................................      800         22,200
Newell Co. .............................................      300          9,450
Polaroid Corp. .........................................      100          4,350
Procter & Gamble Co. (The) .............................    2,100        225,749
Tupperware Corp. .......................................      100          5,363
                                                                     -----------
                                                                         636,286
                                                                     -----------

Diversified (6.9%)
Allied Signal, Inc. ....................................    1,500        100,499
American Brands, Inc. ..................................      300         14,888
Cognizant Corp. ........................................      500         16,500
Cooper Industries, Inc. ................................      200          8,425
Corning, Inc. ..........................................      300         13,875
Crane Co. ..............................................      150          4,350
Deere & Co. ............................................    1,500         60,938
Dover Corp. ............................................      400         20,100
Eaton Corp. ............................................      100          6,975
General Electric Co. ...................................    8,500        840,437
ITT Industries, Inc. ...................................      200          4,900
Johnson Controls, Inc. .................................      100          8,288
Minnesota Mining and Manufacturing Co. .................    1,200         99,449

                                                           Number
                                                             of         Market
                                                            Shares       Value
                                                          ----------   ---------
Diversified (continued)
Raychem Corp. ..........................................      200    $    16,025
Rohm & Haas Co. ........................................      300         24,488
Tenneco, Inc. ..........................................      300         13,538
Textron, Inc. ..........................................      200         18,850
TRINOVA Corp. ..........................................      100          3,638
Tyco International Ltd. ................................      800         42,300
VF Corp. ...............................................      200         13,500
Westinghouse Electric Corp. ............................      400          7,950
Whitman Corp. ..........................................      200          4,575
                                                                     -----------
                                                                       1,344,488
                                                                     -----------

Electrical and Electronics (4.3%)
General Signal Corp. ...................................      100          4,275
Hewlett Packard Co. ....................................    2,500        125,624
Intel Corp. ............................................    4,900        641,593
National Service Industries, Inc. ......................      100          3,738
Perkin-Elmer Corp. .....................................      100          5,888
Rockwell International Corp. ...........................      500         30,438
Seagate Technology, Inc. + .............................      700         27,650
                                                                     -----------
                                                                         839,206
                                                                     -----------

Electrical Equipment (0.8%)
AMP, Inc. ..............................................      300         11,513
Emerson Electric Co. ...................................    1,000         96,749
Grainger (W. W.), Inc. .................................      100          8,025
Honeywell, Inc. ........................................      500         32,875
                                                                     -----------
                                                                         149,162
                                                                     -----------

Financial Services (5.4%)
American Express Co. ...................................    2,100        118,649
Bankers Trust New York Corp. ...........................      200         17,250
Beneficial Corp. .......................................      100          6,338
Chase Manhattan Corp. ..................................    1,900        169,574
Dean Witter, Discover & Co. ............................      400         26,500
Federal Home Loan Mortgage Corp. .......................      500         55,063
Federal National Mortgage Association ..................    4,800        178,799
Green Tree Financial Corp. .............................      700         27,038
Household International, Inc. ..........................      300         27,675
J.P. Morgan & Co. ......................................      500         48,813
MBNA Corp. .............................................    1,200         49,800
Merrill Lynch & Co., Inc. ..............................      600         48,900
Morgan Stanley Group, Inc. .............................      400         22,850
National City Corp. ....................................      700         31,413
PNC Bank Corp. .........................................      900         33,863
Providian Corp. ........................................      400         20,550
Salomon, Inc. ..........................................      300         14,138
St. Paul Cos., Inc. ....................................      100          5,863
Transamerica Corp. .....................................      100          7,900
Travelers Group, Inc. ..................................    2,666        120,969
US Bancorp .............................................      500         22,469
                                                                     -----------
                                                                       1,054,414
                                                                     -----------

Foods and Beverages (5.4%)
Anheuser-Busch Co., Inc. ...............................    1,300         52,000
Archer-Daniels-Midland Co. .............................    1,500         33,000

Aetna Variable Index Plus Portfolio
Portfolio of Investments - December 31, 1996 (continued)
================================================================================


                                                            Number
                                                             of         Market
                                                            Shares       Value
                                                          ----------   ---------
Foods and Beverages (continued)
Campbell Soup Co. ......................................    1,000    $    80,250
Coca-Cola Co. ..........................................    7,400        389,424
Conagra, Inc. ..........................................    1,200         59,700
CPC International, Inc. ................................      500         38,750
General Mills, Inc. ....................................      200         12,675
Heinz (H.J.) Co. .......................................    1,100         39,325
Hershey Foods Corp. ....................................      800         35,000
Kellogg Co. ............................................      200         13,125
Kroger Co. (The) + .....................................      200          9,300
PepsiCo, Inc. ..........................................    2,800         81,900
Quaker Oats Co. ........................................      100          3,813
Ralston-Ralston Purina Group ...........................      200         14,675
Sara Lee Corp. .........................................    2,200         81,950
Sysco Corp. ............................................      400         13,050
Unilever N.V ...........................................      400         70,100
Wrigley (Wm) Jr Co. ....................................      400         22,500
                                                                     -----------
                                                                       1,050,537
                                                                     -----------

Health Services (0.5%)
Columbia/HCA Healthcare Corp. ..........................    2,200         89,650
Humana, Inc. + .........................................      200          3,825
Manor Care, Inc. .......................................      100          2,700
Tenet Healthcare Corp. + ...............................      400          8,750
United Healthcare Corp. ................................      100          4,500
                                                                     -----------
                                                                         109,425
                                                                     -----------

Hotels and Restaurants (1.2%)
Choice Hotels International, Inc. + ....................      100          1,763
HFS, Inc. + ............................................      800         47,800
Hilton Hotels Corp. ....................................    1,300         33,963
ITT Corp. + ............................................      200          8,675
Marriott International, Inc. ...........................      800         44,200
McDonald's Corp. .......................................    2,100         95,024
Wendy's International ..................................      200          4,100
                                                                     -----------
                                                                         235,525
                                                                     -----------

Household Appliances (0.1%)
Maytag Corp. ...........................................      300          5,925
Whirlpool Corp. ........................................      100          4,663
                                                                     -----------
                                                                          10,588
                                                                     -----------

Insurance (3.4%)
Allstate Corp. .........................................    2,600        150,474
American General Corp. .................................      400         16,350
American International Group, Inc. .....................    2,000        216,499
Aon Corp. ..............................................      100          6,213
Chubb Corp. ............................................      500         26,875
Cigna Corp. ............................................      300         40,988
General Re Corp. .......................................      300         47,325
ITT Hartford Group, Inc. ...............................      400         27,000
Jefferson-Pilot Corp. ..................................      200         11,325
Lincoln National Corp. .................................      200         10,500
Loews Corp. ............................................      400         37,700
Marsh & McLennan Cos., Inc. ............................      200         20,800
MGIC Investment Corp. ..................................      300         22,800

                                                            Number
                                                             of         Market
                                                            Shares       Value
                                                          ----------   ---------

Insurance (continued)
Safeco Corp. ...........................................      200    $     7,888
Torchmark Corp. ........................................      100          5,050
UNUM Corp. .............................................      200         14,450
                                                                     -----------
                                                                         662,237
                                                                     -----------

Machinery and Equipment (1.2%)
Baker Hughes, Inc. .....................................      900         31,050
Black & Decker Corp. ...................................      200          6,025
Briggs & Stratton Corp. ................................      100          4,400
Brunswick Corp. ........................................      200          4,800
Case Corp. .............................................      200         10,900
Caterpillar, Inc. ......................................    1,100         82,775
Fluor Corp. ............................................      300         18,825
Harnischfeger Industries, Inc. .........................      200          9,625
Illinois Tool Works, Inc. ..............................      300         23,963
Ingersoll-Rand Co. .....................................      400         17,800
Millipore Corp. ........................................      100          4,138
Pall Corp. .............................................      200          5,100
Parker-Hannifin Corp. ..................................      100          3,875
Stanley Works ..........................................      200          5,400
                                                                     -----------
                                                                         228,676
                                                                     -----------

Media and Entertainment (0.5%)
Interpublic Group of Cos., Inc. ........................      200          9,500
King World Production, Inc. + ..........................      100          3,688
Walt Disney Co. (The) ..................................    1,200         83,550
                                                                     -----------
                                                                          96,738
                                                                     -----------

Medical Supplies (0.7%)
Alza Corp. + ...........................................      200          5,175
Bard (C.R.), Inc. ......................................      100          2,800
Baxter International, Inc. .............................      500         20,500
Biomet, Inc. ...........................................      200          3,025
Boston Scientific Corp. + ..............................      600         36,000
Mallinckrodt, Inc. .....................................      100          4,413
Medtronic, Inc. ........................................      700         47,600
St. Jude Medical, Inc. + ...............................      100          4,263
US Surgical Corp. ......................................      200          7,875
                                                                     -----------
                                                                         131,651
                                                                     -----------

Metals and Mining (0.4%)
Alcan Aluminum, Ltd. ...................................      200          6,725
Allegheny Teledyne, Inc. ...............................      300          6,900
Aluminum Co. of America ................................      300         19,125
Barrick Gold Corp. .....................................      200          5,750
Freeport-McMoRan Copper & Gold, Inc. ...................      200          5,975
Inco, Ltd. .............................................      200          6,375
Newmont Mining Corp. ...................................      100          4,475
Nucor Corp. ............................................      100          5,100
Phelps Dodge Corp. .....................................      100          6,750
Reynolds Metals Co. ....................................      100          5,638
                                                                     -----------
                                                                          72,813
                                                                     -----------

Oil and Gas (9.6%)
Amerada Hess Corp. .....................................      200         11,575
Amoco Corp. ............................................    1,100         88,550

50 See Notes to Portfolio of Investments.

================================================================================


                                                            Number
                                                             of         Market
                                                            Shares       Value
                                                          ----------   ---------
Oil and Gas (continued)
Ashland, Inc. ..........................................      100     $    4,388
Atlantic Richfield Co. .................................      900        119,249
Burlington Resources, Inc. .............................      700         35,263
Chevron Corp. ..........................................    3,000        194,999
Columbia Gas System, Inc. ..............................      200         12,725
Consolidated Natural Gas Co. ...........................      300         16,575
Dresser Industries, Inc. ...............................      300          9,300
El Paso Natural Gas Co. ................................       27          1,364
Enron Corp. ............................................      700         30,188
Exxon Corp. ............................................    3,700        362,599
Halliburton Co. ........................................      200         12,050
Helmerich & Payne, Inc. ................................      100          5,213
Kerr-Mcgee Corp. .......................................      300         21,600
Louisiana Land and Exploration Co. .....................      100          5,363
Mobil Corp. ............................................    1,000        122,249
NorAm Energy Corp. .....................................      400          6,150
Occidental Petroleum Corp. .............................    1,000         23,375
Oryx Energy Co. + ......................................      300          7,425
PanEnergy Corp. ........................................      400         18,000
Pennzoil Co. ...........................................      100          5,650
Phillips Petroleum Co. .................................    1,500         66,375
Rowan Cos., Inc. + .....................................      300          6,788
Royal Dutch Petroleum Co. ..............................    1,600        273,199
Schlumberger Ltd. ......................................    1,500        149,812
Texaco, Inc. ...........................................    1,500        147,187
The Williams Cos., Inc. ................................      300         11,250
Union Pacific Resources Group, Inc. ....................      454         13,280
Unocal Corp. ...........................................    1,300         52,813
USX-Marathon Group .....................................      700         16,713
Western Atlas, Inc. + ..................................      100          7,088
                                                                     -----------
                                                                       1,858,355
                                                                     -----------

Paper and Containers (0.9%)
Avery Dennison Corp. ...................................      600         21,225
Bemis Co., Inc. ........................................      200          7,375
Champion International Corp. ...........................      100          4,325
Crown Cork & Seal Co., Inc. ............................      300         16,313
Georgia-Pacific Corp. ..................................      100          7,200
International Paper Co. ................................      400         16,150
Kimberly-Clark Corp. ...................................      900         85,725
Mead Corp. .............................................      100          5,813
Temple-Inland, Inc. ....................................      100          5,413
Willamette Industries, Inc. ............................      100          6,963
                                                                     -----------
                                                                         176,502
                                                                     -----------

Pharmaceuticals (11.0%)
Abbott Laboratories ....................................    4,500        228,374
Allergan, Inc. .........................................      100          3,563
American Home Products Corp. ...........................    2,200        128,974
Amgen, Inc. + ..........................................    1,600         87,000
Becton, Dickinson & Co. ................................      400         17,350
Bristol-Myers Squibb Co. ...............................    2,900        315,374
Eli Lilly & Co. ........................................    1,800        131,399



Pharmaceuticals (continued)
Johnson & Johnson ......................................    5,600       $278,599
Merck & Co., Inc. ......................................    5,500        435,874
Pfizer, Inc. ...........................................    3,800        314,924
Pharmacia & Upjohn, Inc. ...............................      700         27,738
Schering Plough ........................................    1,600        103,599
Warner Lambert Co. .....................................      800         60,000
                                                                     -----------
                                                                       2,132,768
                                                                     -----------

Printing and Publishing (0.5%)
Dow Jones & Co., Inc. ..................................      200          6,775
Gannett Co., Inc. ......................................      300         22,463
John H. Harland Co. ....................................      100          3,300
Knight-Ridder, Inc. ....................................      200          7,650
McGraw-Hill Cos., Inc. .................................      200          9,225
Meredith Corp. .........................................      100          5,275
New York Times Co. .....................................      200          7,600
RR Donnelley & Sons Co. ................................      100          3,138
Times Mirror Co. .......................................      600         29,850
Tribune Co. ............................................      100          7,888
                                                                     -----------
                                                                         103,164
                                                                     -----------

Retail (3.6%)
Albertson's, Inc. ......................................      500         17,813
American Stores Co. ....................................      700         28,613
Charming Shoppes, Inc. + ...............................      400          2,025
Circuit City Stores, Inc. ..............................      100          3,013
CVS Corp. ..............................................      200          8,275
Dayton Hudson Corp. ....................................    1,300         51,025
Dillard Department Stores, Inc. ........................      200          6,175
Federated Department Stores, Inc. + ....................      700         23,888
Footstar, Inc. + .......................................       28            697
Giant Food, Inc. .......................................      100          3,450
Great Atlantic & Pacific Tea Co., Inc. .................      100          3,188
Harcourt General, Inc. .................................      100          4,613
Hasbro, Inc. ...........................................      200          7,775
Home Depot, Inc. .......................................    1,900         95,237
J.C. Penney Co., Inc. ..................................      700         34,125
Kmart Corp. + ..........................................    1,600         16,600
Lowe's Companies, Inc. .................................      500         17,750
May Department Stores Co. ..............................      400         18,700
Mercantile Stores Co., Inc. ............................      100          4,938
Nordstrom, Inc. ........................................      100          3,544
Price/Costco, Inc. + ...................................      300          7,538
Rite Aid Corp. .........................................      200          7,950
Sears, Roebuck & Co. ...................................    1,600         73,800
The Limited, Inc. ......................................      400          7,350
TJX Companies, Inc. ....................................      400         18,950
Toys "R" Us, Inc. + ....................................      800         24,000
Wal-Mart Stores, Inc. ..................................    6,400        146,399
Walgreen Co. ...........................................      800         32,000
Winn-Dixie Stores, Inc. ................................      300          9,488
Woolworth Corp. + ......................................      800         17,500
                                                                     -----------
                                                                         696,419
                                                                     -----------

Aetna Variable Index Plus Portfolio
Portfolio of Investments - December 31, 1996 (continued)
================================================================================


                                                            Number
                                                             of         Market
                                                            Shares       Value
                                                          ----------   ---------
Telecommunications (1.7%)
AirTouch Communications, Inc. + ........................      400    $    10,100
Ameritech Corp. ........................................    2,300        139,437
Andrew Corp. + .........................................      400         21,225
Lucent Technologies, Inc. ..............................    1,918         88,708
Northern Telecom Ltd. ..................................    1,100         68,063
                                                                     -----------
                                                                         327,533
                                                                     -----------

Tobacco (2.9%)
Philip Morris Cos., Inc. ...............................    4,900        551,862
UST, Inc. ..............................................      500         16,188
                                                                     -----------
                                                                         568,050
                                                                     -----------

Transportation (1.1%)
AMR Corp. + ............................................      200         17,625
Burlington Northern Santa Fe Corp. .....................      300         25,913
Conrail, Inc. ..........................................      100          9,963
CSX Corp. ..............................................      700         29,575
Delta Air Lines, Inc. ..................................      200         14,175
Federal Express Corp. + ................................      200          8,900
Laidlaw, Inc. Class B ..................................      400          4,600
Norfolk Southern Corp. .................................      600         52,500
Ryder System, Inc. .....................................      200          5,625
Southwest Airlines Co. .................................      200          4,425
Union Pacific Corp. ....................................      500         30,063
USAir Group, Inc. + ....................................      200          4,675
                                                                     -----------
                                                                         208,039
                                                                     -----------

Utilities - Electric (1.8%)
American Electric Power Co. ............................      500         20,563
Baltimore Gas & Electric Co. ...........................      200          5,350
Carolina Power & Light Co. .............................      300         10,950
Central & South West Corp. .............................      300          7,688
CINergy Corp. ..........................................      300         10,013
Consolidated Edison Co. of .............................      400         11,700
  New York, Inc. .......................................
Dominion Resources, Inc. ...............................      300         11,550
DTE Energy Co. .........................................      200          6,475
Duke Power Co. .........................................      600         27,750
Edison International ...................................    1,100         21,863
Entergy Corp. ..........................................      600         16,650
FPL Group, Inc. ........................................      500         23,000
GPU, Inc. ..............................................      400         13,450
Houston Industries, Inc. ...............................      400          9,050
Northern States Power Co. ..............................      100          4,588
Ohio Edison Co. ........................................      300          6,825
Pacific Gas & Electric Co. .............................      300          6,300
PacifiCorp .............................................      700         14,350
Peco Energy Co. ........................................      300          7,575
PP&L Resources, Inc. ...................................      300          6,900
Public Service Enterprise Group, Inc. ..................      400         10,900
Southern Co. ...........................................    2,000         45,250
Texas Utilities Co. ....................................      700         28,525
Unicom Corp. ...........................................      400         10,850
Union Electric Co. .....................................      200          7,700
                                                                     -----------
                                                                         345,815
                                                                     -----------

                                                            Number
                                                             of         Market
                                                            Shares       Value
                                                          ----------   ---------

Utilities - Oil and Gas (0.3%)
Coastal Corp. (The) ....................................      300    $    14,663
NICOR, Inc. ............................................      100          3,575
Pacific Enterprises ....................................      200          6,075
People's Energy Corp. ..................................      100          3,388
Sonat, Inc. ............................................      500         25,750
                                                                     -----------
                                                                          53,451
                                                                     -----------

Utilities - Telephone (4.2%)
Alltel Corp. ...........................................      300          9,413
AT&T Corp. .............................................    1,900         82,650
Bell Atlantic Corp. ....................................    1,300         84,175
BellSouth Corp. ........................................    3,200        129,199
GTE Corp. ..............................................    2,900        131,949
MCI Communications Corp. ...............................    1,200         39,225
NYNEX Corp. ............................................    1,200         57,750
Pacific Telesis Group ..................................    1,100         40,425
SBC Communications, Inc. ...............................    1,700         87,975
Sprint Corp. ...........................................    1,100         43,863
Tellabs, Inc. + ........................................    1,100         41,388
U. S. West Communications Group ........................    1,300         41,925
WorldCom, Inc. + .......................................    1,300         33,881
                                                                     -----------
                                                                         823,818
                                                                     -----------
Total Common Stocks (cost $17,786,473)
                                                                      18,876,079
                                                                     -----------


                                                        Principal      Market
                                                         Amount         Value
                                                        --------      ---------

SHORT-TERM INVESTMENTS (4.0%)
Federal Home Loan Mortgage Corp.,
  Mortgage-Backed Securities, 5.40%,
  01/02/97 ............................................. $679,000    $   679,000

U.S. Treasury Bill, Time Deposit,
  5.08%, 08/21/97 ......................................  100,000         96,692
                                                                     -----------
Total Short-Term Investments
  (cost $775,740)                                                        775,692
                                                                     ----------
TOTAL INVESTMENTS (cost                                               19,651,771
  $18,562,213)(a)
Other assets less liabilities                                          (241,314)
                                                                     ===========
Total Net Assets                                                     $19,410,457
                                                                     ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amount to $18,575,649. Unrealized gains and losses, based on identified tax cost at December 31, 1996, are as follows:

                                                       Principal       Market
                                                       Amount          Value
                                                       --------       ---------
Unrealized gains ...................................                 $1,266,620
Unrealized losses ..................................                   (190,498)
                                                                     ==========
  Net unrealized gain .............................                  $1,076,122
                                                                     ==========

+ Non-income producing security.

Category percentages are based on net assets.


52 See Notes to Financial Statements.

Aetna Variable Index Plus Portfolio
Statement of Assets and Liabilities - December 31, 1996
================================================================================

Assets:
Investments, at market value ...........................................................................               $ 19,651,771
Cash ...................................................................................................                      1,877
Receivable for:
  Dividends and interest ...............................................................................                     33,968
  Fund shares sold .....................................................................................                     22,850
  Miscellaneous ........................................................................................                        601
                                                                                                                       ------------
         Total assets ..................................................................................                 19,711,067
                                                                                                                       ------------
Liabilities:
Payable for:
  Dividends to shareholders ............................................................................                     36,828
  Investments purchased ................................................................................                     72,411
  Fund shares redeemed .................................................................................                    183,002
Accrued investment advisory fees .......................................................................                      5,858
Accrued administrative service fees ....................................................................                      2,511
                                                                                                                       ------------
         Total liabilities .............................................................................                    300,610
                                                                                                                       ------------
NET ASSETS .............................................................................................               $ 19,410,457
                                                                                                                       ============
Net assets represented by:
Paid-in capital ........................................................................................               $ 18,345,726
Net unrealized gain on investments .....................................................................                  1,089,558
Distributions in excess of net investment income .......................................................                        (69)
Accumulated net realized loss on investments ...........................................................                    (24,758)
                                                                                                                       ------------
NET ASSETS .............................................................................................               $ 19,410,457
                                                                                                                       ============

Shares authorized ......................................................................................                  Unlimited
Par value ..............................................................................................               $      0.001
Shares outstanding .....................................................................................                  1,779,788
Net asset value per share (net assets divided by shares outstanding) ...................................               $     10.906

Cost of investments ....................................................................................               $ 18,562,213

See Notes to Financial Statements.

Aetna Variable Index Plus Portfolio
Statement of Operations - Period from September 16, 1996 to December 31, 1996
================================================================================

Investment Income:
Dividends .............................................................................................                 $    85,353
Interest ..............................................................................................                      20,634
                                                                                                                        -----------
                                                                                                                            105,987
Foreign taxes withheld ................................................................................                         (71)
                                                                                                                        -----------
         Total investment income ......................................................................                     105,916
                                                                                                                        -----------
Expenses:
Investment advisory fees ..............................................................................                      15,479
Administrative services fees ..........................................................................                       6,634
                                                                                                                        -----------
         Total expenses ...............................................................................                      22,113
                                                                                                                        -----------
Net investment income .................................................................................                      83,803
                                                                                                                        -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Sale of investments .................................................................................                       2,867
  Futures .............................................................................................                      (4,476)
                                                                                                                        -----------
         Net realized loss on investments .............................................................                      (1,609)
                                                                                                                        -----------
Net change in unrealized gain or loss on:
  Investments .........................................................................................                   1,089,558
                                                                                                                        -----------
         Net change in unrealized gain or loss on investments .........................................                   1,089,558
                                                                                                                        -----------
Net realized and change in unrealized gain ............................................................                   1,087,949
                                                                                                                        -----------
Net increase in net assets resulting from operations ..................................................                 $ 1,171,752
                                                                                                                        ===========

See Notes to Financial Statements.

Aetna Variable Index Plus Portfolio
Statement of Changes in Net Assets
====================================================================================================================================
                                                                                                                      Period from
                                                                                                                     September 16,
                                                                                                                        1996 to
                                                                                                                   December 31, 1996
                                                                                                                   -----------------
Operations:
Net investment income ......................................................................................         $     83,803
Net realized loss on sale of investments ...................................................................               (1,609)
Net change in unrealized gain ..............................................................................            1,089,558
                                                                                                                     ------------
  Net increase in net assets resulting from operations .....................................................            1,171,752
                                                                                                                     ------------
Distributions to Shareholders:
From net investment income .................................................................................              (83,638)
From net realized gains ....................................................................................              (23,383)
                                                                                                                     ------------
  Decrease in net assets from distributions to shareholders ................................................             (107,021)
                                                                                                                     ------------
Share Transactions:
Proceeds from shares sold ..................................................................................           23,374,816
Net asset value of shares issued upon reinvestment of distributions ........................................               70,017
Payments for shares redeemed ...............................................................................           (5,099,107)
                                                                                                                     ------------
  Net increase in net assets from share transactions .......................................................           18,345,726
                                                                                                                     ------------
Change in net assets .......................................................................................           19,410,457

Net assets:
Beginning of period ........................................................................................                   --
                                                                                                                     ------------
End of period ..............................................................................................         $ 19,410,457
                                                                                                                     ============

End of period net assets include distributions in excess of net investment income ..........................         $        (69)
                                                                                                                     ============
Share Transactions
Number of shares sold ......................................................................................            2,235,617
Number of shares issued upon reinvestment of distributions .................................................                6,304
Number of shares redeemed ..................................................................................             (462,133)
                                                                                                                     ------------
  Net increase .............................................................................................            1,779,788
                                                                                                                     ============

See Notes to Financial Statements.

Aetna Variable Index Plus Portfolio
Notes to Financial Statements - December 31, 1996
================================================================================


1. Summary of Significant Accounting Policies

Aetna  Variable  Portfolios,  Inc.  (Fund) is  registered  under the  Investment
Company Act of 1940 as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios (Portfolios) each of which has its own investment objective, policies and restrictions.

The Fund offers four diversified Portfolios, one of which, Aetna Variable Index Plus Portfolio (Portfolio), is described in this report.

The Portfolio seeks to outperform the total return performance of publicly traded stocks represented by the S&P 500 Composite Stock Price Index, a stock market index composed of 500 common stocks selected by Standard & Poor's Corporation.

Shares of the Portfolio are owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. Currently, all shares are held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

ALIAC serves as the Investment Adviser and principal underwriter to the Portfolio. It is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc. which in turn is a wholly-owned subsidiary of Aetna Inc.

The accompanying financial statements of the Portfolio have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.

A.  Valuation of Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest approximates market. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Directors.

B.  Futures Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolio "sells" futures contracts as a hedge against declines in the value of portfolio securities. The Portfolio may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolio are closed prior to expiration.

The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the price of futures contracts. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contract.

================================================================================

Realized and unrealized gains or losses on futures contracts are reflected in the accompanying financial statements. The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. The notional amounts of these contracts are disclosed in the Portfolio of Investments. For federal income tax purposes, any futures contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is included in federal taxable income.

C.  Federal Income Taxes

As a qualified regulated investment company, the Portfolio is relieved of federal income and excise taxes by distributing its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

D.  Distributions

The Portfolio distributes all net investment income and net capital gains, if any, to shareholders annually. Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferred losses on wash sales.

E.  Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security using a yield-to-maturity method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

2.  Investment Advisory and Administrative Services Fees

The Portfolio pays the Investment Adviser a monthly fee at an annual rate of 0.35% of its average daily net assets. Under an Administrative Services Agreement (Agreement), ALIAC provides all administrative services necessary for the Portfolio's operations and is responsible for the supervision of the Portfolio's other service providers. ALIAC also assumes all ordinary, recurring costs of the Portfolio, such as custodian fees, director's fees, transfer agent costs and accounting expenses. For these services, ALIAC receives an annual fee, payable monthly, at a rate of 0.15% of the Portfolio's average daily net assets.

Under a Subadvisory Agreement, the Fund and ALIAC have engaged Aeltus Investment Management, Inc. (Aeltus) to act as subadviser to the Portfolio. Under the terms of the Subadvisory Agreement, Aeltus will supervise the investment and reinvestment of cash and securities and provide certain related administrative services to the Portfolio in exchange for a fee (payable by ALIAC) of 0.25% of the Portfolio's average daily net assets. For the period ended December 31, 1996, ALIAC paid Aeltus $11,056 in accordance with the terms of the Subadvisory Agreement.

3.  Purchases and Sales of Investment Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period from September 16, 1996 (commencement of operations) to December 31, 1996 were $18,566,609 and $783,004, respectively.

4.  Certain Reclassifications

In accordance with Statement of Position 93-2, the Portfolio has reclassified $234 from undistributed net investment income to accumulated net realized loss on investments. This reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

================================================================================
Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited)

All of the income dividends paid by the Portfolio were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction was 79.76%.

Aetna Variable Index Plus Portfolio
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout the period:


                                                                 Period from
                                                              September 16, 1996
                                                               to December 31,
                                                                    1996
                                                              ------------------
Net asset value per share, beginning of period .............    $     10.000
                                                                ------------
Income from investment operations:
  Net investment income ....................................           0.047
  Net realized and unrealized gain .........................           0.919
                                                                ------------
        Total from investment operations ...................           0.966
                                                                ------------
Less distributions:
  From net investment income ...............................          (0.047)
  From net realized gains on investments ...................          (0.013)
                                                                ------------
        Total distributions ................................          (0.060)
                                                                ------------
Net asset value per share, end of period ...................    $     10.906
                                                                ============

Total return* ..............................................            9.64%
Net assets, end of period (000's) ..........................    $     19,410
Ratio of total expenses to average net assets** ............            0.50%
Ratio of net investment income to average net assets** .....            1.89%
Portfolio turnover rate ....................................            5.18%
Average commission rate paid per share .....................    $     0.0358

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

**   Annualized.


See Notes to Financial Statements.

                          Independent Auditors' Report

The Shareholders and Board of Directors
Aetna Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Aetna Variable Index Plus Portfolio (the Fund), a series of Aetna Variable Portfolios, Inc., including the portfolio of investments, as of December 31, 1996, the related statement of operations, changes in net assets and financial highlights for the period from September 16, 1996 (date of commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Variable Index Plus Portfolio, as of December 31, 1996, the results of its operations, changes in its net assets and financial highlights for the period from September 16, 1996 to December 31, 1996 in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

Hartford, Connecticut
February 14, 1997

                        Aetna Generation Portfolios, Inc.

          [THE FOLLOWING THREE TABLES WERE REPRESENTED BY LINE CHARTS
                            IN THE PRINTED MATERIAL]

                                                 Aetna Ascent Variable Portfolio
                                                               Growth of $10,000
Average Annual Total Returns for the
   Year Ended December 31, 1996*

1 Year    Inception+
23.58%      23.12%

                                  Jul-95                                                                         Dec-96
Aetna Ascent Variable Portfolio    10000        10601        11045         11453        12049        12654        13650
S&P 500                            10000        10795        11445         12059        12600        12989        14072
Russell 2000                       10000        10988        11226         11799        12389        12431        13077
MSCI EAFE                          10000        10425        10856         11177        11362        11357        11546
NAREIT                             10000        10470        10903         11151        11646        12408        14747
SB Broad Inv. Grade Bond           10000        10190        10632         10447        10498        10694        11017
SB Non US World Bond               10000         9757         9959          9792         9832        10150        10376
91 Day T-Bill                      10000        10138        10276         10406        10538        10677        10811
Ascent Index                       10000        10531        10949         11256        11621        11921        12793


                                             Aetna Crossroads Variable Portfolio
                                                               Growth of $10,000
Average Annual Total Returns for the
   Year Ended December 31, 1996*

1 Year    Inception+
18.81%      19.08%

                                     Jul-95                                                                         Dec-96
Aetna Crossroads Variable Portfolio   10000        10532        10930         11233        11739        12207        12985
S&P 500                               10000        10795        11445         12059        12600        12989        14072
Russell 2000                          10000        10988        11226         11799        12389        12431        13077
MSCI EAFE                             10000        10425        10856         11177        11362        11357        11546
NAREIT                                10000        10470        10903         11151        11646        12408        14747
SB Broad Inv. Grade Bond              10000        10190        10632         10447        10498        10694        11017
SB Non US World Bond                  10000         9757         9959          9792         9832        10150        10376
91 Day T-Bill                         10000        10138        10276         10406        10538        10677        10811
Crossroads Index                      10000        10433        10836         11301        11318        11593        12302






                                                 Aetna Legacy Variable Portfolio
                                                               Growth of $10,000
Average Annual Total Returns for the
   Year Ended December 31, 1996*

1 Year    Inception+
14.19%      15.24%

                                  Jul-95                                                                         Dec-96
Aetna Legacy Variable Portfolio    10000        10451        10827         11036        11403        11773        12363
S&P 500                            10000        10795        11445         12059        12600        12989        14072
Russell 2000                       10000        10988        11226         11799        12389        12431        13077
MSCI EAFE                          10000        10425        10856         11177        11362        11357        11546
NAREIT                             10000        10470        10903         11151        11646        12408        14747
SB Broad Inv. Grade Bond           10000        10190        10632         10447        10498        10694        11017
SB Non US World Bond               10000         9757         9959          9792         9832        10150        10376
91 Day T-Bill                      10000        10138        10276         10406        10538        10677        10811
Legacy Index                       10000        10334        10723         10810        11021        11270        11827



* "Total Return" is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The Standard & Poor's 500 Stock Index, Russell 2000 Small Cap Stock Index, Morgan Stanley Capital International Europe, Australia and Far East Index, National Association of Real Estate Investment Trust Equity REIT Index, Salomon Brothers Broad Investment Grade Index, and Salomon Brothers Non-U.S. World Government Bond Index are unmanaged broad based market indices used to benchmark performance of each asset class.

+ Date of inception was July 5, 1995.

Returns on the Aetna Generation Portfolios, Inc., net of fund expenses, were quite favorable for the twelve month period ended December 31, 1996, as each fund outperformed its relative benchmark index for the period.

--------------------------------------------------------------------------------
Generation Portfolio      Portfolio Return           Composite Index Return
--------------------------------------------------------------------------------

Aetna Ascent                   23.58%                        16.84%
Aetna Crossroads               18.81%                        13.54%
Aetna Legacy                   14.19%                        10.31%

The above benchmark indices are comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for each fund. Returns for the same twelve month period were as follows for the various asset classes in which the Generation Portfolios invest:

--------------------------------------------------------------------------------
Asset Class               Benchmark Index                          Return
--------------------------------------------------------------------------------

Large Cap Stocks          S&P 500                                   22.95%
Small Cap Stocks          Russell 2000                              16.49%
International Stocks      MSCI Europe, Australia & Far East          6.36%
Real Estate Stocks        NAREIT                                    35.26%
Domestic Bonds            Salomon Broad                              3.62%
International Bonds       S.B. Non-U.S. WGBI                         4.18%
Cash Equivalents          U.S. 90 Day T-Bill                         5.21%

Our asset allocation disciplines guided us to underweight bonds in favor of cash throughout the year, and to overweight stocks during most the year. On balance, although our asset allocation shifts helped us both control risk and enhance return, it was our security selection disciplines which contributed the most to our investment success.

We made significant improvements in both our investment research and in our portfolio implementation processes over the past year. Together, we believe these two efforts provide a solid foundation for future investment performance. Several key additions to our professional investment staff have greatly enhanced our quantitative research and management capabilities. We have amassed a noteworthy historical database of company financials, analyst earnings estimates, insider buying and selling, stock returns, and economic variables, and have done cutting-edge research to uncover evidence of past market inefficiencies which we exploit in our portfolios. State-of-the-art hardware, software, and databases enable us to analyze and rebalance our portfolios nearly every trading day using an extremely efficient computer-based process which quickly processes an enormous amount of market, economic, and company information. Carefully constructed portfolio risk-control and optimization techniques enable us to focus the risk in our portfolios upon those characteristics which, we believe, will be rewarded, and to neutralize all other risks. Fortunately, the characteristics we favor--attractive valuation, positive earnings momentum, and shareholder oriented management--were favored highly by the market over the past year, and we believe that they are likely to continue to help guide us to stocks which have the potential to provide superior returns.

Prospective stock returns were unusually low compared to bond yields, as indicated by our asset allocation disciplines, which measure the extra expected return of stocks over bonds. Accordingly, we have recently become more cautious toward domestic equities, and real estate stocks, or REIT's, in particular, and more positive toward fixed income securities. This conclusion should not be surprising, given the 1996 returns of these asset classes. We believe that growth in corporate profits is likely to continue to slow in the year ahead, and the potential for profit disappointment is high. Although Fed policy has been neutral of late, Chairman Greenspan has given indications that he is inclined to dampen the market's enthusiasm, and may use even slight evidence of inflationary pressure to raise interest rates. We have begun to trim our equity exposure, with a target of being slightly underweighted in stocks overall.

Past performance is no assurance of future returns.


Asset Allocation:
------------------------------------------------------------------------------------------------------------------------------------
                                                     Portfolio of      Notional Value    Economic
        Aetna Ascent                                  Investments       of Futures*      Exposure*        Benchmark           Range
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Stocks                                          30%              (7)%              23%              20%            0 - 60%
Small Cap Stocks                                          20%              (1)%              19%              20%            0 - 40%
International Stocks                                      13%               3%               16%              20%            0 - 40%
Real Estate Stocks                                        16%              --                16%              20%            0 - 40%
U.S. Dollar Bonds                                         --                9%                9%              10%            0 - 30%
International Bonds                                       --               --                --%              10%            0 - 20%
Cash Equivalents                                          21%              (4)%              17%               0%            0 - 30%
                                                        ----              ----             ----             ----
                                                         100%                0%             100%             100%
                                                        ----              ----             ----             ----

------------------------------------------------------------------------------------------------------------------------------------
                                                     Portfolio of      Notional Value    Economic
        Aetna Crossroads                             Investments       of Futures*      Exposure*        Benchmark           Range
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Stocks                                          24%              (7)%              17%              15%            0 - 45%
Small Cap Stocks                                          16%              (1)%              15%              15%            0 - 30%
International Stocks                                      12%               2%               14%              15%            0 - 30%
Real Estate Stocks                                        13%              --                13%              15%            0 - 30%
U.S. Dollar Bonds                                          2%              17%               19%              25%            0 - 70%
International Bonds                                       --               --                --               10%            0 - 20%
Cash Equivalents                                          33%             (11)%              22%               5%            0 - 30%
                                                        ----              ----             ----             ----
                                                         100%                0%             100%             100%
                                                        ====              ====             ====             ====


------------------------------------------------------------------------------------------------------------------------------------
                                                     Portfolio of      Notional Value    Economic
        Aetna Legacy                                 Investments       of Futures*      Exposure*        Benchmark           Range
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Stocks                                          18%              (7)%              11%              10%            0 - 30%
Small Cap Stocks                                          11%              (1)%              10%              10%            0 - 20%
International Stocks                                       9%               1%               10%              10%            0 - 20%
Real Estate Stocks                                         9%              --                 9%              10%            0 - 20%
U.S. Dollar Bonds                                          4%              25%               29%              40%            0 -100%
International Bonds                                       --               --                --               10%            0 - 20%
Cash Equivalents                                          49%             (18)%              31%              10%            0 - 30%
                                                        ----              ----             ----             ----
                                                         100%                0%             100%             100%
                                                        ====              ====             ====             ====

* "Notional Value" refers to the economic value at risk, or the exposure to the financial instruments underlying the futures positions. "Economic Exposure" reflects the Fund's exposure to both changes in value of the portfolio of investments, as well as the financial instruments underlying the futures positions.

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1996
Aetna Ascent
================================================================================
                                                            Number
                                                              of          Market
                                                            Shares        Value
                                                           ---------     -------
COMMON STOCKS (76.5%)

United States (64.0%)
Apparel (0.5%)
Designer Holdings Ltd. + .........................            600     $    9,675
Gap, Inc. ........................................            200          6,025
Jones Apparel Group, Inc. + ......................            100          3,738
Liz Claiborne, Inc. ..............................          3,700        142,913
Paul Harris Stores, Inc. + .......................          2,600         46,150
                                                                      ----------
                                                                         208,501
                                                                      ----------

Autos and Auto Equipment (0.6%)
Chrysler Corp. ...................................          6,900        227,700
Kaydon Corp. .....................................          1,300         61,263
                                                                      ----------
                                                                         288,963
                                                                      ----------

Banks (3.8%)
BankAmerica Corp. ................................          1,900        189,525
BanPonce Corp. ...................................          4,200        141,750
Commercial Federal Corp. .........................          3,500        168,000
Corus Bankshares, Inc. ...........................          1,600         51,600
First Chicago Corp. ..............................            700         37,625
First Citizens Bancshares, Inc. Class A...........            100          7,700
FirstBank Puerto Rico ............................          2,200         57,200
H. F. Ahmanson & Co. .............................          6,000        195,000
KeyCorp ..........................................            700         35,350
NationsBank Corp. ................................            200         19,550
New York Bancorp, Inc. ...........................          4,600        178,250
North Fork Bancorp, Inc. .........................          4,100        146,063
ONBANCorp, Inc. ..................................          2,100         77,963
Republic New York Corp. ..........................          2,200        179,575
USBANCORP, Inc. ..................................          3,200        135,600
UST Corp. ........................................          4,200         86,625
                                                                      ----------
                                                                       1,707,376
                                                                      ----------

Building Materials and Construction (1.1%)

Armstrong World Industries, Inc. .................          1,800        125,100
Champion Enterprises, Inc. + .....................          3,476         67,782
Coachmen Industries, Inc. ........................          6,600        187,275
Texas Industries, Inc. ...........................            500         25,313
Tredegar Industries, Inc. ........................          1,950         78,244
                                                                      ----------
                                                                         483,714
                                                                      ----------

Chemicals (0.8%)

Arcadian Corp. ...................................          5,000        132,500
Cytec Industries + ...............................          1,700         69,063
Monsanto Co. .....................................            700         27,213
Rexene Corp. .....................................          9,200        125,350
                                                                      ----------
                                                                         354,126
                                                                      ----------

Commercial Services (0.9%)

CMG Information Services, Inc. + .................         12,900        216,075
Culligan Water Technologies, Inc. + ..............          4,000        162,000
The Registry, Inc. + .............................            900         41,513
US Filter Corp. + ................................            200          6,350
                                                                      ----------
                                                                         425,938
                                                                      ----------

                                                            Number
                                                              of          Market
                                                            Shares        Value
                                                           ---------     -------
Computer Software (2.7%)

Applix, Inc. + .................................           2,800      $   61,250
BMC Software, Inc. + ...........................           1,400          57,925
Boole & Babbage, Inc. + ........................             450          11,250
Cadence Design Systems, Inc. + .................           4,500         178,875
Cisco Systems, Inc. + ..........................           3,300         209,963
Computer Associates International, Inc..........           2,075         103,231
Compuware Corp. + ..............................           3,000         150,375
McAfee Associates, Inc. + ......................           3,150         138,600
Microsoft Corp. + ..............................           2,800         231,349
Viasoft, Inc. + ................................           1,600          75,600
                                                                      ----------
                                                                       1,218,418
                                                                      ----------

Computers and Office Equipment (2.6%)
Compaq Computer Corp. + ........................           3,700         274,724
Dell Computer Corp. + ..........................           5,100         270,937
EMC Corp. + ....................................             700          23,188
FORE Systems, Inc. + ...........................             800          26,300
Gateway 2000, Inc. + ...........................           1,100          58,919
HBO & Co. ......................................             200          11,875
Herman Miller, Inc. ............................             300          16,988
Moore Corp. Ltd. ...............................           9,000         183,375
Radisys Corp. + ................................           1,900          92,625
United Stationers, Inc. + ......................             600          11,700
Western Digital Corp. + ........................           3,400         193,375
                                                                      ----------
                                                                       1,164,006
                                                                      ----------

Diversified (0.6%)
NACCO Industries, Inc. .........................           1,000          53,500
Raychem Corp. ..................................             400          32,050
Ruddick Corp. ..................................           3,600          50,400
Textron, Inc. ..................................           1,400         131,950
                                                                      ----------
                                                                         267,900
                                                                      ----------

Education (0.1%)
ITT Educational Services, Inc. + ...............           1,950          45,094
                                                                      ----------

Electrical and Electronics (1.2%)
Dynatech Corp. + ...............................             100           4,425
Intel Corp. ....................................           3,200         418,999
Siliconix, Inc. + ..............................             500          11,750
Standard Microsystems Corp. + ..................           4,200          39,900
Symbol Technologies, Inc. + ....................           1,300          57,525
                                                                      ----------
                                                                         532,599
                                                                      ----------

Electrical Equipment (1.0%)
Belden, Inc. ...................................             800          29,600
Jabil Circuit, Inc. + ..........................           2,400          96,000
Tektronix, Inc. ................................           3,200         164,000
Vitesse Semiconductor Corp. + ..................           4,100         186,550
                                                                      ----------
                                                                         476,150
                                                                      ----------

Financial Services (1.8%)
Bear Stearns Co., Inc. .........................           3,150          87,806
BHC Financial, Inc. ............................           2,800          44,100
Deposit Guaranty Corp. .........................           1,100          34,100

                                       See Notes to Portfolio of Investments. 63

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1996
Aetna Ascent (continued)
================================================================================
                                                            Number
                                                              of          Market
                                                            Shares        Value
                                                           ---------     -------
United States (continued)

Financial Services (continued)
Donaldson, Lufkin & Jenrette, Inc. .............           4,200      $  151,200
Merrill Lynch & Co., Inc. ......................             900          73,350
North American Mortgage Co. ....................           7,500         148,125
Olympic Financial Ltd. + .......................             700          10,063
PHH Corp. ......................................           1,800          77,400
SunAmerica, Inc. ...............................             200           8,875
Travelers Group, Inc. ..........................           4,266         193,570
                                                                      ----------
                                                                         828,589
                                                                      ----------

Foods and Beverages (1.4%)
Campbell Soup Co. ..............................           2,200         176,550
Hershey Foods Corp. ............................           1,600          70,000
Kroger Co. (The) + .............................           4,100         190,650
Riser Foods, Inc. Class A ......................           6,600         209,550
                                                                      ----------
                                                                         646,750
                                                                      ----------

Health Services (4.0%)
Allegiance Corp. ...............................              40           1,105
Beverly Enterprises + ..........................          13,800         175,950
Curative Health Services, Inc. + ...............           1,600          44,300
FPA Medical Management, Inc. + .................           9,600         214,800
Genetics Institute, Inc. + .....................             100           8,475
Invacare Corp. .................................           1,200          33,000
Lincare Holdings, Inc. + .......................           1,500          61,500
MedPartners, Inc. + ............................             300           6,300
Morrison Health Care, Inc. .....................          12,200         179,950
NovaCare, Inc. + ...............................          20,000         220,000
Prime Medical Services, Inc. + .................          11,800         128,325
Renal Treatment Centers, Inc. + ................           4,400         112,200
RoTech Medical Corp. + .........................           9,600         201,600
Tenet Healthcare Corp. + .......................           8,500         185,938
Universal Health Services, Inc. + ..............           2,400          68,700
Vencor, Inc. + .................................           5,000         158,125
                                                                      ----------
                                                                       1,800,268
                                                                      ----------

Home Furnishings and Appliances (0.9%)
O' Sullivan Industries + .......................          16,000         224,000
Rowe Furniture Corp. ...........................          13,900         111,200
Stanley Furniture Co., Inc. + ..................           4,500          89,438
                                                                      ----------
                                                                         424,638
                                                                      ----------

Hotels and Restaurants (0.4%)
HFS, Inc. + ....................................             100           5,975
Marriott International, Inc. ...................           2,200         121,550
Promus Hotel Corp. + ...........................           1,200          35,550
Red Roof Inns, Inc. + ..........................           1,000          15,500
                                                                      ----------
                                                                         178,575
                                                                      ----------

Insurance (0.6%)
Allstate Corp. .................................             500          28,938
AMBAC, Inc. ....................................             200          13,275
American National Insurance Co. ................             700          51,625
Cigna Corp. ....................................             700          95,638
First American Financial Corp. .................             300          12,338

                                                            Number
                                                              of          Market
                                                            Shares        Value
                                                           ---------     -------
Insurance (continued)
Fremont General Corp. ............................            900       $ 27,900
Kansas City Life Insurance Co. ...................            300         19,050
Orion Capital Corp. ..............................            400         24,450
                                                                        --------
                                                                         273,214
                                                                        --------

Machinery and Equipment (1.5%)
Ade Corp. + ......................................          7,000        119,000
Case Corp. .......................................          1,000         54,500
Commercial Intertech Corp. .......................          2,200         29,975
Cooper Cameron Corp. + ...........................          2,700        206,550
Graco, Inc. ......................................          1,300         31,850
Harnischfeger Industries, Inc. ...................          4,400        211,750
L.S. Starrett Co. Class A ........................            900         25,538
Parker-Hannifin Corp. ............................            100          3,875
                                                                        --------
                                                                         683,038
                                                                        --------

Media and Entertainment (1.8%)
Callaway Golf Co. ................................          2,600         74,750
Clear Channel Communications, Inc. + .............            200          7,225
Coastcast Corp. + ................................          5,200         75,400
Gray Communication System, Inc. ..................          1,100         20,763
Harrah's Entertainment, Inc. + ...................            700         13,913
International Game Technology ....................            200          3,650
King World Production, Inc. + ....................          4,600        169,625
Penske Motorsports, Inc. + .......................          3,500         88,375
Regal Cinemas, Inc. + ............................            600         18,450
Renaissance Communications + .....................          1,300         46,475
Speedway Motorsports, Inc. + .....................            100          2,100
Walt Disney Co. (The) ............................          4,400        306,349
                                                                        --------
                                                                         827,075
                                                                        --------

Medical Supplies (0.4%)
Guidant Corp. ....................................          2,100        119,700
Hillenbrand Industries, Inc. .....................            100          3,625
Mallinckrodt, Inc. ...............................          1,200         52,950
                                                                        --------
                                                                         176,275
                                                                        --------

Metals and Mining (1.5%)
AK Steel Holding Corp. ...........................            400         15,850
Cleveland-Cliffs, Inc. ...........................            600         27,225
Maverick Tube Corp. + ............................          8,600        109,650
Reliance Steel  & Aluminum Co. ...................          2,100         73,500
RMI Titanium Co. + ...............................          8,200        230,624
Timken Co. .......................................          4,500        206,438
                                                                        --------
                                                                         663,287
                                                                        --------

Oil and Gas (2.9%)
Amoco Corp. ......................................          1,500        120,750
Atlantic Richfield Co. ...........................          1,600        212,000
Camco International, Inc. ........................            200          9,225
Clayton Williams Energy, Inc. + ..................         13,200        229,350
Edisto Resources Corp. + .........................          6,700         56,113
Exxon Corp. ......................................          1,000         98,000
Fina, Inc. Class A ...............................            900         43,425
Mobil Corp. ......................................            400         48,900

64 See Notes to Portfolio of Investments.

================================================================================
                                                            Number
                                                              of          Market
                                                            Shares        Value
                                                           ---------     -------
United States (continued)

Oil and Gas (continued)
Newpark Resources, Inc. + ......................           2,800      $  104,300
Occidental Petroleum Corp. .....................             500          11,688
Oneok, Inc. ....................................           3,900         117,000
Phillips Petroleum Co. .........................           1,000          44,250
Tesoro Petroleum Corp. + .......................           7,000          98,000
Texaco, Inc. ...................................             300          29,438
Tosco Corp. ....................................             100           7,913
USX-Marathon Group .............................           2,500          59,688
                                                                      ----------
                                                                       1,290,040
                                                                      ----------

Paper and Containers (0.0%)
Mead Corp. .....................................             100           5,813
                                                                      ----------

Pharmaceuticals (2.2%)
Allergan, Inc. .................................           1,600          57,000
American Home Products Corp. ...................           2,300         134,838
Biogen, Inc. + .................................           4,800         186,000
Bristol-Myers Squibb Co. .......................           2,900         315,374
Immune Response Corp. + ........................          23,600         194,700
Jones Medical Industries, Inc. .................             450          16,481
Medicis Pharmaceutical Corp. + .................             200           8,800
Merck & Co., Inc. ..............................             700          55,475
Schering Plough ................................             500          32,375
                                                                      ----------
                                                                       1,001,043
                                                                      ----------

Printing and Publishing (1.8%)
Big Flower Press Holdings, Inc. + ..............           1,100          20,625
Central Newspapers, Inc. Class A ...............           4,900         215,600
Lexmark International Group, Inc. + ............             200           5,525
McClatchy Newspapers, Inc. .....................           4,700         164,500
New York Times Co. .............................             300          11,400
Pulitzer Publishing Co. ........................           2,300         106,663
Thomas Nelson, Inc. ............................          11,200         166,600
Tribune Co. ....................................           1,300         102,538
                                                                      ----------
                                                                         793,451
                                                                      ----------

Real Estate Investment Trusts (15.2%)
Ambassador Apartments, Inc. ....................           3,900          92,138
Arden Realty Group, Inc. .......................           1,800          49,950
Beacon Properties Corp. ........................           6,700         245,387
Brandywine Realty Trust ........................           8,500         165,750
CALI Realty Corp. ..............................          13,900         429,162
Camden Property Trust ..........................             200           5,725
Capstone Capital Trust, Inc. ...................          14,900         333,387
Colonial Properties Trust ......................           6,100         185,288
Cousins Properties, Inc. .......................           3,600         101,250
Developers Diversified Realty Corp. ............           1,600          59,400
Duke Realty Investments, Inc. ..................           5,200         200,200
Equity Residential Properties Trust ............           4,200         173,250
Essex Property Trust, Inc. .....................           8,100         237,937
Evans Withycombe Residential, Inc. .............           5,800         121,800
Excel Realty Trust, Inc. .......................           1,900          48,213
First Industrial Realty Trust, Inc. ............           9,300         282,487
General Growth Properties ......................          11,600         374,099

                                                            Number
                                                              of          Market
                                                            Shares        Value
                                                           ---------     -------
Real Estate Investment Trusts (continued)
Innkeepers USA Trust ...........................          15,100      $  209,513
JDN Realty Corp. ...............................           3,400          93,925
Kimco Realty Corp. .............................          13,500         470,812
Manufactured Home Communities, Inc. ............          18,500         430,124
Mid-America Apartment Communities, Inc..........          10,400         300,299
National Golf Properties, Inc. .................           1,700          53,763
Prime Retail, Inc. .............................          10,400         130,000
Public Storage, Inc. ...........................           8,400         260,399
Ramco-Gerhenson Properties .....................           5,300          89,438
Reckson Associates Realty Corp. ................           3,400         143,650
Regency Realty Corp. ...........................          11,200         293,999
Starwood Lodging Trust .........................           2,100         115,763
Summit Properties, Inc. ........................          13,300         294,262
Tanger Factory Outlet Centers, Inc. ............          16,400         444,849
Walden Residential Properties, Inc. ............          17,300         430,337
                                                                      ----------
                                                                       6,866,556
                                                                      ----------

Retail (5.8%)
99 Cents Only Stores + .........................           1,600          26,200
American Stores Co. ............................           3,600         147,150
Borders Group, Inc. + ..........................             200           7,175
Carson Pirie Scott & Co. + .....................           3,900          98,475
Cash America International, Inc. ...............          19,900         169,150
Damark International, Inc. + ...................           8,200          77,900
Dayton Hudson Corp. ............................           3,900         153,075
NBTY, Inc. + ...................................           9,500         180,500
Pacific Sunwear of California + ................           7,550         194,413
Price/Costco, Inc. + ...........................           9,300         233,662
Ross Stores, Inc. ..............................             700          35,000
Safeway, Inc. + ................................           1,400          59,850
Sears, Roebuck & Co. ...........................           5,100         235,237
Smith's Food & Drug Centers, Inc. ..............           6,300         195,300
TJX Companies, Inc. ............................             200           9,475
Urban Shopping Centers, Inc. ...................          14,900         432,099
Wet Seal, Inc. + ...............................          10,100         215,888
Woolworth Corp. + ..............................           5,900         129,063
Zale Corp. + ...................................           2,300          43,988
                                                                      ----------
                                                                       2,643,600
                                                                      ----------

Specialty Consumer Durables (0.0%)
Harley-Davidson, Inc. ..........................             300          14,100
                                                                      ----------

Telecommunications (0.4%)
360 Communications Co. + .......................               1              23
Cascade Communications Corp. + .................             200          11,025
CommNet Cellular, Inc. + .......................           6,100         170,038
                                                                      ----------
                                                                         181,086
                                                                      ----------

Transportation (0.8%)
AMR Corp. + ....................................           1,700         149,813
Comair Holdings, Inc. ..........................           1,800          43,200
Continental Airlines, Inc., Class B + ..........           3,200          90,400
UAL Corp. + ....................................           1,000          62,500
USAir Group, Inc. + ............................             100           2,338
                                                                      ----------
                                                                         348,251
                                                                      ----------

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1996
Aetna Ascent (continued)
================================================================================
                                                            Number
                                                              of          Market
                                                            Shares        Value
                                                           ---------     -------
United States (continued)

Utilities - Electric (2.9%)
Bangor Hydro-Electric Co. ..........................         1,700    $   15,725
Boston Edison Co. ..................................         6,900       185,438
Commonwealth Energy System Co. .....................         7,600       178,600
Entergy Corp. ......................................         1,100        30,525
Long Island Lighting Corp. .........................         5,600       123,900
Orange & Rockland Utilities, Inc. ..................         3,400       121,975
Texas Utilities Co. ................................         4,300       175,225
TNP Enterprises, Inc. ..............................         9,500       260,062
Unicom Corp. .......................................         7,400       200,725
                                                                      ----------
                                                                       1,292,175
                                                                      ----------

Utilities - Oil and Gas (0.3%)
Energen Corp. ......................................         2,200        66,550
Valero Energy Corp. ................................         1,700        48,663
                                                                      ----------
                                                                         115,213
                                                                      ----------

Utilities - Telephone (1.3%)
AT&T Corp. .........................................         9,600       417,599
LCI International, Inc. + ..........................           200         4,300
NYNEX Corp. ........................................         3,900       187,688
                                                                      ----------
                                                                         609,587
                                                                      ----------

Utilities - Water (0.2%)
California Water Service Co. .......................         1,700        71,400
                                                                      ----------
Total United States ................................                  28,906,809
                                                                      ----------
Foreign Common Stocks (12.5%)
Australia (0.5%)
Australian Gas Light Co. Ltd. (Oil and Gas) ........         9,800        55,731
Goodman Fielder Ltd. (Foods and Beverages) .........        40,000        49,561
Ita Group +  (Foods and Beverages) .................        50,000        54,406
Reinsurance Australia Corp. Ltd. (Insurance) .......        17,000        66,161
                                                                      ----------
Total Australia ....................................                     225,859
                                                                      ----------
Austria (0.1%)
Austria Mikro Systeme International
  AG (Electrical and Electronics) ..................           140        10,798
VA Technologie AG (Commercial  Services) ...........           350        54,876
                                                                      ----------
Total Austria ......................................                      65,674
                                                                      ----------
Belgium (0.4%)
Cimenteries CBR Cementbedrijven
  (Building Materials and Construction) ............           800        72,660
G.I.B. Holdings Ltd. (Retail) ......................         1,900        85,057
                                                                      ----------
Total Belgium ......................................                     157,717
                                                                      ----------
Brazil (0.1%)
Telecomunicacoes Brasileiras SA
(Utilities - Telephone) ............................           850        65,025
                                                                      ----------
Canada (0.4%)
BCE, Inc. (Utilities - Telephone) ..................           816        38,883
Canadian National Railway (Transportation) .........         2,000        76,000


                                                            Number
                                                              of          Market
                                                            Shares        Value
                                                           ---------     -------

Canada (continued)
Intertape Polymer Group, Inc. (Paper and Containers)..        1,400     $ 32,123
Petro-Canada (Oil and Gas) ...........................        1,400       19,764
Royal Bank of Canada (Banks) .........................          700       24,565
                                                                        --------
Total Canada .........................................                   191,335
                                                                        --------
Chile (0.1%)
Empresa Nacional Electricidad SA (Utilities -Electric)        1,800       27,900
                                                                        --------

Denmark (0.5%)
Carli Gry International A/S +  (Apparel) .............        1,300       62,147
Falck A/S (Commercial Services) ......................          250       74,590
ISS International Service System A/S (Diversified)....        2,200       57,807
Tele Danmark A/S (Utilities - Telephone) .............          900       49,585
                                                                        --------
Total Denmark ........................................                   244,129
                                                                        --------
Finland (0.5%)
Huhtamaki Group (Diversified) ........................        1,900       88,219
Neste (Oil and Gas) ..................................        1,500       36,450
Oy Nokia Ab (Telecommunications) .....................        1,500       86,830
                                                                        --------
Total Finland ........................................                   211,499
                                                                        --------
France (0.7%)
Credit Local de France (Financial Services) ..........          550       47,819
Elf Aquitaine SA (Oil and Gas) .......................          750       68,137
Eridania Beghin-Say SA (Foods and Beverages) .........          200       32,123
Pathe SA +  (Media and Entertainment) ................          200       48,089
Union des Assurances Federales (Insurance) ...........          500       61,553
Usinor Sacilor (Metals and Mining) ...................        4,100       59,543
                                                                        --------
Total France .........................................                   317,264
                                                                        --------
Germany (0.9%)
BASF AG (Chemicals) ..................................        1,200       45,941
Commerzbank AG (Banks) ...............................        2,500       63,428
Deutsche Pfandbrief & Hypothekenbank AG (Banks) ......        1,400       63,046
Leifheit AG (Home Furnishings and Appliances).........        1,100       42,469
Schering AG (Pharmaceuticals) ........................          800       67,432
Schmalbach Lubeca AG (Paper and Containers) ..........          300       73,583
VEBA AG (Utilities - Electric) .......................        1,050       60,297
                                                                        --------
Total Germany ........................................                   416,196
                                                                        --------
Hong Kong (0.6%)
China Light & Power Co. Ltd. (Utilities - Electric)...        6,000       26,684
Guangnan Holdings (Commercial Services) ..............       70,000       60,181
HSBC Holdings Plc (Banks) ............................        3,067       65,622
Hysan Development Co. Ltd. (Real Estate
   Investment Trusts) ................................       15,000       59,729
Regal Hotels International (Hotels and Restaurants)...      140,000       48,869
                                                                        --------
Total Hong Kong ......................................                   261,085
                                                                        --------

66 See Notes to Portfolio of Investments.

================================================================================
                                                            Number
                                                              of          Market
                                                            Shares        Value
                                                           ---------     -------
Indonesia (0.2%)
PT Citra Marga Nusaphala Persada (Commercial Services)       64,000     $ 50,116
PT Semen Gresik (Building Materials and Construction).       15,000       48,254
                                                                        --------
Total Indonesia ......................................                    98,370
                                                                        --------
Ireland (0.2%)
Golden Vale Plc (Foods and Beverages) ................       28,000       30,330
Irish Life Plc (Insurance) ...........................        7,000       32,166
Waterford Wedgewood Plc (Home Furnishings
   and Appliances) ...................................       33,091       42,005
                                                                        --------
Total Ireland ........................................                   104,501
                                                                        --------
Italy (0.4%)
Istituto Mobiliare Italiano S.p.A
   (Financial Services) ..............................        6,100       52,154
Pirelli S.p.A. (Autos and Auto Equipment) ............       25,000       46,284
Stet Societa' Finanziaria Telefonica S.p.A
   (Telecommunications) ..............................       18,000       60,671
                                                                        --------
Total Italy ..........................................                   159,109
                                                                        --------
Japan (2.2%)
AJL PEPS Trust (Consumer Products) ...................        1,400       22,925
Bank of Tokyo-Mitsubishi (Banks) .....................        2,000       37,047
Daiichi Pharmaceutical (Pharmaceuticals) .............        4,000       64,099
DDI Corp. (Utilities - Telephone) ....................            8       52,796
Fuji Photo Film (Chemicals) ..........................        2,000       65,822
Furukawa Electric Co. (Electrical Equipment)..........        7,000       33,109
Hitachi Koki (Electrical Equipment) ..................        5,000       35,711
Hitachi Ltd. (Electrical and Electronics) ............        5,000       46,524
Ito-Yokado Co. Ltd. (Retail) .........................        1,000       43,422
Konica Corp. (Chemicals) .............................        7,000       46,317
Matsushita Electric Industrial Co. Ltd.
   (Electrical and Electronics) ......................        4,000       65,133
Mitsubishi Heavy Industries Ltd. (Aerospace
   and Defense) ......................................        8,000       63,410
Mizuno Corp. (Consumer Products) .....................        4,000       30,258
NAMCO (Media and Entertainment) ......................        3,000       91,755
Nintendo Co. Ltd. (Electrical and Electronics)........        1,000       71,422
Nippon Densetsu Kogyo (Building Materials
   and Construction) .................................        4,000       37,219
Shinmaywa Industries Ltd. (Autos and Auto Equipment)..        4,000       29,396
Takara Standard (Building Materials and Construction).        7,000       58,198
Tsukishima Kikai (Machinery and Equipment) ...........        1,000       16,456
West Japan Railway (Transportation) ..................           20       64,616
                                                                        --------
Total Japan ..........................................                   975,635
                                                                        --------
Malaysia (0.3%)
AMMB Holdings Bhd (Financial Services) ...............        4,000       33,577
Lion Land Bhd (Financial Services) ...................       50,000       51,673
Oriental Holdings Bhd (Diversified) ..................        5,600       38,139
                                                                        --------
Total Malaysia .......................................                   123,389
                                                                        --------

                                                            Number
                                                              of          Market
                                                            Shares        Value
                                                           ---------     -------
Mexico (0.2%)
ALFA, SA de C.V. (Diversified) .......................        7,260     $ 33,384
Panamerican Beverages, Inc. (Foods and Beverages).....        1,000       46,875
Tubos de Acero de Mexico SA +  (Metals and Mining)....        1,800       28,575
                                                                        --------
Total Mexico .........................................                   108,834
                                                                        --------
Netherlands (0.2%)
ING Groep N.V. (Banks) ...............................        1,874       67,370
Philips Electronics N.V. (Electrical and Electronics).          900       36,422
                                                                        --------
Total Netherlands ....................................                   103,792
                                                                        --------
Norway (0.5%)
Den norske Bank ASA (Banks) ..........................       14,600       55,790
Kvaerner ASA (Transportation) ........................        1,000       48,627
Merkantildata ASA (Computer Software) ................        3,000       54,969
Schibsted ASA (Printing and Publishing) ..............        2,800       51,524
                                                                        --------
Total Norway .........................................                   210,910
                                                                        --------
Philippines (0.1%)
DMCI Holdings, Inc. +  (Building Materials
and Construction) ....................................       35,000       22,956
                                                                        --------
Singapore (0.4%)
City Developements Ltd. (Real Estate
  Investment Trusts) .................................        5,000       45,038
Clipsal Industries Ltd. (Electrical Equipment)........       11,000       40,040
Development Bank of Singapore Ltd. (Banks) ...........        2,000       27,023
Wing Tai Holdings Ltd. (Diversified) .................       26,000       74,348
                                                                        --------
Total Singapore ......................................                   186,449
                                                                        --------
South Korea (0.1%)
Korea Electric Power Corp. (Utilities - Electric).....        2,000       41,000
                                                                        --------
Spain (0.5%)
Cubiertas y Mzov SA (Building Materials and
  Construction) ......................................        1,200       92,254
Empresa Nacional de Electricidad SA (Utilities -
  Electric) ..........................................        1,000       71,036
Repsol SA (Oil and Gas) ..............................        1,500       57,428
                                                                        --------
Total Spain                                                             220,718
                                                                        --------
Sweden (0.6%)
Enator AB +  (Commercial Services) ...................        2,400       61,335
Frontec AB +  (Computer Software) ....................        3,000       51,845
Mo Och Domsjoe AB (Paper and Containers) .............        1,000       28,119
Skandinaviska Enskilda Banken (Banks) ................        8,000       82,015
Volvo AB (Autos and Auto Equipment) ..................        2,000       44,083
                                                                        --------
Total Sweden..........................................                   267,397
                                                                        --------
Switzerland (0.1%)
Baloise Holding Ltd. (Insurance) .....................           20       40,068
                                                                        --------
Taiwan (0.1%)
China Steel Corp. ++  (Metals and Mining) ............        3,000       60,188
                                                                        --------

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1996
Aetna Ascent (continued)
================================================================================
                                                            Number
                                                              of          Market
                                                            Shares        Value
                                                           ---------     -------
United Kingdom (1.6%)
Bank of Scotland (Banks) .........................         12,568     $   66,351
British Airways Plc (Transportation) .............          3,200         33,158
British Telecommunications Plc (Utilities -
   Telephone) ....................................          8,000         54,009
Burton Group Plc (Retail) ........................         20,700         55,527
Commercial Union Plc (Insurance) .................          5,000         58,484
Cowie Group Plc (Autos and Auto Equipment) .......         10,000         69,051
Glaxo Wellcome Plc (Pharmaceuticals) .............          3,800         61,648
Granada Group Plc (Diversified) ..................          3,814         56,229
Hillsdown Holdings Plc (Foods and Beverages)......         17,920         61,333
Inchcape Plc (Retail) ............................          7,097         33,095
Ladbroke Group Plc (Media and Entertainment)......         17,411         68,827
Pilkington Plc (Building Materials and
   Construction) .................................         20,000         53,564
Shell Transport & Trading Co. (Oil and Gas) ......          4,200         72,701
                                                                      ----------
Total United Kingdom                                                     743,977
                                                                      ----------
Total Foreign Common Stocks
                                                                       5,650,976
                                                                     -----------
Total Common Stocks
   (cost $29,869,599)                                                 34,557,785
                                                                     -----------

PREFERRED STOCKS (0.1%)

Germany (0.1%)
Gerry Weber International AG (Apparel) .............          993        40,593
                                                                      ----------
Total Preferred Stocks (cost $42,978)                                     40,593
                                                                     -----------

                                                       Principal        Market
                                                       Amount           Value
                                                       ---------       ---------
SHORT-TERM INVESTMENTS (20.1%)
Alamo Funding Lp ++ , Comm. Paper, 6.00%,
   01/09/97 ....................................     $ 1,500,000     $ 1,498,250
Central Corporate Credit Union of Michigan,
   Comm. Paper, 5.50%, 01/15/97 ................         974,000         972,066
Ciesco L.P. ++ , Comm. Paper, 5.85%, ...........       1,500,000       1,498,050
   01/10/97
Cooperative Association of Tractor Dealers,
   Comm. Paper, 6.40%, 01/06/97 ................       1,000,000         999,289
Hertz Corp., Comm. Paper, 5.79%, 01/08/97 ......       1,000,000         999,035
Pactel Capital Resources ++ , Comm. Paper,
   6.75%, 01/02/97 .............................       1,635,000       1,635,000
Sheffield Receivables Corp. ++ , Comm ..........
   Paper, 5.68%, 01/17/97 ......................       1,000,000         997,633
U.S. Treasury Bill +++ , Time Deposit,
   5.08%, 08/21/97 .............................         475,000         459,287
                                                                     -----------
Total Short-Term Investments
   (cost $9,058,840)                                                   9,058,610
                                                                     -----------
TOTAL INVESTMENTS
   (cost $38,971,417)(a)                                              43,656,988
Other assets less liabilities                                          1,498,465
                                                                     -----------
Total Net Assets                                                     $45,155,453
                                                                     ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amount to $38,984,174. Unrealized gains and losses, based on identified tax cost at December 31, 1996, are as follows:

Unrealized gains ......................................             $ 5,131,828
Unrealized losses .....................................                (459,014)
                                                                    -----------
   Net unrealized gain ................................             $ 4,672,814
                                                                    ===========

+ Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

+++ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1996.

Category percentages are based on net assets.

Information concerning open futures contracts at December 31, 1996 is shown below:

                                       Initial
                          No. of      Notional    Expiration    Unrealized
                        Contracts       Value        Date      Gain/(Loss)
                        -----------  ------------ ------------ -------------
Long Contracts
Dutch Government
   Bonds Future .....       1        $   154,278    March 97   $      (665)
FT-SE 100 Index
   Future ...........       1            167,586    March 97         2,802
10 Yr Swiss Bond
   Future ...........       2            173,767    March 97         1,355
TSE Index Future ....       3            337,624    March 97         8,843
Topix Index Future ..       4            552,159    March 97       (28,086)
2 Year US Treasury
   Note Future ......       6          1,246,875    March 97        (6,094)
10 Year US Treasury
   Note Future ......      25          2,764,031    March 97       (35,906)
Short Contracts
Russell 2000 Index
   Future ...........       2           (363,000)   March 97           250
S & P 500 Index
   Future ...........       4         (1,472,000)   March 97       (17,000)
S & P Mid-Cap 400
   Index Future .....      13         (1,635,400)   March 97       (32,500)
                                    -------------              ------------
                                    $  1,925,920               $  (107,001)
                                    =============              ============


68 See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1996
Aetna Crossroads
================================================================================


                                                         Number
                                                           of            Market
                                                         Shares          Value
                                                        ---------     ----------

COMMON STOCKS (63.2%)
United States (51.2%)
Apparel (0.4%)
Gap, Inc. ........................................            100     $    3,013
Jones Apparel Group, Inc. + ......................            100          3,738
Liz Claiborne, Inc. ..............................          2,800        108,150
Paul Harris Stores, Inc. + .......................          1,700         30,175
                                                                      ----------
                                                                         145,076
                                                                      ----------
Autos and Auto Equipment (0.7%)
Chrysler Corp. ...................................          5,100        168,299
Excel Industries, Inc. ...........................          3,100         51,538
Kaydon Corp. .....................................            700         32,988
                                                                      ----------
                                                                         252,825
                                                                      ----------
Banks (3.1%)
Andover Bancorp, Inc. ............................          1,100         28,188
BankAmerica Corp. ................................          1,500        149,625
Corus Bankshares, Inc. ...........................          1,000         32,250
First Chicago Corp. ..............................            843         45,311
First Union Corp. ................................          1,500        111,000
FirstBank Puerto Rico ............................          3,500         91,000
H. F. Ahmanson & Co. .............................          3,800        123,500
NationsBank Corp. ................................            200         19,550
New York Bancorp, Inc. ...........................          3,200        124,000
North Fork Bancorp, Inc. .........................          3,100        110,438
ONBANCorp, Inc. ..................................          4,300        159,637
Republic New York Corp. ..........................          1,500        122,438
USBANCORP, Inc. ..................................          1,700         72,038
                                                                      ----------
                                                                       1,188,975
                                                                      ----------
Building Materials and Construction (1.1%)
Armstrong World Industries, Inc. .................          1,400         97,300
Champion Enterprises, Inc. + .....................          3,128         60,996
Coachmen Industries, Inc. ........................          5,000        141,875
Lone Star Industries, Inc. .......................          1,800         66,375
Tredegar Industries, Inc. ........................          1,350         54,169
                                                                      ----------
                                                                         420,715
                                                                      ----------
Chemicals (0.7%)
Arcadian Corp. ...................................          3,800        100,700
Cytec Industries + ...............................          1,000         40,625
Monsanto Co. .....................................            400         15,550
Rexene Corp. .....................................          5,300         72,213
Sybron Chemicals, Inc. + .........................          1,200         19,200
                                                                      ----------
                                                                         248,288
                                                                      ----------
Commercial Services (0.7%)
CMG Information Services, Inc. + .................          8,800        147,400
Culligan Water Technologies, Inc. + ..............          1,800         72,900
Employee Solutions, Inc. + .......................          1,100         22,550
The Registry, Inc. + .............................            100          4,613
US Filter Corp. + ................................            100          3,175
                                                                      ----------
                                                                         250,638
                                                                      ----------

                                                         Number
                                                           of            Market
                                                         Shares          Value
                                                        ---------     ----------

Computer Software (2.3%)
BMC Software, Inc. + .............................          1,200       $ 49,650
Boole & Babbage, Inc. + ..........................            225          5,625
Cadence Design Systems, Inc. + ...................          4,050        160,987
Cisco Systems, Inc. + ............................          2,500        159,063
Computer Associates International,
  Inc ............................................          1,575         78,356
Compuware Corp. + ................................          2,200        110,275
Hyperion Software Corp. + ........................          2,800         59,500
Kronos, Inc. + ...................................            150          4,800
McAfee Associates, Inc. + ........................          2,550        112,200
Microsoft Corp. + ................................          1,400        115,675
                                                                        --------
                                                                         856,131
                                                                        --------
Computers and Office Equipment (1.9%)
Compaq Computer Corp. + ..........................          2,500        185,624
Dell Computer Corp. + ............................          4,500        239,062
EMC Corp. + ......................................            500         16,563
Gateway 2000, Inc. + .............................            900         48,206
HBO & Co. ........................................            100          5,938
Herman Miller, Inc. ..............................            200         11,325
Moore Corp. Ltd. .................................          5,600        114,100
Radisys Corp. + ..................................          1,600         78,000
United Stationers, Inc. + ........................            200          3,900
Western Digital Corp. + ..........................            600         34,125
                                                                        --------
                                                                         736,843
                                                                        --------
Diversified (1.2%)
Harsco Corp. .....................................            600         41,100
NACCO Industries, Inc. ...........................          1,500         80,250
Oakley, Inc. + ...................................            600          6,525
Paragon Trade Brands, Inc. + .....................          4,500        135,000
Raychem Corp. ....................................            400         32,050
Ruddick Corp. ....................................          2,800         39,200
Textron, Inc. ....................................          1,100        103,675
VF Corp. .........................................            100          6,750
                                                                        --------
                                                                         444,550
                                                                        --------
Education (0.1%)
ITT Educational Services, Inc. + .................          1,800         41,625
                                                                        --------

Electrical and Electronics (1.3%)
Intel Corp. ......................................          3,300        432,093
Siliconix, Inc. + ................................            300          7,050
Standard Microsystems Corp. + ....................          6,200         58,900
Symbol Technologies, Inc. + ......................            100          4,425
                                                                        --------
                                                                         502,468
                                                                        --------
Electrical Equipment (0.3%)
Belden, Inc. .....................................            600         22,200
SCI Systems, Inc. + ..............................            200          8,925
Tektronix, Inc. ..................................          1,700         87,125
                                                                        --------
                                                                         118,250
                                                                        --------
Financial Services (1.4%)
Bear Stearns Co., Inc. ...........................          2,625         73,172
BHC Financial, Inc. ..............................          2,700         42,525


                                       See Notes to Portfolio of Investments. 69

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1996
Aetna Crossroads (continued)
================================================================================


                                                         Number
                                                           of            Market
                                                         Shares          Value
                                                        ---------     ----------

United States (continued)

Financial Services (continued)
Lehman Brothers Holdings, Inc. .................           3,300      $  103,538
Olympic Financial Ltd. + .......................             300           4,313
Peoples Heritage Financial Group ...............           3,400          95,200
PHH Corp. ......................................             600          25,800
SunAmerica, Inc. ...............................             100           4,438
Travelers Group, Inc. ..........................           3,600         163,349
                                                                      ----------
                                                                         512,335
                                                                      ----------
Foods and Beverages (0.7%)
Hershey Foods Corp. ............................             600          26,250
Kroger Co. (The) + .............................           2,700         125,550
Riser Foods, Inc. Class A ......................           4,100         130,175
                                                                      ----------
                                                                         281,975
                                                                      ----------
Health Services (2.9%)
Allegiance Corp. ...............................              20             553
Beverly Enterprises + ..........................           9,200         117,300
Curative Health Services, Inc. + ...............           2,000          55,375
FPA Medical Management, Inc. + .................           6,300         140,963
Genetics Institute, Inc. + .....................             100           8,475
Health Images, Inc. ............................           4,700          78,138
Invacare Corp. .................................           1,200          33,000
Lincare Holdings, Inc. + .......................           1,300          53,300
Morrison Health Care, Inc. .....................           3,300          48,675
NovaCare, Inc. + ...............................          12,300         135,300
Renal Treatment Centers, Inc. + ................           3,000          76,500
RoTech Medical Corp. + .........................           7,400         155,400
Tenet Healthcare Corp. + .......................             700          15,313
Universal Health Services, Inc. + ..............           2,000          57,250
Vencor, Inc. + .................................           3,500         110,688
                                                                      ----------
                                                                       1,086,230
                                                                      ----------
Home Furnishings and Appliances (0.5%)
Congoleum Corp. + ..............................           1,400          19,425
O' Sullivan Industries + .......................          10,700         149,800
Stanley Furniture Co., Inc. + ..................             600          11,925
                                                                      ----------
                                                                         181,150
                                                                      ----------
Hotels and Restaurants (0.3%)
HFS, Inc. + ....................................             100           5,975
Marriott International, Inc. ...................             300          16,575
Promus Hotel Corp. + ...........................             900          26,663
Red Roof Inns, Inc. + ..........................           3,100          48,050
                                                                      ----------
                                                                          97,263
                                                                      ----------
Insurance (0.5%)
Allstate Corp. .................................             400          23,150
AMBAC, Inc. ....................................             400          26,550
Cigna Corp. ....................................             500          68,313
Fremont General Corp. ..........................             600          18,600
Kansas City Life Insurance Co. .................             300          19,050
Orion Capital Corp. ............................             400          24,450
Presidential Life Corp. ........................             400           4,825
                                                                      ----------
                                                                         184,938
                                                                      ----------

                                                         Number
                                                           of            Market
                                                         Shares          Value
                                                        ---------     ----------

Machinery and Equipment (1.3%)
Case Corp. ...................................              800       $   43,600
Caterpillar, Inc. ............................              100            7,525
Cooper Cameron Corp. + .......................            1,900          145,350
Graco, Inc. ..................................            4,000           98,000
Harnischfeger Industries, Inc. ...............            3,000          144,375
The Manitowoc Co., Inc. ......................            1,000           40,500
                                                                      ----------
                                                                         479,350
                                                                      ----------
Media and Entertainment (1.6%)
Callaway Golf Co. ............................            2,200           63,250
Coastcast Corp. + ............................            4,100           59,450
International Family Entertainment, Inc. + ...            4,000           62,000
International Game Technology ................              100            1,825
King World Production, Inc. + ................              700           25,813
Penske Motorsports, Inc. + ...................            2,900           73,225
Regal Cinemas, Inc. + ........................              600           18,450
Renaissance Communications + .................            2,400           85,800
Walt Disney Co. (The) ........................            3,200          222,799
                                                                      ----------
                                                                         612,612
                                                                      ----------
Medical Supplies (0.4%)
Biomet, Inc. .................................              400            6,050
Guidant Corp. ................................            1,700           96,900
Hillenbrand Industries, Inc. .................              100            3,625
Mallinckrodt, Inc. ...........................            1,000           44,125
                                                                      ----------
                                                                         150,700
                                                                      ----------
Metals and Mining (1.0%)
Cleveland-Cliffs, Inc. .......................              600           27,225
Reliance Steel  & Aluminum Co. ...............            2,000           70,000
RMI Titanium Co. + ...........................            5,400          151,875
Timken Co. ...................................            2,900          133,038
                                                                      ----------
                                                                         382,138
                                                                      ----------
Oil and Gas (2.7%)
Amoco Corp. ..................................            1,200           96,600
Atlantic Richfield Co. .......................            1,100          145,750
Camco International, Inc. ....................              200            9,225
Clayton Williams Energy, Inc. + ..............            8,700          151,163
Columbia Gas System, Inc. ....................            1,100           69,988
Edisto Resources Corp. + .....................            7,200           60,300
Exxon Corp. ..................................              800           78,400
Fina, Inc. Class A ...........................              600           28,950
Mobil Corp. ..................................              400           48,900
National Fuel Gas Co. ........................              100            4,125
Newpark Resources, Inc. + ....................            1,900           70,775
Occidental Petroleum Corp. ...................              500           11,688
Oneok, Inc. ..................................              700           21,000
Phillips Petroleum Co. .......................            2,300          101,775
Tesoro Petroleum Corp. + .....................            4,300           60,200
Texaco, Inc. .................................              200           19,625
USX-Marathon Group ...........................            1,700           40,588
                                                                      ----------
                                                                       1,019,052
                                                                      ----------

70 See Notes to Portfolio of Investments.

================================================================================


                                                         Number
                                                           of            Market
                                                         Shares          Value
                                                        ---------     ----------

United States (continued)

Pharmaceuticals (2.0%)
Allergan, Inc. ...................................          3,100     $  110,438
American Home Products Corp. .....................            400         23,450
Biogen, Inc. + ...................................          3,000        116,250
Bristol-Myers Squibb Co. .........................          1,800        195,749
Immune Response Corp. + ..........................         15,500        127,875
Jones Medical Industries, Inc. ...................            450         16,481
Medicis Pharmaceutical Corp. + ...................          1,300         57,200
Merck & Co., Inc. ................................            400         31,700
Rhone-Poulenc Rorer, Inc. ........................            800         62,500
Schering Plough ..................................            500         32,375
                                                                      ----------
                                                                         774,018
                                                                      ----------
Printing and Publishing (1.0%)
Central Newspapers, Inc. Class A .................          2,100         92,400
Lexmark International Group, Inc. + ..............            200          5,525
McClatchy Newspapers, Inc. .......................          2,000         70,000
Pulitzer Publishing Co. ..........................          1,300         60,288
Thomas Nelson, Inc. ..............................          6,000         89,250
Tribune Co. ......................................            600         47,325
                                                                      ----------
                                                                         364,788
                                                                      ----------
Real Estate Investment Trusts (12.4%)
Arden Realty Group, Inc. .........................          1,400         38,850
Beacon Properties Corp. ..........................          5,800        212,424
Brandywine Realty Trust ..........................          6,000        117,000
CALI Realty Corp. ................................          9,100        280,962
Camden Property Trust ............................            200          5,725
Capstone Capital Trust, Inc. .....................          9,700        217,037
Colonial Properties Trust ........................          5,500        167,062
Cousins Properties, Inc. .........................          3,500         98,438
Crescent Real Estate Equities, Inc. ..............          1,800         94,950
Developers Diversified Realty Corp. ..............          1,700         63,113
Duke Realty Investments, Inc. ....................          4,500        173,249
Equity Residential Properties Trust ..............          4,200        173,249
Essex Property Trust, Inc. .......................          6,700        196,812
Evans Withycombe Residential, Inc. ...............          5,800        121,800
Excel Realty Trust, Inc. .........................          1,500         38,063
First Industrial Realty Trust, Inc. ..............          5,800        176,174
General Growth Properties ........................          7,500        241,874
Innkeepers USA Trust .............................         12,100        167,887
JDN Realty Corp. .................................            900         24,863
Kimco Realty Corp. ...............................          8,800        306,899
Manufactured Home Communities, Inc. ..............          7,900        183,674
Mid-America Apartment Communities, Inc ...........          7,800        225,224
Oasis Residential, Inc. ..........................          2,800         63,700
Prime Retail, Inc. ...............................          8,000        100,000
Public Storage, Inc. .............................          7,300        226,299
Ramco-Gerhenson Properties .......................          3,400         57,375
Reckson Associates Realty Corp. ..................          1,700         71,825
Regency Realty Corp. .............................          8,700        228,374
Smith (Charles E.) Residential Realty Co. ........          1,500         43,875
Tanger Factory Outlet Centers, Inc. ..............         10,700        290,237




                                                         Number
                                                           of            Market
                                                         Shares          Value
                                                        ---------     ----------

Real Estate Investment Trusts (continued)
Walden Residential Properties, Inc. ..............         11,300     $  281,087
                                                                      ----------
                                                                       4,688,101
                                                                      ----------
Retail (4.6%)
American Stores Co. ..............................          3,100        126,713
Borders Group, Inc. + ............................            100          3,588
Carson Pirie Scott & Co. + .......................          3,100         78,275
Cash America International, Inc. .................         10,900         92,650
Damark International, Inc. + .....................          5,000         47,500
Dayton Hudson Corp. ..............................          3,000        117,750
Pacific Sunwear of California + ..................          5,150        132,613
Price/Costco, Inc. + .............................          6,100        153,263
Ross Stores, Inc. ................................            600         30,000
Safeway, Inc. + ..................................          1,400         59,850
Sears, Roebuck & Co. .............................          3,200        147,600
Smith's Food & Drug Centers, Inc. ................          3,900        120,900
TJX Companies, Inc. ..............................            900         42,638
U.S. Office Products Co. + .......................          3,500        119,438
Urban Shopping Centers, Inc. .....................          8,700        252,299
Wet Seal, Inc. + .................................          7,100        151,763
Woolworth Corp. + ................................          1,300         28,438
Zale Corp. + .....................................          2,100         40,163
                                                                      ----------
                                                                       1,745,441
                                                                      ----------
Specialty Consumer Durables (0.0%)
Harley-Davidson, Inc. ..............................           300        14,100
                                                                         -------

Telecommunications (0.5%)
360 Communications Co. + ...........................           133         3,076
Cascade Communications Corp. + .....................         1,500        82,688
CommNet Cellular, Inc. + ...........................         3,900       108,713
                                                                         -------
                                                                         194,477
                                                                         -------
Transportation (0.6%)
AMR Corp. + ........................................         1,200       105,750
Atlantic Coast Airlines, Inc. + ....................         2,500        30,625
Comair Holdings, Inc. ..............................         1,650        39,600
Continental Airlines, Inc., Class B + ..............           400        11,300
UAL Corp. + ........................................           500        31,250
                                                                         -------
                                                                         218,525
                                                                         -------
Utilities - Electric (2.0%)
Bangor Hydro-Electric Co. ..........................         6,100        56,425
Boston Edison Co. ..................................         4,500       120,938
Entergy Corp. ......................................           900        24,975
Long Island Lighting Corp. .........................         4,200        92,925
Orange & Rockland Utilities, Inc. ..................         2,400        86,100
Texas Utilities Co. ................................         2,900       118,175
TNP Enterprises, Inc. ..............................         4,700       128,663
Unicom Corp. .......................................         5,200       141,050
                                                                         -------
                                                                         769,251
                                                                         -------
Utilities - Oil and Gas (0.3%)
Energen Corp. ......................................         2,000        60,500
Valero Energy Corp. ................................         1,500        42,938
                                                                         -------
                                                                         103,438
                                                                         -------

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1996
Aetna Crossroads (continued)
================================================================================


                                                         Number
                                                           of            Market
                                                         Shares          Value
                                                        ---------     ----------

United States (continued)

Utilities - Telephone (0.7%)
AT&T Corp. ...................................              600       $   26,100
LCI International, Inc. + ....................              100            2,150
NYNEX Corp. ..................................            2,800          134,750
Southern New England
  Telecommunications Corp. ...................            2,200           85,525
                                                                      ----------
                                                                         248,525
                                                                      ----------
Total United States ..........................                        19,314,791
                                                                      ----------

Foreign Common Stocks (12.0%)

Australia (0.5%)
Australian Gas Light Co. Ltd. (Oil and Gas) ..            7,800           44,358
Goodman Fielder Ltd. (Foods and Beverages) ...           30,000           37,171
Ita Group +  (Foods and Beverages) ...........           40,000           43,525
Reinsurance Australia Corp. Ltd. (Insurance)..           15,000           58,378
                                                                      ----------
Total Australia ..............................                           183,432
                                                                      ----------

Austria (0.1%)
Austria Mikro Systeme International
  AG (Electrical and Electronics) ............               90            6,941
VA Technologie AG (Commercial Services) ......              250           39,197
                                                                      ----------
Total Austria ................................                            46,138
                                                                      ----------

Belgium (0.3%)
Cimenteries CBR Cementbedrijven
  (Building Materials and Construction) ......              650           59,036
G.I.B. Holdings Ltd. (Retail) ................            1,000           44,767
                                                                      ----------
Total Belgium ................................                           103,803
                                                                      ----------

Brazil (0.1%)
Telecomunicacoes Brasileiras SA
(Utilities - Telephone) ......................              700           53,550
                                                                      ----------

Canada (0.4%)
BCE, Inc. (Utilities - Telephone) ............              714           34,023
Canadian National Railway (Transportation) ...            1,000           38,000
Intertape Polymer Group, Inc. (Paper
  and Containers) ............................            1,200           27,534
Petro-Canada (Oil and Gas) ...................            1,300           18,353
Royal Bank of Canada (Banks) .................              600           21,056
                                                                      ----------
Total Canada .................................                           138,966
                                                                      ----------

Chile (0.0%)
Empresa Nacional Electricidad SA
(Utilities - Electric) .......................              600            9,300
                                                                      ----------

Denmark (0.5%)
Carli Gry International A/S + (Apparel) ......            1,000           47,805
Falck A/S (Commercial Services) ..............              200           59,672
ISS International Service System A/S
  (Diversified) ..............................            1,200           31,531
Tele Danmark A/S (Utilities - Telephone) .....              750           41,321
                                                                      ----------
Total Denmark ................................                           180,329
                                                                      ----------

                                                         Number
                                                           of            Market
                                                         Shares          Value
                                                        ---------     ----------

Finland (0.5%)
Huhtamaki Group (Diversified) ......................         1,700       $78,932
Neste (Oil and Gas) ................................         1,500        36,450
Oy Nokia Ab (Telecommunications) ...................         1,300        75,253
                                                                         -------
Total Finland ......................................                     190,635
                                                                         -------

France (0.6%)
Credit Local de France (Financial Services) ........           300        26,083
Elf Aquitaine SA (Oil and Gas) .....................           550        49,967
Eridania Beghin-Say SA (Foods and Beverages) .......           150        24,092
Pathe SA +  (Media and Entertainment) ..............           200        48,089
Union des Assurances Federales (Insurance) .........           450        55,398
Usinor Sacilor (Metals and Mining) .................         1,700        24,689
                                                                         -------
Total France .......................................                     228,318
                                                                         -------

Germany (0.9%)
BASF AG (Chemicals) ................................         1,200        45,941
Commerzbank AG (Banks) .............................         1,500        38,057
Deutsche Pfandbrief & Hypothekenbank AG (Banks) ....         1,100        49,536
Leifheit AG (Home Furnishings and Appliances).......           900        34,748
Schering AG (Pharmaceuticals) ......................           800        67,432
Schmalbach Lubeca AG (Paper and Containers).........           250        61,319
VEBA AG (Utilities - Electric) .....................           650        37,327
                                                                         -------
Total Germany ......................................                     334,360
                                                                         -------

Hong Kong (0.5%)
China Light & Power Co. Ltd. (Utilities - Electric).         5,000        22,237
Guangnan Holdings (Commercial Services) ............        60,000        51,584
HSBC Holdings Plc (Banks) ..........................         1,780        38,085
Hysan Development Co. Ltd. (Real
  Estate Investment Trusts) ........................        10,000        39,819
Regal Hotels International (Hotels and Restaurants).        78,000        27,227
                                                                         -------
Total Hong Kong ....................................                     178,952
                                                                         -------

Indonesia (0.2%)
PT Citra Marga Nusaphala Persada
  (Commercial Services) ............................        55,000        43,069
PT Semen Gresik (Building Materials
  and Construction) ................................        12,000        38,603
                                                                         -------
Total Indonesia ....................................                      81,672
                                                                         -------

Ireland (0.2%)
Golden Vale Plc (Foods and Beverages) ..............        20,000        21,664
Irish Life Plc (Insurance) .........................         7,000        32,166
Waterford Wedgewood Plc (Home
  Furnishings and Appliances) ......................        27,067        34,358
                                                                         -------
Total Ireland ......................................                      88,188
                                                                         -------

Italy (0.4%)
Istituto Mobiliare Italiano S.p.A
  (Financial Services) ...........................          4,700         40,184


72 See Notes to Portfolio of Investments.

================================================================================

                                                         Number
                                                           of            Market
                                                         Shares          Value
                                                        ---------     ----------

Italy (continued)
Pirelli S.p.A. (Autos and Auto Equipment) ..........        20,000       $37,027
Stet Societa' Finanziaria Telefonica
  S.p.A. (Telecommunications) ......................        18,000        60,671
                                                                         -------
Total Italy ........................................                     137,882
                                                                         -------

Japan (2.2%)
AJL PEPS Trust (Consumer Products) .................         1,400        22,925
Bank of Tokyo-Mitsubishi (Banks) ...................         2,000        37,047
Daiichi Pharmaceutical (Pharmaceuticals) ...........         4,000        64,099
DDI Corp. (Utilities - Telephone) ..................             5        32,997
Fuji Photo Film (Chemicals) ........................         1,000        32,911
Furukawa Electric Co. (Electrical Equipment) .......         6,000        28,379
Hitachi Koki (Electrical Equipment) ................         4,000        28,569
Hitachi Ltd. (Electrical and Electronics) ..........         4,000        37,219
Ito-Yokado Co. Ltd. (Retail) .......................         1,000        43,422
Komatsu Ltd. (Machinery and Equipment) .............         4,000        32,739
Konica Corp. (Chemicals) ...........................         6,000        39,700
Matsushita Electric Industrial Co. .................
  Ltd. (Electrical and Electronics) ................         3,000        48,850
Mitsubishi Heavy Industries Ltd. ...................
  (Aerospace and Defense) ..........................         7,000        55,484
Mizuno Corp. (Consumer Products) ...................         2,000        15,129
NAMCO (Media and Entertainment) ....................         2,000        61,170
Nintendo Co. Ltd. (Electrical and Electronics)......         1,000        71,422
Nippon Densetsu Kogyo (Building
  Materials and Construction) ......................         3,000        27,914
Shinmaywa Industries Ltd. (Autos and
  Auto Equipment) ..................................         2,000        14,698
Takara Standard (Building Materials
  and Construction) ................................         6,000        49,884
Tsukishima Kikai (Machinery and Equipment) .........         1,000        16,456
West Japan Railway (Transportation) ................
                                                                16        51,693
                                                                         -------
Total Japan ........................................                     812,707
                                                                         -------

Malaysia (0.3%)
AMMB Holdings Bhd (Financial
  Services) ........................................         4,000        33,577
Lion Land Bhd (Financial Services) .................        38,000        39,271
Oriental Holdings Bhd (Diversified) ................         4,200        28,604
                                                                         -------
Total Malaysia .....................................                     101,452
                                                                         -------

Mexico (0.3%)
ALFA, SA de C.V. (Diversified) .....................         5,877        27,026
Panamerican Beverages, Inc. (Foods
  and Beverages) ...................................           900        42,188
Tubos de Acero de Mexico SA +
  (Metals and Mining) ..............................         1,700        26,988
                                                                         -------
Total Mexico .......................................                      96,202
                                                                         -------

Netherlands (0.1%)
ING Groep N.V. (Banks) .............................           915        32,885
Philips Electronics N.V. (Electrical
  and Electronics) .................................           600        24,281
                                                                         -------
Total Netherlands ..................................                      57,166
                                                                         -------




                                                         Number
                                                           of            Market
                                                         Shares          Value
                                                        ---------     ----------

Norway (0.5%)
Den norske Bank ASA (Banks) ........................        13,000       $49,676
Kvaerner ASA (Transportation) ......................           800        38,901
Merkantildata ASA (Computer Software) ..............         3,000        54,969
Schibsted ASA (Printing and Publishing).............         2,300        42,323
                                                                         -------
Total Norway .......................................                     185,869
                                                                         -------

Philippines (0.1%)
DMCI Holdings, Inc. +  (Building
Materials and Construction) ........................        35,000        22,956
                                                                         -------

Singapore (0.4%)
City Developements Ltd. (Real Estate
  Investment Trusts) ...............................         4,000        36,030
Clipsal Industries Ltd. (Electrical Equipment) .....         8,000        29,120
Development Bank of Singapore Ltd. (Banks) .........         2,000        27,023
Wing Tai Holdings Ltd. (Diversified) ...............        22,000        62,910
                                                                         -------
Total Singapore ....................................                     155,083
                                                                         -------

South Korea (0.0%)
Korea Electric Power Corp. (Utilities - Electric)...         1,000        20,500
                                                                         -------

Spain (0.5%)
Cubiertas y Mzov SA (Building Materials and
  Construction) ...................... .............         1,000        76,879
Empresa Nacional de Electricidad SA
  (Utilities - Electric) ...........................           800        56,829
Repsol SA (Oil and Gas) ............................         1,300        49,771
                                                                         -------
Total Spain ........................................                     183,479
                                                                         -------

Sweden (0.6%)
Enator AB + (Commercial Services) ..................         2,040        52,135
Frontec AB + (Computer Software) ...................         3,000        51,845
Mo Och Domsjoe AB (Paper and Containers) ...........         1,000        28,119
Skandinaviska Enskilda Banken (Banks) ..............         6,000        61,511
Volvo AB (Autos and Auto Equipment) ................         1,800        39,675
                                                                         -------
Total Sweden .......................................                     233,285
                                                                         -------

Switzerland (0.0%)
Baloise Holding Ltd. (Insurance) ...................            10        20,034
                                                                         -------

Taiwan (0.2%)
China Steel Corp. ++  (Metals and Mining)...........         3,000        60,188
                                                                         -------

United Kingdom (1.6%)
Bank of Scotland (Banks) ...........................        10,056        53,089
British Airways Plc (Transportation) ...............         3,200        33,158
British Telecommunications Plc
  (Utilities - Telephone) ..........................         6,000        40,506
Burton Group Plc (Retail) ..........................         9,300        24,947
Commercial Union Plc (Insurance) ...................         5,000        58,484
Cowie Group Plc (Autos and Auto Equipment) .........         9,500        65,598
Glaxo Wellcome Plc (Pharmaceuticals) ...............         3,200        51,914
Granada Group Plc (Diversified) ....................         3,412        50,303
Hillsdown Holdings Plc (Foods and Beverages) .......        12,928        44,247
Inchcape Plc (Retail) ..............................         6,286        29,313

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1996
Aetna Crossroads (continued)
================================================================================


                                                         Number
                                                           of            Market
                                                         Shares          Value
                                                        ---------     ----------
United Kingdom (continued)
Ladbroke Group Plc (Media and Entertainment) .           15,348      $    60,672
Pilkington Plc (Building Materials
  and Construction) ..........................           15,000           40,173
Shell Transport & Trading Co. (Oil and Gas)...            3,600           62,315
                                                                     -----------
Total United Kingdom .........................                           614,719
                                                                     -----------
Total Foreign Common Stocks ..................                         4,519,165
                                                                     -----------
Total Common Stocks (cost $20,477,600)........                        23,833,956
                                                                     -----------

PREFERRED STOCKS (0.1%)

Germany (0.1%)
Gerry Weber International AG (Apparel) .......              993           40,593
                                                                     -----------
Total Preferred Stocks (cost $43,009) ........                            40,593
                                                                     -----------

                                                      Principal        Market
                                                       Amount          Value
                                                     -----------     -----------

LONG-TERM BONDS AND NOTES (1.9%)

U.S. Government Obligations (1.9%)
U.S. Treasury Note, 6.50%, 05/15/05 ............     $   700,000     $   704,922
                                                                     -----------

Total Long-Term Bonds and Notes (cost $729,805)                      $   704,922
                                                                     -----------

SHORT-TERM INVESTMENTS (33.1%)
Alamo Funding Lp ++ , Comm. Paper,
  6.00%, 01/09/97 ..............................       1,500,000       1,498,250
Budget Funding Corp., Comm. Paper,
  5.40%, 01/07/97 ..............................         900,000         899,325
Central Corporate Credit Union of Michigan,
  Comm. Paper, 5.50%, 01/15/97 .................       1,026,000       1,023,962
Ciesco L.P. ++, Comm. Paper, 5.85%, 01/10/97....       1,500,000       1,498,050
Cooperative Association of Tractor Dealers,
  Comm. Paper, 6.40%, 01/06/97 .................       1,000,000         999,289
Countrywide Home Loans, Comm. Paper, 6.20%,
  01/02/97 .....................................       1,000,000         999,139
Dakota Certificates-Standard Credit Card Master
  Trust 1 ++, Asset-Backed Securities, 5.65%,
  01/15/97 .....................................       1,000,000         997,960
Hertz Corp., Comm. Paper, 5.79%, 01/08/97 ......       1,500,000       1,498,553
Lockheed Martin Corp. ++, Comm Paper, 7.15%,
  01/02/97 .....................................       1,151,000       1,151,000
Pactel Capital Resources ++, Comm Paper, 6.75%,
  01/02/97 .....................................       1,500,000       1,500,000
U.S. Treasury Bill +++, Time Deposit, 5.08%,
  08/21/97 .....................................         430,000         415,776
                                                                     -----------
Total Short-Term Investments (cost $12,481,511).                      12,481,304
                                                                     -----------

TOTAL INVESTMENTS (cost $33,731,925)(a) ........                      37,060,775

Other assets less liabilities ..................                         629,602
                                                                     -----------

Total Net Assets ...............................                     $37,690,377
                                                                     ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amount to $33,747,167. Unrealized gains and losses, based on identified tax cost at December 31, 1996, are as follows:

Unrealized gains .....................                              $3,633,803
Unrealized losses ....................                                (320,195)
                                                                    ----------
  Net unrealized gain ................                              $3,313,608
                                                                    ==========


+ Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

+++ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1996.

Category percentages are based on net assets.


Information concerning open futures contracts at December 31, 1996 is shown below:


                                           Initial
                                No. of     Notional   Expiration    Unrealized
                              Contracts     Value        Date       Gain/(Loss)
                              ---------   ----------  ----------    -----------

Long Contracts
Dutch Government
  Bond Future ........             1    $   154,278    March 97     $      (665)

TSE Index Future .....             1        112,541    March 97           2,948

Topix Index ..........             3        414,075    March 97         (21,022)
  Future
10 Yr Swiss Bond
  Future .............             2        173,767    March 97           1,355

2 Year US
  Treasury Note ......            10      2,078,125    March 97         (10,156)
  Future
10 Year US
  Treasury Note ......            40      4,421,250    March 97         (56,250)
  Future
Short Contracts

Russell 2000
  Index Future .......             1       (181,500)   March 97             125

S & P 500 Index
  Future .............             4     (1,472,00)    March 97         (17,000)

S & P Mid-Cap
  Index Future .......             8     (1,006,40)    March 97         (20,000)
                                        ----------                  -----------
                                        $4,694,136                  $  (120,665)
                                        ==========                  ===========


74 See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1996
Aetna Legacy
================================================================================

                                                        Number
                                                         of            Market
                                                        Shares          Value
                                                       --------       ----------
COMMON STOCKS (46.2%)
United States (37.0%)

Apparel (0.5%)
Fruit of the Loom, Inc. + ....................            1,600         $ 60,600
Gap, Inc. ....................................              400           12,050
Liz Claiborne, Inc. ..........................            1,600           61,800
Paul Harris Stores, Inc. + ...................              800           14,200
                                                                        --------
                                                                         148,650
                                                                        --------
Autos and Auto Equipment (0.7%)
Chrysler Corp. .....................................         2,800        92,400
Excel Industries, Inc. .............................         4,600        76,475
Kaydon Corp. .......................................           600        28,275
                                                                         -------
                                                                         197,150
                                                                         -------
Banks (2.3%)
BankAmerica Corp. ..................................         1,000        99,749
Corus Bankshares, Inc. .............................           800        25,800
First Chicago Corp. ................................         1,300        69,875
H. F. Ahmanson & Co. ...............................         2,400        78,000
NationsBank Corp. ..................................           200        19,550
New York Bancorp, Inc. .............................         1,800        69,750
North Fork Bancorp, Inc. ...........................         1,800        64,125
ONBANCorp, Inc. ....................................           600        22,275
Republic New York Corp. ............................           500        40,813
USBANCORP, Inc. ....................................         1,500        63,563
UST Corp. ..........................................         3,900        80,438
                                                                         -------
                                                                         633,938
                                                                         -------
Building Materials and Construction (0.8%)
Armstrong World Industries, Inc. ...................           800        55,600
Champion Enterprises, Inc. + .......................         2,432        47,424
Coachmen Industries, Inc. ..........................           200         5,675
Lone Star Industries, Inc. .........................         1,500        55,313
Tredegar Industries, Inc. ..........................         1,200        48,150
                                                                         -------
                                                                         212,162
                                                                         -------
Chemicals (0.5%)
Arcadian Corp. .....................................         2,200        58,300
Cytec Industries + .................................           900        36,563
Monsanto Co. .......................................           200         7,775
Rexene Corp. .......................................         3,100        42,238
Sybron Chemicals, Inc. + ...........................           600         9,600
                                                                         -------
                                                                         154,476
                                                                         -------
Commercial Services (0.3%)
CMG Information Services, Inc. + ...................         4,800        80,400
The Registry, Inc. + ...............................           100         4,613
US Filter Corp. + ..................................           100         3,175
                                                                         -------
                                                                          88,188
                                                                         -------
Computer Software (1.8%)
3DO Co. + ..........................................         4,000        19,250
BMC Software, Inc. + ...............................           600        24,825
Boole & Babbage, Inc. + ............................           225         5,625



                                                        Number
                                                         of            Market
                                                        Shares          Value
                                                       --------       ----------
Computer Software (continued)
Cadence Design Systems, Inc. + ...................          3,300       $131,174
Cisco Systems, Inc. + ............................          1,700        108,162
Computer Associates International, Inc ...........            675         33,581
Compuware Corp. + ................................          1,300         65,163
Hyperion Software Corp. + ........................            900         19,125
Kronos, Inc. + ...................................            150          4,800
Microsoft Corp. + ................................            800         66,100
SPSS, Inc. + .....................................            900         25,088
                                                                        --------
                                                                         502,893
                                                                        --------

Computers and Office Equipment (1.5%)
Compaq Computer Corp. + ..........................          1,300         96,525
Dell Computer Corp. + ............................          2,100        111,562
EMC Corp. + ......................................            200          6,625
Gateway 2000, Inc. + .............................            600         32,138
Herman Miller, Inc. ..............................            100          5,663
Moore Corp. Ltd. .................................          3,700         75,388
Radisys Corp. + ..................................            300         14,625
Western Digital Corp. + ..........................          1,300         73,938
                                                                        --------
                                                                         416,464
                                                                        --------

Diversified (0.4%)
Harsco Corp. .....................................            400         27,400
Oakley, Inc. + ...................................            400          4,350
Raychem Corp. ....................................            400         32,050
Textron, Inc. ....................................            600         56,550
                                                                        --------
                                                                         120,350
                                                                        --------

Education (0.1%)
ITT Educational Services, Inc. + .................          1,050         24,281
                                                                        --------

Electrical and Electronics (1.1%)
Dynatech Corp. + .................................          1,700         75,225
Intel Corp. ......................................          1,300        170,218
Siliconix, Inc. + ................................            300          7,050
Standard Microsystems Corp. + ....................          6,000         57,000
Symbol Technologies, Inc. + ......................            100          4,425
                                                                        --------
                                                                         313,918
                                                                        --------

Electrical Equipment (0.1%)
Belden, Inc. .....................................            600         22,200
                                                                        --------

Financial Services (1.3%)
Bankers Trust New York Corp. .....................            300         25,875
Bear Stearns Co., Inc. ...........................          1,890         52,684
BHC Financial, Inc. ..............................          2,200         34,650
Consumer Portfolio Services, Inc. + ..............          4,400         49,500
Lehman Brothers Holdings, Inc. ...................          2,500         78,438
North American Mortgage Co. ......................            200          3,950
Olympic Financial Ltd. + .........................            100          1,438
Peoples Heritage Financial Group .................            500         14,000
Travelers Group, Inc. ............................          2,133         96,784
                                                                        --------
                                                                         357,319
                                                                        --------


                                       See Notes to Portfolio of Investments. 75

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1996
Aetna Legacy (continued)
================================================================================

                                                        Number
                                                         of            Market
                                                        Shares          Value
                                                       --------       ----------
United States (continued)

Foods and Beverages (0.8%)
Archer-Daniels-Midland Co. .......................          2,900       $ 63,800
Hershey Foods Corp. ..............................            600         26,250
Kroger Co. (The) + ...............................          1,300         60,450
Riser Foods, Inc. Class A ........................          2,300         73,025
                                                                        --------
                                                                         223,525
                                                                        --------

Health Services (1.4%)
Allegiance Corp. .................................             20            553
Beverly Enterprises + ............................          5,500         70,125
Curative Health Services, Inc. + .................            300          8,306
FPA Medical Management, Inc. + ...................          3,600         80,550
Invacare Corp. ...................................          1,000         27,500
NovaCare, Inc. + .................................          6,600         72,600
RoTech Medical Corp. + ...........................          4,000         84,000
Tenet Healthcare Corp. + .........................          1,500         32,813
Universal Health Services, Inc. + ................            200          5,725
                                                                        --------
                                                                         382,172
                                                                        --------

Home Furnishings and Appliances (0.4%)
Congoleum Corp. + ................................            900         12,488
O' Sullivan Industries + .........................          5,800         81,200
Pillowtex Corp. ..................................            800         14,400
                                                                        --------
                                                                         108,088
                                                                        --------

Hotels and Restaurants (0.2%)
Marriott International, Inc. .....................            300         16,575
Promus Hotel Corp. + .............................            500         14,813
Red Roof Inns, Inc. + ............................          1,500         23,250
                                                                        --------
                                                                          54,638
                                                                        --------

Insurance (0.7%)
Allstate Corp. ...................................            200         11,575
AMBAC, Inc. ......................................            300         19,913
American Bankers Insurance Group .................            100          5,113
Cigna Corp. ......................................            200         27,325
Fremont General Corp. ............................            600         18,600
Kansas City Life Insurance Co. ...................            300         19,050
Orion Capital Corp. ..............................            300         18,338
Presidential Life Corp. ..........................            600          7,238
United Wisconsin Services, Inc. ..................          2,500         65,625
                                                                        --------
                                                                         192,777
                                                                        --------

Machinery and Equipment (0.7%)
Case Corp. .......................................            700         38,150
Caterpillar, Inc. ................................            100          7,525
Cooper Cameron Corp. + ...........................            600         45,900
Graco, Inc. ......................................            700         17,150
Harnischfeger Industries, Inc. ...................          1,700         81,813
L.S. Starrett Co. Class A ........................            500         14,188
Parker-Hannifin Corp. ............................            100          3,875
                                                                        --------
                                                                         208,601
                                                                        --------


                                                        Number
                                                         of            Market
                                                        Shares          Value
                                                       --------       ----------
Media and Entertainment (1.5%)
Callaway Golf Co. ................................          1,800       $ 51,750
Coastcast Corp. + ................................          2,500         36,250
Infinity Broadcasting ............................          1,900         64,574
International Family Entertainment, Inc. +........            200          3,100
International Game Technology ....................            100          1,825
King World Production, Inc. + ....................          1,500         55,313
Penske Motorsports, Inc. + .......................          1,100         27,775
Regal Cinemas, Inc. + ............................          1,950         59,963
Walt Disney Co. (The) ............................          1,800        125,324
                                                                        --------
                                                                         425,874
                                                                        --------

Medical Supplies (0.3%)
Biomet, Inc. .....................................            200          3,025
Guidant Corp. ....................................          1,300         74,100
                                                                        --------
                                                                          77,125
                                                                        --------

Metals and Mining (0.8%)
Reliance Steel  & Aluminum Co. ...................          1,700         59,500
RMI Titanium Co. + ...............................          2,900         81,563
Timken Co. .......................................          1,600         73,400
                                                                        --------
                                                                         214,463
                                                                        --------

Oil and Gas (2.1%)
Amoco Corp. ......................................            800         64,400
Atlantic Richfield Co. ...........................            600         79,500
Camco International, Inc. ........................            200          9,225
Clayton Williams Energy, Inc. + ..................          4,800         83,400
Edisto Resources Corp. + .........................          5,300         44,388
Exxon Corp. ......................................            500         49,000
Fina, Inc. Class A ...............................            400         19,300
Mobil Corp. ......................................            300         36,675
Occidental Petroleum Corp. .......................            200          4,675
Phillips Petroleum Co. ...........................          1,300         57,525
Tesoro Petroleum Corp. + .........................          6,400         89,600
Texaco, Inc. .....................................            200         19,625
Tosco Corp. ......................................             50          3,956
USX-Marathon Group ...............................            900         21,488
                                                                        --------
                                                                         582,757
                                                                        --------

Pharmaceuticals (1.5%)
Allergan, Inc. ...................................            700         24,938
American Home Products Corp. .....................            400         23,450
Biogen, Inc. + ...................................          1,400         54,250
Bristol-Myers Squibb Co. .........................          1,100        119,624
Immune Response Corp. + ..........................          8,400         69,300
Jones Medical Industries, Inc. ...................            450         16,481
Medicis Pharmaceutical Corp. + ...................            300         13,200
Merck & Co., Inc. ................................            300         23,775
Rhone-Poulenc Rorer, Inc. ........................            700         54,688
Schering Plough ..................................            400         25,900
                                                                        --------
                                                                         425,606
                                                                        --------



76 See Notes to Portfolio of Investments.

================================================================================

                                                        Number
                                                         of            Market
                                                        Shares          Value
                                                       --------       ----------
United States (continued)
Printing and Publishing (0.7%)
Big Flower Press Holdings, Inc. + ............              500       $    9,375
Central Newspapers, Inc. Class A .............            1,700           74,800
McClatchy Newspapers, Inc. ...................            1,900           66,500
Tribune Co. ..................................              400           31,550
                                                                      ----------
                                                                         182,225
                                                                      ----------
Real Estate Investment Trusts (8.6%)
Ambassador Apartments, Inc. ..................            1,700           40,163
Arden Realty Group, Inc. .....................              800           22,200
Beacon Properties Corp. ......................            3,400          124,524
Brandywine Realty Trust ......................            2,500           48,750
CALI Realty Corp. ............................            4,400          135,849
Camden Property Trust ........................              100            2,863
Capstone Capital Trust, Inc. .................            4,600          102,924
Colonial Properties Trust ....................            3,200           97,199
Cousins Properties, Inc. .....................            2,000           56,250
Developers Diversified Realty Corp. ..........            1,000           37,125
Duke Realty Investments, Inc. ................            2,600          100,099
Equity Residential Properties Trust ..........            2,300           94,875
Essex Property Trust, Inc. ...................            3,800          111,624
Evans Withycombe Residential, Inc. ...........            2,200           46,200
Excel Realty Trust, Inc. .....................              300            7,613
First Industrial Realty Trust, Inc. ..........            2,650           80,494
General Growth Properties ....................            3,600          116,099
Innkeepers USA Trust .........................            7,400          102,674
JDN Realty Corp. .............................            2,000           55,250
Kimco Realty Corp. ...........................            4,200          146,474
Manufactured Home Communities, Inc. ..........            1,200           27,900
Mid-America Apartment Communities, Inc........            3,700          106,837
Oasis Residential, Inc. ......................            1,600           36,400
Prime Retail, Inc. ...........................            4,300           53,750
Public Storage, Inc. .........................            4,200          130,199
Ramco-Gerhenson Properties ...................            1,000           16,875
Reckson Associates Realty Corp. ..............              800           33,800
Regency Realty Corp. .........................            6,700          175,874
Tanger Factory Outlet Centers, Inc. ..........            5,100          138,337
Walden Residential Properties, Inc. ..........            5,400          134,324
                                                                      ----------
                                                                       2,383,545
                                                                      ----------
Retail (3.0%)
American Stores Co. ..........................              600           24,525
Ames Department Stores, Inc. + ...............            2,800           12,075
Carson Pirie Scott & Co. + ...................              100            2,525
Cash America International, Inc. .............            1,200           10,200
Damark International, Inc. + .................            2,900           27,550
Dayton Hudson Corp. ..........................            1,500           58,875
Genesco, Inc. + ..............................            1,600           14,800
Pacific Sunwear of California + ..............            3,100           79,825
Price/Costco, Inc. + .........................            3,400           85,425
Ross Stores, Inc. ............................              500           25,000
Safeway, Inc. + ..............................            1,200           51,300
Sears, Roebuck & Co. .........................            1,700           78,413

                                                        Number
                                                         of            Market
                                                        Shares          Value
                                                       --------       ----------
Retail (continued)
Smith's Food & Drug Centers, Inc. ..........             2,200       $    68,200
The Finish Line, Inc. + ....................             3,000            63,375
TJX Companies, Inc. ........................               100             4,738
Trans World Entertainment + ................               800             5,713
Urban Shopping Centers, Inc. ...............             3,000            87,000
Wet Seal, Inc. + ...........................             2,700            57,713
Woolworth Corp. + ..........................             1,600            35,000
Zale Corp. + ...............................             1,700            32,513
                                                                     -----------
                                                                         824,765
                                                                     -----------

Specialty Consumer Durables (0.0%)
Harley-Davidson, Inc. ......................               100             4,700
                                                                     -----------

Telecommunications (0.3%)
360 Communications Co. + ...................               200             4,625
Cascade Communications Corp. + .............               100             5,513
CommNet Cellular, Inc. + ...................             2,200            61,325
                                                                     -----------
                                                                          71,463
                                                                     -----------

Transportation (0.4%)
AMR Corp. + ................................               900            79,313
Comair Holdings, Inc. ......................             1,350            32,400
UAL Corp. + ................................               100             6,250
                                                                     -----------
                                                                         117,963
                                                                     -----------

Utilities - Electric (1.2%)
Bangor Hydro-Electric Co. ..................             1,500            13,875
Boston Edison Co. ..........................             1,600            43,000
Commonwealth Energy System Co. .............             1,300            30,550
Entergy Corp. ..............................               600            16,650
Pinnacle West Capital Corp. ................               300             9,525
Texas Utilities Co. ........................             1,500            61,125
TNP Enterprises, Inc. ......................             2,600            71,175
Unicom Corp. ...............................             2,900            78,663
                                                                     -----------
                                                                         324,563
                                                                     -----------

Utilities - Oil and Gas (0.3%)
Energen Corp. ..............................             1,700            51,425
NUI Corp. ..................................             1,500            33,938
                                                                     -----------
                                                                          85,363
                                                                     -----------

Utilities - Telephone (0.7%)
AT&T Corp. .................................             2,600           113,099
LCI International, Inc. + ..................               100             2,150
NYNEX Corp. ................................             1,600            77,000
                                                                     -----------
                                                                         192,249
                                                                     -----------
Total United States ........................                          10,274,451
                                                                     -----------
Foreign Common Stocks (9.2%)
Australia (0.5%)
Australian Gas Light Co. Ltd. (Oil and Gas).             5,600            31,846
Goodman Fielder Ltd. (Foods and Beverages)..            20,000            24,781
Ita Group +  (Foods and Beverages) .........            30,000            32,644
Reinsurance Australia Corp. Ltd. (Insurance)            14,000            54,486
                                                                     -----------
Total Australia ............................                             143,757
                                                                     -----------

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1996
Aetna Legacy (continued)
================================================================================

                                                        Number
                                                         of            Market
                                                        Shares          Value
                                                       --------       ----------
Austria (0.1%)
Austria Mikro Systeme International
  AG (Electrical and Electronics) ................             60       $  4,628
VA Technologie AG (Commercial Services)...........            100         15,679
                                                                        --------
Total Austria ....................................                        20,307
                                                                        --------
Belgium (0.4%)
Cimenteries CBR Cementbedrijven
  (Building Materials and Construction)...........            950         86,283
G.I.B. Holdings Ltd. (Retail) ....................            300         13,430
                                                                        --------
Total Belgium ....................................                        99,713
                                                                        --------
Brazil (0.1%)
Telecomunicacoes Brasileiras SA
(Utilities - Telephone)...........................            400         30,600
                                                                        --------
Canada (0.3%)
BCE, Inc. (Utilities - Telephone) ................            408         19,442
Canadian National Railway (Transportation)........            500         19,000
Intertape Polymer Group, Inc. (Paper
  and Containers) ................................          1,000         22,945
Petro-Canada (Oil and Gas) .......................            400          5,647
Royal Bank of Canada (Banks) .....................            600         21,056
                                                                        --------
Total Canada .....................................                        88,090
                                                                        --------
Chile (0.0%)
Empresa Nacional Electricidad SA
(Utilities - Electric) ...........................            500          7,750
                                                                        --------
Denmark (0.3%)
Carli Gry International A/S + (Apparel)...........            500         23,903
Falck A/S (Commercial Services) ..................            100         29,836
ISS International Service System A/S
  (Diversified) ..................................            500         13,138
Tele Danmark A/S (Utilities - Telephone)..........            350         19,283
                                                                        --------
Total Denmark ....................................                        86,160
                                                                        --------
Finland (0.2%)
Huhtamaki Group (Diversified) ....................            500         23,215
Oy Nokia Ab (Telecommunications) .................            500         28,943
                                                                        --------
Total Finland ....................................                        52,158
                                                                        --------
France (0.6%)
Credit Local de France (Financial Services).......            300         26,083
Elf Aquitaine SA (Oil and Gas) ...................            300         27,255
Eridania Beghin-Say SA (Foods and Beverages)......            100         16,062
Pathe SA +  (Media and Entertainment) ............            150         36,066
Union des Assurances Federales (Insurance)........            300         36,932
Usinor Sacilor (Metals and Mining) ...............          1,000         14,523
                                                                        --------
Total France .....................................                       156,921
                                                                        --------
Germany (0.6%)
BASF AG (Chemicals) ..............................          1,200         45,941
Commerzbank AG (Banks) ...........................          1,500         38,057

                                                        Number
                                                         of            Market
                                                        Shares          Value
                                                       --------       ----------
Germany (continued)
Deutsche Pfandbrief & Hypothekenbank AG (Banks) ....           500       $22,516
Leifheit AG (Home Furnishings and Appliances).......           400        15,443
Schering AG (Pharmaceuticals) ......................           200        16,858
VEBA AG (Utilities - Electric) .....................           600        34,456
                                                                         -------
Total Germany ......................................                     173,271
                                                                         -------
Hong Kong (0.3%)
China Light & Power Co. Ltd. (Utilities - Electric).         4,000        17,789
HSBC Holdings Plc (Banks) ..........................         1,582        33,849
Regal Hotels International (Hotels and Restaurants).        74,000        25,831
                                                                         -------
Total Hong Kong ....................................                      77,469
                                                                         -------
Indonesia (0.1%)
PT Semen Gresik (Building Materials
  and Construction) ................................        10,000        32,169
                                                                         -------
Ireland (0.1%)
Golden Vale Plc (Foods and Beverages) ..............        16,000        17,331
Waterford Wedgewood Plc (Home
  Furnishings and Appliances) ......................        12,047        15,292
                                                                         -------
Total Ireland ......................................                      32,623
                                                                         -------
Italy (0.2%)
Istituto Mobiliare Italiano S.p.A
  (Financial Services) .............................         2,300        19,665
Pirelli S.p.A. (Autos and Auto Equipment)...........        15,000        27,770
Stet Societa' Finanziaria Telefonica
  S.p.A. (Telecommunications) ......................         6,000        20,224
                                                                         -------
 Total Italy .......................................                      67,659
                                                                         -------
Japan (2.0%)
AJL PEPS Trust (Consumer Products) .................         1,000        16,375
Bank of Tokyo-Mitsubishi (Banks) ...................         1,000        18,523
Daibiru Corp. (Real Estate Investment Trusts).......         1,000         9,219
Daiichi Pharmaceutical (Pharmaceuticals)............         3,000        48,074
DDI Corp. (Utilities - Telephone) ..................             4        26,398
Furukawa Electric Co. (Electrical Equipment)........         5,000        23,650
Hitachi Koki (Electrical Equipment) ................         3,000        21,427
Hitachi Ltd. (Electrical and Electronics)...........         4,000        37,219
Komatsu Ltd. (Machinery and Equipment)..............         3,000        24,554
Konica Corp. (Chemicals) ...........................         4,000        26,467
Matsushita Electric Industrial Co.
  Ltd. (Electrical and Electronics) ................         2,000        32,567
Mitsubishi Heavy Industries Ltd.
  (Aerospace and Defense) ..........................         3,000        23,779
Mizuno Corp. (Consumer Products) ...................         2,000        15,129
NAMCO (Media and Entertainment) ....................         2,000        61,170
Nintendo Co. Ltd. (Electrical and Electronics)......         1,000        71,422
Nippon Densetsu Kogyo (Building
  Materials and Construction) ......................         2,000        18,609
Shinmaywa Industries Ltd. (Autos and
  Auto Equipment) ..................................         2,000        14,698


78 See Notes to Portfolio of Investments.

================================================================================

                                                        Number
                                                         of            Market
                                                        Shares          Value
                                                       --------       ----------

Japan (continued)
Takara Standard (Building Materials
  and Construction) ................................         2,000       $16,628
Tsukishima Kikai (Machinery and Equipment)..........         1,000        16,456
West Japan Railway (Transportation) ................            10        32,308
                                                                         -------
Total Japan ........................................                     554,672
                                                                         -------
Malaysia (0.1%)
Lion Land Bhd (Financial Services) .................        14,000        14,468
Oriental Holdings Bhd (Diversified) ................         2,800        19,069
                                                                         -------
Total Malaysia .....................................                      33,537
                                                                         -------
Mexico (0.2%)
ALFA, SA de C.V. (Diversified) .....................         4,494        20,666
Panamerican Beverages, Inc. (Foods and Beverages)...           700        32,813
                                                                         -------
Total Mexico .......................................                      53,479
                                                                         -------
Netherlands (0.1%)
ING Groep N.V. (Banks) .............................           255         9,170
Philips Electronics N.V. (Electrical
  and Electronics) .................................           500        20,234
                                                                         -------
Total Netherlands ..................................                      29,404
                                                                         -------
Norway (0.3%)
Den norske Bank ASA (Banks) ........................         5,000        19,106
Kvaerner ASA (Transportation) ......................           600        29,176
Schibsted ASA (Printing and Publishing).............         2,100        38,643
                                                                         -------
 Total Norway ......................................                      86,925
                                                                         -------
Singapore (0.4%)
City Developements Ltd. (Real Estate
  Investment Trusts) ...............................         3,000        27,023
Clipsal Industries Ltd. (Electrical Equipment)......         6,000        21,840
Development Bank of Singapore Ltd. (Banks)..........         2,000        27,023
Wing Tai Holdings Ltd. (Diversified) ...............        15,000        42,893
                                                                         -------
Total Singapore ....................................                     118,779
                                                                         -------
South Korea (0.1%)
Korea Electric Power Corp. (Utilities - Electric) ..           800        16,400
                                                                         -------
Spain (0.3%)
Cubiertas y Mzov SA (Building
  Materials and Construction) ......................           450        34,595
Repsol SA (Oil and Gas) ............................         1,100        42,114
                                                                         -------
Total Spain ........................................                      76,709
                                                                         -------
Sweden (0.6%)
Enator AB +  (Commercial Services) .................         1,200        30,668
Frontec AB +  (Computer Software) ..................         2,000        34,563
Mo Och Domsjoe AB (Paper and Containers)............         1,000        28,119
Skandinaviska Enskilda Banken (Banks) ..............         4,000        41,007
Volvo AB (Autos and Auto Equipment) ................         1,600        35,266
                                                                         -------
 Total Sweden ......................................                     169,623
                                                                         -------

                                                        Number
                                                         of            Market
                                                        Shares          Value
                                                       --------       ----------

Switzerland (0.1%)
Baloise Holding Ltd. (Insurance) ...............              10      $   20,034
                                                                      ----------

United Kingdom (1.2%)
Bank of Scotland (Banks) .......................           7,182          37,916
Burton Group Plc (Retail) ......................           7,000          18,777
Commercial Union Plc (Insurance) ...............           5,000          58,484
Cowie Group Plc (Autos and Auto Equipment) .....           6,000          41,431
Granada Group Plc (Diversified) ................           1,809          26,670
Hillsdown Holdings Plc (Foods and Beverages) ...           6,536          22,370
Inchcape Plc (Retail) ..........................           3,622          16,890
Ladbroke Group Plc (Media and Entertainment) ...          15,309          60,518
Shell Transport & Trading Co. (Oil and Gas) ....           2,800          48,467
                                                                      ----------
Total United Kingdom ...........................                         331,523
                                                                      ----------
Total Foreign Common Stocks ....................                       2,559,732
                                                                      ----------
Total Common Stocks (cost $11,013,970) .........                      12,834,183
                                                                      ----------

PREFERRED STOCKS (0.1%)
Germany (0.1%)
Gerry Weber International AG (Apparel)  ........             567          23,179
                                                                      ----------
Total Preferred Stocks (cost $25,277) ..........                          23,179
                                                                      ----------

                                                      Principal         Market
                                                       Amount           Value
                                                     ----------       ----------

LONG-TERM BONDS AND NOTES (4.4%)
U.S. Government Obligations (4.4%)
U.S. Treasury Note, 6.50%, 05/15/05 ..........       $1,200,000       $1,208,438
                                                                      ----------
Total Long-Term Bonds and Notes
  (cost $1,251,096) ..........................                         1,208,438
                                                                      ----------

SHORT-TERM INVESTMENTS (48.2%)
Alamo Funding Lp ++, Comm. Paper,
  6.00%, 01/09/97 ............................        1,100,000        1,098,717
Budget Funding Corp., Comm. Paper,
  5.40%, 01/07/97 ............................          900,000          899,325
Central Corporate Credit Union of
  Michigan, Comm. Paper, 5.50%, 01/15/97 .....        1,000,000          998,014
Ciesco L.P. ++, Comm. Paper, 5.85%,
  01/10/97 ...................................        1,100,000        1,098,570
Cooperative Association of Tractor
  Dealers, Comm. Paper, 6.40%, 01/06/97 ......        1,000,000          999,289
Corporate Asset Funding ++, Comm Paper,
  5.48%, 01/03/97 ............................        1,000,000          999,848
Countrywide Home Loans, Comm. Paper,
  6.20%, 01/07/97 ............................        1,100,000        1,099,053
Dakota Certificates-Standard Credit Card
  Master Trust 1 ++, Asset-Backed Securities,
  5.65%, 01/15/97 ............................        1,000,000          997,960
Dealers Capital Access Trust, Inc.,
  Comm. Paper, 7.00%, 01/02/97 ...............          522,000          522,000
Hertz Corp., Comm. Paper, 5.79%, 01/08/97 ....        1,100,000        1,098,939

Aetna Generation Portfolios, Inc.
Portfolio of Investments - December 31, 1996
Aetna Legacy (continued)
================================================================================

                                                      Principal         Market
                                                       Amount           Value
                                                     ----------       ----------

SHORT-TERM INVESTMENTS (continued)
Lockheed Martin Corp. ++, Comm Paper, 7.15%,
  01/02/97 ...................................      $ 1,000,000      $ 1,000,000
Oklahoma Gas & Electric Co., Comm Paper,
  6.20%, 01/06/97 ............................        1,100,000        1,099,242
Pactel Capital Resources ++, Comm Paper,
  6.50%, 01/02/97 ............................        1,100,000        1,100,000
U.S. Treasury Bill +++, Time Deposit, 5.08%,
  08/21/97 ...................................          275,000          265,903
U.S. Treasury Bill +++, Time Deposit, 5.10%,
  08/21/97 ...................................          100,000           96,728
                                                                     -----------
Total Short-Term Investments
  (cost $13,373,721) .........................                        13,373,588
                                                                     -----------
TOTAL INVESTMENTS
  (cost $25,664,064)(a) ......................                        27,439,388
Other assets less liabilities ................                           314,418
                                                                     -----------
Total Net Assets .............................                       $27,753,806
                                                                     ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amount to $25,664,597. Unrealized gains and losses, based on identified tax cost at December 31, 1996, are as follows:

Unrealized gains .............................                       $2,006,232
Unrealized losses ............................                         (231,441)
                                                                     ----------
  Net unrealized gain ........................                       $1,774,791
                                                                     ==========

+ Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

+++ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1996.

Category percentages are based on net assets.


Information concerning open futures contracts at December 31, 1996 is shown below:

                                Initial
                      No. of    Notional     Expiration Unrealized
                     Contracts    Value        Date     Gain/(Loss)
                     ---------  ----------   ---------- -----------

Long Contracts
Dutch Government
  Bond Future ....        1     $ 162,956    March 97   $     (665)
10 Year Swiss
  Bond Future ....        1        86,884    March 97          678
10 Year US
  Treasury Note          42     4,625,813    March 97      (42,563)
  Future .........
2 Year US
  Treasury Note          11     2,285,938    March 97      (11,172)
  Future .........
Short Contracts
Russell 2000
  Index Future ...        2       (363,000)  March 97          250
S & P 500 Index
  Future .........        3      (1,104,00)  March 97      (12,750)
S & P Mid-Cap
  Index Future ...        6       (754,800)  March 97      (15,000)
                                ----------              ----------
                                $4,939,791              $  (81,222)
                                ==========              ==========

80 See Notes to Financial Statements.

Aetna Generation Portfiolios, Inc.
Statements of Assets and Liabilities
December 31, 1996
================================================================================

                                                                                   Aetna                Aetna              Aetna
                                                                                   Ascent             Crossroads           Legacy
                                                                                 -----------         -----------         -----------
Assets:
Investments, at market value ...........................................         $43,656,988         $37,060,775         $27,439,388
Cash ...................................................................               3,248               2,926               1,703
Cash denominated in foreign currencies .................................             599,491             479,520             285,540
Receivable for:
    Dividends and interest .............................................              76,068              57,618              34,218
    Investments sold ...................................................             349,997              49,882              13,156
    Fund shares sold ...................................................             671,269             245,412              72,410
    Variation margin ...................................................              15,245                 202                --
    Recoverable taxes ..................................................               1,174                 877                 535
    Miscellaneous ......................................................                 820                 771               1,133
Gross unrealized gain on forward foreign currency exchange
  contracts ............................................................              57,332              43,489              30,435
                                                                                 -----------         -----------         -----------
         Total assets ..................................................          45,431,632          37,941,472          27,878,518
                                                                                 -----------         -----------         -----------
Liabilities:
Payable for:
    Investments purchased ..............................................             246,920             226,498              72,723
    Fund shares redeemed ...............................................                --                     3              26,337
    Variation margin ...................................................                --                  --                 7,716
Gross unrealized loss on forward foreign currency exchange
  contracts ............................................................               2,931               2,278               1,541
Accrued investment advisory fees .......................................              21,062              17,853              13,116
Accrued administrative service fees ....................................               5,266               4,463               3,279
                                                                                 -----------         -----------         -----------
         Total liabilities .............................................             276,179             251,095             124,712
                                                                                 -----------         -----------         -----------
NET ASSETS .............................................................         $45,155,453         $37,690,377         $27,753,806
                                                                                 ===========         ===========         ===========
Net assets represented by:
Paid-in capital ........................................................         $39,951,363         $33,989,852         $25,759,287
Unrealized gain ........................................................           4,636,231           3,250,875           1,722,945
Undistributed net investment income ....................................             213,667             171,098              10,864
Accumulated net realized gain ..........................................             354,192             278,552             260,710
                                                                                 -----------         -----------         -----------
NET ASSETS .............................................................         $45,155,453         $37,690,377         $27,753,806
                                                                                 ===========         ===========         ===========
Capital Shares, $.001 par value:
  Shares authorized (millions) .........................................               2,000               2,000               2,000
  Outstanding ..........................................................           3,578,309           3,146,469           2,466,029
  Net Asset Value per share (net assets divided by shares
    outstanding) .......................................................         $    12.619         $    11.979         $    11.255

Cost of Investments ....................................................         $38,971,417         $33,731,925         $25,664,064
Cost of cash denominated in foreign currencies .........................         $   596,130         $   478,052         $   285,496

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Statements of Operations
Year ended December 31, 1996
================================================================================

                                                                                     Aetna             Aetna              Aetna
                                                                                     Ascent          Crossroads           Legacy
                                                                                  -----------        -----------        -----------
Investment Income:
Dividends .................................................................       $   632,454        $   463,929        $   306,329
Interest ..................................................................           209,898            434,616            518,828
                                                                                  -----------        -----------        -----------
                                                                                      842,352            898,545            825,157
Foreign taxes withheld ....................................................           (12,619)            (9,097)            (5,669)
                                                                                  -----------        -----------        -----------
      Total investment income .............................................           829,733            889,448            819,488
                                                                                  -----------        -----------        -----------

Investment Expenses:
Investment advisory fees ..................................................           136,513            129,138            105,706
Administrative services fees ..............................................            34,751             26,567             21,226
Miscellaneous .............................................................            35,683             30,427             27,105
                                                                                  -----------        -----------        -----------
      Total investment expenses ...........................................           206,947            186,132            154,037
                                                                                  -----------        -----------        -----------
Net investment income .....................................................           622,786            703,316            665,451
                                                                                  -----------        -----------        -----------

Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
  Sale of investments .....................................................         1,424,061          1,159,590            936,895
  Futures and forward currency contracts ..................................           292,787            293,790            228,068
  Foreign currency transactions ...........................................           (87,231)            (5,566)            (6,332)
                                                                                  -----------        -----------        -----------
         Net realized gain on investments .................................         1,629,617          1,447,814          1,158,631
                                                                                  -----------        -----------        -----------
Net change in unrealized gain or loss on:
  Investments .............................................................         3,485,551          2,324,867            928,103
  Futures and forward currency contracts ..................................           (88,206)          (113,394)           (83,061)
  Foreign currency transactions ...........................................            80,687              1,732               (173)
                                                                                  -----------        -----------        -----------
         Net change in unrealized gain or loss on investments .............         3,478,032          2,213,205            844,869
                                                                                  -----------        -----------        -----------
Net realized and change in unrealized gain ................................         5,107,649          3,661,019          2,003,500
                                                                                  -----------        -----------        -----------
Increase  in net assets resulting from operations .........................       $ 5,730,435        $ 4,364,335        $ 2,668,951
                                                                                  ===========        ===========        ===========

See Notes to Financial Statements.

Aetna Generation Portfolios, Inc.
Statements of Changes in Net Assets
================================================================================

                                                                                                             Aetna Ascent
                                                                                                   --------------------------------
                                                                                                                        Period from
                                                                                                                       July 5, 1995
                                                                                                    Year Ended              to
                                                                                                   December 31,         December 31,
                                                                                                       1996                1995
                                                                                                   ------------        ------------
From Operations:
Net investment income ......................................................................       $    622,786        $    199,959
Net realized gain on investments ...........................................................          1,629,617             439,918
Net change in unrealized gain or loss on investments .......................................          3,478,032           1,158,199
                                                                                                   ------------        ------------
  Increase in net assets resulting from operations .........................................          5,730,435           1,798,076
                                                                                                   ------------        ------------
Distributions to Shareholders:
From net investment income .................................................................           (646,312)           (427,870)
From net realized gains ....................................................................         (1,314,791)                 --
                                                                                                   ------------        ------------
  Decrease in net assets from distributions to shareholders ................................         (1,961,103)           (427,870)
                                                                                                   ------------        ------------
From Fund Share Transactions:
Proceeds from shares sold ..................................................................         33,848,909          24,150,259
Net asset value of shares issued to shareholders
  upon reinvestment of distributions .......................................................          1,961,103             427,870
Cost of shares redeemed ....................................................................        (13,273,777)         (7,098,449)
                                                                                                   ------------        ------------
  Increase in net assets from fund share transactions ......................................         22,536,235          17,479,680
                                                                                                   ------------        ------------
Change in net assets .......................................................................         26,305,567          18,849,886

Net Assets:
Beginning of period ........................................................................         18,849,886                  --
                                                                                                   ------------        ------------
End of period ..............................................................................       $ 45,155,453        $ 18,849,886
                                                                                                   ============        ============

End of period net assets includes undistributed (distributions in excess of) net
  investment income ........................................................................       $    213,667        $     (5,803)
                                                                                                   ============        ============
Share Transactions:
Number of shares sold ......................................................................          2,852,183           2,378,369
Number of shares issued upon reinvestment of distributions .................................            159,062              39,636
Number of shares redeemed ..................................................................         (1,179,070)           (671,871)
                                                                                                   ------------        ------------
  Net increase .............................................................................          1,832,175           1,746,134
                                                                                                   ============        ============

See Notes to Financial Statements.
                                                                              83

Aetna Generation Portfolios, Inc.
Statements of Changes in Net Assets
================================================================================

                                                                                                           Aetna Crossroads
                                                                                                 ----------------------------------
                                                                                                                       Period from
                                                                                                                       July 5, 1995
                                                                                                  Year Ended                to
                                                                                                 December 31,           December 31,
                                                                                                     1996                  1995
                                                                                                 ------------          ------------
From Operations:
Net investment income ..................................................................         $    703,316          $    225,738
Net realized gain on investments .......................................................            1,447,814               340,018
Net change in unrealized gain or loss on investments ...................................            2,213,205             1,037,670
                                                                                                 ------------          ------------
  Increase in net assets resulting from operations .....................................            4,364,335             1,603,426
                                                                                                 ------------          ------------
Distributions to Shareholders:
From net investment income .............................................................             (790,607)             (327,474)
From net realized gains ................................................................           (1,203,828)                   --
                                                                                                 ------------          ------------
  Decrease in net assets from distributions to shareholders ............................           (1,994,435)             (327,474)
                                                                                                 ------------          ------------
From Fund Share Transactions:
Proceeds from shares sold ..............................................................           30,565,631            23,185,016
Net asset value of shares issued to shareholders
  upon reinvestment of distributions ...................................................            1,994,435               327,474
Cost of shares redeemed ................................................................          (16,053,016)           (5,975,015)
                                                                                                 ------------          ------------
  Increase in net assets from fund share transactions ..................................           16,507,050            17,537,475
                                                                                                 ------------          ------------
Change in net assets ...................................................................           18,876,950            18,813,427

Net Assets:
Beginning of period ....................................................................           18,813,427                    --
                                                                                                 ------------          ------------
End of period ..........................................................................         $ 37,690,377          $ 18,813,427
                                                                                                 ============          ============

End of period net assets includes undistributed net investment income ..................         $    171,098          $      7,137
                                                                                                 ============          ============
Share Transactions:
Number of shares sold ..................................................................            2,665,935             2,288,051
Number of shares issued upon reinvestment of distributions .............................              169,462                30,491
Number of shares redeemed ..............................................................           (1,440,613)             (566,857)
                                                                                                 ------------          ------------
Net increase ...........................................................................            1,394,784             1,751,685
                                                                                                 ============          ============

See Notes to Financial Statements.

================================================================================

                                                                                                           Aetna Legacy
                                                                                                 ----------------------------------
                                                                                                                        Period from
                                                                                                                       July 5, 1995
                                                                                                 Year Ended                 to
                                                                                                 December 31,           December 31,
                                                                                                     1996                  1995
                                                                                                 ------------          ------------
From Operations:
Net investment income ..................................................................         $    665,451          $    251,816
Net realized gain on investments .......................................................            1,158,631               280,645
Net change in unrealized gain or loss on investments ...................................              844,869               878,076
                                                                                                 ------------          ------------
  Increase in net assets resulting from operations .....................................            2,668,951             1,410,537
                                                                                                 ------------          ------------
Distributions to Shareholders:
From net investment income .............................................................             (730,661)             (321,791)
From net realized gains ................................................................           (1,061,503)                   --
                                                                                                 ------------          ------------
  Decrease in net assets from distributions to shareholders ............................           (1,792,164)             (321,791)
                                                                                                 ------------          ------------
From Fund Share Transactions:
Proceeds from shares sold ..............................................................           25,960,960            21,576,530
Net asset value of shares issued to shareholders
  upon reinvestment of distributions ...................................................            1,792,164               321,791
Cost of shares redeemed ................................................................          (19,129,539)           (4,733,633)
                                                                                                 ------------          ------------
  Increase in net assets from fund share transactions ..................................            8,623,585            17,164,688
                                                                                                 ------------          ------------
Change in net assets ...................................................................            9,500,372            18,253,434

Net assets:
Beginning of period ....................................................................           18,253,434                    --
                                                                                                 ------------          ------------
End of period ..........................................................................         $ 27,753,806          $ 18,253,434
                                                                                                 ============          ============

End of period net assets includes undistributed net investment income ..................         $     10,864          $     13,801
                                                                                                 ============          ============
Share Transactions
Number of shares sold ..................................................................            2,350,084             2,138,745
Number of shares issued upon reinvestment of distributions .............................              160,746                30,251
Number of shares redeemed ..............................................................           (1,760,792)             (453,005)
                                                                                                 ------------          ------------
Net increase ...........................................................................              750,038             1,715,991
                                                                                                 ============          ============

See Notes to Financial Statements.
                                                                              85

Aetna Generation Portfolios, Inc.
Notes to Financial Statements
December 31, 1996
================================================================================

1. Summary of Significant Accounting Policies

Aetna Generation Portfolios, Inc. (the Company) was incorporated in 1994 as a Maryland Corporation. The Company is an open-end management investment company and is authorized to issue multiple series of shares, each representing a diversified portfolio of investments (Portfolio) with different investment objectives, policies and restrictions. Currently, the Company offers shares of the Aetna Ascent Variable Portfolio (Aetna Ascent); Aetna Crossroads Variable Portfolio (Aetna Crossroads); and Aetna Legacy Variable Portfolio (Aetna Legacy). The Company commenced investment operations on July 5, 1995. The Portfolios are asset allocation funds that seek to maximize long-term investment returns at varying levels of risk.

Shares of each Portfolio are owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. It is currently expected that all shares will be held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

ALIAC serves as the Investment Adviser and principal underwriter to each Portfolio. It is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc. which is in turn a wholly-owned subsidiary of Aetna Inc.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

A. Valuation of Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest approximates market. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Directors.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B. Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuation in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by each Portfolio are closed prior to expiration.

================================================================================

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and foreign currency exchange contracts are reflected in the accompanying financial statements. For federal income tax purposes, any futures contracts and forward foreign currency exchange contracts which remain open at year end are marked-to-market and the resultant net gain or loss is included in federal taxable income.

C. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. Federal Income Taxes

As a qualified regulated investment company, each Portfolio is relieved of federal income and excise taxes by distributing its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

E. Distributions

The Company distributes all net investment income and net capital gains, if any, to shareholders annually. Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for foreign currency related transactions and deferred losses on wash sales.

F. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security using a yield-to-maturity method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

2. Investment Advisory and Administrative Services Fees

For the the period January 1, 1996 through July 31, 1996, ALIAC received an investment advisory fee at an annual rate of 0.50% of the average daily net assets of each Portfolio. On June 17, 1996, the shareholders of each Portfolio voted to approve a new Investment Advisory Agreement, effective August 1, 1996, which provides for an increase in the annual advisory fee to 0.60% of average daily net assets for each Portfolio.

Aetna Generation Portfolios, Inc.
Notes to Financial Statements
December 31, 1996 (continued)
================================================================================

2. Investment Advisory and Administrative Services Fees (continued)

Prior to May 1, 1996, the Portfolios had entered into an administrative services agreement (the Agreement) with ALIAC whereby ALIAC was reimbursed for a share of its overhead related to managing the Portfolios. In addition, ALIAC had been paying, and the Portfolios had been reimbursing ALIAC for, the Portfolios' ordinary, recurring expenses such as legal fees, directors' fees, custodial fees and insurance premiums. Effective May 1, 1996, the Agreement was modified to enable each Portfolio to fix the amount of its costs and expenses. Under the terms of the new Agreement, ALIAC will receive a fixed fee in exchange for providing the services described above including reimbursement of its overhead related to managing the Portfolios. The new Agreement provides for ALIAC to receive a fixed fee at an annual rate of 0.15% of average daily net assets for each Portfolio.

On June 17, 1996, the shareholders of each Portfolio voted to approve a subadvisory agreement (the Subadvisory Agreement) among the Portfolios, ALIAC and ALIAC's affiliate, Aeltus Investment Management, Inc. (Aeltus). Under the terms of the Subadvisory Agreement, Aeltus will supervise the investment and reinvestment of cash and securities and provide certain related administrative services for each Portfolio in exchange for fees of up to 0.35% of each Portfolio's average daily net assets. For the year ended December 31, 1996, ALIAC paid Aeltus $46,685, $42,853, and $31,592 for Ascent, Crossroads and Legacy, respectively, in accordance with the terms of the Subadvisory Agreement.

3. Purchases and Sales of Investment Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 1996 were:

                           Cost of Purchases                Proceeds from Sales
                           -----------------                -------------------
     Aetna Ascent             $35,145,847                      $23,073,736
     Aetna Crossroads          23,338,030                       17,263,904
     Aetna Legacy              12,429,744                       12,698,618

4.  Forward Foreign Currency Exchange Contracts

At December 31, 1996, Aetna Ascent, Aetna Crossroads, and Aetna Legacy had the following open forward foreign currency exchange contracts that obligate the Portfolios to deliver currencies at specified future dates. The net unrealized gains of $54,401, $41,211, and $28,894, respectively, on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:



Aetna Ascent:

    Exchange               Currency to       U.S. $ Value            Currency to           U.S. $ Value        Unrealized
      Date                 be Delivered    December 31, 1996         be Received         December 31, 1996    Gain (Loss)
      ----                 ------------    -----------------         -----------         -----------------    -----------
Contracts to Buy
----------------
    2/10/97                   29,813            $29,813                 40,000               $29,914               $101
                            U.S. Dollar                              Swiss Franc
---------------------------------------------------------------------------------------------------------------------------
   1/24/97                   101,789            101,789             11,450,000                99,017             (2,772)
                            U.S. Dollar                             Japanese Yen
---------------------------------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
    2/10/97                   68,000             50,854                 57,143                57,143              6,289
                            Swiss Franc                              U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
     3/3/97                  459,000            299,024                306,839               306,839              7,815
                       German Deutschemark                           U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------
     3/3/97                   20,000             13,029                 12,936                12,936                (93)
                       German Deutschemark                           U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------

================================================================================


Aetna Ascent (continued):

    Exchange        Currency to              U.S. $ Value            Currency to           U.S. $ Value        Unrealized
      Date         be Delivered            December 31, 1996         be Received        December 31, 1996     Gain (Loss)
      ----         ------------            -----------------         -----------        -----------------     -----------
Contracts to Sell (continued)
-----------------------------
    2/13/97          1,050,000                $202,492                 207,436               $207,436               $4,944
                   French Franc                                      U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    1/24/97         41,310,000                 357,239                 370,626                370,626               13,387
                   Japanese Yen                                      U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    3/13/97         26,480,000                 230,455                 244,012                244,012               13,557
                   Japanese Yen                                      U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    3/17/97         22,850,000                 198,978                 209,210                209,210               10,232
                   Japanese Yen                                      U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    4/18/97            210,000                 122,279                 123,286                123,286                1,007
                   Dutch Guilder                                     U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
     1/7/97         48,811,000                  31,966                  31,900                 31,900                  (66)
                   Italian Lira                                      U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $54,401
                                                                                                                  =========


Aetna Crossroads:

Contracts to Buy
----------------
    2/10/97             22,359                  22,359                  30,000                22,435                    76
                       U.S. Dollar                                  Swiss Franc
-----------------------------------------------------------------------------------------------------------------------------
    1/24/97             80,098                  80,098               9,010,000                77,916                (2,182)
                       U.S. Dollar                                  Japanese Yen
-----------------------------------------------------------------------------------------------------------------------------

Contracts to Sell
-----------------

    2/10/97             40,000                  29,914                  33,614                33,614                 3,700
                       Swiss Franc                                   U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
     3/3/97            385,000                 250,815                 256,971               256,971                 6,156
                   German Deutschemark                               U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
     3/3/97             10,000                   6,514                   6,468                 6,468                   (46)
                   German Deutschemark                               U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    2/13/97            822,000                 158,522                 161,986               161,986                 3,464
                      French Franc                                   U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    3/13/97         25,970,000                 226,016                 238,700               238,700                12,684
                      Japanese Yen                                   U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    3/17/97         13,920,000                 121,216                 127,449               127,449                 6,233
                      Japanese Yen                                   U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    1/24/97         33,950,000                 293,592                 304,049               304,049                10,457
                      Japanese Yen                                   U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    4/18/97            150,000                  87,342                  88,061                88,061                   719
                     Dutch Guilders                                  U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
     1/7/97         37,103,000                  24,298                  24,248                24,248                   (50)
                      Italian Lira                                   U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $41,211
                                                                                                                  =========

================================================================================


Aetna Legacy:

    Exchange           Currency to           U.S. $ Value            Currency to           U.S. $ Value        Unrealized
      Date            be Delivered         December 31, 1996         be Received        December 31, 1996     Gain (Loss)
      ----            ------------         -----------------         -----------        -----------------     -----------
Contracts to Buy
----------------
    2/10/97               14,906               $14,906                20,000                 $14,957                   $51
                       U.S. Dollar                                  Swiss Francs
-----------------------------------------------------------------------------------------------------------------------------
    1/24/97               51,207                51,207             5,760,000                  49,811                (1,396)
                       U.S. Dollar                                  Japanese Yen
-----------------------------------------------------------------------------------------------------------------------------

Contracts to Sell
-----------------

    2/10/97               35,000                26,175                29,412                  29,412                 3,237
                      Swiss Francs                                  U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
     3/3/97              188,000               122,476               126,478                 126,478                 4,002
                   German Deutschemark                              U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
     3/3/97               20,000                13,029                12,936                  12,936                   (93)
                   German Deutschemark                              U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    2/13/97              547,600               105,604               107,825                 107,825                 2,221
                      French Francs                                 U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    3/13/97            1,111,000                96,690               102,883                 102,883                 6,193
                      Japanese Yen                                  U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    1/24/97           28,530,000               246,721               255,563                 255,563                 8,842
                      Japanese Yen                                  U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    3/17/97           12,400,000               107,979               113,532                 113,532                 5,553
                      Japanese Yen                                  U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
    4/18/97               70,000                40,759                41,095                  41,095                   336
                     Dutch Guilders                                 U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
     1/7/97           38,022,000                24,900                24,848                  24,848                   (52)
                      Italian Lira                                  U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $28,894
                                                                                                                ===========

5.  Certain Reclassifications

In accordance with Statement of Position 93-2, the Portfolios had the following reclassifications to the Statement of Assets and Liabilities:

                                                                     Undistributed Net Investment     Accumulated Net Realized Gain
                                            Paid-in Capital                     Income                        on Investments
                                       --------------------------- --------------------------------- -------------------------------
Aetna Ascent                                  $(64,552)                       $242,996                          $(178,444)
Aetna Crossroads                               (54,673)                        251,252                           (196,579)
Aetna Legacy                                   (28,986)                         62,273                            (33,287)

Theses reclassifications have no impact on the net asset value of the Portfolios and are designed to present each Portfolio's capital accounts on a tax basis.

================================================================================

Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited)

As of December 31, 1996, the Portfolios declared long term capital gain dividends per share as follows:

                                          July 1996             December 1996
                                          ---------             -------------

       Aetna Ascent                        $0.0275                 $0.0370
       Aetna Crossroads                     0.0400                  0.0725
       Aetna Legacy                         0.0400                  0.0200

All of the income dividends paid by each Portfolio were ordinary income for federal income tax purposes. The percentage of dividends that were qualifying dividends for the corporate dividends received deduction were:


       Aetna Ascent                         30.57%
       Aetna Crossroads                     23.17%
       Aetna Legacy                         17.99%

Aetna Generation Portfolios, Inc.
Financial Highlights
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                        Aetna Ascent
                                                                                            -------------------------------------
                                                                                             Year Ended              Period from
                                                                                            December 31,           July 5, 1995 to
                                                                                                1996              December 31, 1995+
                                                                                            ------------          ------------------
Net asset value, beginning of period ..........................................             $     10.795             $     10.000
                                                                                            ------------             ------------
Income from investment operations:
  Net investment income .......................................................                    0.225                    0.116
  Net realized and change in unrealized gain ..................................                    2.286                    0.929
                                                                                            ------------             ------------
        Total from investment operations ......................................             $      2.511             $      1.045
                                                                                            ------------             ------------
Less distributions:
  From net investment income ..................................................                   (0.230)                  (0.250)
  From net realized gains on investments ......................................                   (0.457)                      --
                                                                                            ------------             ------------
        Total distributions ...................................................                   (0.687)                  (0.250)
                                                                                            ------------             ------------
Net asset value, end of period ................................................             $     12.619             $     10.795
                                                                                            ============             ============

Total return* .................................................................                    23.58%                   10.45%
Net assets, end of period (000's) .............................................             $     45,155             $     18,850
Ratio of total expenses to average net assets** ...............................                     0.84%                    1.59%
Ratio of net investment income to average net assets** ........................                     2.53%                    2.26%
Portfolio turnover rate .......................................................                   109.77%                   39.77%
Average commission rate paid per share ........................................             $     0.0296                       --

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

** Annualized for periods of less than one year.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


See Notes to Financial Statements

-------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                      Aetna Crossroads
                                                                                            -------------------------------------

                                                                                             Year Ended              Period from
                                                                                            December 31,           July 5, 1995 to
                                                                                                1996              December 31, 1995+
                                                                                            ------------          ------------------
Net asset value, beginning of period ..........................................             $     10.740             $     10.000
                                                                                            ------------             ------------
Income from investment operations:
  Net investment income .......................................................                    0.270                    0.131
  Net realized and change in unrealized gain ..................................                    1.722                    0.799
                                                                                            ------------             ------------
        Total from investment operations ......................................             $      1.992             $      0.930
                                                                                            ------------             ------------
Less distributions:
  From net investment income ..................................................                   (0.300)                  (0.190)
  From net realized gains on investments ......................................                   (0.453)                      --
                                                                                            ------------             ------------
        Total distributions ...................................................                   (0.753)                  (0.190)
                                                                                            ------------             ------------
Net asset value, end of period ................................................             $     11.979             $     10.740
                                                                                            ============             ============

Total return* .................................................................                    18.81%                    9.30%
Net assets, end of period (000's) .............................................             $     37,690             $     18,813
Ratio of total expenses to average net assets** ...............................                     0.80%                    1.60%
Ratio of net investment income to average net assets** ........................                     3.01%                    2.56%
Portfolio turnover rate .......................................................                   105.66%                   49.38%
Average commission rate paid per share ........................................             $     0.0284                       --

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

** Annualized for periods of less than one year.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


See Notes to Financial Statements
                                                                              93

Aetna Generation Portfolios, Inc.
Financial Highlights
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                        Aetna Legacy
                                                                                            ----------------------------------------
                                                                                             Year Ended              Period from
                                                                                            December 31,           July 5, 1995 to
                                                                                                1996              December 31, 1995+
                                                                                            ------------         -------------------
Net asset value, beginning of period ..........................................             $     10.637            $     10.000
                                                                                            ------------            ------------
Income from investment operations:
  Net investment income .......................................................                    0.334                   0.148
  Net realized and change in unrealized gain ..................................                    1.150                   0.679
                                                                                            ------------            ------------
        Total from investment operations ......................................             $      1.484            $      0.827
                                                                                            ------------            ------------
Less distributions:
  From net investment income ..................................................                   (0.363)                 (0.190)
  From net realized gains on investments ......................................                   (0.503)                     --
                                                                                            ------------            ------------
        Total distributions ...................................................                   (0.866)                 (0.190)
                                                                                            ------------            ------------
Net asset value, end of period ................................................             $     11.255            $     10.637
                                                                                            ============            ============

Total return* .................................................................                    14.19%                   8.27%
Net assets, end of period (000's) .............................................             $     27,754            $     18,253
Ratio of total expenses to average net assets** ...............................                     0.80%                   1.62%
Ratio of net investment income to average net assets** ........................                     3.45%                   2.91%
Portfolio turnover rate .......................................................                   111.11%                  62.43%
Average commission rate paid per share ........................................             $     0.0274                      --

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

** Annualized for periods of less than one year.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


See Notes to Financial Statements

                          Independent Auditors' Report




The Shareholders and Board of Directors
Aetna Generation Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Ascent Variable Portfolio, Aetna Crossroads Variable Portfolio and Aetna Legacy Variable Portfolio, series of Aetna Generation Portfolios, Inc. (the Portfolios), including the portfolios of investments, as of December 31, 1996, and the related statements of operations for the year then ended, statements of changes in net assets and financial highlights for the year ended December 31, 1996 and the period from July 5, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Ascent Variable Portfolio, Aetna Crossroads Variable Portfolio and Aetna Legacy Variable Portfolio as of December 31, 1996, the results of their operations for the year then ended, changes in their net assets and financial highlights for the year ended December 31, 1996, and the period from July 5, 1995 to December 31, 1995 in conformity with generally accepted accounting principles.


                                                   KPMG Peat Marwick LLP


Hartford, Connecticut
February 14, 1997

                       Aetna Generation Portfolios, Inc.
                         Special Meeting of Shareholders
                                   (Unaudited)
================================================================================

A Special Shareholder Meeting was held for shareholders in each Portfolio on June 17, 1996. Shareholders of record on April 30, 1996 were entitled to vote at the meeting. Shareholders voted to elect nine Directors, approve a subadvisory agreement among each of the Portfolios, ALIAC and Aeltus, and approve a new Investment Advisory Agreement between each Portfolio and ALIAC.

A. Election of Directors

The following individuals were elected to serve as Directors for each of the Portfolios. Every individual named served as a Director in each Portfolio prior to this election. There are no other individuals currently serving as Directors to any Portfolio.

Director                     Votes Cast          Votes                    Director                    Votes Cast          Votes
  Portfolio                     For            Withheld                     Portfolio                     For            Withheld
-------------------------------------------------------------             ----------------------------------------------------------
Morton Ehrlich                                                            Sidney Koch
--------------                                                            -----------
  Aetna Ascent               1,415,097          38,376                      Aetna Ascent               1,414,103          39,370
  Aetna Crossroads           1,280,993          11,444                      Aetna Crossroads           1,280,947          11,490
  Aetna Legacy                 934,860           9,938                      Aetna Legacy                 930,929          13,869
Maria T. Fighetti                                                         Shaun P. Mathews
-----------------                                                         ----------------
  Aetna Ascent               1,415,097          38,376                      Aetna Ascent               1,415,097          38,376
  Aetna Crossroads           1,280,993          11,444                      Aetna Crossroads           1,280,993          11,444
  Aetna Legacy                 934,860           9,938                      Aetna Legacy                 934,860           9,938
David L. Grove                                                            Corine T. Norgaard
--------------                                                            ------------------
  Aetna Ascent               1,400,740          52,733                      Aetna Ascent               1,403,031          50,442
  Aetna Crossroads           1,280,993          11,444                      Aetna Crossroads           1,280,993          11,444
  Aetna Legacy                 929,843          14,955                      Aetna Legacy                 934,860           9,938
Timothy A. Holt                                                           Richard G. Scheide
---------------                                                           ------------------
  Aetna Ascent               1,415,097          38,376                      Aetna Ascent               1,414,146          39,327
  Aetna Crossroads           1,280,993          11,444                      Aetna Crossroads           1,280,993          11,444
  Aetna Legacy                 934,860           9,938                      Aetna Legacy                 930,929          13,869
Daniel P. Kearney
-----------------
  Aetna Ascent               1,289,584         163,889
  Aetna Crossroads           1,236,955          55,482
  Aetna Legacy                 933,643          11,155

B. Approval of Subadvisory Agreement

The shareholders of each Portfolio voted to approve a Subadvisory Agreement among each of the Portfolios, ALIAC and Aeltus. (See Note 2 for a description of the services provided and the compensation arrangement defined by the terms of the agreement.)

Results of the vote were:

                              Votes Cast         Votes Cast
       Portfolio                  For              Against        Abstentions
--------------------------------------------------------------------------------
Aetna Ascent                   1,182,670           201,056           69,747
Aetna Crossroads               1,207,887            29,802           54,748
Aetna Legacy                     903,621            28,782           12,395

================================================================================

C. Approval of New Investment Advisory Agreement

Shareholders in each Portfolio voted to approve a new Investment Advisory Agreement (the "Agreement") between each Portfolio and ALIAC. The Agreement was updated in the following respects: the language was simplified where possible; the liability provisions made it clear that ALIAC is liable to the Portfolio for ALIAC's negligence, and it expanded ALIAC's ability to use brokerage commissions to pay Portfolio expenses.

Additionally, shareholders of each Portfolio voted to increase the annual investment advisory fee from 0.50% of average daily net assets to 0.60% of average daily net assets.

Results of the vote were:

                              Votes Cast         Votes Cast
       Portfolio                  For              Against        Abstentions
--------------------------------------------------------------------------------
Aetna Ascent                   1,293,052           90,893            69,528
Aetna Crossroads               1,198,934           37,539            55,964
Aetna Legacy                     911,365           26,410            7,023

                                                        Aetna GET Fund, Series B
                                                               Growth of $10,000

Average Annual Total Returns for the
   Year Ended December 31, 1996*

1 Year    Inception+
23.52%      21.10%


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                  Jul-94                                                                                     Dec-96
Aetna GET Fund, Series B          10000     10229     10186     10748    11664    12506    13078    13868    14443   14824   16148
Lehman Aggregate Bond Index       10000     10061     10099     10608    11254    11475    11964    11752    11819   12038   12399
S&P 500 Index                     10000     10489     10487     11508    12607    13610    14429    15204    15885   16376   17742
60% S&P 500/40% Lehman Aggregate  10000     10318     10335     11146    12055    12723    13401    13732    14132   14505   15406


* "Total Return" is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not include any separate account charges imposed by ALIAC.

+ The Fund commenced investment operations on July 1, 1994.

For the year ended December 31, 1996, the Aetna GET Fund, Series B (GET B) achieved a return of 23.52% (net of fund expenses) versus the S&P 500 return of 22.95% and the Lehman Brothers Aggregate Bond Index return of 3.63% for the same period. Both indices are unmanaged.

With continued stock market advances, GET B has enhanced its ability to meet its obligation to shareholders, which resulted in an increased allocation to stocks and securities convertible into stocks. Because GET B is designed to provide equity market participation with downside protection against investment risk if held until maturity, the asset mix is determined by the Fund's cumulative returns of its stock and bond components since inception. The greater the accumulated gains, the more the fund will participate in equities. Primarily due to the strong equity markets since the Fund's launch in 1994, the Fund's equity allocation has climbed steadily to its current level.

The outstanding performance of our stock selection disciplines led to the Fund's excellent performance results during the period. We made significant improvements in both our investment research and in our portfolio implementation processes over the past year, which, we believe, provide a solid foundation for future investment performance. We have enhanced our quantitative research and management capabilities with key professional investment staff additions, and amassed a notable historical database of company financials, analyst earnings estimates, insider buying and selling, stock returns, and economic variables. These improvements enable us to perform cutting-edge research to uncover evidence of past market inefficiencies which we exploit in our portfolios. State-of-the-art hardware, software, and databases allow us to analyze and rebalance our portfolios nearly every trading day using an extremely efficient computer-based process. Risk control and optimization techniques help us focus the risk in our portfolios upon those characteristics which we believe will be rewarded, and to neutralize all other risks. Fortunately, the characteristics we favor in stock selection including attractive valuation, positive earnings momentum, and shareholder oriented management, were well rewarded by the market over the past year, and we believe that they are likely to continue to help guide us to stocks which offer the potential for superior returns.

Past performance is no assurance of future returns.

Investment Summary:

--------------------------------------------------------------------------------
Top Ten Equity Holdings                % of Portfolio
--------------------------------------------------------------------------------
Intel Corp.                                3.2%
Dell Computer Corp.                        2.6%
AT&T Corp.                                 2.5%
BankAmerica Corp.                          2.2%
Travelers Group, Inc.                      2.2%
Bristol-Meyers Squibb Co.                  2.1%
Cisco Systems, Inc.                        2.1%
Chrysler Corp.                             2.1%
Microsoft Corp.                            2.0%
TJX Companies, Inc.                        1.9%

Large Cap Portfolio Sector Breakdown:

--------------------------------------------------------------------------------
                                Portfolio         S&P 500
Sector                           Weight            Weight          Over/(Under)
--------------------------------------------------------------------------------
Basic Materials                    0.2%             6.3%             (6.1)%
Producer Goods & Services         10.0%            12.6%             (2.6)%
Technology                        14.3%            11.8%              2.5 %
Consumer Goods                    34.3%            32.7%              1.6 %
Services                           3.0%             2.3%              0.7 %
Financial Services                15.9%            14.6%              1.3 %
Utilities                         22.3%            19.7%              2.6 %

Asset Allocation:

--------------------------------------------------------------------------------
                                Portfolio of       Notional Value      Economic
                                 Investments        of Futures *      Exposure *
--------------------------------------------------------------------------------
Large Cap Stocks                     88.0%              5.3 %             93.3%
Mid Cap Stocks                        1.5%               --                1.5%
Convertible Securities                2.5%               --                2.5%
Cash Equivalents                      8.0%             (5.3)%              2.7%
                                     -----              ---              -----
          Total Investments          100.0%             0.0%             100.0%
                                     =====              ===              =====

     * "Notional value" refers to the economic value at risk, or the exposure to the financial instruments underlying the options and futures positions. "Economic exposure" reflects the Fund's exposure to both changes in value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

                            Aetna GET Fund, Series C

The Aetna GET Fund, Series C (GET C), provided a return of 1.52%, net of fund expenses, for the period from December 17, 1996 (commencement of the Guaranteed Period) to December 31, 1996.

Through a portfolio strategy that allocates assets between equity and fixed income securities in response to market fluctuations, GET C provides stock market participation with reduced investment risk. This strategy is complemented by a guarantee that market value of an investor's assets will not be less than their market value on the first day of the Fund's 5-year Guaranteed Period if the assets are held to the Fund's maturity on December 16, 2001. As of the beginning of the Guaranteed Period, this Fund no longer accepts new deposits.

The decision of how much to invest in common stocks and securities convertible into common stocks or investment grade bonds, the "asset mix allocation," is a function of the cumulative returns of its stock and bond components since the Fund's inception. During periods when the stock market is rising, the percentage of GET C assets in stocks increases. Conversely, in a declining stock market, the percentage of assets in stocks decreases; in fact, nearly all of GET C's assets may be invested in bonds or cash equivalents. While GET C might not be positioned to reap significant benefits from sudden stock market gains, the fixed income securities would provide a cushion against potential loss during stock market declines. Our stock selection strategy is one much like that used in the Aetna Variable Index Plus Portfolio: a proprietary model that uses quantitative criteria to identify those securities tracked by the S&P 500 that have the greatest and the least growth potential. The fixed income portion of the Fund focuses primarily on short-to-intermediate-term debt securities such as highly rated corporate bonds, government securities, and commercial paper.

As of December 31, 1996, the GET C asset mix allocation was 54% stocks and 46% fixed income securities. Going forward, we will continue to adjust allocations according to the general market environment.

Past performance is no assurance of future returns.

Investment Summary:

--------------------------------------------------------------------------------
Top Ten Equity Holdings                % of Portfolio
--------------------------------------------------------------------------------
General Electric Co.                       2.6%
Intel Corp.                                1.7%
Microsoft Corp.                            1.3%
Merck & Co.                                1.2%
Coca-Cola Co.                              1.1%
Philip Morris Cos., Inc.                   1.1%
Exxon Corp.                                1.1%
Bristol-Meyers Squibb Co.                   .9%
Pfizer, Inc.                                .8%
Royal Dutch Petroleum Co.                   .8%

Large Cap Portfolio Sector Breakdown:

--------------------------------------------------------------------------------
                                Portfolio        S&P 500
Sector                           Weight           Weight           Over/(Under)
--------------------------------------------------------------------------------
Basic Materials                    4.3%             6.3%              (2.0)%
Producer Goods & Services         14.6%            12.6%               2.0 %
Technology                        12.9%            11.8%               1.1 %
Consumer Goods                    30.9%            32.7%              (1.8)%
Services                           1.9%             2.3%              (0.4)%
Financial Services                17.5%            14.6%               2.9 %
Utilities                         17.9%            19.7%              (1.8)%

Aetna GET Fund, Series B
Portfolio of Investments - December 31, 1996
================================================================================

                                                          Number of       Market
                                                           Shares         Value
                                                          ---------     --------
COMMON STOCKS (91.0%)

Aerospace and Defense (0.3%)
McDonnell Douglas Corp. ...............................       4,100   $  262,400
                                                                      ----------

Apparel (1.9%)
Fruit of the Loom, Inc. + .............................       3,400      128,775
Gap, Inc. .............................................         900       27,113
Liz Claiborne, Inc. ...................................      16,900      652,763
Nike, Inc. Class B ....................................      13,500      806,625
                                                                      ----------
                                                                       1,615,276
                                                                      ----------

Autos and Auto Equipment (2.1%)
Chrysler Corp. ........................................      52,800    1,742,400
                                                                      ----------

Banks (7.7%)
BankAmerica Corp. .....................................      18,800    1,875,300
CITICORP ..............................................           1          103
First Chicago Corp. ...................................      20,091    1,079,891
First Union Corp. .....................................      16,800    1,243,200
H. F. Ahmanson & Co. ..................................      24,500      796,250
NationsBank Corp. .....................................      14,200    1,388,050
                                                                      ----------
                                                                       6,382,794
                                                                      ----------

Building Materials and Construction (1.5%)
Armstrong World Industries, Inc. ......................      16,300    1,132,850
Centex Corp. ..........................................       3,900      146,738
                                                                      ----------
                                                                       1,279,588
                                                                      ----------

Chemicals (0.2%)
Monsanto Co. ..........................................       3,700      143,838
                                                                      ----------

Commercial Services (0.4%)
Safety-Kleen Corp. ....................................      18,400      301,300
                                                                      ----------

Computer Software (5.7%)
Cisco Systems, Inc. + .................................      28,000    1,781,500
Computer Associates International, ....................      26,025    1,294,744
  Inc
Microsoft Corp. + .....................................      20,000    1,652,500
                                                                      ----------
                                                                       4,728,744
                                                                      ----------

Computers and Office Equipment (4.3%)
Compaq Computer Corp. + ...............................      11,100      824,175
Dell Computer Corp. + .................................      41,700    2,215,302
EMC Corp. + ...........................................       4,100      135,813
Moore Corp. Ltd. ......................................      20,200      411,575
                                                                      ----------
                                                                       3,586,865
                                                                      ----------

Diversified (4.3%)
Eastern Enterprises ...................................      10,000      353,750
General Electric Co. ..................................      12,800    1,265,600
NACCO Industries, Inc. ................................      15,200      813,200
Textron, Inc. .........................................       3,500      329,875
VF Corp. ..............................................      12,000      810,000
                                                                      ----------
                                                                       3,572,425
                                                                      ----------

Electrical and Electronics (3.3%)
Intel Corp. ...........................................      20,800    2,723,500
                                                                      ----------

Electrical Equipment (1.3%)
Tektronix, Inc. .......................................      21,000    1,076,250
                                                                      ----------

                                                          Number of       Market
                                                           Shares         Value
                                                          ---------     --------

Financial Services (3.2%)
Bankers Trust New York Corp. ..........................       9,800   $  845,250
Travelers Group, Inc. .................................      40,400    1,833,150
                                                                      ----------
                                                                       2,678,400
                                                                      ----------

Foods and Beverages (4.3%)
Archer-Daniels-Midland Co. ............................      16,500      363,000
Campbell Soup Co. .....................................      14,900    1,195,725
Coca-Cola Co. .........................................      16,700      878,838
Hershey Foods Corp. ...................................       7,000      306,250
Kroger Co. (The) + ....................................      17,800      827,700
                                                                      ----------
                                                                       3,571,513
                                                                      ----------

Health Services (1.9%)
Beverly Enterprises + .................................      67,700      863,175
Tenet Healthcare Corp. + ..............................      32,000      700,000
                                                                      ----------
                                                                       1,563,175
                                                                      ----------

Hotels and Restaurants (1.8%)
HFS, Inc. + ...........................................       6,900      412,275
Marriott International, Inc. ..........................      20,200    1,116,050
                                                                      ----------
                                                                       1,528,325
                                                                      ----------

Insurance (3.3%)
Allstate Corp. ........................................       3,300      190,988
Cigna Corp. ...........................................       6,500      888,063
ITT Hartford Group, Inc. ..............................      10,900      735,750
Torchmark Corp. .......................................       8,300      419,150
USLIFE Corp. ..........................................      16,100      535,325
                                                                      ----------
                                                                       2,769,276
                                                                      ----------

Machinery and Equipment (1.1%)
Harnischfeger Industries, Inc. ........................      17,400      837,375
Parker-Hannifin Corp. .................................       1,200       46,500
Stanley Works .........................................         200        5,400
                                                                      ----------
                                                                         889,275
                                                                      ----------

Media and Entertainment (2.1%)
King World Production, Inc. + .........................      13,900      512,563
Walt Disney Co. (The) .................................      17,800    1,239,325
                                                                      ----------
                                                                       1,751,888
                                                                      ----------

Medical Supplies (2.1%)
Biomet, Inc. ..........................................       5,900       89,238
Guidant Corp. .........................................      15,001      855,057
Mallinckrodt, Inc. ....................................      17,600      776,600
                                                                      ----------
                                                                       1,720,895
                                                                      ----------

Metals and Mining (1.2%)
Timken Co. ............................................      22,000    1,009,250
                                                                      ----------

Oil and Gas (10.0%)
Amoco Corp. ...........................................      13,619    1,096,330
Atlantic Richfield Co. ................................       9,700    1,285,250
Exxon Corp. ...........................................       4,250      416,500
Kerr-Mcgee Corp. ......................................      12,700      914,400
Mobil Corp. ...........................................      11,200    1,369,200
Occidental Petroleum Corp. ............................      22,800      532,950
Phillips Petroleum Co. ................................      26,500    1,172,625
Texaco, Inc. ..........................................       4,500      441,563

                                      See Notes to Portfolio of Investments. 101

Aetna GET Fund, Series B
Portfolio of Investments - December 31, 1996 (continued)
================================================================================

                                                          Number of       Market
                                                           Shares         Value
                                                          ---------     --------


Oil and Gas (continued)
The Williams Cos., Inc. ...............................       1,050   $   39,375
USX-Marathon Group ....................................      42,100    1,005,138
                                                                      ----------
                                                                       8,273,331
                                                                      ----------

Pharmaceuticals (6.3%)
Allergan, Inc. ........................................      20,100      716,063
Becton, Dickinson & Co. ...............................      21,600      936,900
Bristol-Myers Squibb Co. ..............................      16,600    1,805,250
Johnson & Johnson .....................................       2,900      144,275
Merck & Co., Inc. .....................................       6,500      515,125
Schering Plough .......................................      17,800    1,152,550
                                                                      ----------
                                                                       5,270,163
                                                                      ----------

Printing and Publishing (1.1%)
Gannett Co., Inc. .....................................       1,000       74,875
New York Times Co. ....................................      21,400      813,200
                                                                      ----------
                                                                         888,075
                                                                      ----------

Retail (8.2%)
American Stores Co. ...................................      21,500      878,813
Dayton Hudson Corp. ...................................      32,700    1,283,475
Jostens, Inc. .........................................      16,300      344,338
Price/Costco, Inc. + ..................................      33,700      846,713
Sears, Roebuck & Co. ..................................      23,500    1,083,938
TJX Companies, Inc. ...................................      34,500    1,634,438
Woolworth Corp. + .....................................      32,600      713,125
                                                                      ----------
                                                                       6,784,840
                                                                      ----------

Telecommunications (0.0%)
360 Communications Co. + ..............................           2           46
                                                                      ----------

Transportation (1.8%)
AMR Corp. + ...........................................      15,400    1,357,125
CSX Corp. .............................................       3,000      126,750
USAir Group, Inc. + ...................................         400        9,350
                                                                      ----------
                                                                       1,493,225
                                                                      ----------

Utilities - Electric (4.5%)
Consolidated Edison Co. of ............................      22,100      646,425
  New York, Inc. ......................................
Entergy Corp. .........................................      34,800      965,700
Ohio Edison Co. .......................................      13,900      316,225
Public Service Enterprise Group, Inc. .................         300        8,175
Texas Utilities Co. ...................................      24,900    1,014,675
Unicom Corp. ..........................................      29,100      789,338
                                                                      ----------
                                                                       3,740,538
                                                                      ----------

Utilities - Oil and Gas (1.1%)
Coastal Corp. (The) ...................................       3,700      180,838
Pacific Enterprises ...................................      23,900      725,963
                                                                      ----------
                                                                         906,801
                                                                      ----------

Utilities - Telephone (4.0%)
AT&T Corp. ............................................      47,600    2,070,600
NYNEX Corp. ...........................................      26,000    1,251,250
                                                                      ----------
                                                                       3,321,850
                                                                      ----------
Total Common Stocks (cost$61,812,480)                                 75,576,246
                                                                      ----------

                                                          Principal       Market
                                                           Amount         Value
                                                          ---------     --------
LONG-TERM BONDS AND NOTES (2.5%)
U.S. Government and Agency Obligations (2.5%)
U.S. Treasury Strips PO, Zero Coupon,
  5.95%#, 05/15/99 ..................................  $2,400,000  $  2,088,239
                                                                   ------------
Total Long-Term Bonds and Notes
  (cost $2,053,856)
                                                                      2,088,239
                                                                   ------------

SHORT-TERM INVESTMENTS (8.2%)
A.H. Robins Co., Inc. ++ , Comm
  Paper, 6.50%, 01/02/97 ............................   1,244,000     1,244,000
Circuit City Credit Card ++ , Comm
  Paper, 6.20%, 01/07/97 ............................   4,000,000     4,000,000
Countrywide Home Loans, Comm. Paper,
  6.75%, 01/02/97 ...................................   1,300,000     1,300,000
U.S. Treasury Bill +++ , Time
  Deposit, 5.08%, 08/21/97 ..........................     160,000       154,707
U.S. Treasury Bill +++ , Time
  Deposit, 5.115%, 08/21/97 .........................     100,000        96,728
                                                                   ------------
Total Short-Term Investments
  (cost $6,795,513)
                                                                      6,795,435
                                                                   ------------
TOTAL INVESTMENTS
  (cost $70,661,848)(a) .............................                84,459,920
Other assets less liabilities
  ...................................................                (1,443,553)
                                                                   ------------
Total Net Assets
                                                                   $ 83,016,367
                                                                   ============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amount to $70,704,388. Unrealized gains and losses, based on identified tax cost at December 31, 1996, are as follows:


Unrealized gains .....................................             $ 14,077,606
Unrealized losses ....................................                 (322,074)
                                                                   ------------
  Net unrealized gain ................................             $ 13,755,532
                                                                   ============

+ Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

+++ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1996.


# Effective interest rate.

Category percentages are based on net assets.

Information  concerning  open  futures  contracts  at December 31, 1996 is shown below:
                     No. of     Initial
                     Long       Notional   Expiration Unrealized
                     Contracts    Value      Date     Gain/(Loss)
                     ---------  ---------- ---------- -----------
S & P 500 Index
  Future                 12     $4,464,900  March 97   $    2,099
                                                      ===========

102 See Notes to Financial Statements.

Aetna GET Fund, Series C
Portfolio of Investments - December 31, 1996
================================================================================

                                                     Number of           Market
                                                      Shares             Value
                                                    ----------        ----------

COMMON STOCKS (55.7%)

Aerospace and Defense (1.1%)
Boeing Co. .................................             6,500        $  691,438
General Dynamics Corp. .....................             1,200            84,600
Lockheed Martin Corp. ......................             4,000           366,000
McDonnell-Douglas Corp. ....................             6,000           384,000
Northrop Grumman Corp. .....................               800            66,200
Raytheon Co. ...............................             3,300           158,813
United Technologies Corp. ..................             8,900           587,400
                                                                      ----------
                                                                       2,338,451
                                                                      ----------

Agriculture (0.1%)
Pioneer Hi-Bred International, Inc. ........             1,500           105,000
                                                                      ----------

Apparel (0.5%)
Alberto-Culver Co. .........................               500            24,000
Fruit of the Loom, Inc. + ..................             2,300            87,113
Gap, Inc. ..................................             5,900           177,738
Liz Claiborne, Inc. ........................             1,800            69,525
Nike, Inc. Class B .........................            10,100           603,475
Reebok International Ltd. ..................               700            29,400
Russell Corp. ..............................               700            20,825
                                                                      ----------
                                                                       1,012,076
                                                                      ----------

Auto Parts and Accessories (0.2%)
Cooper Tire & Rubber Co. ...................               900            17,775
Dana Corp. .................................             1,900            61,988
Echlin, Inc. ...............................               600            18,975
Genuine Parts Co. ..........................             2,200            97,900
Pep Boys ...................................             1,200            36,900
The Goodyear Tire & Rubber Co. .............             2,900           148,988
TRW, Inc. ..................................             2,400           118,800
                                                                      ----------
                                                                         501,326
                                                                      ----------

Autos and Auto Equipment (1.2%)
Chrysler Corp. .............................            22,900           755,700
Ford Motor Co. .............................            24,900           793,688
General Motors Corp. .......................            15,900           886,425
PACCAR, Inc. ...............................               600            40,800
Snap-On, Inc. ..............................             1,100            39,188
                                                                      ----------
                                                                       2,515,801
                                                                      ----------

Banks (4.3%)
Banc One Corp. .............................             9,100           391,300
Bank of Boston Corp. .......................             3,800           244,150
Bank of New York Co., Inc. .................            10,800           364,500
BankAmerica Corp. ..........................            12,500         1,246,875
Barnett Banks, Inc. ........................             6,400           263,200
Boatmen's Bancshares, Inc. .................             2,900           187,050
CITICORP ...................................             9,900         1,019,700
Comerica, Inc. .............................             3,800           199,025
Corestates Financial Corp. .................             4,600           238,625
Fifth Third Bancorp ........................             3,600           226,125
First Bank System, Inc. ....................             3,800           259,350
First Chicago Corp. ........................             7,800           419,250
First Union Corp. ..........................             7,600           562,400


                                                     Number of           Market
                                                      Shares             Value
                                                    ----------        ----------
Banks (continued)
Fleet Financial Group, Inc. ................             5,000        $  249,375
Golden West Financial Corp. ................             1,100            69,438
Great Western Financial Corp. ..............             3,300            95,700
H. F. Ahmanson & Co. .......................             2,600            84,500
KeyCorp ....................................             6,400           323,200
Mellon Bank Corp. ..........................             2,500           177,500
NationsBank Corp. ..........................             8,100           791,775
Norwest Corp. ..............................            12,800           556,800
Republic New York Corp. ....................             1,000            81,625
Suntrust Banks, Inc. .......................             7,600           374,300
Wachovia Corp. .............................             3,500           197,750
Wells Fargo & Co. ..........................             1,100           296,725
                                                                      ----------
                                                                       8,920,238
                                                                      ----------
Building Materials and Construction (0.2%)
Armstrong World Industries, Inc. ...........               800            55,600
Centex Corp. ...............................               500            18,813
Foster Wheeler Corp. .......................               600            22,275
Masco Corp. ................................             2,700            97,200
Owens Corning ..............................               900            38,363
Sherwin-Williams Co. .......................             1,600            89,600
Weyerhaeuser Co. ...........................             1,500            71,063
                                                                      ----------
                                                                         392,914
                                                                      ----------
Chemicals (1.8%)
Air Products and Chemicals, Inc. ...........             1,900           131,338
Dow Chemical Co. ...........................             4,600           360,525
Du Pont (E.I.) de Nemours ..................            15,600         1,472,250
Eastman Chemical Co. .......................               600            33,150
Engelhard Corp. ............................             1,500            28,688
FMC Corp. + ................................               600            42,075
Goodrich (B.F.) Co. ........................             1,000            40,500
Great Lakes Chemical Corp. .................               500            23,375
Hercules, Inc. .............................             1,100            47,575
Monsanto Co. ...............................            20,400           793,050
Morton International, Inc. .................             2,700           110,025
Nalco Chemical Co. .........................             1,100            39,738
PPG Industries, Inc. .......................             4,000           224,500
Praxair, Inc. ..............................             3,800           175,275
Sigma-Aldrich Corp. ........................               900            56,194
Union Carbide Corp. ........................             1,900            77,663
W.R. Grace & Co. ...........................             1,700            87,975
                                                                      ----------
                                                                       3,743,896
                                                                      ----------
Commercial Services (0.6%)
Automatic Data Processing, Inc. ............             5,400           231,525
Browning-Ferris Industries, Inc. ...........             1,500            39,375
CUC International, Inc. + ..................             7,700           182,875
Dun & Bradstreet Corp. .....................             1,700            40,375
Ecolab, Inc. ...............................             1,200            45,150
First Data Corp. ...........................             9,000           328,500
Safety-Kleen Corp. .........................             1,000            16,375
Service Corp. International ................             4,400           123,200
WMX Technologies, Inc. .....................             9,400           306,675
                                                                      ----------
                                                                       1,314,050
                                                                      ----------

                                      See Notes to Portfolio of Investments. 103

Aetna GET Fund, Series C
Portfolio of Investments - December 31, 1996 (continued)
================================================================================

                                                     Number of           Market
                                                      Shares             Value
                                                    ----------        ----------

Computer Software (2.7%)
Cisco Systems, Inc. + ......................            23,300        $1,482,463
Computer Associates International, Inc......            12,900           641,775
Computer Sciences Corp. + ..................             1,300           106,763
Microsoft Corp. + ..........................            33,200         2,743,150
Novell, Inc. + .............................             2,600            24,619
Oracle Corp. + .............................            13,800           576,150
                                                                      ----------
                                                                       5,574,920
                                                                      ----------

Computers and Office Equipment (2.1%)
3Com Corp. + ...............................             5,100           374,213
Alco Standard Corp. ........................             1,000            51,625
Cabletron Systems, Inc. + ..................             2,500            83,125
Ceridian Corp. + ...........................             1,300            52,650
Compaq Computer Corp. + ....................             9,500           705,375
Dell Computer Corp. + ......................             5,700           302,813
Deluxe Corp. ...............................             1,400            45,850
EMC Corp. + ................................             4,900           162,313
Harris Corp. ...............................               700            48,038
International Business Machines, Inc........            11,000         1,661,000
Moore Corp. Ltd. ...........................             1,900            38,713
Pitney Bowes, Inc. .........................             3,200           174,400
Sun Microsystems, Inc. + ...................            12,400           318,525
Tandem Computers, Inc. + ...................             2,200            30,250
Unisys Corp. + .............................             2,400            16,200
Xerox Corp. ................................             5,300           278,913
                                                                      ----------
                                                                       4,344,003
                                                                      ----------

Consumer Products (1.8%)
American Greetings Corp. Class A ...........             1,200            34,050
Avon Products, Inc. ........................             2,500           142,813
Clorox Co. .................................             1,300           130,488
Colgate-Palmolive Co. ......................             2,800           258,300
Eastman Kodak Co. ..........................             7,100           569,775
Gillette Co. ...............................            11,400           886,350
International Flavors & Fragrances, Inc.....               800            36,000
Mattel, Inc. ...............................             5,800           160,950
Newell Co. .................................             2,200            69,300
Polaroid Corp. .............................               500            21,750
Procter & Gamble Co. (The) .................            12,700         1,365,250
Tupperware Corp. ...........................             1,100            58,988
                                                                      ----------
                                                                       3,734,014
                                                                      ----------

Diversified (4.1%)
Allied Signal, Inc. ........................             6,900           462,300
American Brands, Inc. ......................             2,400           119,100
Cognizant Corp. ............................             3,200           105,600
Cooper Industries, Inc. ....................             2,000            84,250
Corning, Inc. ..............................             1,700            78,625
Crane Co. ..................................               800            23,200
Deere & Co. ................................             5,500           223,438
Dover Corp. ................................             2,100           105,525
Eaton Corp. ................................             1,100            76,725
General Electric Co. .......................            56,300         5,566,616
ITT Industries, Inc. .......................             2,200            53,900


                                                     Number of           Market
                                                      Shares             Value
                                                    ----------        ----------

Diversified (continued)
Johnson Controls, Inc. .....................               800        $   66,300
Minnesota Mining and Manufacturing Co.......             7,900           654,713
Raychem Corp. ..............................             1,400           112,175
Rohm & Haas Co. ............................             2,200           179,575
Tenneco, Inc. ..............................             1,300            58,663
Textron, Inc. ..............................             1,600           150,800
TRINOVA Corp. ..............................               500            18,188
Tyco International Ltd. ....................             5,300           280,238
VF Corp. ...................................             1,200            81,000
Westinghouse Electric Corp. ................             3,300            65,588
Whitman Corp. ..............................             2,000            45,750
                                                                      ----------
                                                                       8,612,269
                                                                      ----------
Electrical and Electronics (2.4%)
General Signal Corp. .......................               900            38,475
Hewlett Packard Co. ........................            16,500           829,125
Intel Corp. ................................            28,000         3,666,250
National Service Industries, Inc. ..........               800            29,900
Perkin-Elmer Corp. .........................               800            47,100
Rockwell International Corp. ...............             3,400           206,975
Seagate Technology, Inc. + .................             4,100           161,950
                                                                      ----------
                                                                       4,979,775
                                                                      ----------
Electrical Equipment (0.5%)
AMP, Inc. ..................................             1,600            61,400
Emerson Electric Co. .......................             6,200           599,850
Grainger (W. W.), Inc. .....................               900            72,225
Honeywell, Inc. ............................             3,500           230,125
Tektronix, Inc. ............................               300            15,375
Thomas & Betts Corp. .......................               700            31,063
                                                                      ----------
                                                                       1,010,038
                                                                      ----------
Financial Services (3.5%)
American Express Co. .......................            11,800           666,700
Bankers Trust New York Corp. ...............             1,500           129,375
Beneficial Corp. ...........................             1,000            63,375
Chase Manhattan Corp. ......................            12,100         1,079,925
Dean Witter, Discover & Co. ................             3,600           238,500
Federal Home Loan Mortgage Corp. ...........             2,500           275,313
Federal National Mortgage Association.......            29,900         1,113,775
Green Tree Financial Corp. .................             4,800           185,400
Household International, Inc. ..............             2,700           249,075
J.P. Morgan & Co. ..........................             3,200           312,400
MBNA Corp. .................................             6,700           278,050
Merrill Lynch & Co., Inc. ..................             3,500           285,250
Morgan Stanley Group, Inc. .................             2,900           165,663
National City Corp. ........................             6,100           273,738
PNC Bank Corp. .............................             7,200           270,900
Providian Corp. ............................             1,700            87,338
Salomon, Inc. ..............................             2,000            94,250
St. Paul Cos., Inc. ........................             1,200            70,350
Transamerica Corp. .........................             1,200            94,800
Travelers Group, Inc. ......................            25,500         1,157,063
US Bancorp .................................             2,900           130,319
                                                                      ----------
                                                                       7,221,559
                                                                      ----------

104 See Notes to Portfolio of Investments.

================================================================================

                                                     Number of           Market
                                                      Shares             Value
                                                    ----------        ----------

Foods and Beverages (3.1%)
Anheuser-Busch Co., Inc. ...................             9,500        $  380,000
Archer-Daniels-Midland Co. .................             9,100           200,200
Brown-Forman Corp. Class B .................             1,200            54,900
Campbell Soup Co. ..........................             5,200           417,300
Coca-Cola Co. ..............................            46,200         2,431,275
Conagra, Inc. ..............................             6,900           343,275
CPC International, Inc. ....................             2,700           209,250
General Mills, Inc. ........................             1,600           101,400
Heinz (H.J.) Co. ...........................             6,900           246,675
Hershey Foods Corp. ........................             4,300           188,125
Kellogg Co. ................................             1,600           105,000
Kroger Co. (The) + .........................             2,400           111,600
PepsiCo, Inc. ..............................            13,500           394,875
Quaker Oats Co. ............................             1,400            53,375
Ralston-Ralston Purina Group ...............             2,000           146,750
Sara Lee Corp. .............................            13,500           502,875
Supervalu, Inc. ............................               900            25,538
Sysco Corp. ................................             3,000            97,875
Unilever N.V ...............................             2,500           438,125
Wrigley (Wm) Jr Co. ........................             1,600            90,000
                                                                      ----------
                                                                       6,538,413
                                                                      ----------
Health Services (0.3%)
Columbia/HCA Healthcare Corp. ..............            14,300           582,725
Tenet Healthcare Corp. + ...................             2,800            61,250
                                                                      ----------
                                                                         643,975
                                                                      ----------
Hotels and Restaurants (0.7%)
HFS, Inc. + ................................             4,900           292,775
Hilton Hotels Corp. ........................             6,700           175,038
ITT Corp. + ................................             1,200            52,050
Marriott International, Inc. ...............             4,200           232,050
McDonald's Corp. ...........................            13,500           610,875
Wendy's International ......................             1,800            36,900
                                                                      ----------
                                                                       1,399,688
                                                                      ----------
Household Appliances (0.0%)
Maytag Corp. ...............................             1,700            33,575
Whirlpool Corp. ............................               600            27,975
                                                                      ----------
                                                                          61,550
                                                                      ----------
Insurance (2.1%)
Allstate Corp. .............................            15,200           879,700
American General Corp. .....................             3,600           147,150
American International Group, Inc. .........            13,000         1,407,250
Aon Corp. ..................................             1,100            68,338
Chubb Corp. ................................             3,300           177,375
Cigna Corp. ................................             1,700           232,263
General Re Corp. ...........................             1,500           236,625
ITT Hartford Group, Inc. ...................             2,500           168,750
Jefferson-Pilot Corp. ......................             1,300            73,613
Lincoln National Corp. .....................             1,700            89,250
Loews Corp. ................................             2,100           197,925
Marsh & McLennan Cos., Inc. ................             1,500           156,000
MBIA, Inc. .................................               800            81,000
MGIC Investment Corp. ......................             1,800           136,800


                                                     Number of           Market
                                                      Shares             Value
                                                    ----------        ----------

Insurance (continued)
Safeco Corp. ...............................             2,300        $   90,706
Torchmark Corp. ............................             1,300            65,650
UNUM Corp. .................................             1,200            86,700
USF&G Corp. ................................             2,200            45,925
USLIFE Corp. ...............................               600            19,950
                                                                      ----------
                                                                       4,360,970
                                                                      ----------
Machinery and Equipment (0.7%)
Baker Hughes, Inc. .........................             4,300           148,350
Black & Decker Corp. .......................             1,300            39,163
Brunswick Corp. ............................             1,800            43,200
Case Corp. .................................             1,400            76,300
Caterpillar, Inc. ..........................             5,800           436,450
Fluor Corp. ................................             1,600           100,400
Harnischfeger Industries, Inc. .............             1,400            67,375
Illinois Tool Works, Inc. ..................             2,600           207,675
Ingersoll-Rand Co. .........................             2,600           115,700
Millipore Corp. ............................               400            16,550
Pall Corp. .................................             1,600            40,800
Parker-Hannifin Corp. ......................             1,000            38,750
Stanley Works ..............................             1,600            43,200
                                                                      ----------
                                                                       1,373,913
                                                                      ----------
Media and Entertainment (0.3%)
Fleetwood Enterprises, Inc. ................               700            19,250
Interpublic Group of Cos., Inc. ............             2,000            95,000
King World Production, Inc. + ..............               600            22,125
Walt Disney Co. (The) ......................             7,900           550,038
                                                                      ----------
                                                                         686,413
                                                                      ----------
Medical Supplies (0.4%)
Alza Corp. + ...............................             1,800            46,575
Bard (C.R.), Inc. ..........................               600            16,800
Baxter International, Inc. .................             2,800           114,800
Biomet, Inc. ...............................             1,900            28,738
Boston Scientific Corp. + ..................             3,400           204,000
Guidant Corp. ..............................             1,400            79,800
Mallinckrodt, Inc. .........................             1,400            61,775
Medtronic, Inc. ............................             4,000           272,000
St. Jude Medical, Inc. + ...................               800            34,100
US Surgical Corp. ..........................             1,500            59,063
                                                                      ----------
                                                                         917,651
                                                                      ----------
Metals and Mining (0.3%)
Alcan Aluminum, Ltd. .......................             1,700            57,163
Allegheny Teledyne, Inc. ...................             2,400            55,200
Aluminum Co. of America ....................             1,800           114,750
Freeport-McMoRan Copper & Gold, Inc. .......             2,000            59,750
Inco, Ltd. .................................             1,000            31,875
Newmont Mining Corp. .......................             1,700            76,075
Nucor Corp. ................................               700            35,700
Phelps Dodge Corp. .........................               500            33,750
Reynolds Metals Co. ........................               500            28,188
Timken Co. .................................               800            36,700
USX-US Steel Group, Inc. ...................               900            28,238
                                                                      ----------
                                                                         557,389
                                                                      ----------

Aetna GET Fund, Series C
Portfolio of Investments - December 31, 1996 (continued)
================================================================================

                                                     Number of           Market
                                                      Shares             Value
                                                    ----------        ----------

Oil and Gas (5.3%)
Amerada Hess Corp. .........................             1,700        $   98,388
Amoco Corp. ................................             6,900           555,450
Ashland, Inc. ..............................               700            30,713
Atlantic Richfield Co. .....................             4,500           596,250
Burlington Resources, Inc. .................             4,300           216,613
Chevron Corp. ..............................            13,700           890,500
Columbia Gas System, Inc. ..................             1,000            63,625
Consolidated Natural Gas Co. ...............             1,800            99,450
Dresser Industries, Inc. ...................             3,300           102,300
Enron Corp. ................................             4,700           202,688
ENSERCH Corp. ..............................               700            16,100
Exxon Corp. ................................            23,500         2,303,000
Halliburton Co. ............................             2,100           126,525
Helmerich & Payne, Inc. ....................               700            36,488
Kerr-Mcgee Corp. ...........................             1,200            86,400
Louisiana Land and Exploration Co. .........             1,000            53,625
Mobil Corp. ................................             6,200           757,950
NorAm Energy Corp. .........................             3,400            52,275
Occidental Petroleum Corp. .................             6,000           140,250
Oryx Energy Co. + ..........................             3,100            76,725
PanEnergy Corp. ............................             3,700           166,500
Pennzoil Co. ...............................               900            50,850
Phillips Petroleum Co. .....................             7,300           323,025
Rowan Cos., Inc. + .........................             2,600            58,825
Royal Dutch Petroleum Co. ..................             9,900         1,690,425
Santa Fe Energy Resources, Inc. + ..........             2,200            30,525
Schlumberger Ltd. ..........................             8,300           828,963
Texaco, Inc. ...............................             6,400           628,000
The Williams Cos., Inc. ....................             2,550            95,625
Union Pacific Resources Group, Inc. ........             4,600           134,550
Unocal Corp. ...............................             7,500           304,688
USX-Marathon Group .........................             5,300           126,538
Western Atlas, Inc. + ......................             1,000            70,875
                                                                      ----------
                                                                      11,014,704
                                                                      ----------
Paper and Containers (0.5%)
Avery Dennison Corp. .......................             3,200           113,200
Bemis Co., Inc. ............................             1,600            59,000
Crown Cork & Seal Co., Inc. ................             2,400           130,500
Georgia-Pacific Corp. ......................               700            50,400
International Paper Co. ....................             2,200            88,825
James River Corp. of Virginia ..............             1,400            46,375
Kimberly-Clark Corp. .......................             5,900           561,975
Mead Corp. .................................               500            29,063
Temple-Inland, Inc. ........................               400            21,650
Westvaco Corp. .............................             1,000            28,750
Willamette Industries, Inc. ................               400            27,850
                                                                      ----------
                                                                       1,157,588
                                                                      ----------
Pharmaceuticals (6.0%)
Abbott Laboratories ........................            21,700         1,101,275
Allergan, Inc. .............................               900            32,063
American Home Products Corp. ...............            13,400           785,575
Amgen, Inc. + ..............................             9,000           489,375
Becton, Dickinson & Co. ....................             2,400           104,100


                                                     Number of           Market
                                                      Shares             Value
                                                    ----------        ----------

Pharmaceuticals (continued)
Bristol-Myers Squibb Co. ...................            17,100        $1,859,625
Eli Lilly & Co. ............................            11,600           846,800
Johnson & Johnson ..........................            28,100         1,397,975
Merck & Co., Inc. ..........................            33,800         2,678,650
Pfizer, Inc. ...............................            21,800         1,806,675
Pharmacia & Upjohn, Inc. ...................             5,200           206,050
Schering Plough ............................            12,600           815,850
Warner Lambert Co. .........................             5,700           427,500
                                                                      ----------
                                                                      12,551,513
                                                                      ----------
Printing and Publishing (0.4%)
Dow Jones & Co., Inc. ......................               700            23,713
Gannett Co., Inc. ..........................             3,000           224,625
John H. Harland Co. ........................               600            19,800
Knight-Ridder, Inc. ........................             2,400            91,800
McGraw-Hill Cos., Inc. .....................             1,700            78,413
Meredith Corp. .............................               700            36,925
New York Times Co. .........................             1,800            68,400
RR Donnelley & Sons Co. ....................             1,100            34,513
Times Mirror Co. ...........................             2,600           129,350
Tribune Co. ................................             1,100            86,763
                                                                      ----------
                                                                         794,302
                                                                      ----------
Retail (1.9%)
Albertson's, Inc. ..........................             2,600            92,625
American Stores Co. ........................             3,600           147,150
Circuit City Stores, Inc. ..................               700            21,088
CVS Corp. ..................................             2,000            82,750
Dayton Hudson Corp. ........................             6,600           259,050
Dillard Department Stores, Inc. ............             1,600            49,400
Federated Department Stores, Inc. + ........             3,900           133,088
Giant Food, Inc. ...........................             1,100            37,950
Great Atlantic & Pacific Tea Co., Inc.......               900            28,688
Harcourt General, Inc. .....................             1,300            59,963
Hasbro, Inc. ...............................             1,600            62,200
Home Depot, Inc. ...........................            10,300           516,288
J.C. Penney Co., Inc. ......................             3,200           156,000
Kmart Corp. + ..............................             9,100            94,413
Longs Drug Stores, Inc. ....................               400            19,650
Lowe's Companies, Inc. .....................             4,800           170,400
May Department Stores Co. ..................             2,600           121,550
Mercantile Stores Co., Inc. ................               500            24,688
Nordstrom, Inc. ............................             1,100            38,981
Price/Costco, Inc. + .......................             4,100           103,013
Rite Aid Corp. .............................             1,600            63,600
Sears, Roebuck & Co. .......................             9,800           452,025
The Limited, Inc. ..........................             3,800            69,825
TJX Companies, Inc. ........................             2,700           127,913
Toys "R" Us, Inc. + ........................             5,200           156,000
Wal-Mart Stores, Inc. ......................            24,500           560,438
Walgreen Co. ...............................             6,900           276,000
Winn-Dixie Stores, Inc. ....................             2,100            66,413
Woolworth Corp. + ..........................             4,000            87,500
                                                                      ----------
                                                                       4,078,649
                                                                      ----------
106 See Notes to Portfolio of Investments.

================================================================================
                                                     Number of           Market
                                                      Shares             Value
                                                    ----------        ----------
Telecommunications (0.9%)
AirTouch Communications, Inc. + ............             3,700        $   93,425
Ameritech Corp. ............................            10,300           624,438
Andrew Corp. + .............................             1,800            95,513
Lucent Technologies, Inc. ..................            13,400           619,750
Northern Telecom Ltd. ......................             7,200           445,500
                                                                      ----------
                                                                       1,878,626
                                                                      ----------

Tobacco (1.2%)
Philip Morris Cos., Inc. ...................            20,900         2,353,863
UST, Inc. ..................................             3,500           113,313
                                                                      ----------
                                                                       2,467,176
                                                                      ----------

Transportation (0.7%)
AMR Corp. + ................................             1,700           149,813
Burlington Northern Santa Fe Corp. .........             2,500           215,938
Conrail, Inc. ..............................             1,700           169,363
CSX Corp. ..................................             4,500           190,125
Delta Air Lines, Inc. ......................             1,400            99,225
Federal Express Corp. + ....................             1,200            53,400
Laidlaw, Inc. Class B ......................             5,500            63,250
Norfolk Southern Corp. .....................             2,700           236,250
Ryder System, Inc. .........................             1,500            42,188
Southwest Airlines Co. .....................             1,100            24,338
Union Pacific Corp. ........................             2,900           174,363
USAir Group, Inc. + ........................             2,000            46,750
                                                                      ----------
                                                                       1,465,003
                                                                      ----------

Utilities - Electric (1.2%)
American Electric Power Co. ................             3,100           127,488
Baltimore Gas & Electric Co. ...............             2,100            56,175
Carolina Power & Light Co. .................             2,700            98,550
Central & South West Corp. .................             2,900            74,313
CINergy Corp. ..............................             2,600            86,775
Consolidated Edison Co. of New York, Inc....             2,400            70,200
Dominion Resources, Inc. ...................             2,500            96,250
DTE Energy Co. .............................             2,000            64,750
Duke Power Co. .............................             3,400           157,250
Edison International .......................             9,200           182,850
Entergy Corp. ..............................             4,200           116,550
FPL Group, Inc. ............................             3,200           147,200
GPU, Inc. ..................................             2,200            73,975
Houston Industries, Inc. ...................             3,400            76,925
Northern States Power Co. ..................             1,000            45,875
Ohio Edison Co. ............................             2,700            61,425
Pacific Gas & Electric Co. .................             4,200            88,200
PacifiCorp .................................             5,500           112,750
Peco Energy Co. ............................             3,100            78,275
PP&L Resources, Inc. .......................             2,200            50,600
Public Service Enterprise Group, Inc........             3,400            92,650
Southern Co. ...............................            11,300           255,663
Texas Utilities Co. ........................             4,700           191,525
Unicom Corp. ...............................             2,200            59,675
Union Electric Co. .........................             1,000            38,500
                                                                      ----------
                                                                       2,504,389
                                                                      ----------


                                                     Number of           Market
                                                      Shares             Value
                                                    ----------        ----------

Utilities - Oil and Gas (0.2%)
Coastal Corp. (The) ........................             2,000        $   97,750
NICOR, Inc. ................................               900            32,175
Pacific Enterprises ........................             1,500            45,563
People's Energy Corp. ......................               600            20,325
Sonat, Inc. ................................             2,600           133,900
                                                                      ----------
                                                                         329,713
                                                                      ----------

Utilities - Telephone (2.4%)
Alltel Corp. ...............................             3,500           109,813
AT&T Corp. .................................            12,000           522,000
Bell Atlantic Corp. ........................             8,100           524,475
BellSouth Corp. ............................            19,300           779,238
GTE Corp. ..................................            18,700           850,850
MCI Communications Corp. ...................             7,700           251,694
NYNEX Corp. ................................             8,100           389,813
Pacific Telesis Group ......................             4,400           161,700
SBC Communications, Inc. ...................            11,300           584,775
Sprint Corp. ...............................             6,000           239,250
Tellabs, Inc. + ............................             5,600           210,700
U. S. West Communications Group ............             6,600           212,850
WorldCom, Inc. + ...........................             9,600           250,200
                                                                      ----------
                                                                       5,087,358
                                                                      ----------
Total Common Stocks (cost $113,521,577) ....                         116,189,313
                                                                     -----------

                                                    Principal           Market
                                                     Amount             Value
                                                    --------         -----------

LONG-TERM BONDS AND NOTES (35.9%)
U.S. Government Obligations (35.9%)
U.S. Treasury Strip, 6.20%#, 11/15/01 .....      $ 66,970,000     $ 49,681,376
U.S. Treasury Strip, 6.21%#, 02/15/02 .....        34,510,000       25,236,207
                                                                   ------------
Total Long-Term Bonds and Notes
  (cost $75,017,940) .......................                         74,917,583
                                                                   ------------

SHORT-TERM INVESTMENTS (12.5%)
Bridgestone Firestone Master Trust,
  Inc. ++ , Asset-Backed Securities,
  6.40%, 01/06/97 ..........................         5,000,000        5,000,000
Circuit City Credit Card ++ , Comm
  Paper, 6.20%, 01/07/97 ...................        10,200,000       10,200,000
Dealers Capital Access Trust, Inc.,
  Comm. Paper, 7.00%, 01/02/97 .............        10,161,000       10,161,000
U.S. Treasury Bill +++ , Time
  Deposit, 5.115%, 08/21/97 ................           750,000          725,360
                                                                   ------------
Total Short-Term Investments
  (cost $26,086,360) .......................                         26,086,360
                                                                   ------------
TOTAL INVESTMENTS
  (cost $214,625,877)(a) ...................                        217,193,256
Other assets less liabilities ..............                         (8,751,524)
                                                                   -------------
Total Net Assets ...........................                       $208,441,732
                                                                   ============

Aetna GET Fund, Series C
Portfolio of Investments - December 31, 1996 (continued)
================================================================================

Notes to Portfolio of Investments


(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at December 31, 1996, are as follows:

Unrealized gains .....................................              $ 3,105,958
Unrealized losses ....................................                 (538,579)
                                                                    ===========
Net unrealized gain ..................................              $ 2,567,379
                                                                    ===========

+ Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

+++ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1996.

# Effective interest rate.

Category percentages are based on net assets.

Information concerning open future contracts at December 31, 1996 is shown below:

                      No. of         Initial
                       Long          Notional        Expiration       Unrealized
                     Contracts        Value             Date         Gain/(Loss)
                     ---------     -----------       ----------      -----------
S & P 500 Index
  Future                 30        $10,921,250          March 97      $  246,250
                                                                     ===========

108 See Notes to Financial Statements.

Aetna GET Fund
Statement of Assets and Liabilities -- December 31, 1996
================================================================================
                                                      Series B      Series C
                                                      --------      --------
Assets:
Investments, at market value .....................  $84,459,920    $217,193,256
Cash .............................................        9,056           1,815
Receivable for:
  Dividends and interest .........................      154,334          86,539
  Investments sold ...............................       19,013              --
  Miscellaneous ..................................        1,161              --
                                                    -----------    ------------
    Total assets .................................   84,643,484     217,281,610
                                                    -----------    ------------

Liabilities:
Payable for:
  Dividends to shareholders ......................           --             500
  Investments purchased ..........................    1,424,648       8,209,233
  Fund shares redeemed ...........................       49,731         317,609
  Variation margin ...............................       87,600         219,000
Accrued investment advisory fees .................       54,282          70,430
Accrued administrative service fees ..............       10,856          23,106
                                                    -----------    ------------
    Total liabilities ............................    1,627,117       8,839,878
                                                    -----------    ------------
NET ASSETS .......................................  $83,016,367    $208,441,732
                                                    ===========    ============
Net assets represented by:
Paid-in capital ..................................  $53,161,127    $205,293,548
Net unrealized gain on investments ...............   13,800,171       2,813,629
Undistributed net investment income ..............      315,700         285,668
Accumulated net realized gain on investments .....   15,739,369          43,887
                                                    -----------    ------------
NET ASSETS .......................................  $83,016,367    $208,441,732
                                                    ===========    ============

Shares authorized ................................    Unlimited       Unlimited
Par value ........................................  $     0.001    $      0.001
Shares outstanding ...............................    5,838,084      20,376,028
Net asset value per share (net assets divided by
  shares outstanding) ............................  $    14.220    $     10.230

Cost of investments ..............................  $70,661,848    $214,625,877

See Notes to Financial Statements.

Aetna GET Fund
Statements of Operations
================================================================================

                                                                                                  Series B            Series C
                                                                                                ------------        ------------
                                                                                                                     Period from
                                                                                                Year ended          September 16,
                                                                                                December 31,           1996 to
                                                                                                    1996          December 31, 1996
                                                                                                ------------      -----------------
Investment Income:
Dividends ...........................................................................           $  1,900,100        $     81,659
Interest ............................................................................                686,596           1,369,609
                                                                                                ------------        ------------
                                                                                                   2,586,696           1,451,268
Foreign taxes withheld ..............................................................                (15,246)               --
                                                                                                ------------        ------------
         Total investment income ....................................................              2,571,450           1,451,268
                                                                                                ------------        ------------
Expenses:
Investment advisory fees ............................................................                687,514             105,418
Administrative services fees ........................................................                 90,736              44,099
                                                                                                ------------        ------------
         Total expenses .............................................................                778,250             149,517
                                                                                                ------------        ------------
Net investment income ...............................................................              1,793,200           1,301,751
                                                                                                ------------        ------------
Net Realized and Unrealized Gain:
Net realized gain on:
  Sale of investments ...............................................................             15,167,755              43,887
  Futures ...........................................................................                501,167                --
                                                                                                ------------        ------------
         Net realized gain on investments ...........................................             15,668,922              43,887
                                                                                                ------------        ------------
Net change in unrealized gain or loss on:
  Investments .......................................................................              1,649,453           2,567,379
  Futures ...........................................................................                154,146             246,250
                                                                                                ------------        ------------
         Net change in unrealized gain or loss on investments .......................              1,803,599           2,813,629
                                                                                                ------------        ------------
Net realized and change in unrealized gain ..........................................             17,472,521           2,857,516
                                                                                                ------------        ------------
Net increase in net assets resulting from operations ................................           $ 19,265,721        $  4,159,267
                                                                                                ============        ============

See Notes to Financial Statements.

Aetna GET Fund
Statements of Changes in Net Assets
================================================================================

                                                                               Series B                               Series C
                                                             ---------------------------------------          ---------------------
                                                                                                                  Period from
                                                               Year Ended             Year Ended              September 16, 1996 to
                                                             December 31, 1996     December 31, 1995            December 31, 1996
                                                             -----------------     -----------------          ---------------------
Operations:
Net investment income .....................................    $ 1,793,200            $ 2,238,511                  $  1,301,751
Net realized gain .........................................     15,668,922              5,733,595                        43,887
Net change in unrealized gain .............................      1,803,599             12,335,976                     2,813,629
                                                               -----------            -----------                  ------------
  Net increase in net assets resulting from operations ....     19,265,721             20,308,082                     4,159,267
                                                               -----------            -----------                  ------------

Distributions to Shareholders:
From net investment income ................................     (1,477,500)            (2,274,766)                   (1,016,083)
From net realized gains ...................................     (4,993,546)                    --                            --
                                                               -----------            -----------                  ------------
  Decrease in net assets from distributions to
   shareholders ...........................................     (6,471,046)            (2,274,766)                   (1,016,083)
                                                               -----------            -----------                  ------------
Share Transactions:
Proceeds from shares sold .................................        553,874                503,629                   204,744,426
Net asset value of shares issued upon reinvestment of
  distributions ...........................................      6,471,046              2,274,766                     1,016,083
Payments for shares redeemed ..............................    (25,372,861)            (6,386,680)                     (461,961)
                                                               -----------            -----------                  ------------
  Net increase (decrease) in net assets from share
   transactions ...........................................    (18,347,941)            (3,608,285)                  205,298,548
                                                               -----------            -----------                  ------------
Change in net assets ......................................     (5,553,266)            14,425,031                   208,441,732

Net assets:
Beginning of period .......................................     88,569,633             74,144,602                            --
                                                               -----------            -----------                  ------------
End of period .............................................    $83,016,367            $88,569,633                  $208,441,732
                                                               ===========            ===========                  ============
End of period net assets includes undistributed
  (distributions in excess of) net investment income ......    $   315,700            $   (19,095)                 $    285,668
                                                               ===========            ===========                  ============

Share Transactions:
Number of shares sold .....................................         41,466                 44,217                    20,323,071
Number of shares issued upon reinvestment of distributions         522,466                190,069                        97,913
Number of shares redeemed .................................     (1,867,727)              (566,518)                      (44,956)
                                                               -----------            -----------                  ------------
Net increase (decrease) ...................................     (1,303,795)              (332,232)                   20,376,028
                                                               ===========            ===========                  ============

See Notes to Financial Statements.

Aetna GET Fund
Notes to Financial Statements - December 31, 1996
================================================================================

1. Summary of Significant Accounting Policies

Aetna GET Fund (Fund) is registered under the Investment Company Act of 1940 as an open-end management investment company. It was organized under the laws of Massachusetts as a business trust on March 9, 1987. The Declaration of Trust permits the Fund to offer separate series (Series) each of which has its own investment objective, policies and restrictions.

Currently there are two diversified Series of the Fund, Aetna GET Fund, Series B (Series B) and Aetna GET Fund, Series C (Series C). Both Series seek to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period (Guaranteed Period). The minimum targeted return for each Series during its Guaranteed Period is 2.5% per year before asset based contract charges and each Series cost of operations.

Series  B  accumulated  deposits  from  March  15,  1994 to June 30,  1994.  The
Guaranteed Period for Series B is from July 1, 1994 to June 30, 1999, its maturity date.

Series C accumulated deposits from September 16, 1996 to December 16, 1996. The Guaranteed Period for Series C is from December 17, 1996 to December 16, 2001, its maturity date.

Shares of each Series are owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts and variable life insurance policies. Currently, all shares are held by separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its subsidiary, Aetna Insurance Company of America.

ALIAC serves as the Investment Adviser and principal underwriter to each Series. It is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc. which is in turn a wholly-owned subsidiary of Aetna Inc.

The accompanying financial statements of the Series have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Series.

A. Valuation of Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest approximates market. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Trustees.

B. Futures Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. Each Series uses futures contracts as a hedge against declines in the value of portfolio securities. Each Series may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, a Series is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by a Series equal to the daily fluctuations in the market value of the contract. These amounts are recorded by a Series as unrealized gains or losses. When a contract is closed, a Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Series are closed prior to expiration.

================================================================================

The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the price of futures contracts. The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. The notional amounts of these contracts are disclosed in the Portfolio of Investments. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contract. For federal income tax purposes, any futures contracts which remain open at the end of the fiscal period are marked-to-market and the resultant net gain or loss is included in federal taxable income.

C. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. Federal Income Taxes

As a qualified regulated investment company, each Series is relieved of federal income taxes by distributing its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

E. Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to losses deferred due to wash sales.

F. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security using a yield-to-maturity method. Dividend income and stock splits as well as distributions to the shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

2. Investment Advisory Fee and Other Expenses

Each Series pays ALIAC, its investment adviser, an investment advisory fee expressed as a percentage of the average daily net assets of each Series. Investment advisory fees for Series B are at an annual rate of 0.75% of its average daily net assets. Investment advisory fees for Series C are at an annual rate of 0.60% of its average daily net assets (0.25% during the accumulation period, September 16, 1996 to December 16, 1996).

Prior to May 1, 1996, the Fund had entered into an administrative services agreement (the Agreement) with ALIAC whereby ALIAC was reimbursed for a share of its overhead related to managing each Series. In addition, ALIAC had been paying, and each Series had been reimbursing ALIAC for, their ordinary, recurring expenses such as legal fees, trustees' fees, custodial fees and insurance premiums. Effective May 1, 1996, the Agreement was modified to enable each Series to fix the amount of its costs and expenses. Under the terms of the new Agreement, ALIAC will receive a fixed fee in exchange for providing the services described above including reimbursement of its overhead related to managing each Series. The new Agreement provides for ALIAC to receive a fixed fee at an annual rate of 0.15% of average daily net assets of each Series.

Aetna GET Fund
Notes to Financial Statements - December 31, 1996 (continued)
================================================================================

2. Investment Advisory Fee and Other Expenses (continued)

On July 19, 1996, the shareholders of Series B voted to approve a subadvisory agreement (the Subadvisory Agreement) among the Fund, ALIAC and ALIAC's affiliate, Aeltus Investment Management, Inc. (Aeltus), which became effective August 1, 1996. Aeltus has been the subadviser for Series C since its inception. Under the terms of the Subadvisory Agreement, Aeltus will supervise the investment and reinvestment of cash and securities and provide certain related administrative services to each Series in exchange for a fee (payable by ALIAC) of up to 0.35% of Series B's and up to 0.375% of Series C's average daily net assets. For the period ended December 31, 1996, ALIAC paid Aeltus $133,105 and $74,758 for Series B and Series C, respectively, in accordance with the terms of the subadvisory agreement.

3. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the year or period ended December 31, 1996 were:

                                    Cost of Purchases        Proceeds from Sales
                                    -----------------        -------------------
                Series B                 $105,105,336               $123,128,388
                Series C                  200,357,793                 12,002,996

4. Certain Reclassifications

In accordance with Statement of Position 93-2, Series B has reclassified $19,095 from accumulated net realized gain (loss) on investments to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of Series B and is designed to present Series B's capital accounts on a tax basis.

================================================================================

Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited)

On July 31, 1996, Series B declared long term capital gain dividends of $0.255 per share.

All of the income dividends paid by each Series were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were:

                Series B                       34.27%
                Series C                        5.65%

Aetna GET Fund, Series B
Financial Highlights
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                                         Six-month
                                                                                       Year Ended                       Period Ended
                                                                                       December 31,                     December 31,
                                                                                1996                  1995 +               1994 +
                                                                            ------------          ------------         ------------
Net asset value per share, beginning of period .....................        $     12.401          $      9.920         $     10.092
                                                                            ------------          ------------         ------------
Income from investment operations:
  Net investment income ............................................               0.283                 0.309                0.250
  Net realized and unrealized gain .................................               2.489                 2.492               (0.064)
                                                                            ------------          ------------         ------------
        Total from investment operations ...........................               2.772                 2.801                0.186
                                                                            ------------          ------------         ------------
Less distributions:
  From net investment income .......................................              (0.230)               (0.320)              (0.317)
  From net realized gains on investments ...........................              (0.723)                 --                 (0.041)
                                                                            ------------          ------------         ------------
        Total distributions ........................................              (0.953)               (0.320)              (0.358)
                                                                            ------------          ------------         ------------
Net asset value per share, end of period ...........................        $     14.220          $     12.401         $      9.920
                                                                            ============          ============         ============

Total return* ......................................................               23.52%                28.38%                1.83%
Net assets, end of period (000's) ..................................        $     83,016          $     88,570         $     74,145
Ratio of total expenses to average net assets** ....................                0.85%                 1.03%                0.53%
Ratio of net investment income to average net assets** .............                1.96%                 2.74%                4.52%
Portfolio turnover rate ............................................              122.27%                90.25%               36.12%
Average commission rate paid per share .............................        $     0.0538                  --                   --

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

** Annualized for periods of less than one year.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


See Notes to Financial Statements.

Aetna GET Fund, Series C
Financial Highlights
================================================================================

Selected data for a fund share outstanding throughout the period:

                                                                                                                      Period from
                                                                                                                   December 17, 1996
                                                                                                                     to December 31,
                                                                                                                         1996
                                                                                                                     -------------
Net asset value per share, beginning of period ....................................................                  $      10.125
                                                                                                                     -------------
Income from investment operations:
  Net investment income ...........................................................................                          0.009
  Net realized and unrealized gain ................................................................                          0.146
                                                                                                                     -------------
        Total from investment operations ..........................................................                          0.155
                                                                                                                     -------------
Less distributions:
  From net investment income ......................................................................                         (0.050)
                                                                                                                     -------------
        Total distributions .......................................................................                         (0.050)
                                                                                                                     -------------
Net asset value per share, end of period ..........................................................                  $      10.230
                                                                                                                     =============

Total return* .....................................................................................                           1.52%
Net assets, end of period (000's) .................................................................                  $     208,442
Ratio of total expenses to average net assets** ...................................................                           0.75%
Ratio of net investment income to average net assets** ............................................                           3.04%
Portfolio turnover rate ...........................................................................                           6.25%
Average commission rate paid per share ............................................................                  $      0.0342

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

** Annualized.


See Notes to Financial Statements.

                          Independent Auditors' Report




The Shareholders and Board of Trustees
Aetna GET Fund:

We have audited the accompanying statements of assets and liabilities of Aetna GET Fund, Series B and Series C (the Funds), including the portfolios of investments, as of December 31, 1996, and the related statements of operations for the year then ended for Series B and the period from September 16, 1996 (commencement of operations) to December 31, 1996 for Series C, statements of changes in net assets for the two-year period ended December 31, 1996 for Series B and the period from December 16, 1996 to December 31, 1996 for Series C and financial highlights for each of the years in the two-year period ended December 31, 1996 and the six month period ended December 31, 1994 for Series B and the period from December 16, 1996 to December 31, 1996 for Series C. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna GET Fund, Series B and Series C as of December 31, 1996, the results of their operations, changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.


                                                  KPMG Peat Marwick LLP


Hartford, Connecticut
February 14, 1997

                            Aetna GET Fund, Series B
                   Special Meeting of Shareholders (Unaudited)
================================================================================

A Special Shareholder Meeting was held for shareholders of the Fund on July 19, 1996. Shareholders of record on May 31, 1996 were entitled to vote at the meeting.

The Shareholders of the Fund voted to elect nine Trustees, approve a subadvisory agreement among the Fund, ALIAC, and Aeltus, and approve a new Investment Advisory Agreement between the Fund and ALIAC. In addition, shareholders of the Fund voted to amend the Fund's Declaration of Trust to modify the Fund's liability and indemnification provisions.

A.  Election of Trustees

The following individuals were elected to serve as Trustees of the Fund. Every individual named served as a Trustee of the Fund prior to this election. There are no other individuals currently serving as a Trustee of the Fund.

                                       Votes Cast          Votes
                  Trustee                 For            Withheld
          -------------------------------------------------------------
          Morton Ehrlich               6,753,630          114,235
          Maria T. Fighetti            6,753,481          114,384
          David L. Grove               6,734,545          133,320
          Timothy A. Holt              6,752,298          115,567
          Daniel P. Kearney            6,751,897          115,968
          Sidney Koch                  6,753,630          114,235
          Shaun P. Mathews             6,752,298          115,567
          Corine T. Norgaard           6,753,630          114,235
          Richard G. Scheide           6,753,630          114,235

B.  Approval of Subadvisory Agreement

The shareholders of the Fund voted to approve a Subadvisory Agreement with Aeltus. (See Note 2 of Notes to Financial Statements for a description of the services provided and the compensation arrangement defined by the terms of the agreement.)

Results of the vote were:

               Votes Cast          Votes Cast
                  For               Against         Abstentions
          --------------------------------------------------------
               6,463,900            255,020           148,945

C.  Approval of New Investment Advisory Agreement

Shareholders of the Fund voted to approve a new Investment Advisory Agreement (the "Agreement") between the Fund and ALIAC. The Agreement was updated in the following respects: the language was simplified where possible; the liability provisions made it clear that ALIAC is liable to the Fund for ALIAC's negligence, and it expanded ALIAC's ability to use brokerage commissions to pay Fund expenses.

Results of the vote were:

               Votes Cast          Votes Cast
                  For               Against         Abstentions
          --------------------- ----------------- ----------------
               6,346,902            228,526           292,437

================================================================================

D.  Amendment to Funds' Declaration of Trust

Shareholders of the Fund voted to delete and restate certain articles in the Fund's Declaration of Trust related to the liability of Trustees to the Fund and the indemnification by the Fund of Trustees and officers for liabilities incurred while acting as Trustees or officers of the Fund. The primary purpose of the amendment is to allow the Fund to advance costs to a Trustee if that Trustee is named in an action for which the Fund would ultimately be obligated to indemnify the Trustee without the Trustee being required to post collateral.

Results of the vote were:

               Votes Cast          Votes Cast
                  For               Against         Abstentions
          --------------------- ----------------- ----------------
               6,298,152            283,608           286,105